UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22201

Direxion Shares ETF Trust
(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 28th Floor New York, NY			10019
(Address of principal executive offices)			(Zip code)

1301 Avenue of the Americas (6th Ave.), 28th Floor New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-851-0511

Date of fiscal year end:	October 31, 2017

Date of reporting period:	October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2017

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

Direxion All Cap Insider Sentiment Shares

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Direxion iBillionaire Index ETF

Direxion NASDAQ-100® Equal Weighted Index Shares

Direxion Zacks MLP High Income Index Shares

1X BEAR FUNDS

Direxion Daily CSI 300 China A Share Bear 1X Shares

Direxion Daily S&P 500® Bear 1X Shares

Direxion Daily Total Bond Market Bear 1X Shares

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Direxion Daily 20+ Year Treasury Bear 1X Shares

1.25X BULL FUNDS

Direxion Daily S&P 500® Bull 1.25X Shares

Direxion Daily Small Cap Bull 1.25X Shares

2X BULL FUNDS	2X BEAR FUNDS
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares
Direxion Daily High Yield Bear 2X Shares
Direxion Daily MSCI European Financials Bull 2X Shares
(formerly Direxion Daily European Financials Bull 2X Shares)
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily Silver Miners Index Bull 2X Shares
Direxion Daily Small Cap Bull 2X Shares

Table of Contents

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	15
Expense Example (Unaudited)	34
Allocation of Portfolio Holdings (Unaudited)	36
Schedules of Investments	37
Statements of Assets and Liabilities	59
Statements of Operations	64
Statements of Changes in Net Assets	69
Financial Highlights	79
Notes to the Financial Statements	82
Report of Independent Registered Public Accounting Firm	108
Supplemental Information (Unaudited)	109
Trustees and Officers	110
Board Review of Investment Advisory Agreement (Unaudited)	114

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Letter to Shareholders (Unaudited)

Dear Shareholders,

This Annual Report for the Direxion Shares exchange-traded funds (the "ETFs") covers the period from November 1, 2016 to October 31, 2017 (the "Annual Period").

Market Review:

Equity markets in the U.S. and abroad began the Annual Period amid an environment of uncertainty pertaining not only to U.S. elections and related policy implications, but also to lingering concerns over the U.K.'s decision to leave the EU. Subsequent clarification of the plans of the incoming Presidential administration provided a global boost to equity markets that would persist through the Annual Period. Spurred by policies friendly to banks, financial stocks were leaders of the S&P 500 into the end of Q4 2016. U.S. tailwinds boosted stock performance in Europe and Asia, while the Federal Reserve's move to increase interest rates weighed on some of their currencies when compared to the U.S. Dollar. Into 2017, the S&P 500 was further bolstered by positive economic data and a hopeful outlook on topics such as infrastructure spending, deregulation and tax cuts. Favorable monetary policy by global central banks was a continued boon for the global equity market during the first quarter of 2017. A pullback in the U.S. Dollar on dovish signals from the Federal Reserve regarding its monetary policy was beneficial to international equities during this timeframe. April 2017 saw a spike in previously protracted lows in volatility due to geopolitical concerns and a softening of economic data in the U.S. Into summer, U.S. markets experienced the increasingly rare phenomenon of increased volatility in response to White House headlines that the President requested the investigation into Russian ties be dropped. August 2017 proved to be the opposite of what is typically seen as a quiet month for the market. Volatility spiked on the threat of U.S. war with North Korea and European stocks were caught in the verbal crossfire, suffering their worst week since November 2016. The remainder of the Annual Period was characterized by record highs for U.S indexes, tempered with the realization that U.S. policy changes would not be instituted as expediently as originally thought.

The Annual Period saw three federal fund rate hikes, (December, March and June). The shift away from Zero Interest-Rate Policy accelerated as the U.S. economy continued to show strength. U.S. government bonds saw negative returns over the Annual Period due to a combination of the aforementioned Federal Reserve's monetary tightening, and possible fiscal stimulus in the form of infrastructure spending and tax cuts. Rates did fall for most of August 2017, but could not fully recover from the prevailing trend. The higher yielding corporate bonds continued double-digit outperformance over long-term treasuries. In the current low volatility world, investors continue to invest in high-yield debt, with demand outpacing supply.

Factors Affecting Performance of Non-Leveraged ETFs:

The following exchange-traded funds are considered (the "Non-Leveraged ETFs") – Direxion All Cap Insider Sentiment Shares, Direxion Auspice Broad Commodity Strategy ETF, Direxion iBillionaire Index ETF, Direxion NASDAQ-100® Equal Weighted Index Shares and Direxion Zacks MLP High Income Index Shares.

Benchmark Performance – The performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section above.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index funds' fees, which cause a greater negative impact on ETF performance. Transaction costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETFs' use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

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Non-Leveraged ETFs Performance Review:

The following discussion relates to the performance of the Non-Leveraged ETFs for the Annual Period. These ETFs seek to match, after expenses, the return of a benchmark through time. For these ETFs, the benchmark performance for the period is the standard against which they should be evaluated. The performance of the ETFs for the Annual Period is important primarily for understanding whether the ETFs meet their investment goals.

The Direxion All Cap Insider Sentiment Shares seeks investment results, before fees and expenses, which track the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index. The Sabrient Multi-Cap Insider/Analyst Quant-weighted Index is a quantitatively-weighted index comprised of 100 of the top publicly-traded companies in the S&P 1500® Index. The index reflects positive sentiment among those "insiders" closest to a company's financials and business prospects, such as top management, directors, large institutional holders, and the Wall Street research analysts who follow the company. For the Annual Period, the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index returned 19.35%, while the Direxion All Cap Insider Sentiment Shares returned 18.07%.

The Direxion All Cap Insider Sentiment Shares' performance was strong from the start of November 2016 through year-end, propelled by the results of the U.S. presidential election. Into early 2017, Fund returns became more stable, but remained positive. The Fund's highest weighted sectors remained the same, however the weight for financials increased, while the weights for consumer discretionary and information technology decreased. The Direxion All Cap Insider Sentiment Shares was helped by its increased exposure to financial stocks, which outperformed the S&P 500 during the timeframe. Consumer discretionary stocks, such as Kohl's which missed on revenue, dragged on Fund performance. Into summer, energy names weighed down performance, while retail names such as Target Corp. were also weak on Amazon.com Inc.'s purchase of Whole Foods Market. Late July into August proved a difficult stretch for the Fund, with fervor surrounding the fate of Obamacare under the new Presidential administration weighing on performance in healthcare and pharma names. The Direxion All Cap Insider Sentiment Shares experienced a subsequent rebound in late August, with increased exposure to information technology and decreased exposure to financials and industrials. September's rebalance increased Fund exposure to Consumer Discretionary and slightly decreased exposure to information technology, but it was financial stocks that outperformed and carried the Fund through month-end. Along with broader equity markets, the Direxion All Cap Insider Sentiment Shares experienced a choppy final month of the Annual Period, with underperformance healthcare and consumer discretionary names like J.C. Penny offset by gains in information technology names such as Google and Adobe.

The Direxion Auspice Broad Commodity Strategy ETF seeks to provide total returns that exceed that of the Auspice Broad Commodity Index over a complete market cycle. The Auspice Broad Commodity Index attempts to capture upward trends in the commodity markets while minimizing risk during down trends. The Auspice Broad Commodity Index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of twelve commodity futures, which cover the energy, metal, and agricultural sectors. It attempts to incorporate dynamic risk management and contract rolling methods. Since the Fund's inception on March 30, 2017, the Auspice Broad Commodity Index returned -5.96%, while the Direxion Auspice Broad Commodity Strategy ETF returned -4.72%.

The Direxion Auspice Broad Commodity Strategy ETF was impacted by extremely low levels of volatility in April, which weighed on broad commodity performance. In April, as global equity markets trended higher, metals and energy contributed to the downside, with cotton adding back some positive performance. A choppy May was followed by weakness in June and July, as the two sectors with exposure – metals and agricultural – were both negative for the timeframe. The Fund caught a breather in August while equity markets in the U.S. were relatively flat for the month. Gains in both base and precious metals drove the positive performance in August, but the Fund gave it back on a correction in September. The Annual Period finished on a strong note as the Direxion Auspice Broad Commodity Strategy ETF was long five positions in the two sectors of metals and energy, both of which were overall positive for the month of October.

The Direxion iBillionaire Index ETF seeks investment results, before fees and expenses, which track the iBillionaire Index. The iBillionaire Index is comprised of the 30 large-cap U.S. equities in which a select pool of investment billionaires has allocated the most assets, according to Form 13F filings. Billionaires are selected from a group of U.S. investment billionaires based on net worth, source of wealth, and portfolio size. The 30 stocks are equally weighted at a fixed weight of 3.33% each,

DIREXION ANNUAL REPORT
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and the index is rebalanced quarterly. For the Annual Period, the iBillionaire Index returned 30.69%, while the Direxion iBillionaire Index ETF returned 29.40%.

The Direxion iBillionaire Index ETF benefitted from a year-long bull market following an upset victory by Donald Trump in the U.S. presidential election, as many major indices reached record highs. During this run, the Fund's assets were mostly concentrated in the consumer discretionary, financials, health care and information technology sectors. Information technology and financials were strong outperformers during the Annual Period. Notably, the Direxion iBillionaire Index ETF's outperformance can be strongly attributed to a robust year for the technology industry, with names like Apple Inc., Microsoft Corp. and Paypal Holdings Inc. contributing to much of the gains. Towards the end of the Annual Period, the Fund rebalanced and allocated towards financials and healthcare, and away from consumer staples and industrials.

The Direxion NASDAQ-100® Equal Weighted Index Shares seeks investment results, before fees and expenses, which track the NASDAQ-100® Equal Weighted Index. The NASDAQ-100® Equal Weighted Index includes 100 of the largest non-financial securities listed on NASDAQ® , but instead of being weighted by market capitalization, each of the constituents is initially set at 1.00%. The index is reviewed and adjusted annually in December, but replacements may be made any time throughout the year. The index is rebalanced quarterly in March, June, September and December. For the Annual Period, the NASDAQ-100® Equal Weighted Index returned 26.66%, while the Direxion NASDAQ-100® Equal Weighted Index Shares returned 26.16%.

The Direxion NASDAQ-100® Equal Weighted Index Shares underperformed the NASDAQ-100® Index during the Annual Period. The underperformance can be attributed to the NASDAQ-100's heaviest-weighted holdings performing strongly, as compared to the holdings in the Fund, which are weighted far more equally. To note, Apple Inc. (gaining 51.53%) and Microsoft Corp. (gaining 42.12%) make up roughly 21% of the NASDAQ-100® Index, but only 2.15% of the Direxion NASDAQ-100® Equal Weighted Index Shares. Compared to the NASDAQ-100® Index, the equally-weighted methodology somewhat hindered the return profile of the entire basket, since it reduced the exposure to the highest performing technology names. At the end of the Annual Period, the Fund's holdings were weighted as follows: information technology (39.81%), consumer discretionary (27.19%), healthcare (19.13%), industrials (6.93%), consumer staples (4.93%) and telecommunications (1.99%).

The Direxion Zacks MLP High Income Index Shares seeks investment results, before fees and expenses, which track the price and yield performance of the Zacks MLP High Income Index. The Zacks MLP High Income Index selects 25 Master Limited Partnerships ("MLPs") utilizing a methodology proprietary to Zacks. The objective of the index is to select a group of MLPs with the potential to yield and outperform on a risk-adjusted basis the S&P 500® Index and other benchmark indices. The Zacks MLP High Income Index only comprises MLPs listed on at least one U.S. stock exchange with a minimum market capitalization of at least $300 million. Each MLP is ranked based on liquidity, short interest, dividend yield and other factors. The final index is comprised of the 25 highest-ranking securities. The constituents are equally weighted, to make up 4% of the portfolio each. The constituent selection process and rebalancing is repeated on a quarterly basis and the Zacks MLP High Income Index reconstitution occurs after the last business day of January, April, July and October. For the Annual Period, the Zacks MLP High Income Index returned -1.96%, while the Direxion Zacks MLP High Income Index Shares returned -1.90%.

The Direxion Zacks MLP High Income Index Shares remained heavily invested in midstream names, a weighting which remained in the range of 54% to 68% throughout the Annual Period. Downstream MLPs also carried their fair share in terms of exposure, ranging from 20% to 41%. Upstream names remained the lowest weight in the Fund, rarely having more than a 10% weight. The Direxion Zacks MLP High Income Index Shares rallied from the end of November through mid-February, spurred by OPEC agreeing to extend production cuts which helped to stabilized oil prices. The election of Donald Trump may have contributed to a rally because of his promise to reduce regulation, along with approving the Dakota Access Pipeline and reversing drilling restrictions put in place by previous administrations. The MLP space closely tracked crude oil prices for much of the Annual Period, rising in tandem from November to mid-February and subsequently falling in tandem from mid-February through June. Unfortunately, the energy MLP space did not enjoy the mid-October upside in crude oil, with the Fund declining into the end of the Annual Period as crude rallied. The dislocation was due to many

DIREXION ANNUAL REPORT
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energy MLPs, such as Enterprise Products Partners, deciding to cut their distribution growth guidance. As a result MLP, equity prices dropped due to the expectation of a lower yield in 2018.

Factors Affecting Performance of Bear ETFs:

The following exchange-traded funds are considered (the "Bear ETFs") – Direxion Daily CSI 300 China A Share Bear 1X Shares, Direxion Daily S&P 500® Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares, Direxion Daily 7-10 Year Treasury Bear 1X Shares and Direxion Daily 20+ Year Treasury Bear 1X Shares.

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section.

Volatility and Compounding – The goal of the Bear ETFs is to provide the inverse of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide the inverse of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain inverse exposure, a Bear ETF receives LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. Because LIBOR is very low, a Bear ETF receives a negligible amount of financing, or in the case of hard-to-borrow shares, might pay to finance its short position. If interest rates increase, the cost of financing will adversely impact an ETF's performance and ability to track its index.

Equity Dividends and Bond Interest – The Bear ETFs are negatively impacted by bond interest as they are obligated to pay interest, accrued on a daily basis. The Bear ETFs are also negatively impacted by index dividends as they are obligated to pay the dividends.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index funds' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of derivatives, shorting securities, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Bear ETFs Performance Review:

The next discussion relates to the performance of the Bear ETFs for the Annual Period. The Bear ETFs seek daily investment results, before fees and expenses, of -100% of the performance of a particular benchmark, meaning that the Bear ETFs attempt to move in the opposite direction, or inverse, of the benchmark.

In seeking to achieve each Bear ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each Bear ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with a Bear ETF's objective. As a consequence, if a Bear ETF is performing as designed, the return of the benchmark will dictate the return of that ETF. Each Bear ETF pursues its investment objectives regardless of market conditions and does not take defensive positions.

The Bear ETFs, as stated above, seek daily investment results. They do not seek to track 100% of the inverse of their respective benchmarks for periods of longer than one day and the performance of the ETFs over longer periods may not correlate to the benchmarks performance. The Bear ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by

DIREXION ANNUAL REPORT
7

sophisticated investors who understand the risks associated with the inverse ETFs, such as risks related to shorting and cash transactions, and intend to actively monitor and manage their investments.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives, in general, are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each Bear ETF seeks daily investment results of its relevant benchmark, a comparison of the annual return of the Bear ETF to the relevant benchmark tells you little about whether a Bear ETF has met its investment objective. To determine if the Bear ETFs have met their daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF in light of the path of the relevant underlying index. The models do not take into account the size of a Bear ETF, the Bear ETF's expense ratio or any transaction or trading fees associated with creating or maintaining a Bear ETF's portfolio. A brief comparison of the actual returns versus the expected returns for each of the Bear ETFs during the Annual Period follows below.

The Direxion Daily CSI 300 China A Share Bear 1X Shares seeks to provide -100% of the daily return of the CSI 300 Index. The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. For the Annual Period, the CSI 300 Index returned 20.10%. The Direxion Daily CSI 300 China A Share Bear 1X Shares returned -22.46%, while the model indicated an expected return of -21.53%.

The Direxion Daily S&P 500® Bear 1X Shares seeks to provide -100% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted, market capitalization-weighted index. For the Annual Period, the S&P 500® Index returned 23.63%. The Direxion Daily S&P 500® Bear 1X Shares returned -18.62%, while the model indicated an expected return of -19.55%.

The Direxion Daily Total Bond Market Bear 1X Shares seeks to provide -100% of the daily return of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. Dollar denominated, fixed-rate taxable bond market, and is composed of U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities. For the Annual Period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.90%. The Direxion Daily Total Bond Market Bear 1X Shares returned -0.19%, while the model indicated an expected return of -0.67%.

The Direxion Daily 7-10 Year Treasury Bear 1X Shares seeks to provide -100% of the daily return of the ICE U.S. Treasury 7-10 Year Bond Index. The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Annual Period, the ICE U.S. Treasury 7-10 Year Bond Index returned -1.67%. The Direxion Daily 7-10 Year Treasury Bear 1X Shares returned 1.40%, while the model indicated an expected return of 1.52%.

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The Direxion Daily 20+ Year Treasury Bear 1X Shares seeks to provide -100% of the daily return of the ICE U.S. Treasury 20+ Year Bond Index. The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Annual Period, the ICE U.S. Treasury 20+ Year Bond Index returned -2.52%. The Direxion Daily 20+Year Treasury Bear 1X Shares returned 2.05%, while the model indicated an expected return of 1.57%.

Leveraged ETFs Operational Review:

The discussion below relates to the performance of the ETFs for the Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of 125%, 200% or -200% of the performance of a particular benchmark.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective benchmarks for periods of longer than one day and the performance of the ETFs over longer periods may not correlate to the benchmarks performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bull" in their name (the "Bull ETFs") attempt to provide investment results that correlate to 125% or 200% of the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark.

The Funds with the word "Bear" in their name attempt to provide investment results that correlate to -200% of the return of an index or benchmark, meaning that the Bear Funds attempt to move in the opposite or inverse direction of the target index or benchmark.

In seeking to achieve each ETF's daily investment results, Rafferty relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the index or benchmark will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if the ETFs have

DIREXION ANNUAL REPORT
9

met their daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF in light of the path of the relevant benchmark (the "Index"). The models do not take into account the size of an ETF, the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio.

Factors Affecting Leveraged ETF Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

Leverage – Each ETF seeks daily investment results (before fees and expenses) of either 125% or 200% (for the Bull ETFs) or -200% (for the Bear ETFs) of the performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of LIBOR plus or minus a spread and a Bear ETF receives LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. Because LIBOR is very low, financing costs create a drag on a Bull ETF's performance while a Bear ETF receives a negligible amount, or in the case of hard-to-borrow shares, might pay to finance its short position. If interest rates increase, the cost of financing will adversely impact an ETF's performance and ability to track its index.

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time but deviates from its underlying index in the short-term.

Equity Dividends and Bond Interest – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Equity Bear ETFs are negatively impacted as they are obligated to pay the dividends. Treasury Bull ETFs receive interest, accrued on a daily basis, to account for the Treasury's annual coupon payments while the Treasury Bear ETFs pay interest, accrued on a daily basis.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Leveraged ETFs Performance Review:

The Direxion Daily S&P 500® Bull 1.25X Shares seeks to provide 125% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted. For the Annual Period, the S&P 500® Index returned 23.63%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily S&P 500® Bull 1.25X Shares returned 29.43%, while the model indicated an expected return of 30.26%.

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The Direxion Daily Small Cap Bull 1.25X Shares seeks to provide 125% of the daily return of the 125% of the Russell 2000® Index. The Russell 2000® Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. For the Annual Period, the Russell 2000® Index returned 27.85%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Small Cap Bull 1.25X Shares returned 35.01%, while the model indicated an expected return of 35.58%.

The Direxion Daily CSI 300 China A Share Bull 2X Shares seeks to provide 200% of the daily return of the CSI 300 Index. The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. For the Annual Period, the CSI 300 Index returned 20.10%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily CSI 300 China A Share Bull 2X Shares returned 54.34%, while the model indicated an expected return of 53.88%.

The Direxion Daily CSI China Internet Index Bull 2X Shares seeks to provide 200% of the daily return of the CSI Overseas China Internet Index. The CSI Overseas China Internet Index is provided by China Securities Index Co., LTD. The index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the internet and internet-related sectors, as defined by the index sponsor, China Securities Index Co., Ltd. A China-based company is a company that meets at least one of the following criteria: 1) the company is incorporated in mainland China; 2) its headquarters are in mainland China; or 3) at least 50% of the revenue from goods produced or sold, or services performed in mainland China. The index provider then removes securities that during the past year had a daily average trading value of less than $500,000 or a daily average market capitalization of less than $500 million. Since Fund inception on November 2, 2016, the CSI Overseas China Internet Index returned 43.84%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily CSI China Internet Index Bull 2X Shares returned 96.28% for the same period, while the model indicated an expected return of 102.64%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily High Yield Bear 2X Shares seeks to provide -200% of the daily return of the Bloomberg Barclays U.S. High Yield Very Liquid Index. The Bloomberg Barclays U.S. High Yield Very Liquid Index measures the performance of publicly issued U.S. Dollar-denominated, non-investment grade or high-yield, fixed-rate, taxable corporate bonds, also known as "junk bonds." The Index includes bonds that have a remaining maturity of at least one year, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody's, Fitch or Standard & Poor's, respectively, and have $500 million or more of outstanding face value. A bond must have been issued within the past five years. For the Annual Period, the Bloomberg Barclays U.S. High Yield Very Liquid Index returned 8.57%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily High Yield Bear 2X Shares returned -15.51%, while the model indicated an expected return of -16.04%.

The Direxion Daily MSCI European Financials Bull 2X Shares seeks to provide 200% of the daily return of the MSCI Europe Financials Index. The MSCI Europe Financials Index is provided by MSCI Inc. and is a free float-adjusted, market capitalization-weighted index and represents securities of large-capitalization and mid-capitalization companies across developed market countries in Europe. All component securities in the index are classified in the financials sector per the Global Industry Classification Standards. For the Annual Period, the MSCI Europe Financials Index returned 34.78%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily MSCI European Financials Bull 2X Shares returned 72.58%, while the model indicated an expected return of 75.86%.

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The Direxion Daily S&P 500® Bull 2X Shares seek to provide 200% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The Index is a float-adjusted. For the Annual Period, the S&P 500® Index returned 23.63%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily S&P 500® Bull 2X Shares returned 48.62%, while the model indicated an expected return of 52.02%.

The Direxion Daily Silver Miners Index Bull 2X Shares seeks to provide 200% of the daily return of the Solactive Global Silver Miners Index. The Solactive Global Silver Miners Index is designed to measure broad based equity market performance of companies involved in the silver mining industry, as defined by Structured Solutions AG. The Index includes a minimum of 20 and a maximum of 40 stocks of U.S. and foreign companies active in exploration, mining and/or refining of silver, including stocks of small- and medium- capitalization companies. Index adjustments are carried out semi-annually. For the Annual Period, the Solactive Global Silver Miners Index returned -18.17%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Funds. The Direxion Daily Silver Miners Index Bull 2X Shares returned -43.48%, while the model indicated an expected return of -42.11%.

The Direxion Daily Small Cap Bull 2X Shares seeks to provide 200% of the daily return of the Russell 2000® Index. The Russell 2000® Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. For the Annual Period, the Russell 2000® Index returned 27.85%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Small Cap Bull 2X Shares returned 58.41%, while the model indicated an expected return of 60.64%.

Index Volatility:

The CBOE Volatility Index, which reflects a market estimate for future volatility, fell 40.33% over the Annual Period. The index had an average of 11.68 for the Period, with a high of 22.51 on November 04, 2016 and an all-time low of 9.19 on October 5, 2017. Entering the Annual Period, the VIX Index saw a few small spikes on high trading volume as the results of the Brexit vote and the ensuing uncertainty of its economic implications resonated across the globe. The November 4th high can be credited to the final results of the Brexit vote, where the UK electorate voted to leave the European Union, and pending U.S. presidential election on November 8th. A return to normalcy prevailed into the end of 2016 as fear of a Brexit contagion abated, and the largest weekly decline in the history of the VIX Index was witnessed. A level of low volatility remained consistent from mid-November through mid-July where the VIX set a record low (at the time) of 9.36 on July 21st. Volatility would stay near record lows until August, when President Trump made threatening comments to North Korea, surging the index back up to 16.04 on August 10th. Volume then reestablished its record low at 9.19 on October 5th, as the House of Representatives passed its 2018 budget resolution. This marked the first step towards passing the proposed tax bill, which plans to deliver significant tax cuts for corporations and more modest savings for middle-class families. The VIX Index finished the Annual Period trending downward, implying geopolitical tensions have eased for the time being.

Index	Return	Volatility
Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index	19.35%	10.12%
iBillionaire Index	30.69%	10.11%
NASDAQ-100® Equal Weighted Index	26.66%	10.24%
Zacks MLP High Income Index	-1.96%	15.64%
CSI 300 Index	20.10%	13.31%
S&P 500® Index	23.63%	7.27%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	3.12%

DIREXION ANNUAL REPORT
12

Index	Return	Volatility
ICE U.S. Treasury 7-10 Year Bond Index	-1.67%	4.72%
ICE U.S. Treasury 20+ Year Bond Index	-2.52%	10.60%
Russell 2000® Index	27.85%	13.12%
CSI Overseas China Internet Index[1]	43.84%	19.60%
Bloomberg Barclays U.S. High Yield Very Liquid Index	8.57%	5.27%
MSCI Europe Financials Index	34.78%	17.21%
Solactive Global Silver Miners Index	-18.17%	36.77%

1  Reflects the period of November 2, 2016 to October 31, 2017

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Eric Falkeis	Patrick Rudnick
Principal Executive Officer	Principal Financial Officer

Past performance is not indicative of future results. One cannot invest directly in an index. Recent growth rate in the stock market has helped to produce short-term returns that are not typical, and may not continue in the future. Carefully consider the investment objectives, risks, and charges and expenses of the ETFs before investing. This and other information can be found in the ETFs' statutory and summary prospectus. To obtain a prospectus, please visit www.direxioninvestments.com or call 1.866.476.7523.

There is no guarantee the ETFs will achieve their intended objective. Investing in the ETFs may be more volatile than investing in broadly diversified ETFs. The use of leverage by an ETF means the ETFs are riskier than alternatives which do not use leverage.

Short-term performance, in particular, is not a good indication of the ETF's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, ETF performance may be subject to substantial short-term changes. For additional information, see the ETF's prospectus.

The ETFs are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the ETFs should (a) understand the consequences of seeking daily investment results, (b) understand the risk of shorting, and (c) intend to actively monitor and manage their investments.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

Futures Contract: an agreement traded on an organized exchange to buy or sell assets, especially commodities or shares, at a fixed price but to be delivered and paid for later.

Commodities and futures generally are volatile and are not suitable for all investors. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and may be affected by changes in overall market movements, volatility of the Index, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and

DIREXION ANNUAL REPORT
13

international economic, political and regulatory developments. Commodity linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities. The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to leverage, imperfect correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

Under amended regulations promulgated by the U.S. Commodities Futures Trading Commission ("CFTC"), the Fund and the Subsidiary are considered commodity pools, and therefore each is subject to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator ("CPO") and will manage both the Fund and Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies, which includes registering both the Fund and the Subsidiary as commodity pools. Registration as a commodity pool subjects the registrant to additional laws, regulations and enforcement policies, all of which may potentially increase compliance costs and may affect the operations and financial performance of the Fund or the Subsidiary. Additionally, the Subsidiary's positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.

An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETF does not attempt to, and should not be expected to; provide returns which are a multiple of the return of the Index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

The views of this letter were those of the Adviser as of October 31, 2017 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

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14

Direxion All Cap Insider Sentiment Shares

Performance Summary (Unaudited)

December 8, 20111 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion All Cap Insider Sentiment Shares (NAV)	18.07%	10.16%	16.38%	15.91%
Direxion All Cap Insider Sentiment Shares (Market Price)	18.04%	10.23%	16.61%	15.93%
Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index	19.35%	11.34%	17.61%	17.50%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.72%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.59% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index is a quantitatively-weighted index comprised of 100 of the top publicly-traded companies in the S&P 1500 Index. The Index reflects positive sentiment among those "insiders" closest to a company's financials and business prospects, such as top management, directors, large institutional holders, and the Wall Street research analysts who follow the company. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

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15

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Performance Summary (Unaudited)

March 30, 20171 - October 31, 2017

Total Return[2]
Since Inception
Direxion Auspice Broad Commodity Strategy ETF (Consolidated) (NAV)	(4.72)%
Direxion Auspice Broad Commodity Strategy ETF (Consolidated) (Market Price)	(4.60)%
Auspice Broad Commodity Index	(5.96)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.71%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.70% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Auspice Broad Commodity Index is a tactical long strategy that focuses on Momentum and Term Structure to track either long or flat positions in a diversified portfolio of commodity futures which cover the energy, metal, and agricultural sectors. The index incorporates dynamic risk management and contract rolling methods. The index is available in total return (collateralized) and excess return (non-collateralized) versions. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT
16

Direxion iBillionaire Index ETF

Performance Summary (Unaudited)

August 1, 20141 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion iBillionaire Index ETF (NAV)	29.40%	8.67%	8.53%
Direxion iBillionaire Index ETF (Market Price)	29.18%	8.69%	8.54%
iBillionaire Index	30.69%	9.53%	9.38%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.96%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.59% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The iBillionaire Index is comprised of the 30 mid and large cap U.S. equities in which a select pool of investment billionaires has allocated the most assets, according to Form 13F filings. Billionaires are selected from a group of U.S. investment billionaires based on net worth, source of wealth and portfolio size. Each of the 30 companies in the Index is allocated an equal weight and the Index rebalances quarterly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT
17

Direxion NASDAQ-100® Equal Weighted Index Shares

Performance Summary (Unaudited)

March 21, 20121 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion NASDAQ-100® Equal Weighted Index Shares (NAV)	26.16%	11.92%	18.73%	15.19%
Direxion NASDAQ-100® Equal Weighted Index Shares (Market Price)	25.96%	11.92%	18.71%	15.19%
NASDAQ-100® Equal Weighted Index	26.66%	12.32%	19.17%	15.72%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.55%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.35% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NASDAQ-100® Equal Weighted Index includes 100 of the largest non-financial securities listed on NASDAQ®, but instead of being weighted by market capitalization, each of the constituents is initially set at 1.00%. The Index is reviewed and adjusted annually in December, but replacements may be made any time throughout the year. The Index is rebalanced quarterly in March, June, September and December. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT
18

Direxion Zacks MLP High Income Index Shares

Performance Summary (Unaudited)

January 23, 20141 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Zacks MLP High Income Index Shares (NAV)	(1.90)%	(19.00)%	(14.17)%
Direxion Zacks MLP High Income Index Shares (Market Price)	(2.56)%	(19.03)%	(14.22)%
Zacks MLP High Income Index	(1.96)%	(18.72)%	(12.95)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.65%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Zacks MLP High Income Index selects 25 Master Limited Partnerships ("MLP") utilizing a methodology proprietary to Zacks. Potential Index constituents include all MLPs listed on at least one U.S. stock exchange and have a minimum market cap of $300,000,000. The 25 constituents are equally weighted within the Index. The objective of the Index is to select a group of MLPs with the potential to yield and outperform on a risk adjusted basis the S&P 500 Index and other benchmark indices. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT
19

Direxion Daily CSI 300 China A Share Bear 1X Shares

Performance Summary (Unaudited)

June 17, 20151 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily CSI 300 China A Share Bear 1X Shares (NAV)	(22.46)%	(8.92)%
Direxion Daily CSI 300 China A Share Bear 1X Shares (Market Price)	(22.38)%	(8.94)%
CSI 300 Index	20.10%	(9.39)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.87%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT
20

Direxion Daily S&P 500® Bear 1X Shares

Performance Summary (Unaudited)

June 8, 20161 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily S&P 500® Bear 1X Shares (NAV)	(18.62)%	(14.77)%
Direxion Daily S&P 500® Bear 1X Shares (Market Price)	(18.60)%	(14.75)%
S&P 500® Index	23.63%	17.57%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.83%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT
21

Direxion Daily Total Bond Market Bear 1X Shares

Performance Summary (Unaudited)

March 23, 20111 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Total Bond Market Bear 1X Shares (NAV)	(0.19)%	(2.58)%	(2.54)%	(3.69)%
Direxion Daily Total Bond Market Bear 1X Shares (Market Price)	(0.02)%	(2.49)%	(2.57)%	(3.67)%
Bloomberg Barclays U.S. Aggregate Bond Index (formerly Barclays Capital U.S. Aggregate Bond Index)	0.90%	2.40%	2.04%	3.23%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.44%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the investment grade; U.S. dollar denominated, fixed-rate taxable bond market, and is composed of U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities. All bonds included in the Index must be denominated in U.S. dollars, have a fixed rate, be non-convertible, be publicly offered in the U.S. and have at least one year remaining until maturity. The Index is capitalization weighted and rebalanced monthly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT
22

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Performance Summary (Unaudited)

March 23, 20111 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily 7-10 Year Treasury Bear 1X Shares (NAV)	1.40%	(3.53)%	(2.97)%	(5.15)%
Direxion Daily 7-10 Year Treasury Bear 1X Shares (Market Price)	0.94%	(3.63)%	(3.08)%	(5.21)%
ICE U.S. Treasury 7-10 Year Bond Index	(1.67)%	2.26%	1.58%	3.94%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 4.18%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT
23

Direxion Daily 20+ Year Treasury Bear 1X Shares

Performance Summary (Unaudited)

March 23, 20111 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily 20+ Year Treasury Bear 1X Shares (NAV)	2.05%	(5.99)%	(5.14)%	(9.65)%
Direxion Daily 20+ Year Treasury Bear 1X Shares (Market Price)	2.14%	(5.75)%	(5.21)%	(9.61)%
ICE U.S. Treasury 20+ Year Bond Index	(2.52)%	4.04%	2.90%	7.57%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.01%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the Index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT
24

Direxion Daily S&P 500® Bull 1.25X Shares

Performance Summary (Unaudited)

January 7, 20151 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily S&P 500® Bull 1.25X Shares (NAV)	29.43%	13.83%
Direxion Daily S&P 500® Bull 1.25X Shares (Market Price)	28.71%	13.78%
S&P 500® Index	23.63%	11.65%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.21%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.25% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (125%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 125% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT
25

Direxion Daily Small Cap Bull 1.25X Shares

Performance Summary (Unaudited)

January 7, 20151 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Small Cap Bull 1.25X Shares (NAV)	35.01%	13.17%
Direxion Daily Small Cap Bull 1.25X Shares (Market Price)	29.79%	13.08%
Russell 2000® Index	27.85%	11.12%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.46%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.28%. (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (125%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 125% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT
26

Direxion Daily CSI 300 China A Share Bull 2X Shares

Performance Summary (Unaudited)

April 16, 20151 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily CSI 300 China A Share Bull 2X Shares (NAV)	54.34%	(12.35)%
Direxion Daily CSI 300 China A Share Bull 2X Shares (Market Price)	54.18%	(12.39)%
CSI 300 Index	20.10%	(3.44)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.10%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT
27

Direxion Daily CSI 300 China Internet Index Bull 2X Shares

Performance Summary (Unaudited)

November 2, 20161 - October 31, 2017

Total Return[2]
Since Inception
Direxion Daily CSI China Internet Bull 2X Shares (NAV)	96.28%
Direxion Daily CSI China Internet Bull 2X Shares (Market Price)	96.20%
CSI Overseas China Internet Index	43.84%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.90%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The CSI Overseas China Internet Index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors, as defined by the index sponsor, China Securities Index Co., Ltd. (''CSI''). A China-based company is a company that meets at least one of the following criteria: 1) the company is incorporated in mainland China; 2) its headquarters are in mainland China; or 3) at least 50% of the revenue from goods produced or sold, or services performed in mainland China. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT
28

Direxion Daily High Yield Bear 2X Shares

Performance Summary (Unaudited)

June 16, 20161 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily High Yield Bear 2X Shares (NAV)	(15.51)%	(19.22)%
Direxion Daily High Yield Bear 2X Shares (Market Price)	(14.76)%	(19.15)%
Bloomberg Barclays U.S. High Yield Very Liquid Index (formerly Barclays U.S. High Yield Very Liquid Index)	8.57%	10.83%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.42%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage, and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Bloomberg Barclays U.S. High Yield Very Liquid Index measures the performance of publically issued U.S. Dollar denominated, non-investment grade or high yield, fixed-rate, taxable corporate bonds. The Index includes bonds that have a remaining maturity of at least one year, are rated high-yield using the middle rating of Moody's, Fitch or Standard & Poor's, and have $500 million or more of outstanding face value. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -200% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT
29

Direxion Daily MSCI European Financials Bull 2X Shares

Performance Summary (Unaudited)

July 27, 20161 - October 31, 2017

	Total Return[2]
	1 Year	Since Inception
Direxion Daily MSCI European Financials Bull 2X Shares (NAV)	72.58%	79.38%
Direxion Daily MSCI European Financials Bull 2X Shares (Market Price)	71.09%	80.10%
MSCI Europe Financials Index	34.78%	38.27%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 3.51%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Europe Financials Index is provided by MSCI Inc. and is a free float-adjusted, market capitalization weighted index and represents securities of large-capitalization and mid-capitalization companies across developed market countries in Europe. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT
30

Direxion Daily S&P 500® Bull 2X Shares

Performance Summary (Unaudited)

May 28, 20141 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily S&P 500® Bull 2X Shares (NAV)	48.62%	18.67%	20.03%
Direxion Daily S&P 500® Bull 2X Shares (Market Price)	48.99%	18.93%	20.22%
S&P 500® Index	23.63%	10.77%	11.36%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.37%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.60% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT
31

Direxion Daily Silver Miners Index Bull 2X Shares

Performance Summary (Unaudited)

September 8, 20161 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Silver Miners Index Bull 2X Shares (NAV)	(43.48)%	(57.66)%
Direxion Daily Silver Miners Index Bull 2X Shares (Market Price)	(43.30)%	(57.86)%
Solactive Global Silver Miners Index	(18.17)%	(28.82)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 6.04%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Solactive Global Silver Miners Index is designed to measure broad based equity market performance of companies involved in the silver mining industry, as defined by Structured Solutions AG. The Index includes a minimum of 20 and a maximum of 40 stocks of US and foreign companies active in exploration, mining and/or refining of silver, including stocks of small- and medium-capitalization companies. Index adjustments are carried out semi-annually. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT
32

Direxion Daily Small Cap Bull 2X Shares

Performance Summary (Unaudited)

July 29, 20141 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Small Cap Bull 2X Shares (NAV)	58.41%	17.02%	17.56%
Direxion Daily Small Cap Bull 2X Shares (Market Price)	52.89%	16.85%	17.49%
Russell 2000® Index	27.85%	10.12%	10.39%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 3.58%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.60% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT
33

Expense Example (Unaudited)

October 31, 2017

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period May 1, 2017 to October 31, 2017" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples (Unaudited)

October 31, 2017

	Annualized Expense Ratio	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period May 1, 2017 to October 31, 2017*
Direxion All Cap Insider Sentiment Shares
Based on actual fund return	0.64%	$1,000.00	$1,055.40	$3.32
Based on hypothetical 5% return	0.64%	1,000.00	1,021.98	3.26
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
Based on actual fund return	0.70%	1,000.00	966.70	3.47
Based on hypothetical 5% return	0.70%	1,000.00	1,021.68	3.57
Direxion iBillionaire Index ETF
Based on actual fund return	0.64%	1,000.00	1,139.90	3.45
Based on hypothetical 5% return	0.64%	1,000.00	1,021.98	3.26
Direxion NASDAQ-100® Equal Weighted Index Shares
Based on actual fund return	0.35%	1,000.00	1,075.90	1.83
Based on hypothetical 5% return	0.35%	1,000.00	1,023.44	1.79

DIREXION ANNUAL REPORT
34

Expense Example (Unaudited)

October 31, 2017

	Annualized Expense Ratio	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period May 1, 2017 to October 31, 2017*
Direxion Zacks MLP High Income Index Shares
Based on actual fund return	0.65%	$1,000.00	$921.30	$3.15
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31
Direxion Daily CSI 300 China A Share Bear 1X Shares
Based on actual fund return	0.80%	1,000.00	801.40	3.63
Based on hypothetical 5% return	0.80%	1,000.00	1,021.17	4.08
Direxion Daily S&P 500® Bear 1X Shares
Based on actual fund return	0.45%	1,000.00	922.20	2.18
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29
Direxion Daily Total Bond Market Bear 1X Shares
Based on actual fund return	0.45%	1,000.00	991.10	2.26
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29
Direxion Daily 7-10 Year Treasury Bear 1X Shares
Based on actual fund return	0.45%	1,000.00	995.40	2.26
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29
Direxion Daily 20+ Year Treasury Bear 1X Shares
Based on actual fund return	0.45%	1,000.00	971.00	2.24
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29
Direxion Daily S&P 500® Bull 1.25X Shares
Based on actual fund return	0.16%	1,000.00	1,112.30	0.85
Based on hypothetical 5% return	0.16%	1,000.00	1,024.40	0.82
Direxion Daily Small Cap Bull 1.25X Shares
Based on actual fund return	0.06%	1,000.00	1,098.70	0.32
Based on hypothetical 5% return	0.06%	1,000.00	1,024.90	0.31
Direxion Daily CSI 300 China A Share Bull 2X Shares
Based on actual fund return	1.09%	1,000.00	1,510.80	6.90
Based on hypothetical 5% return	1.09%	1,000.00	1,019.71	5.55
Direxion Daily CSI China Internet Index Bull 2X Shares
Based on actual fund return	0.97%	1,000.00	1,524.90	6.17
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily High Yield Bear 2X Shares
Based on actual fund return	0.80%	1,000.00	943.80	3.92
Based on hypothetical 5% return	0.80%	1,000.00	1,021.17	4.08
Direxion Daily MSCI European Financials Bull 2X Shares
Based on actual fund return	0.82%	1,000.00	1,221.20	4.59
Based on hypothetical 5% return	0.82%	1,000.00	1,021.07	4.18
Direxion Daily S&P 500® Bull 2X Shares
Based on actual fund return	0.45%	1,000.00	1,176.20	2.47
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29
Direxion Daily Silver Miners Index Bull 2X Shares
Based on actual fund return	0.81%	1,000.00	803.40	3.68
Based on hypothetical 5% return	0.81%	1,000.00	1,021.12	4.13
Direxion Daily Small Cap Bull 2X Shares
Based on actual fund return	0.39%	1,000.00	1,150.70	2.11
Based on hypothetical 5% return	0.39%	1,000.00	1,023.24	1.99

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of May 1, 2017 to October 31, 2017), then divided by 365.

DIREXION ANNUAL REPORT
35

Allocation of Portfolio Holdings (Unaudited)

October 31, 2017

	Cash*	Common Stocks	Master Limited Partnerships	Investment Companies	Futures	Swaps	Total
Direxion All Cap Insider Sentiment Shares	3%	97%	—	—	—	—	100%
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	98%	—	—	—	2%	—	100%
Direxion iBillionaire Index ETF	1%	99%	—	—	—	—	100%
Direxion NASDAQ-100® Equal Weighted Index Shares	0%**	100%	—	—	—	—	100%
Direxion Zacks MLP High Income Index Shares	1%	—	99%	—	—	—	100%
Direxion Daily CSI 300 China A Share Bear 1X Shares	111%	—	—	—	—	(11)%	100%
Direxion Daily S&P 500® Bear 1X Shares	103%	—	—	—	—	(3)%	100%
Direxion Daily Total Bond Market Bear 1X Shares	100%	—	—	—	—	0%**	100%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	100%	—	—	—	—	0%**	100%
Direxion Daily 20+ Year Treasury Bear 1X Shares	102%	—	—	—	—	(2)%	100%
Direxion Daily S&P 500® Bull 1.25X Shares	0%**	—	—	99%	0%**	1%	100%
Direxion Daily Small Cap Bull 1.25X Shares	4%	—	—	96%	—	0%**	100%
Direxion Daily CSI 300 China A Share Bull 2X Shares	75%	—	—	—	—	25%	100%
Direxion Daily CSI China Internet Index Bull 2X Shares	31%	—	—	67%	—	2%	100%
Direxion Daily High Yield Bear 2X Shares	104%	—	—	—	—	(4)%	100%
Direxion Daily MSCI European Financials Bull 2X Shares	44%	—	—	56%	—	0%**	100%
Direxion Daily S&P 500® Bull 2X Shares	(9)%	—	—	91%	1%	17%	100%
Direxion Daily Silver Miners Index Bull 2X Shares	52%	—	—	56%	—	(8)%	100%
Direxion Daily Small Cap Bull 2X Shares	30%	—	—	60%	—	10%	100%

*  Cash, cash equivalents and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION ANNUAL REPORT
36

Direxion All Cap Insider Sentiment Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
COMMON STOCKS - 97.1%
Accommodation - 1.2%
107,914	Penn National Gaming, Inc. (a)	$2,815,476
Apparel Manufacturing - 0.4%
5,467	Cintas Corp. (a)	814,802
Broadcasting (except Internet) - 1.3%
151,506	Discovery Communications, Inc. Class A (a)	2,860,433
Building Material and Garden Equipment and Supplies Dealers - 0.4%
17,627	Fastenal Co.	827,940
Chemical Manufacturing - 8.5%
14,809	Abbott Laboratories	803,092
44,881	AbbVie, Inc.	4,050,510
19,297	AdvanSix, Inc. (a)	892,872
5,669	Alexion Pharmaceuticals, Inc. (a)	678,353
13,975	Bioverativ, Inc. (a)	789,587
44,961	Bristol-Myers Squibb Co.	2,772,295
19,055	Catalent, Inc. (a)	811,552
61,294	Eagle Pharmaceuticals, Inc. (a)	3,294,553
91,237	Endo Health Solutions, Inc. (a)	582,092
8,846	FMC Corp.	821,440
5,110	IDEXX Laboratories, Inc. (a)	849,129
1,764	Regeneron Pharmaceuticals, Inc. (a)	710,222
57,987	Versum Materials, Inc.	2,440,093
		19,495,790
Clothing and Clothing Accessories Stores - 3.9%
83,624	Signet Jewelers Ltd.	5,483,226
35,722	Tiffany & Co.	3,344,293
		8,827,519
Computer and Electronic Product Manufacturing - 5.7%
52,219	Cypress Semiconductor Corp.	828,193
15,543	Integra LifeSciences Holdings Corp. (a)	727,101
29,357	Integrated Device Technology, Inc. (a)	912,122
125,781	Intel Corp.	5,721,778
20,342	Micron Technology, Inc. (a)	901,354
4,449	NVIDIA Corp.	920,098
12,655	Raytheon Co.	2,280,431
23,864	Teradata Corp. (a)	798,251
		13,089,328
Construction of Buildings - 0.4%
31,718	KB Home	870,025
Credit Intermediation and Related Activities - 10.5%
208,259	Associated Banc-Corp	5,268,953
14,956	Bank of New York Mellon Corp.	769,486
51,440	Comerica, Inc.	4,041,641
49,642	Green Dot Corp. (a)	2,810,730
96,643	LegacyTexas Financial Group, Inc.	3,855,089
3,118	LendingTree Inc. (a)	835,780
5,664	MasterCard, Inc. Class A	842,633
12,137	Pinnacle Financial Partners, Inc.	803,469
9,512	Texas Capital Bancshares, Inc. (a)	818,508
54,006	UMB Financial Corp.	3,971,061
		24,017,350
Shares		Fair Value
Data Processing, Hosting and Related Services - 1.1%
75,747	CSRA, Inc.	$2,423,146
Electrical Equipment, Appliance, and Component Manufacturing - 1.3%
69,517	Energizer Holdings, Inc.	2,988,536
Fabricated Metal Product Manufacturing - 0.3%
11,334	Barnes Group, Inc.	737,730
Food Manufacturing - 8.5%
126,707	B&G Foods, Inc.	4,029,283
137,056	ConAgra Foods, Inc.	4,681,833
142,464	Flowers Foods, Inc.	2,711,090
49,080	The J.M. Smucker Co.	5,204,934
38,217	Tyson Foods, Inc. Class A	2,786,401
		19,413,541
Food Services and Drinking Places - 4.7%
172,652	Brinker International, Inc.	5,303,870
12,371	Red Robin Gourmet Burgers, Inc. (a)	846,176
32,526	Sonic Corp.	826,160
85,539	The Cheesecake Factory, Inc.	3,827,015
		10,803,221
Funds, Trusts, and Other Financial Vehicles - 2.3%
15,437	HealthEquity, Inc. (a)	775,246
441,895	Independence Realty Trust, Inc.	4,485,234
		5,260,480
Furniture and Home Furnishings Stores - 0.4%
10,625	RH (a)	955,400
Furniture and Related Product Manufacturing - 0.4%
9,535	Patrick Industries, Inc. (a)	886,755
General Merchandise Stores - 2.4%
132,889	Kohl's Corp.	5,549,445
Health and Personal Care Stores - 0.6%
40,765	Sally Beauty Holdings, Inc. (a)	705,642
146,308	Vitamin Shoppe, Inc. (a)	673,017
		1,378,659
Insurance Carriers and Related Activities - 1.5%
43,065	Navigators Group, Inc.	2,497,770
13,874	RLI Corp.	819,815
		3,317,585
Machinery Manufacturing - 0.8%
19,715	Kennametal, Inc.	860,560
17,918	Terex Corp.	844,117
		1,704,677
Management of Companies and Enterprises - 2.4%
264,489	Banc of California, Inc.	5,567,493
Merchant Wholesalers, Durable Goods - 0.4%
21,892	LKQ Corp. (a)	825,109
Mining (except Oil and Gas) - 2.1%
55,381	Freeport-McMoRan Copper & Gold, Inc. (a)	774,227
112,645	Newmont Mining Corp.	4,073,243
		4,847,470
Motor Vehicle and Parts Dealers - 0.3%
10,527	CarMax, Inc. (a)	790,578

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
37

Direxion All Cap Insider Sentiment Shares

Schedule of Investments, continued

October 31, 2017

Shares		Fair Value
Oil and Gas Extraction - 2.0%
26,558	Newfield Exploration Co. (a)	$817,721
33,805	Phillips 66	3,078,959
39,817	Range Resources Corp.	721,086
		4,617,766
Other Information Services - 0.4%
832	Alphabet, Inc. Class A (a)	859,489
Performing Arts, Spectator Sports, and Related Industries - 0.4%
12,848	Activision Blizzard, Inc.	841,415
Petroleum and Coal Products Manufacturing - 4.9%
46,678	Marathon Petroleum Corp.	2,788,544
80,775	PBF Energy, Inc.	2,340,052
76,534	Valero Energy Corp.	6,037,767
		11,166,363
Primary Metal Manufacturing - 0.6%
30,060	Arconic, Inc.	755,107
37,533	Olympic Steel, Inc.	708,623
		1,463,730
Professional, Scientific, and Technical Services - 2.1%
21,981	Accenture PLC Class A	3,129,215
11,076	Cognizant Technology Solutions Corp. Class A	838,121
9,596	Verisk Analytics, Inc. Class A (a)	816,140
		4,783,476
Publishing Industries (except Internet) - 0.8%
5,438	Adobe Systems, Inc. (a)	952,520
7,138	Red Hat, Inc. (a)	862,485
		1,815,005
Rail Transportation - 0.3%
7,518	Kansas City Southern Railway Co.	783,526
Real Estate - 1.9%
20,470	Public Storage	4,242,407
Repair and Maintenance - 1.3%
60,071	Monro Muffler Brake, Inc.	2,964,504
Sporting Goods, Hobby, Musical Instrument, and Book Stores - 2.6%
150,083	Big 5 Sporting Goods Corp.	953,027
200,507	Dick's Sporting Goods, Inc.	4,906,406
		5,859,433
Support Activities for Mining - 1.2%
41,442	Schlumberger Ltd. (b)	2,652,288
Telecommunications - 0.3%
57,273	8x8, Inc. (a)	764,595
Textile Mills - 0.4%
22,572	Unifi, Inc. (a)	858,865
Transportation Equipment Manufacturing - 5.4%
18,956	Boeing Co.	4,890,269
42,297	Polaris Industries, Inc.	5,009,234
18,468	Thor Industries, Inc.	2,515,711
		12,415,214
Shares		Fair Value
Utilities - 9.4%
26,910	Atmos Energy Corp.	$2,347,628
151,526	FirstEnergy Corp.	4,992,782
133,850	MDU Resources Group, Inc.	3,660,798
117,933	NiSource, Inc.	3,109,893
60,735	PG&E Corp.	3,508,661
56,180	Vectren Corp.	3,828,105
		21,447,867
Wood Product Manufacturing - 1.3%
110,205	Louisiana-Pacific Corp. (a)	2,995,372
	TOTAL COMMON STOCKS (Cost $216,774,458)	$221,599,803
SHORT TERM INVESTMENTS - 0.0% (†)
Money Market Funds - 0.0% (†)
91	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (b)	$91
	TOTAL SHORT TERM INVESTMENTS (Cost $91)	$91
	TOTAL INVESTMENTS - 97.1% (Cost $216,774,549)	$221,599,894
	Other Assets in Excess of Liabilities - 2.9%	6,526,853
	TOTAL NET ASSETS - 100.0%	$228,126,747

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2017.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
38

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Schedule of Investments

October 31, 2017

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $-) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	11,910,959
TOTAL NET ASSETS - 100.0%	$11,910,959

Percentages are stated as a percent of net assets.

(a)  $322,905 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

October 31, 2017

Reference Entity	Expiration Date	Number of Contracts	Notional Amount	Variation Margin Payable, Net	Unrealized Appreciation (Depreciation)
Copper	12/27/2017	19	$1,472,975	$(5,225)	$66,299
Gasoline RBOB	11/30/2017	11	800,415	8,917	60,816
Gold	12/27/2017	21	2,668,050	(15,120)	16,691
NY Harbor Ultra-Low Sulfur Diesel	5/31/2018	15	1,157,121	2,394	61,368
WTI Crude Oil	8/21/2018	24	1,287,840	440	440
			$7,386,401	$(8,594)	$205,614

All futures contracts held by Direxion BCS Fund Ltd. See Note 1.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
39

Direxion iBillionaire Index ETF

Schedule of Investments

October 31, 2017

Shares		Fair Value
COMMON STOCKS - 99.4%
Administrative and Support Services - 3.8%
7,472	PayPal Holdings, Inc. (a)	$542,168
Beverage and Tobacco Product Manufacturing - 3.4%
2,245	Constellation Brands, Inc.	491,857
Broadcasting (except Internet) - 5.3%
1,121	Charter Communications, Inc. (a)	374,605
10,747	Comcast Corp.	387,214
		761,819
Chemical Manufacturing - 9.6%
1,930	Allergan, Inc. (Ireland)	342,054
7,005	DowDuPont, Inc. (a)	506,532
14,803	Mylan N.V. (Netherlands) (a)	528,615
		1,377,201
Computer and Electronic Product Manufacturing - 20.8%
34,256	Advanced Micro Devices, Inc. (a)	376,302
2,760	Apple, Inc.	466,550
1,758	Broadcom Ltd (Singapore)	463,954
15,027	Micron Technology, Inc. (a)	665,846
5,321	Western Digital Corp.	475,006
7,120	Xilinx, Inc.	524,673
		2,972,331
Credit Intermediation and Related Activities - 3.5%
18,227	Bank of America Corp.	499,238
Insurance Carriers and Related Activities - 3.2%
7,076	American International Group, Inc.	457,180
Mining (except Oil and Gas) - 3.1%
31,926	Freeport-McMoRan Inc. (a)	446,326
Miscellaneous Manufacturing - 3.3%
7,336	Baxter International, Inc.	472,952
Motion Picture and Sound Recording Industries - 3.0%
4,386	Time Warner, Inc.	431,100
Nonstore Retailers - 3.5%
454	Amazon.com, Inc. (a)	501,797
Other Information Services - 10.2%
475	Alphabet, Inc. Class A (a)	490,694
484	Alphabet, Inc. Class C (a)	492,054
2,608	Facebook, Inc. (a)	469,596
		1,452,344
Performing Arts, Spectator Sports, and Related Industries - 6.5%
7,197	Activision Blizzard, Inc.	471,331
3,798	Electronic Arts, Inc. (a)	454,241
		925,572
Professional, Scientific, and Technical Services - 6.7%
4,917	Salesforce Com, Inc. (a)	503,206
240	The Priceline Group Inc. (a)	458,870
		962,076
Publishing Industries (except Internet) - 3.6%
6,091	Microsoft Corp.	506,649
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 3.4%
1,041	BlackRock, Inc.	490,134
Shares		Fair Value
Support Activities for Transportation - 2.7%
3,033	Expedia, Inc.	$378,094
Transportation Equipment Manufacturing - 3.8%
12,550	General Motors Co.	539,399
	TOTAL COMMON STOCKS (Cost $11,477,894)	$14,208,237
SHORT TERM INVESTMENTS - 0.7%
Money Market Funds - 0.7%
96,816	Fidelity Investments Money Market Government Portfolio, 0.96% (b)	$96,816
	TOTAL SHORT TERM INVESTMENTS (Cost $96,816)	$96,816
	TOTAL INVESTMENTS - 100.1% (Cost $11,574,710)	$14,305,053
	Liabilities in Excess of Other Assets - (0.1)%	(20,118)
	TOTAL NET ASSETS - 100.0%	$14,284,935

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2017.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
40

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
COMMON STOCKS - 99.8%
Accommodation - 1.1%
13,462	Marriott International, Inc. Class A	$1,608,440
Administrative and Support Services - 4.3%
13,291	Automatic Data Processing, Inc.	1,545,212
24,535	Paychex, Inc.	1,565,088
22,706	PayPal Holdings, Inc. (a)	1,647,547
772	The Priceline Group, Inc. (a)	1,476,033
		6,233,880
Air Transportation - 1.0%
30,853	American Airlines Group, Inc.	1,444,538
Amusement, Gambling, and Recreation Industries - 1.0%
9,909	Wynn Resorts Ltd.	1,461,478
Apparel Manufacturing - 1.1%
10,576	Cintas Corp. (a)	1,576,247
Beverage and Tobacco Product Manufacturing - 1.0%
25,261	Monster Beverage Corp. (a)	1,463,370
Broadcasting (except Internet) - 5.5%
3,839	Charter Communications, Inc. (a)	1,282,879
38,431	Comcast Corp. Class A	1,384,669
32,341	Discovery Communications, Inc. Class A (a)	610,598
34,383	Discovery Communications, Inc. Class C (a)	612,361
26,805	Dish Network Corp. (a)	1,301,115
30,690	Liberty Interactive Corp. Class A (a)	697,277
12,395	Liberty Ventures Group LLC (a)	706,019
257,578	Sirius XM Holdings, Inc.	1,401,224
		7,996,142
Building Material and Garden Equipment and Supplies Dealers - 1.1%
32,308	Fastenal Co.	1,517,507
Chemical Manufacturing - 10.0%
9,680	Alexion Pharmaceuticals, Inc. (a)	1,158,309
15,444	BioMarin Pharmaceutical, Inc. (a)	1,267,798
9,993	Celgene Corp. (a)	1,008,993
17,234	Gilead Sciences, Inc.	1,291,861
8,924	IDEXX Laboratories, Inc. (a)	1,482,901
6,733	Illumina, Inc. (a)	1,381,544
11,911	Incyte Corp. (a)	1,348,921
44,314	Mylan NV (a)	1,582,453
3,270	Regeneron Pharmaceuticals, Inc. (a)	1,316,567
8,957	Shire PLC ADR	1,322,322
9,241	Vertex Pharmaceuticals, Inc. (a)	1,351,311
		14,512,980
Clothing and Clothing Accessories Stores - 1.0%
23,382	Ross Stores, Inc.	1,484,523
Computer and Electronic Product Manufacturing - 18.3%
16,926	Analog Devices, Inc.	1,545,344
8,876	Apple, Inc.	1,500,399
30,109	Applied Materials, Inc.	1,699,051
5,667	Broadcom Ltd.	1,495,578
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
43,752	Cisco Systems, Inc.	$1,494,131
37,629	Hologic, Inc. (a)	1,424,258
38,358	Intel Corp.	1,744,905
30,201	Maxim Integrated Products, Inc.	1,586,760
15,836	Microchip Technology, Inc.	1,501,253
40,957	Micron Technology, Inc. (a)	1,814,805
7,884	NVIDIA Corp.	1,630,490
27,193	QUALCOMM, Inc.	1,387,115
42,305	Seagate Technology PLC	1,564,016
12,956	Skyworks Solutions, Inc.	1,475,170
16,728	Texas Instruments, Inc.	1,617,430
16,031	Western Digital Corp.	1,431,087
20,767	Xilinx, Inc.	1,530,320
		26,442,112
Data Processing, Hosting and Related Services - 1.0%
11,442	Fiserv, Inc. (a)	1,480,938
Food Manufacturing - 1.9%
34,738	Mondelez International, Inc.	1,439,195
17,430	The Kraft Heinz Co.	1,347,862
		2,787,057
Food Services and Drinking Places - 1.0%
25,960	Starbucks Corp.	1,423,646
General Merchandise Stores - 3.0%
8,744	Costco Wholesale Corp.	1,408,484
17,000	Dollar Tree, Inc. (a)	1,551,250
22,473	Tractor Supply Co.	1,354,223
		4,313,957
Health and Personal Care Stores - 2.6%
22,653	Express Scripts Holding Co. (a)	1,388,403
6,315	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	1,274,304
17,201	Walgreens Boots Alliance Inc.	1,139,910
		3,802,617
Machinery Manufacturing - 1.2%
8,205	Lam Research Corp.	1,711,317
Merchant Wholesalers, Durable Goods - 2.0%
17,121	Henry Schein, Inc. (a)	1,345,711
14,387	KLA-Tencor Corp.	1,566,600
		2,912,311
Miscellaneous Manufacturing - 4.2%
7,140	Align Technology, Inc. (a)	1,706,317
23,920	Dentsply Sirona, Inc.	1,460,794
14,967	Hasbro, Inc.	1,385,795
4,098	Intuitive Surgical, Inc. (a)	1,538,225
		6,091,131
Motion Picture and Sound Recording Industries - 1.1%
7,783	Netflix, Inc. (a)	1,528,815
Motor Vehicle and Parts Dealers - 1.0%
6,765	O'Reilly Automotive, Inc. (a)	1,427,077
Nonstore Retailers - 2.9%
1,437	Amazon.com, Inc. (a)	1,588,287
36,957	eBay, Inc. (a)	1,391,062

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
41

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments, continued

October 31, 2017

Shares		Fair Value
Nonstore Retailers (continued)
5,019	MercadoLibre, Inc.	$1,206,116
		4,185,465
Other Information Services - 5.0%
759	Alphabet, Inc. Class A (a)	784,077
773	Alphabet, Inc. Class C (a)	785,863
6,030	Baidu, Inc. ADR (a)	1,470,958
8,269	Facebook, Inc. (a)	1,488,916
10,777	Liberty Global PLC Class A (United Kingdom) (a)	332,471
11,046	Liberty Global PLC Class C (United Kingdom) (a)	330,165
14,212	Liberty Global PLC LILAC - A (United Kingdom) (a)	308,685
14,491	Liberty Global PLC LILAC - C (United Kingdom) (a)	318,802
5,236	NetEase.com, Inc. ADR	1,476,133
		7,296,070
Performing Arts, Spectator Sports, and Related Industries - 2.8%
21,835	Activision Blizzard, Inc.	1,429,974
11,881	Electronic Arts, Inc. (a)	1,420,967
51,290	Viacom, Inc. Class B	1,232,499
		4,083,440
Professional, Scientific, and Technical Services - 4.9%
7,570	Amgen, Inc.	1,326,415
4,419	Biogen Inc. (a)	1,377,226
19,858	Cerner Corp. (a)	1,340,812
19,761	Cognizant Technology Solutions Corp. Class A	1,495,315
17,518	Verisk Analytics, Inc. Class A (a)	1,489,906
		7,029,674
Publishing Industries (except Internet) - 11.3%
9,190	Adobe Systems, Inc. (a)	1,609,720
29,983	Akamai Technologies, Inc. (a)	1,566,612
12,431	Autodesk, Inc. (a)	1,553,378
42,874	CA, Inc.	1,388,260
12,563	Check Point Software Technologies Ltd. (a)	1,478,791
18,624	Citrix Systems, Inc. (a)	1,538,529
27,087	Ctrip.com International Ltd. ADR (a)	1,297,196
9,985	Intuit, Inc.	1,507,935
18,842	Microsoft Corp.	1,567,277
42,697	Symantec Corp.	1,387,652
26,233	Twenty-First Century Fox, Inc. Class A	685,993
26,624	Twenty-First Century Fox, Inc. Class B	677,581
		16,258,924
Rail Transportation - 0.9%
27,041	CSX Corp.	1,363,678
Support Activities for Transportation - 0.9%
9,985	Expedia, Inc.	1,244,730
Shares		Fair Value
Telecommunications - 2.8%
31,601	JD.com, Inc. ADR (a)	$1,185,669
23,201	T-Mobile US, Inc. (a)	1,386,724
49,799	Vodafone Group PLC ADR (United Kingdom)	1,443,175
		4,015,568
Transportation Equipment Manufacturing - 1.9%
20,296	PACCAR, Inc.	1,455,832
3,739	Tesla Motors, Inc. (a)	1,239,591
		2,695,423
Truck Transportation - 1.0%
13,972	J.B. Hunt Transport Services, Inc.	1,486,481
Water Transportation - 1.0%
25,015	Norwegian Cruise Line Holdings Ltd. (a)	1,394,586
	TOTAL COMMON STOCKS (Cost $128,989,142)	$144,274,122
	TOTAL INVESTMENTS - 99.8% (Cost $128,989,142)	$144,274,122
	Other Assets in Excess of Liabilities - 0.2%	287,115
	TOTAL NET ASSETS - 100.0%	$144,561,237

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
42

Direxion Zacks MLP High Income Index Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
MASTER LIMITED PARTNERSHIPS - 99.0%
Chemical Manufacturing - 3.9%
32,425	Terra Nitrogen Co. LP	$2,486,997
Merchant Wholesalers, Nondurable Goods - 7.4%
138,252	Martin Midstream Partners LP	2,205,120
215,239	NGL Energy Partners LP	2,507,534
		4,712,654
Mining (except Oil and Gas) - 8.3%
135,858	Alliance Resource Partners LP	2,676,403
146,362	SunCoke Energy Partners LP	2,634,516
		5,310,919
Nonstore Retailers - 9.0%
111,560	Crestwood Equity Partners LP	2,789,000
112,935	Suburban Propane Partners LP	2,982,613
		5,771,613
Oil and Gas Extraction - 7.7%
100,892	Enterprise Products Partners LP	2,471,854
66,241	Williams Partners LP	2,453,567
		4,925,421
Petroleum and Coal Products Manufacturing - 7.7%
108,634	Andeavor Logistics LP	4,908,080
Pipeline Transportation - 46.1%
193,260	American Midstream Partners LP	2,618,673
43,295	Buckeye Partners LP	2,299,398
190,443	Enable Midstream Partners LP	2,873,785
175,467	Enbridge Energy Partners LP	2,646,042
132,640	Energy Transfer Partners LP	2,309,263
76,232	Holly Energy Partners LP	2,606,372
63,410	NuStar Energy LP	2,111,553
104,070	Plains All American Pipeline LP	2,078,278
120,365	Summit Midstream Partners LP	2,461,464
53,685	Tallgrass Energy Partners LP	2,342,813
47,904	TC Pipelines LP	2,552,804
52,847	Western Gas Partners LP	2,530,843
		29,431,288
Support Activities for Mining - 4.7%
165,022	Black Stone Minerals LP	2,983,598
Water Transportation - 4.2%
121,915	Golar LNG Partners LP	2,654,089
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $67,883,787)	$63,184,659
Shares		Fair Value
SHORT TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
176,924	Fidelity Investments Money Market Government Portfolio, 0.96% (a)	$176,924
	TOTAL SHORT TERM INVESTMENTS (Cost $176,924)	$176,924
	TOTAL INVESTMENTS (Cost $68,060,711) - 99.3%	$63,361,583
	Other Assets in Excess of Liabilities - 0.7%	418,950
	TOTAL NET ASSETS - 100.0%	$63,780,533

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
43

Direxion Daily CSI 300 China A Share Bear 1X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 31.1%
Money Market Funds - 31.1%
6,318,701	Dreyfus Government Cash Management, 0.93% (a)	$6,318,701
25,024,954	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	25,024,954
	TOTAL SHORT TERM INVESTMENTS (Cost $31,343,655) (b)	$31,343,655
	TOTAL INVESTMENTS (Cost $31,343,655) - 31.1%	$31,343,655
	Other Assets in Excess of Liabilities - 68.9%	69,574,351
	TOTAL NET ASSETS - 100.0%	$100,918,006

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $31,343,655.
Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received (Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
(0.2111)% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	Credit Suisse International	12/4/2017	596,715	$15,371,378	$(2,918,028)
(1.8611)% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	Citibank N.A.	1/22/2018	217,433	6,168,393	(540,948)
(1.9611)% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	Bank of America Merrill Lynch	1/26/2018	561,598	16,978,224	(226,412)
0.0089% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	BNP Paribas	10/17/2018	4,667	117,725	(279,722)
0.0089% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	BNP Paribas	11/21/2018	883,006	21,771,714	(5,302,213)
0.0089% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	BNP Paribas	12/19/2018	230,803	5,815,935	(1,258,390)
0.0089% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	BNP Paribas	5/15/2019	801,603	23,972,843	(572,157)
					$90,196,212	$(11,097,870)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
44

Direxion Daily S&P 500® Bear 1X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 22.7%
Money Market Funds - 22.7%
7,296,600	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)(b)	$7,296,600
	TOTAL SHORT TERM INVESTMENTS (Cost $7,296,600)	$7,296,600
	TOTAL INVESTMENTS (Cost $7,296,600) - 21.8%	$7,296,600
	Other Assets in Excess of Liabilities - 78.2%	26,207,885
	TOTAL NET ASSETS - 100.0%	$33,504,485

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,296,600.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.3889% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Credit Suisse International	12/4/2017	13,010	$32,629,831	$(870,760)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
45

Direxion Daily Total Bond Market Bear 1X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 20.0%
Money Market Funds - 20.0%
623,780	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)(b)	$623,780
	TOTAL SHORT TERM INVESTMENTS (Cost $623,780) (b)	$623,780
	TOTAL INVESTMENTS (Cost $623,780) - 20.0%	$623,780
	Other Assets in Excess of Liabilities - 80.0%	2,495,460
	TOTAL NET ASSETS - 100.0%	$3,119,240

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $623,780.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.9389% representing 1 month LIBOR rate + spread	Total return of iShares® Core U.S. Aggregate Bond ETF	BNP Paribas	12/20/2017	12,769	$1,397,945	$(7,593)
0.9389% representing 1 month LIBOR rate + spread	Total return of iShares® Core U.S. Aggregate Bond ETF	BNP Paribas	2/20/2019	27	2,965	3
0.9389% representing 1 month LIBOR rate + spread	Total return of iShares® Core U.S. Aggregate Bond ETF	BNP Paribas	2/20/2019	13,784	1,511,534	(374)
0.9389% representing 1 month LIBOR rate + spread	Total return of iShares® Core U.S. Aggregate Bond ETF	BNP Paribas	3/20/2019	803	88,380	381
0.9389% representing 1 month LIBOR rate + spread	Total return of iShares® Core U.S. Aggregate Bond ETF	BNP Paribas	4/17/2019	375	41,126	43
0.9389% representing 1 month LIBOR rate + spread	Total return of iShares® Core U.S. Aggregate Bond ETF	BNP Paribas	4/17/2019	138	15,096	(12)
0.9389% representing 1 month LIBOR rate + spread	Total return of iShares® Core U.S. Aggregate Bond ETF	BNP Paribas	5/15/2019	169	18,526	33
0.9389% representing 1 month LIBOR rate + spread	Total return of iShares® Core U.S. Aggregate Bond ETF	BNP Paribas	5/15/2019	429	46,852	(102)
					$3,122,424	$(7,621)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
46

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 18.0%
Money Market Funds - 18.0%
53,007	Dreyfus Government Cash Management, 0.93% (a)	$53,007
201,431	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	201,431
	TOTAL SHORT TERM INVESTMENTS (Cost $254,438) (b)	$254,438
	TOTAL INVESTMENTS (Cost $254,438) - 18.0%	$254,438
	Other Assets in Excess of Liabilities - 82.0%	1,156,157
	TOTAL NET ASSETS - 100.0%	$1,410,595

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $254,438.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received (Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.3589% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	Credit Suisse International	11/17/2017	6,551	$725,515	$14,912
(0.4111%) representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	Deutsche Bank AG London	4/16/2018	6,736	712,268	(9,988)
					$1,437,783	$4,924

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
47

Direxion Daily 20+ Year Treasury Bear 1X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 17.2%
Money Market Funds - 17.2%
876,968	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)(b)	$876,968
	TOTAL SHORT TERM INVESTMENTS (Cost $876,968)	$876,968
	TOTAL INVESTMENTS (Cost $876,968) - 17.2%	$876,968
	Other Assets in Excess of Liabilities - 82.8%	4,235,951
	TOTAL NET ASSETS - 100.0%	$5,112,919

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated segregated amounted to $876,968.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.5289% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Credit Suisse International	12/15/2017	41,081	$5,028,721	$(126,990)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
48

Direxion Daily S&P 500® Bull 1.25X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 99.8%
258,494	iShares Core S&P 500 ETF	$66,900,832
	TOTAL INVESTMENT COMPANIES (Cost $64,873,973)	$66,900,832
	TOTAL INVESTMENTS (Cost $64,873,973) - 99.8% (b)	$66,900,832
	Other Assets in Excess of Liabilities - 0.2% (a)	159,039
	TOTAL NET ASSETS - 100.0%	$67,059,871

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  $39,600 of cash is pledged as collateral for futures contracts.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,999,817.

Long Futures Contracts

October 31, 2017

Reference Entity	Expiration Date	Number of Contracts	Notional Amount	Variation Margin Receivable, Net	Unrealized Appreciation (Depreciation)
E-mini S&P 500 Index	12/15/2017	8	$984,410	$1,200	$44,390

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P 500® Index	1.3889% representing 1 month LIBOR rate + spread	Credit Suisse International	4/9/2018	6,172	$15,474,597	$420,062

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
49

Direxion Daily Small Cap Bull 1.25X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 95.5%
44,600	iShares Russell 2000 ETF	$6,656,996
	TOTAL INVESTMENT COMPANIES (Cost $6,140,954)	$6,656,996
SHORT TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
9,271	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	$9,271
	TOTAL SHORT TERM INVESTMENTS (Cost $9,271)	$9,271
	TOTAL INVESTMENTS (Cost $6,150,225) - 95.6% (b)	$6,666,267
	Other Assets in Excess of Liabilities - 4.4%	308,420
	TOTAL NET ASSETS - 100.0%	$6,974,687

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,934,809.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Russell 2000® Index	1.1389% representing 1 month LIBOR rate + spread	Credit Suisse International	1/26/2018	1,372	$2,045,513	$16,297

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
50

Direxion Daily CSI 300 China A Share Bull 2X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 40.9%
Money Market Funds - 40.9%
12,199,199	Dreyfus Government Cash Management, 0.93% (a)	$12,199,199
14,107,601	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	14,107,601
2,381,443	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.93% (a)	2,381,443
	TOTAL SHORT TERM INVESTMENTS (Cost $28,688,243) (b)	$28,688,243
	TOTAL INVESTMENTS (Cost $28,688,243) - 40.9%	$28,688,243
	Other Assets in Excess of Liabilities - 59.1%	41,390,013
	TOTAL NET ASSETS - 100.0%	$70,078,256

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $28,688,243.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid (Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	(1.6611%) representing 1 month LIBOR rate + spread	Citibank N.A.	11/16/2017	217,433	$5,120,569	$1,653,231
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	(0.0111%) representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	596,943	14,828,064	3,461,515
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	(0.7611%) representing 1 month LIBOR rate + spread	Morgan Stanley Capital Services	2/13/2018	330,700	9,922,984	242,379
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	0.2989% representing 1 month LIBOR rate + spread	BNP Paribas	7/18/2018	42,815	1,053,379	667,450
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	0.2989% representing 1 month LIBOR rate + spread	BNP Paribas	8/15/2018	381,000	9,431,922	2,212,254

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
51

Direxion Daily CSI 300 China A Share Bull 2X Shares

Long Total Return Swap Contracts, continued

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid (Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	0.2989% representing 1 month LIBOR rate + spread	BNP Paribas	9/19/2018	268,080	$6,752,304	$1,440,660
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	0.2989% representing 1 month LIBOR rate + spread	BNP Paribas	10/17/2018	316,831	8,015,260	1,668,100
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	(1.2111)% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	10/26/2018	1,509,764	45,110,194	1,178,280
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	0.2989% representing 1 month LIBOR rate + spread	BNP Paribas	11/21/2018	522,966	12,926,259	3,061,250
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	0.2989% representing 1 month LIBOR rate + spread	BNP Paribas	12/19/2018	390,761	9,964,026	1,982,614
					$123,124,961	$17,567,733

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
52

Direxion Daily CSI China Internet Index Bull 2X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 67.4%
1,024,557	KraneShares CSI China Internet ETF	$57,907,962
	TOTAL INVESTMENT COMPANIES (Cost $58,544,927)	$57,907,962
SHORT TERM INVESTMENTS - 17.8%
Money Market Funds - 17.8%
15,302,720	Dreyfus Government Cash Management 0.93% (a)	$15,302,720
5	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	5
	TOTAL SHORT TERM INVESTMENTS (Cost $15,302,725)	$15,302,725
	TOTAL INVESTMENTS (Cost $73,847,652) - 85.2% (b)	$73,210,687
	Other Assets in Excess of Liabilities - 14.8%	12,667,952
	TOTAL NET ASSETS - 100.0%	$85,878,639

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $61,972,872.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of KraneShares CSI China Internet ETF	1.7923% representing 1 month LIBOR rate + spread	Credit Suisse International	11/30/2017	603,939	$33,668,178	$463,385
Total return of KraneShares CSI China Internet ETF	1.6389% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/4/2017	1,081,844	59,617,458	1,330,561
Total return of KraneShares CSI China Internet ETF	1.8389% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	10/9/2018	328,552	18,556,866	(42,570)
					$111,842,502	$1,751,376

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
53

Direxion Daily High Yield Bear 2X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 42.5%
Money Market Funds - 42.5%
1,584,598	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)(b)	$1,584,598
	TOTAL SHORT TERM INVESTMENTS (Cost $1,584,598)	$1,584,598
	TOTAL INVESTMENTS (Cost $1,584,598) - 42.5%	$1,584,598
	Other Assets in Excess of Liabilities - 57.5%	2,141,651
	TOTAL NET ASSETS - 100.0%	$3,726,249

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,584,598.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.6389% representing 1 month LIBOR rate + spread	Total return of SPDR® Bloomberg Barclays High Yield Bond ETF	Credit Suisse International	6/22/2018	200,121	$7,431,554	$(153,102)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
54

Direxion Daily MSCI European Financials Bull 2X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 56.1%
233,024	iShares MSCI Europe Financials ETF	$5,394,506
	TOTAL INVESTMENT COMPANIES (Cost $5,277,156)	$5,394,506
SHORT TERM INVESTMENTS - 28.2%
Money Market Funds - 28.2%
2,336,425	Dreyfus Government Cash Management, 0.93% (a)	$2,336,425
382,811	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	382,811
	TOTAL SHORT TERM INVESTMENTS (Cost $2,719,236)	$2,719,236
	TOTAL INVESTMENTS - 84.3% (b) (Cost $7,996,392)	$8,113,742
	Other Assets in Excess of Liabilities - 15.7%	1,516,409
	TOTAL NET ASSETS - 100.0%	$9,630,151

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,728,736.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Emerging Markets ETF	1.6889% representing 1 month LIBOR rate + spread	Citibank NA	12/4/2017	506,527	$11,654,320	$44,576
Total return of iShares MSCI Emerging Markets ETF	1.7389% representing 1 month LIBOR rate + spread	UBS Securities LLC	1/5/2018	92,428	2,150,204	(12,479)
					$13,804,524	$32,097

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
55

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 91.0%
13,535	iShares Core S&P 500 ETF	$3,502,993
	TOTAL INVESTMENT COMPANIES (Cost $3,260,887)	$3,502,993
SHORT TERM INVESTMENTS - 6.2%
Money Market Funds - 6.2%
238,256	Dreyfus Government Cash Management, 0.93% (a)	$238,256
	TOTAL SHORT TERM INVESTMENTS (Cost $238,256)	$238,256
	TOTAL INVESTMENTS (Cost $3,499,143) - 97.2% (b)	$3,741,249
	Other Assets in Excess of Liabilities - 2.8% (c)	105,835
	TOTAL NET ASSETS - 100.0%	$3,847,084

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,741,249.

(c)  $29,700 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

October 31, 2017

Reference Entity	Expiration Date	Number of Contracts	Notional Amount	Variation Margin Receivable, Net	Unrealized Appreciation (Depreciation)
E-mini S&P 500 Index	12/15/2017	6	$771,600	$900	$33,293

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P 500® Index	1.6389% representing 1 month LIBOR rate + spread	Credit Suisse International	3/19/2018	896	$1,748,467	$598,285
Total return of S&P 500® Index	1.5889% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	5/25/2018	432	1,111,462	55,142
					$2,859,929	$653,427

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
56

Direxion Daily Silver Miners Index Bull 2X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 56.0%
73,259	Global X Silver Miners ETF	$2,347,218
	TOTAL INVESTMENT COMPANIES (Cost $2,668,627)	$2,347,218
SHORT TERM INVESTMENTS - 23.2%
Money Market Funds - 23.2%
972,685	Dreyfus Government Cash Management, 0.93% (a)	$972,685
159	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	159
	TOTAL SHORT TERM INVESTMENTS (Cost $972,844)	$972,844
	TOTAL INVESTMENTS (Cost $3,641,471) - 79.2% (b)	$3,320,062
	Other Assets in Excess of Liabilities - 20.8%	871,782
	TOTAL NET ASSETS - 100.0%	$4,191,844

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,320,062.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Global X Silver Miners ETF	1.6889% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	87,448	$2,959,547	$(165,793)
Total return of Global X Silver Miners ETF	1.6389% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	3/2/2018	100,957	3,407,713	(186,640)
					$6,367,260	$(352,433)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
57

Direxion Daily Small Cap Bull 2X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 59.9%
13,000	iShares Russell 2000 ETF	$1,940,380
	TOTAL INVESTMENT COMPANIES (Cost $1,784,446)	$1,940,380
SHORT TERM INVESTMENTS - 12.3%
Money Market Funds - 12.3%
391,102	Dreyfus Government Cash Management 0.93% (a)	$391,102
6,164	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	6,164
	TOTAL SHORT TERM INVESTMENTS (Cost $397,266)	$397,266
	TOTAL INVESTMENTS (Cost $2,181,712) - 72.2% (b)	$2,337,646
	Other Assets in Excess of Liabilities - 27.8%	899,403
	TOTAL NET ASSETS - 100.0%	$3,237,049

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,337,646.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Russell 2000® Index	1.1389% representing 1 month LIBOR rate + spread	Citibank N.A.	3/22/2018	1,227	$1,755,862	$91,925
Total return of Russell 2000® Index	1.1389% representing 1 month LIBOR rate + spread	Credit Suisse International	3/26/2018	1,790	2,466,564	224,304
					$4,222,426	$316,229

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
58

Statements of Assets and Liabilities

October 31, 2017

	Direxion All Cap Insider Sentiment Shares	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion iBillionaire Index ETF	Direxion NASDAQ-100® Equal Weighted Index Shares
Assets:
Investments, at fair value (Note 2)	$221,599,894	$—	$14,305,053	$144,274,122
Cash equivalents	674,516	11,180,224	—	335,748
Receivable for Fund shares sold	20,686,682	—	—	—
Receivable for investments sold	26,648,282	—	—	—
Due from broker for futures contracts	—	415,189	—	—
Deposit at broker for futures contracts	—	322,905	—	—
Due from investment adviser, net (Note 6)	—	8,982	13,632	—
Dividend and interest receivable	209,649	9,460	1,844	41,767
Prepaid expenses and other assets	7,506	1,286	2,474	12,112
Total Assets	269,826,529	11,938,046	14,323,003	144,663,749
Liabilities:
Payable for Fund shares redeemed	20,733,386	—	—	—
Payable for investments purchased	20,717,051	—	—	—
Due to investment adviser, net (Note 6)	50,207	—	—	15,666
Variation margin payable, net	—	8,594	—	—
Accrued expenses and other liabilities	199,138	18,493	38,068	86,846
Total Liabilities	41,699,782	27,087	38,068	102,512
Net Assets	$228,126,747	$11,910,959	$14,284,935	$144,561,237
Net Assets Consist of:
Capital stock	$204,444,551	$11,692,675	$13,001,923	$134,113,391
Undistributed (Accumulated) net investment income (loss)	502,101	12,670	(25,050)	59,273
Undistributed (Accumulated) net realized gain (loss)	18,354,750	—	(1,422,281)	(4,896,407)
Net unrealized appreciation on: Investment securities	4,825,345	—	2,730,343	15,284,980
Futures contracts	—	205,614	—	—
Net Assets	$228,126,747	$11,910,959	$14,284,935	$144,561,237
Calculation of Net Asset Value Per Share:
Net assets	$228,126,747	$11,910,959	$14,284,935	$144,561,237
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	5,500,218	500,001	450,000	3,450,002
Net assets value, redemption price and offering price per share	$41.48	$23.82	$31.74	$41.90
Cost of Investments	$216,774,549	$—	$11,574,710	$128,989,142

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
59

Statements of Assets and Liabilities

October 31, 2017

	Direxion Zacks MLP High Income Index Shares	Direxion Daily CSI 300 China A Share Bear 1X Shares	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily Total Bond Market Bear 1X Shares
Assets:
Investments, at fair value (Note 2)	$63,361,583	$31,343,655	$7,296,600	$623,780
Cash equivalents	—	80,720,863	27,061,100	2,512,702
Due from investment adviser, net (Note 6)	—	—	—	3,343
Dividend and interest receivable	70,476	64,944	29,256	2,529
Due from broker for swap contracts	—	—	7	—
Unrealized appreciation on swap contracts	—	—	—	460
Return of capital receivable	124,580	—	—	—
Prepaid expenses and other assets	5,827	3,339	13,838	1,798
Tax reclaim receivable	275,491	—	—	—
Total Assets	63,837,957	112,132,801	34,400,801	3,144,612
Liabilities:
Unrealized depreciation on swap contracts	—	11,097,870	870,760	8,081
Due to investment adviser, net (Note 6)	1,575	36,241	6,417	—
Due to broker for swap contracts	—	19,607	1,647	—
Accrued expenses and other liabilities	55,849	61,077	17,492	17,291
Total Liabilities	57,424	11,214,795	896,316	25,372
Net Assets	$63,780,533	$100,918,006	$33,504,485	$3,119,240
Net Assets Consist of:
Capital stock	$112,733,389	$127,951,470	$42,038,637	$5,727,561
Undistributed (Accumulated) net investment income (loss), net of income taxes	431,177	(28,882)	22,991	—
Accumulated net realized loss, net of income taxes	(49,211,559)	(15,906,712)	(7,686,383)	(2,600,700)
Net unrealized (depreciation) net of income taxes on: Investment securities	(172,474)	—	—	—
Swap contracts	—	(11,097,870)	(870,760)	(7,621)
Net Assets	$63,780,533	$100,918,006	$33,504,485	$3,119,240
Calculation of Net Asset Value Per Share:
Net assets	$63,780,533	$100,918,006	$33,504,485	$3,119,240
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	3,950,000	3,150,000	1,049,983	100,001
Net assets value, redemption price and offering price per share	$16.15	$32.04	$31.91	$31.19
Cost of Investments	$68,060,711	$31,343,655	$7,296,600	$623,780

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
60

Statements of Assets and Liabilities

October 31, 2017

	Direxion Daily 7-10 Year Treasury Bear 1X Shares	Direxion Daily 20+ Year Treasury Bear 1X Shares	Direxion Daily S&P 500® Bull 1.25X Shares	Direxion Daily Small Cap Bull 1.25X Shares
Assets:
Investments, at fair value (Note 2)	$254,438	$876,968	$66,900,832	$6,666,267
Cash equivalents	1,153,733	4,364,166	—	313,755
Receivable for Fund shares sold	—	—	—	1,727,646
Receivable for investments sold	—	—	33,644	—
Due from broker for futures contracts	—	—	290	—
Deposit at broker for futures contracts	—	—	39,600	—
Due from investment adviser, net (Note 6)	3,154	2,431	—	3,386
Dividend and interest receivable	1,130	4,208	173	539
Due from broker for swap contracts	111	—	—	8,036
Variation margin receivable, net	—	—	1,200	—
Unrealized appreciation on swap contracts	14,912	—	420,062	16,297
Prepaid expenses and other assets	3,160	3,392	1,937	1,932
Total Assets	1,430,638	5,251,165	67,397,738	8,737,858
Liabilities:
Payable for Fund shares redeemed	—	—	—	1,743,672
Unrealized depreciation on swap contracts	9,988	126,990	—	—
Due to investment adviser, net (Note 6)	—	—	6,319	—
Due to broker for swap contracts	—	217	300,000	132
Payable to Custodian	—	—	14,639	—
Accrued expenses and other liabilities	10,055	11,039	16,909	19,367
Total Liabilities	20,043	138,246	337,867	1,763,171
Net Assets	$1,410,595	$5,112,919	$67,059,871	$6,974,687
Net Assets Consist of:
Capital stock	$2,305,774	$9,201,431	$63,813,063	$6,313,313
Undistributed net investment income	—	—	286,474	14,381
Undistributed (Accumulated) net realized gain (loss)	(900,103)	(3,961,522)	469,023	114,654
Net unrealized appreciation (depreciation) on: Investment securities	—	—	2,026,859	516,042
Futures contracts	—	—	44,390	—
Swap contracts	4,924	(126,990)	420,062	16,297
Net Assets	$1,410,595	$5,112,919	$67,059,871	$6,974,687
Calculation of Net Asset Value Per Share:
Net assets	$1,410,595	$5,112,919	$67,059,871	$6,974,687
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	50,001	250,001	1,950,000	200,000
Net assets value, redemption price and offering price per share	$28.21	$20.45	$34.39	$34.87
Cost of Investments	$254,438	$876,968	$64,873,973	$6,150,225

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
61

Statements of Assets and Liabilities

October 31, 2017

	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily CSI China Internet Index Bull 2X Shares	Direxion Daily High Yield Bear 2X Shares	Direxion Daily MSCI European Financials Bull 2XShares
Assets:
Investments, at fair value (Note 2)	$28,688,243	$73,210,687	$1,584,598	$8,113,742
Cash equivalents	40,987,869	11,275,220	2,309,939	1,492,818
Due from investment adviser, net (Note 6)	—	—	2,308	—
Dividend and interest receivable	56,107	29,685	3,075	3,592
Unrealized appreciation on swap contracts	17,567,733	1,793,946	—	44,576
Prepaid expenses and other assets	3,120	9,549	1,144	2,224
Total Assets	87,303,072	86,319,087	3,901,064	9,656,952
Liabilities:
Unrealized depreciation on swap contracts	—	42,570	153,102	12,479
Due to investment adviser, net (Note 6)	45,815	70,173	—	3,213
Due to broker for swap contracts	17,151,461	293,108	265	—
Accrued expenses and other liabilities	27,540	34,597	21,448	11,109
Total Liabilities	17,224,816	440,448	174,815	26,801
Net Assets	$70,078,256	$85,878,639	$3,726,249	$9,630,151
Net Assets Consist of:
Capital stock	$92,945,385	$82,464,808	$5,254,780	$9,468,497
Undistributed (Accumulated) net investment income (loss)	(156,017)	—	(2,028)	56,957
Undistributed (Accumulated) net realized gain (loss)	(40,278,845)	2,299,420	(1,373,401)	(44,750)
Net unrealized appreciation (depreciation) on: Investment securities	—	(636,965)	—	117,350
Swap contracts	17,567,733	1,751,376	(153,102)	32,097
Net Assets	$70,078,256	$85,878,639	$3,726,249	$9,630,151
Calculation of Net Asset Value Per Share:
Net assets	$70,078,256	$85,878,639	$3,726,249	$9,630,151
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,450,000	1,750,001	200,001	200,001
Net assets value, redemption price and offering price per share	$28.60	$49.07	$18.63	$48.15
Cost of Investments	$28,688,243	$73,847,652	$1,584,598	$7,996,392

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
62

Statements of Assets and Liabilities

October 31, 2017

	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Silver Miners Index Bull 2X Shares	Direxion Daily Small Cap Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$3,741,249	$3,320,062	$2,337,646
Cash equivalents	25,571	1,408,349	592,290
Receivable for Fund shares sold	2,306,269	—	—
Receivable for investments sold	2,089,770	—	—
Due from broker for futures contracts	230	—	—
Deposit at broker for futures contracts	29,700	—	—
Due from investment adviser, net (Note 6)	2,808	634	4,581
Dividend and interest receivable	217	1,961	785
Due from broker for swap contracts	7,796	—	—
Variation margin receivable, net	900	—	—
Unrealized appreciation on swap contracts	653,427	—	316,229
Prepaid expenses and other assets	2,169	2,852	3,333
Total Assets	8,860,106	4,733,858	3,254,864
Liabilities:
Payable for Fund shares redeemed	2,311,022	—	—
Payable for investments purchased	2,079,866	48,493	—
Unrealized depreciation on swap contracts	—	352,433	—
Due to broker for swap contracts	610,982	131,862	—
Accrued expenses and other liabilities	11,152	9,226	17,815
Total Liabilities	5,013,022	542,014	17,815
Net Assets	$3,847,084	$4,191,844	$3,237,049
Net Assets Consist of:
Capital stock	$2,810,825	$6,994,101	$2,653,173
Undistributed (Accumulated) net investment income (loss)	16,021	(9,861)	7,337
Undistributed (Accumulated) net realized gain (loss)	91,412	(2,118,554)	104,376
Net unrealized appreciation (depreciation) on: Investment securities	242,106	(321,409)	155,934
Futures contracts	33,293	—	—
Swap contracts	653,427	(352,433)	316,229
Net Assets	$3,847,084	$4,191,844	$3,237,049
Calculation of Net Asset Value Per Share:
Net assets	$3,847,084	$4,191,844	$3,237,049
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	83,236	450,001	66,644
Net assets value, redemption price and offering price per share	$46.22	$9.32	$48.57
Cost of Investments	$3,499,143	$3,641,471	$2,181,712

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
63

Statements of Operations

For the Year Ended October 31, 2017

	Direxion All Cap Insider Sentiment Shares	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)[1]	Direxion iBillionaire Index ETF	Direxion NASDAQ-100® Equal Weighted Index Shares
Investment Income:
Dividend income	$4,384,110	$—	$165,703	$1,365,411
Interest income	6,110	61,447	451	1,786
Total investment income	4,390,220	61,447	166,154	1,367,197
Expenses:
Investment advisory fees (Note 6)	1,008,139	39,680	62,696	380,350
Licensing fees	361,910	13,094	40,203	83,572
Reports to shareholders	62,550	5,857	8,436	36,990
Administration fees	50,610	1,715	3,111	28,075
Management service fees (Note 6)	47,529	1,714	2,953	26,906
Professional fees	45,041	14,601	13,195	36,138
Accounting fees	31,533	1,107	10,877	17,642
Custody fees	26,729	1,300	3,129	13,364
Transfer agent fees	19,365	2,587	7,947	10,790
Trustees' fees and expenses	6,692	203	421	3,608
Pricing fees	6,000	3,551	5,996	6,000
Insurance fees	5,201	55	478	2,026
Exchange listing fees	5,000	—	4,998	5,000
Offering fees	—	19,369	—	—
Other	5,399	2,199	1,088	3,019
Total Expenses	1,681,698	107,032	165,528	653,480
Less: Reimbursement of expenses from Adviser (Note 6)	(224,008)	(51,480)	(74,820)	(209,738)
Net Expenses	1,457,690	55,552	90,708	443,742
Net investment income	2,932,530	5,895	75,446	923,455
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	24,319,647	—	680,175	(1,786,372)
In-kind redemptions	636,806	—	454,249	11,745,096
Futures contracts	—	(926,113)	—	—
Net realized gain (loss) on investment securities, in-kind redemptions and futures contracts	24,956,453	(926,113)	1,134,424	9,958,724
Change in net unrealized appreciation on: Investment securities	6,455,209	—	2,422,923	15,858,443
Futures contracts	—	205,614	—	—
Change in net unrealized appreciation on investment securities and futures contracts	6,455,209	205,614	2,422,923	15,858,443
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and futures contracts	31,411,662	(720,499)	3,557,347	25,817,167
Net increase (decrease) in net assets resulting from operations	$34,344,192	$(714,604)	$3,632,793	$26,740,622

1  Represents the period from March 30, 2017 (commencement of operations) to October 31, 2017.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
64

Statements of Operations

For the Year Ended October 31, 2017

	Direxion Zacks MLP High Income Index Shares	Direxion Daily CSI 300 China A Share Bear 1X Shares	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily Total Bond Market Bear 1X Shares
Investment Income:
Dividend income	$563,632	$—	$—	$—
Interest income	4,844	544,428	253,763	20,084
Total investment income	568,476	544,428	253,763	20,084
Expenses:
Investment advisory fees (Note 6)	433,549	481,232	133,586	11,035
Licensing fees	73,191	25,644	20,257	27,219
Professional fees	68,090	26,990	17,828	12,733
Reports to shareholders	24,776	18,805	10,414	5,130
Accounting fees	16,254	11,195	5,336	440
Administration fees	16,179	18,035	8,585	707
Management service fees (Note 6)	15,343	16,779	7,999	662
Transfer agent fees	15,231	9,595	7,306	2,283
Custody fees	9,229	7,205	3,778	1,220
Pricing fees	5,996	6,000	6,000	6,000
Exchange listing fees	4,998	7,341	5,000	5,000
Trustees' fees and expenses	2,220	3,320	401	101
Insurance fees	1,900	2,494	1,277	89
Interest expense	—	945	—	—
Excise tax	—	—	842	—
Other	2,315	3,081	1,068	813
Total Expenses	689,271	638,661	229,677	73,432
Recoupment of expenses to Adviser (Note 6)	—	13,169	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(213,526)	(9,243)	(57,082)	(59,244)
Net Expenses	475,745	642,587	172,595	14,188
Net investment income (loss), before income taxes	92,731	(98,159)	81,168	5,896
Current tax benefit	275,491	—	—	—
Deferred tax benefit[1]	—	—	—	—
Net investment income (loss)	368,222	(98,159)	81,168	5,896
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	1,447,068	—	—	—
In-kind redemptions	1,101,839	—	—	—
Swap contracts	—	(10,948,389)	(6,817,628)	(24,016)
Deferred tax expense[1]	(1,637,000)	—	—	—
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	911,907	(10,948,389)	(6,817,628)	(24,016)
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,755,198)	—	—	—
Swap contracts	—	(9,272,145)	(1,418,824)	12,823
Deferred tax benefit[1]	1,741,725	—	—	—
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	(4,013,473)	(9,272,145)	(1,418,824)	12,823
Net realized and unrealized (loss) on investment securities and swap contracts	(3,101,566)	(20,220,534)	(8,236,452)	(11,193)
Net decrease in net assets resulting from operations	$(2,733,344)	$(20,318,693)	$(8,155,284)	$(5,297)

1  This amount is presented net of valuation allowance for Direxion Zacks MLP High Income Index Shares. See Note 3.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
65

Statements of Operations

For the Year Ended October 31, 2017

	Direxion Daily 7-10 Year Treasury Bear 1X Shares	Direxion Daily 20+ Year Treasury Bear 1X Shares	Direxion Daily S&P 500® Bull 1.25X Shares	Direxion Daily Small Cap Bull 1.25X Shares
Investment Income:
Dividend income	$—	$—	$368,242	$53,494
Interest income	9,176	34,907	5,576	16,654
Total investment income	9,176	34,907	373,818	70,148
Expenses:
Licensing fees	21,775	21,775	5,293	25,585
Professional fees	12,660	13,064	12,905	12,855
Reports to shareholders	5,064	6,206	5,007	4,653
Pricing fees	6,000	6,000	6,000	6,000
Exchange listing fees	5,000	5,000	5,000	5,000
Investment advisory fees (Note 6)	4,978	19,327	59,543	28,876
Transfer agent fees	2,126	2,893	2,787	2,513
Custody fees	1,190	1,499	1,822	1,384
Administration fees	319	1,245	2,822	1,434
Management service fees (Note 6)	298	1,156	2,894	1,351
Accounting fees	199	772	1,816	908
Trustees' fees and expenses	45	228	177	145
Insurance fees	39	302	199	157
Interest expense	—	33	260	96
Excise tax	—	—	—	373
Other	760	949	867	841
Total Expenses	60,453	80,449	107,392	92,171
Less: Reimbursement of expenses from Adviser (Note 6)	(54,053)	(55,559)	(42,606)	(60,720)
Less: Investment advisory fees waived (Note 6)	—	—	(35,957)	(18,287)
Net Expenses	6,400	24,890	28,829	13,164
Net investment income	2,776	10,017	344,989	56,984
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	—	—	939,022	884,551
Swap contracts	(54,065)	557,069	431,846	727,829
Futures contracts	—	—	19,980	—
Net realized gain (loss) on investment securities, swap contracts and futures contracts	(54,065)	557,069	1,390,848	1,612,380
Change in net unrealized appreciation (depreciation) on: Investment securities	—	—	1,817,032	282,301
Swap contracts	70,719	(11,164)	382,595	(15,934)
Futures contracts	—	—	44,390	—
Change in net unrealized appreciation (depreciation) on investment securities, swap contracts and futures contracts	70,719	(11,164)	2,244,017	266,367
Net realized and unrealized gain on investment securities, swap contracts and futures contracts	16,654	545,905	3,634,865	1,878,747
Net increase in net assets resulting from operations	$19,430	$555,922	$3,979,854	$1,935,731

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
66

Statements of Operations

For the Year Ended October 31, 2017

	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily CSI China Internet Index Bull 2X Shares[1]	Direxion Daily High Yield Bear 2X Shares	Direxion Daily MSCI European Financials Bull 2X Shares
Investment Income:
Dividend income	$14,649	$6,617	$—	$80,251
Interest income	381,650	86,673	26,799	22,327
Total investment income	396,299	93,290	26,799	102,578
Expenses:
Investment advisory fees (Note 6)	440,640	142,544	25,231	33,510
Professional fees	22,672	21,000	12,809	12,739
Licensing fees	18,577	17,855	27,219	—
Reports to shareholders	19,608	264	3,812	5,476
Administration fees	13,098	3,897	950	1,209
Management service fees (Note 6)	12,405	4,290	879	1,211
Accounting fees	8,208	2,635	587	774
Transfer agent fees	7,651	2,522	2,450	2,344
Custody fees	7,343	2,490	1,495	1,636
Pricing fees	6,000	5,983	6,000	6,000
Exchange listing fees	5,000	4,411	5,000	4,009
Trustees' fees and expenses	1,817	181	16	74
Insurance fees	1,692	24	154	84
Interest expense	47,231	2,858	—	941
Offering fees	—	3,505	—	—
Excise tax	—	158	—	—
Other	2,322	100	230	2,340
Total Expenses	614,264	214,717	86,832	72,347
Recoupment of expenses to Adviser (Note 6)	4,769	408	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(13,658)	(31,553)	(53,191)	(26,726)
Net Expenses	605,375	183,572	33,641	45,621
Net investment income (loss)	(209,076)	(90,282)	(6,842)	56,957
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(77,535)	—	—	42,944
In-kind redemptions	(14,596)	562,473	—	183,733
Swap contracts	11,191,489	3,290,441	(1,110,093)	2,258,547
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	11,099,358	3,852,914	(1,110,093)	2,485,224
Change in net unrealized appreciation (depreciation) on: Investment securities	—	(636,965)	—	117,350
Swap contracts	15,958,609	1,751,376	338,015	(41,876)
Change in net unrealized appreciation on investment securities and swap contracts	15,958,609	1,114,411	338,015	75,474
Net realized and unrealized gain (loss) on investment securities and swap contracts	27,057,967	4,967,325	(772,078)	2,560,698
Net increase (decrease) in net assets resulting from operations	$26,848,891	$4,877,043	$(778,920)	$2,617,655

1  Represents the period from November 2, 2016 (commencement of operations) to October 31, 2017.
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
67

Statements of Operations

For the Year Ended October 31, 2017

	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Silver Miners Index Bull 2X Shares	Direxion Daily Small Cap Bull 2X Shares
Investment Income:
Dividend income	$34,837	$—	$12,498
Interest income	8,587	16,574	10,031
Total investment income	43,424	16,574	22,529
Expenses:
Investment advisory fees (Note 6)	17,670	25,716	14,092
Professional fees	12,745	12,713	12,710
Excise tax	8,312	—	—
Pricing fees	6,000	6,000	6,000
Exchange listing fees	5,000	4,009	5,000
Reports to shareholders	4,079	4,127	3,820
Interest expense	3,357	107	1,379
Transfer agent fees	2,289	2,256	2,212
Licensing fees	2,120	8,869	25,268
Custody fees	1,622	1,166	1,160
Administration fees	792	757	628
Management service fees (Note 6)	743	727	595
Accounting fees	494	482	393
Trustees' fees and expenses	97	52	78
Insurance fees	90	78	64
Other	531	91	795
Total Expenses	65,941	67,150	74,194
Less: Reimbursement of expenses from Adviser (Note 6)	(33,691)	(34,470)	(56,421)
Less: Investment advisory fees waived (Note 6)	(3,115)	(5,143)	(2,581)
Net Expenses	29,135	27,537	15,192
Net investment income (loss)	14,289	(10,963)	7,337
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	177,380	—	226,402
In-kind redemptions	—	43,224	—
Swap contracts	571,430	(1,545,048)	937,191
Futures contracts	8,160	—	—
Net realized gain (loss) on investment securities, in-kind redemptions, swap contracts and futures contracts	756,970	(1,501,824)	1,163,593
Change in net unrealized appreciation (depreciation) on: Investment securities	216,355	(321,409)	84,765
Swap contracts	364,905	112,869	(46,510)
Futures contracts	33,293	—	—
Change in net unrealized appreciation (depreciation) on investment securities, swap contracts and futures contracts	614,553	(208,540)	38,255
Net realized and unrealized gain (loss) on investment securities, swap contracts and futures contracts	1,371,523	(1,710,364)	1,201,848
Net increase (decrease) in net assets resulting from operations	$1,385,812	$(1,721,327)	$1,209,185

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
68

Statements of Changes in Net Assets

	Direxion All Cap Insider Sentiment Shares[2]		Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
	Year Ended October 31, 2017	Year Ended October 31, 2016	For the Period March 30, 2017[1] through October 31, 2017
Operations:
Net investment income	$2,932,530	$2,548,935	$5,895
Net realized gain (loss) on investment securities, in-kind redemptions and futures contracts	24,956,453	11,354,667	(926,113)
Change in net unrealized appreciation (depreciation) on investment securities and futures contracts	6,455,209	(5,792,667)	205,614
Net increase (decrease) in net assets resulting from operations	34,344,192	8,110,935	(714,604)
Distributions to shareholders:
Net investment income	(2,781,861)	(2,272,540)	—
Net realized gains	(8,071,814)	—	—
Total distributions	(10,853,675)	(2,272,540)	—
Capital share transactions:
Proceeds from shares sold	104,146,770	86,659,416	16,167,774
Cost of shares redeemed	(73,064,900)	(53,746,988)	(3,543,182)
Transaction fees (Note 4)	3,534	2,586	971
Net increase in net assets resulting from capital transactions	31,085,404	32,915,014	12,625,563
Total increase in net assets	54,575,921	38,753,409	11,910,959
Net assets:
Beginning of year/period	173,550,826	134,797,417	—
End of year/period	$228,126,747	$173,550,826	$11,910,959
Undistributed net investment income at end of year/period	$502,101	$319,320	$12,670
Changes in shares outstanding
Shares outstanding, beginning of year/period	4,700,218	3,800,218	—
Shares sold	2,600,000	2,400,000	650,001
Shares repurchased	(1,800,000)	(1,500,000)	(150,000)
Shares outstanding, end of year/period	5,500,218	4,700,218	500,001

1  Commencement of investment operations.

2  Effective May 1, 2017, the Fund had a 2:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 2:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
69

Statements of Changes in Net Assets

	Direxion iBillionaire Index ETF		Direxion NASDAQ-100® Equal Weighted Index Shares[1]
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$75,446	$177,843	$923,455	$803,252
Net realized gain (loss) on investment securities and in-kind redemptions	1,134,424	(1,680,368)	9,958,724	(28,592)
Change in net unrealized appreciation (depreciation) on investment securities	2,422,923	1,984,462	15,858,443	(69,701)
Net increase in net assets resulting from operations	3,632,793	481,937	26,740,622	704,959
Distributions to shareholders:
Net investment income	(155,879)	(169,193)	(891,518)	(775,916)
Net realized gains	—	(67,240)	—	—
Return of capital	(4,306)	—	—	—
Total distributions	(160,185)	(236,433)	(891,518)	(775,916)
Capital share transactions:
Proceeds from shares sold	—	—	84,255,227	30,316,107
Cost of shares redeemed	(4,062,185)	(12,250,995)	(49,132,462)	(31,400,198)
Net increase (decrease) in net assets resulting from capital transactions	(4,062,185)	(12,250,995)	35,122,765	(1,084,091)
Total increase (decrease) in net assets	(589,577)	(12,005,491)	60,971,869	(1,155,048)
Net assets:
Beginning of year	14,874,512	26,880,003	83,589,368	84,744,416
End of year	$14,284,935	$14,874,512	$144,561,237	$83,589,368
Undistributed (Accumulated) net investment income (loss) at end of year	$(25,050)	$55,383	$59,273	$27,336
Changes in shares outstanding
Shares outstanding, beginning of year	600,000	1,100,000	2,500,002	2,600,002
Shares sold	—	—	2,200,000	900,000
Shares repurchased	(150,000)	(500,000)	(1,250,000)	(1,000,000)
Shares outstanding, end of year	450,000	600,000	3,450,002	2,500,002

1  Effective May 1, 2017, the Fund had a 2:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 2:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
70

Statements of Changes in Net Assets

	Direxion Zacks MLP High Income Index Shares		Direxion Daily CSI 300 China A Share Bear 1X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income (loss)	$368,222	$171,246	$(98,159)	$(759,624)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	911,907	(28,708,318)	(10,948,389)	(4,656,734)
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	(4,013,473)	16,400,232	(9,272,145)	637,117
Net (decrease) in net assets resulting from operations	(2,733,344)	(12,136,840)	(20,318,693)	(4,779,241)
Distributions to shareholders:
Return of capital	(6,620,000)	(5,180,000)	—	—
Total distributions	(6,620,000)	(5,180,000)	—	—
Capital share transactions:
Proceeds from shares sold	20,081,340	25,623,195	76,501,292	111,360,970
Cost of shares redeemed	(10,986,315)	(18,763,400)	(42,051,017)	(167,311,349)
Transaction fees (Note 4)	—	—	21,026	86,226
Net increase (decrease) in net assets resulting from capital transactions	9,095,025	6,859,795	34,471,301	(55,864,153)
Total increase (decrease) in net assets	(258,319)	(10,457,045)	14,152,608	(60,643,394)
Net assets:
Beginning of year	64,038,852	74,495,897	86,765,398	147,408,792
End of year	$63,780,533	$64,038,852	$100,918,006	$86,765,398
Undistributed (Accumulated) net investment income (loss) at end of year	$431,177	$62,955	$(28,882)	$(576,524)
Changes in shares outstanding
Shares outstanding, beginning of year	3,550,000	3,200,000	2,100,000	3,250,000
Shares sold	1,050,000	1,400,000	2,150,000	2,500,000
Shares repurchased	(650,000)	(1,050,000)	(1,100,000)	(3,650,000)
Shares outstanding, end of year	3,950,000	3,550,000	3,150,000	2,100,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
71

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bear 1X Shares[2]		Direxion Daily Total Bond Market Bear 1X Shares
	Year Ended October 31, 2017	For the Period June 8, 2016[1] through October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income (loss)	$81,168	$27,794	$5,896	$(15,136)
Net realized (loss) on swap contracts	(6,817,628)	(868,755)	(24,016)	(134,435)
Change in net unrealized appreciation (depreciation) on swap contracts	(1,418,824)	548,064	12,823	(1,932)
Net (decrease) in net assets resulting from operations	(8,155,284)	(292,897)	(5,297)	(151,503)
Distributions to shareholders:
Net investment income	(90,534)	—	—	—
Total distributions	(90,534)	—	—	—
Capital share transactions:
Proceeds from shares sold	13,695,309	53,406,513	—	—
Cost of shares redeemed	(19,099,492)	(5,960,991)	—	—
Transaction fees (Note 4)	1,265	596	—	—
Net increase (decrease) in net assets resulting from capital transactions	(5,402,918)	47,446,118	—	—
Total increase (decrease) in net assets	(13,648,736)	47,153,221	(5,297)	(151,503)
Net assets:
Beginning of year/period	47,153,221	—	3,124,537	3,276,040
End of year/period	$33,504,485	$47,153,221	$3,119,240	$3,124,537
Undistributed (Accumulated) net investment income (loss) at end of year/period	$22,991	$31,515	$—	$(11,775)
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,200,001	—	100,001	100,001
Shares sold	400,000	1,350,001	—	—
Shares repurchased	(550,018)	(150,000)	—	—
Shares outstanding, end of year/period	1,049,983[3]	1,200,001[4]	100,001	100,001

1  Commencement of investment operations.

2  Effective May 1, 2017, the Fund had a 1:2 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:2 stock split.

3  402,300 shares representing $12,841,416 of net assets are owned by the Direxion Daily S&P 500® Bear 3X Shares, an affiliated Fund managed by the Adviser.

4  947,000 shares representing $18,608,550 of net assets were owned by the Direxion Daily S&P 500® Bear 3X Shares, an affiliated Fund managed by the Adviser.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
72

Statements of Changes in Net Assets

	Direxion Daily 7-10 Year Treasury Bear 1X Shares		Direxion Daily 20+ Year Treasury Bear 1X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income (loss)	$2,776	$(6,705)	$10,017	$(62,088)
Net realized gain (loss) on swap contacts	(54,065)	(57,072)	557,069	(1,731,769)
Change in net unrealized appreciation (depreciation) on swap contracts	70,719	(25,173)	(11,164)	256,464
Net increase (decrease) in net assets resulting from operations	19,430	(88,950)	555,922	(1,537,393)
Distributions to shareholders:	—	—	—	—
Capital share transactions:
Proceeds from shares sold	—	—	—	—
Cost of shares redeemed	—	—	(7,469,961)	(1,030,403)
Transaction fees (Note 4)	—	—	747	104
Net decrease in net assets resulting from capital transactions	—	—	(7,469,214)	(1,030,299)
Total increase (decrease) in net assets	19,430	(88,950)	(6,913,292)	(2,567,692)
Net assets:
Beginning of year	1,391,165	1,480,115	12,026,211	14,593,903
End of year	$1,410,595	$1,391,165	$5,112,919	$12,026,211
Accumulated net investment loss at end of year	$—	$(5,199)	$—	$(47,158)
Changes in shares outstanding
Shares outstanding, beginning of year	50,001	50,001	600,001	650,001
Shares sold	—	—	—	—
Shares repurchased	—	—	(350,000)	(50,000)
Shares outstanding, end of year	50,001	50,001	250,001	600,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
73

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bull 1.25X Shares		Direxion Daily Small Cap Bull 1.25X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$344,989	$119,475	$56,984	$34,385
Net realized gain (loss) on investment securities, swap contracts and futures contracts	1,390,848	(583,795)	1,612,380	(67,518)
Change in net unrealized appreciation on investment securities, swap contracts and futures contracts	2,244,017	227,068	266,367	315,735
Net increase (decrease) in net assets resulting from operations	3,979,854	(237,252)	1,935,731	282,602
Distributions to shareholders:
Net investment income	(58,515)	(121,850)	(55,598)	(21,763)
Return of capital	—	(2,726)	—	—
Total distributions	(58,515)	(124,576)	(55,598)	(21,763)
Capital share transactions:
Proceeds from shares sold	61,379,052	14,194,413	24,893,202	3,691,510
Cost of shares redeemed	(4,930,420)	(8,466,648)	(25,010,490)	—
Transaction fees (Note 4)	160	847	947	—
Net increase (decrease) in net assets resulting from capital transactions	56,448,792	5,728,612	(116,341)	3,691,510
Total increase in net assets	60,370,131	5,366,784	1,763,792	3,952,349
Net assets:
Beginning of year	6,689,740	1,322,956	5,210,895	1,258,546
End of year	$67,059,871	$6,689,740	$6,974,687	$5,210,895
Undistributed net investment income at end of year	$286,474	$—	$14,381	$12,622
Changes in shares outstanding
Shares outstanding, beginning of year	250,000	50,000	200,000	50,000
Shares sold	1,850,000	550,000	750,000	150,000
Shares repurchased	(150,000)	(350,000)	(750,000)	—
Shares outstanding, end of year	1,950,000	250,000	200,000	200,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
74

Statements of Changes in Net Assets

	Direxion Daily CSI 300 China A Share Bull 2X Shares		Direxion Daily CSI China Internet Index Bull 2X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	For the Period November 2, 2016[1] through October 31, 2017
Operations:
Net investment loss	$(209,076)	$(491,759)	$(90,282)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	11,099,358	(7,360,812)	3,852,914
Change in net unrealized appreciation on investment securities and swap contracts	15,958,609	1,798,711	1,114,411
Net increase (decrease) in net assets resulting from operations	26,848,891	(6,053,860)	4,877,043
Distributions to shareholders:	—	—	—
Capital share transactions:
Proceeds from shares sold	25,462,810	63,897,710	87,370,340
Cost of shares redeemed	(42,465,199)	(60,594,501)	(6,369,328)
Transaction fees (Note 4)	4,247	9,869	584
Net increase (decrease) in net assets resulting from capital transactions	(16,998,142)	3,313,078	81,001,596
Total increase (decrease) in net assets	9,850,749	(2,740,782)	85,878,639
Net assets:
Beginning of year/period	60,227,507	62,968,289	—
End of year/period	$70,078,256	$60,227,507	$85,878,639
Accumulated net investment loss at end of year/period	$(156,017)	$(387,938)	$—
Changes in shares outstanding
Shares outstanding, beginning of year/period	3,250,000	2,900,000	—
Shares sold	1,150,000	3,650,000	1,900,001
Shares repurchased	(1,950,000)	(3,300,000)	(150,000)
Shares outstanding, end of year/period	2,450,000	3,250,000	1,750,001

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
75

Statements of Changes in Net Assets

	Direxion Daily High Yield Bear 2X Shares		Direxion Daily MSCI European Financials Bull 2X Shares
	Year Ended October 31, 2017	For the Period June 16, 2016[1] through October 31, 2016	Year Ended October 31, 2017	For the Period July 27, 2016[1] through October 31, 2016
Operations:
Net investment income (loss)	$(6,842)	$(11,749)	$56,957	$(4,625)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	(1,110,093)	(263,308)	2,485,224	521,390
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	338,015	(491,117)	75,474	73,973
Net increase (decrease) in net assets resulting from operations	(778,920)	(766,174)	2,617,655	590,738
Distributions to shareholders:
Net realized gains	—	—	(278,921)	—
Total distributions	—	—	(278,921)	—
Capital share transactions:
Proceeds from shares sold	1,004,015	6,278,563	28,143,820	5,502,819
Cost of shares redeemed	(2,011,637)	—	(23,888,411)	(3,059,309)
Transaction fees (Note 4)	402	—	1,148	612
Net increase (decrease) in net assets resulting from capital transactions	(1,007,220)	6,278,563	4,256,557	2,444,122
Total increase (decrease) in net assets	(1,786,140)	5,512,389	6,595,291	3,034,860
Net assets:
Beginning of year/period	5,512,389	—	3,034,860	—
End of year/period	$3,726,249	$5,512,389	$9,630,151	$3,034,860
Undistributed (Accumulated) net investment income (loss) at end of year/period	$(2,028)	$—	$56,957	$—
Changes in shares outstanding
Shares outstanding, beginning of year/period	250,001	—	100,001	—
Shares sold	50,000	250,001	600,000	200,001
Shares repurchased	(100,000)	—	(500,000)	(100,000)
Shares outstanding, end of year/period	200,001	250,001	200,001	100,001

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
76

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bull 2X Shares		Direxion Daily Silver Miners Index Bull 2X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	For the Period September 8, 2016[1] through October 31, 2016
Operations:
Net investment income (loss)	$14,289	$(23,237)	$(10,963)	$(1,797)
Net realized gain (loss) on investment securities, in-kind redemptions, swap contracts and futures contracts	756,970	1,915,704	(1,501,824)	(573,506)
Change in net unrealized appreciation (depreciation) on investment securities, swap contracts and future contracts	614,553	(1,692,411)	(208,540)	(465,302)
Net increase (decrease) in net assets resulting from operations	1,385,812	200,056	(1,721,327)	(1,040,605)
Distributions to shareholders:
Net investment income	(6,580)	—	—	—
Net realized gains	(644,929)	—	—	—
Total distributions	(651,509)	—	—	—
Capital share transactions:
Proceeds from shares sold	6,636,036	1,395,537	5,202,205	3,513,409
Cost of shares redeemed	(6,520,001)	(9,995,483)	(1,762,014)	—
Transaction fees (Note 4)	377	1,999	176	—
Net increase (decrease) in net assets resulting from capital transactions	116,412	(8,597,947)	3,440,367	3,513,409
Total increase (decrease) in net assets	850,715	(8,397,891)	1,719,040	2,472,804
Net assets:
Beginning of year/period	2,996,369	11,394,260	2,472,804	—
End of year/period	$3,847,084	$2,996,369	$4,191,844	$2,472,804
Undistributed (Accumulated) net investment income (loss) at end of year/period	$16,021	$—	$(9,861)	$—
Changes in shares outstanding
Shares outstanding, beginning of year/period	83,236	333,236	150,001	—
Shares sold	150,000	50,000	450,000	150,001
Shares repurchased	(150,000)	(300,000)	(150,000)	—
Shares outstanding, end of year/period	83,236	83,236	450,001	150,001

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
77

Statements of Changes in Net Assets

	Direxion Daily Small Cap Bull 2X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income (loss)	$7,337	$(1,716)
Net realized gain (loss) on investment securities and swap contracts	1,163,593	(300,756)
Change in net unrealized appreciation on investment securities and swap contracts	38,255	376,022
Net increase in net assets resulting from operations	1,209,185	73,550
Distributions to shareholders:
Net realized gains	—	(63,165)
Total distributions	—	(63,165)
Capital share transactions:
Proceeds from shares sold	8,003,919	—
Cost of shares redeemed	(8,021,291)	—
Transaction fees (Note 4)	1,604	—
Net decrease in net assets resulting from capital transactions	(15,768)	—
Total increase in net assets	1,193,417	10,385
Net assets:
Beginning of year	2,043,632	2,033,247
End of year	$3,237,049	$2,043,632
Undistributed net investment income at end of year	$7,337	$—
Changes in shares outstanding
Shares outstanding, beginning of year	66,644	66,644
Shares sold	200,000	—
Shares repurchased	(200,000)	—
Shares outstanding, end of year	66,644	66,644

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
78

Financial Highlights

October 31, 2017

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion All Cap Insider Sentiment Shares[10]
For the Year Ended October 31, 2017	$36.93	$0.51	$0.51	$6.01	$6.52	$(0.48)	$(1.49)	$—	$(1.97)	$41.48	18.07%	$228,127	0.64%	0.74%	1.30%	0.64%	0.74%	1.30%	932%
For the Year Ended October 31, 2016	$35.47	0.60	0.60	1.40	2.00	(0.54)	—	—	(0.54)	$36.93	5.66%	$173,551	0.65%	0.77%	1.66%	0.65%	0.77%	1.66%	890%
For the Year Ended October 31, 2015	$33.36	0.34	0.34	2.05	2.39	(0.28)	—	—	(0.28)	$35.47	7.16%	$134,797	0.65%	0.78%	0.97%	0.65%	0.78%	0.97%	827%
For the Year Ended October 31, 2014	$27.73	0.40	0.41	5.56	5.96	(0.33)	—	—	(0.33)	$33.36	21.60%	$30,024	0.66%	0.91%	1.33%	0.65%	0.91%	1.34%	835%
For the Year Ended October 31, 2013	$22.20	0.44	0.44	6.26	6.70	(0.40)	(0.77)	—	(1.17)	$27.73	31.35%	$5,545	0.65%	1.69%	1.77%	0.65%	1.69%	1.77%	920%
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
For the Period March 30, 2017[8] through October 31, 2017	$25.00	0.01	0.01	(1.19)	(1.18)	—	—	—	—	$23.82	(4.72)%	$11,911	0.70%	1.35%	0.07%	0.70%	1.35%	0.07%	0%
Direxion iBillionaire Index ETF
For the Year Ended October 31, 2017	$24.79	0.15	0.15	7.07	7.22	(0.26)	—	(0.01)	(0.27)	$31.74	29.40%	$14,285	0.64%	1.18%	0.54%	0.64%	1.18%	0.54%	133%
For the Year Ended October 31, 2016	$24.44	0.22	0.22	0.40	0.62	(0.20)	(0.07)	—	(0.27)	$24.79	2.55%	$14,875	0.65%	1.01%	0.89%	0.65%	1.01%	0.89%	120%
For the Year Ended October 31, 2015	$25.39	0.12	0.12	(0.95)	(0.83)	(0.10)	(0.02)	—	(0.12)	$24.44	(3.31)%	$26,880	0.65%	1.02%	0.46%	0.65%	1.02%	0.46%	162%
For the Period August 1, 2014[8] through October 31, 2014	$25.00	0.04	0.04	0.39	0.43	(0.04)	—	—	(0.04)	$25.39	1.71%	$34,278	0.65%	1.13%	0.67%	0.65%	1.13%	0.67%	18%
Direxion NASDAQ-100® Equal Weighted Index Shares[10]
For the Year Ended October 31, 2017	$33.44	0.28	0.28	8.44	8.72	(0.26)	—	—	(0.26)	$41.90	26.16%	$144,561	0.35%	0.52%	0.73%	0.35%	0.52%	0.73%	31%
For the Year Ended October 31, 2016	$32.60	0.35	0.35	0.83	1.18	(0.34)	—	—	(0.34)	$33.44	3.68%	$83,589	0.35%	0.55%	1.11%	0.35%	0.55%	1.11%	35%
For the Year Ended October 31, 2015	$30.69	0.30	0.30	1.90	2.20	(0.29)	—	—	(0.29)	$32.60	7.16%	$84,744	0.35%	0.52%	0.91%	0.35%	0.52%	0.91%	50%
For the Year Ended October 31, 2014	$25.58	0.32	0.32	5.11	5.43	(0.32)	—	—	(0.32)	$30.69	21.35%	$33,755	0.35%	0.62%	1.16%	0.35%	0.61%	1.17%	80%
For the Year Ended October 31, 2013	$18.60	0.19	0.19	6.98	7.17	(0.19)	—	—	(0.19)	$25.58	38.72%	$7,672	0.35%	1.58%	0.84%	0.35%	1.58%	0.84%	34%
Direxion Zacks MLP High Income Index Shares
For the Year Ended October 31, 2017	$18.04	0.12	0.02	(0.41)	(0.29)	—	—	(1.60)	(1.60)	$16.15	(1.90)%	$63,781	0.65%[9]	0.94%	0.13%	0.65%	0.94%	0.13%	86%
For the Year Ended October 31, 2016	$23.28	0.05	(0.05)	(3.69)	(3.64)	—	—	(1.60)	(1.60)	$18.04	(15.11)%	$64,039	0.65%[9]	0.99%	(0.27)%	0.65%	0.99%	(0.27)%	151%
For the Year Ended October 31, 2015	$40.24	(0.02)	0.02	(14.03)	(14.05)	—	—	(2.91)	(2.91)	$23.28	(36.20)%	$74,496	0.65%[9]	0.89%	0.07%	0.65%	0.89%	0.07%	171%
For the Period January 23, 2014[8] through October 31, 2014	$40.00	(0.08)	(0.14)	2.39	2.31	—	—	(2.07)	(2.07)	$40.24	5.73%	$54,328	0.65%[9]	1.23%	(0.43)%	0.65%	1.23%	(0.43)%	92%
Direxion Daily CSI 300 China A Share Bear 1X Shares
For the Year Ended October 31, 2017	$41.32	(0.05)	(0.05)	(9.23)	(9.28)	—	—	—	—	$32.04	(22.46)%	$100,918	0.80%	0.79%	(0.12)%	0.80%	0.79%	(0.12)%	0%
For the Year Ended October 31, 2016	$45.36	(0.29)	(0.29)	(3.75)	(4.04)	—	—	—	—	$41.32	(8.91)%	$86,765	0.81%	0.84%	(0.66)%	0.80%	0.83%	(0.65)%	0%
For the Period June 17, 2015[8] through October 31, 2015	$40.00	(0.14)	(0.14)	5.50	5.36	—	—	—	—	$45.36	13.40%	$147,409	0.80%	0.84%	(0.76)%	0.80%	0.83%	(0.76)%	0%
Direxion Daily S&P 500® Bear 1X Shares[11]
For the Year Ended October 31, 2017	$39.30	0.07	0.08	(7.31)	(7.24)	(0.15)	—	—	(0.15)	$31.91	(18.62)%	$33,504	0.45%	0.60%	0.21%	0.45%	0.60%	0.21%	0%
For the Period June 8, 2016[8] through October 31, 2016	$40.00	0.02	0.02	(0.72)	(0.70)	—	—	—	—	$39.30	(1.75)%	$47,153	0.09%	0.66%	0.17%	0.09%	0.66%	0.17%	0%
Direxion Daily Total Bond Market Bear 1X Shares
For the Year Ended October 31, 2017	$31.25	0.06	0.06	(0.12)	(0.06)	—	—	—	—	$31.19	(0.19)%	$3,119	0.45%	2.33%	0.19%	0.45%	2.33%	0.19%	0%
For the Year Ended October 31, 2016	$32.76	(0.15)	(0.15)	(1.36)	(1.51)	—	—	—	—	$31.25	(4.61)%	$3,125	0.63%	2.38%	(0.47)%	0.63%	2.38%	(0.47)%	0%
For the Year Ended October 31, 2015	$33.73	(0.21)	(0.21)	(0.76)	(0.97)	—	—	—	—	$32.76	(2.88)%	$3,276	0.65%	2.34%	(0.62)%	0.65%	2.34%	(0.62)%	0%
For the Year Ended October 31, 2014	$35.52	(0.22)	(0.22)	(1.57)	(1.79)	—	—	—	—	$33.73	(5.04)%	$3,373	0.65%	1.25%	(0.65)%	0.65%	1.25%	(0.65)%	0%
For the Year Ended October 31, 2013	$35.48	(0.23)	(0.23)	0.27	0.04	—	—	—	—	$35.52	0.11%	$8,879	0.65%	1.53%	(0.65)%	0.65%	1.53%	(0.65)%	0%
Direxion Daily 7-10 Year Treasury Bear 1X Shares
For the Year Ended October 31, 2017	$27.82	0.06	0.06	0.33	0.39	—	—	—	—	$28.21	1.40%	$1,411	0.45%	4.25%	0.20%	0.45%	4.25%	0.20%	0%
For the Year Ended October 31, 2016	$29.60	(0.13)	(0.13)	(1.65)	(1.78)	—	—	—	—	$27.82	(6.01)%	$1,391	0.63%	4.14%	(0.47)%	0.63%	4.14%	(0.47)%	0%
For the Year Ended October 31, 2015	$31.42	(0.19)	(0.19)	(1.63)	(1.82)	—	—	—	—	$29.60	(5.79)%	$1,480	0.65%	3.24%	(0.62)%	0.65%	3.24%	(0.62)%	0%
For the Year Ended October 31, 2014	$33.38	(0.21)	(0.21)	(1.75)	(1.96)	—	—	—	—	$31.42	(5.87)%	$1,571	0.65%	3.85%	(0.65)%	0.65%	3.85%	(0.65)%	0%
For the Year Ended October 31, 2013	$32.80	(0.22)	(0.22)	0.80	0.58	—	—	—	—	$33.38	1.77%	$1,669	0.65%	4.34%	(0.65)%	0.65%	4.34%	(0.65)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
79

Financial Highlights

October 31, 2017

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily 20+ Year Treasury Bear 1X Shares
For the Year Ended October 31, 2017	$20.04	$0.04	$0.04	$0.37	$0.41	$—	$—	$—	$—	$20.45	2.05%	$5,113	0.45%	1.46%	0.18%	0.45%	1.46%	0.18%	0%
For the Year Ended October 31, 2016	$22.45	(0.10)	(0.10)	(2.31)	(2.41)	—	—	—	—	$20.04	(10.73)%	$12,026	0.63%	0.96%	(0.48)%	0.63%	0.96%	(0.48)%	0%
For the Year Ended October 31, 2015	$24.61	(0.14)	(0.14)	(2.02)	(2.16)	—	—	—	—	$22.45	(8.78)%	$14,594	0.65%	0.95%	(0.62)%	0.65%	0.95%	(0.62)%	0%
For the Year Ended October 31, 2014	$28.83	(0.18)	(0.18)	(4.04)	(4.22)	—	—	—	—	$24.61	(14.64)%	$8,613	0.65%	1.21%	(0.65)%	0.65%	1.21%	(0.65)%	0%
For the Year Ended October 31, 2013	$26.63	(0.18)	(0.18)	2.38	2.20	—	—	—	—	$28.83	8.26%	$8,648	0.65%	1.59%	(0.65)%	0.65%	1.59%	(0.65)%	0%
Direxion Daily S&P 500® Bull 1.25X Shares
For the Year Ended October 31, 2017	$26.76	0.83	0.83	7.03	7.86	(0.23)	—	—	(0.23)	$34.39	29.43%	$67,060	0.22%	0.81%	2.61%	0.22%	0.81%	2.61%	92%
For the Year Ended October 31, 2016	$26.46	0.51	0.52	0.70	1.21	(0.89)	—	(0.02)	(0.91)	$26.76	4.74%	$6,690	0.39%	1.16%	1.97%	0.35%	1.12%	2.01%	50%
For the Period January 7, 2015[8] through October 31, 2015	$25.00	0.20	0.20	1.36	1.56	(0.10)	—	—	(0.10)	$26.46	6.23%	$1,323	0.43%	2.34%	0.91%	0.43%	2.34%	0.91%	0%
Direxion Daily Small Cap Bull 1.25X Shares
For the Year Ended October 31, 2017	$26.05	0.28	0.28	8.82	9.10	(0.28)	—	—	(0.28)	$34.87	35.01%	$6,975	0.21%	1.44%	0.89%	0.20%	1.43%	0.90%	300%
For the Year Ended October 31, 2016	$25.17	0.27	0.27	0.79	1.06	(0.18)	—	—	(0.18)	$26.05	4.23%	$5,211	0.35%	2.28%	1.08%	0.35%	2.28%	1.08%	35%
For the Period January 7, 2015[8] through October 31, 2015	$25.00	0.10	0.10	0.07	0.17	—	—	—	—	$25.17	0.68%	$1,259	0.43%	4.38%	0.46%	0.43%	4.38%	0.46%	0%
Direxion Daily CSI 300 China A Share Bull 2X Shares
For the Year Ended October 31, 2017	$18.53	(0.08)	(0.06)	10.15	10.07	—	—	—	—	$28.60	54.34%	$70,078	1.03%	1.05%	(0.36)%	0.95%	0.97%	(0.28)%	1,747%[12]
For the Year Ended October 31, 2016	$21.71	(0.15)	(0.15)	(3.03)	(3.18)	—	—	—	—	$18.53	(14.65)%	$60,228	0.96%	1.01%	(0.81)%	0.95%	1.00%	(0.80)%	2,606%
For the Period April 16, 2015[8] through October 31, 2015	$40.00	(0.13)	(0.13)	(18.16)	(18.29)	—	—	—	—	$21.71	(45.73)%	$62,968	0.95%	1.09%	(0.93)%	0.95%	1.09%	(0.93)%	1,592%
Direxion Daily CSI China Internet Index Bull 2X Shares
For the Period November 2, 2016[8] through October 31, 2017	$25.00	(0.21)	(0.21)	24.28	24.07	—	—	—	—	$49.07	96.28%	$85,879	0.97%	1.13%	(0.48)%	0.95%	1.11%	(0.46)%	0%
Direxion Daily High Yield Bear 2X Shares
For the Year Ended October 31, 2017	$22.05	(0.03)	(0.03)	(3.39)	(3.42)	—	—	—	—	$18.63	(15.51)%	$3,726	0.80%	2.06%	(0.16)%	0.80%	2.06%	(0.16)%	0%
For the Period June 16, 2016[8] through October 31, 2016	$25.00	(0.05)	(0.05)	(2.90)	(2.95)	—	—	—	—	$22.05	(11.80)%	$5,512	0.80%	2.32%	(0.56)%	0.80%	2.32%	(0.56)%	0%
Direxion Daily MSCI European Financials Bull 2X Shares
For the Year Ended October 31, 2017	$30.35	0.42	0.43	20.17	20.59	—	(2.79)	—	(2.79)	$48.15	72.58%	$9,630	0.82%	1.30%	1.02%	0.80%	1.28%	1.04%	190%
For the Period July 27, 2016[8] through October 31, 2016	$25.00	(0.04)	(0.04)	5.39	5.35	—	—	—	—	$30.35	21.40%	$3,035	0.80%	3.32%	(0.59)%	0.80%	3.32%	(0.59)%	0%
Direxion Daily S&P 500® Bull 2X Shares
For the Year Ended October 31, 2017	$36.00	0.17	0.30	16.07	16.24	(0.08)	(5.94)	—	(6.02)	$46.22	48.62%	$3,847	0.82%	1.87%	0.40%	0.49%	1.54%	0.73%	363%
For the Year Ended October 31, 2016	$34.19	(0.15)	(0.14)	1.96	1.81	—	—	—	—	$36.00	5.29%	$2,996	0.64%	1.33%	(0.44)%	0.60%	1.29%	(0.40)%	419%
For the Year Ended October 31, 2015	$33.58	(0.21)	(0.21)	2.28	2.07	(0.50)	(0.96)	—	(1.46)	$34.19	6.81%	$11,394	0.60%	0.92%	(0.59)%	0.60%	0.92%	(0.59)%	208%
For the Period May 28, 2014[8] through October 31, 2014	$30.00	0.18	0.18	3.40	3.58	—	—	—	—	$33.58	11.92%	$31,336	0.60%	0.93%	1.34%	0.60%	0.93%	1.34%	91%
Direxion Daily Silver Miners Index Bull 2X Shares
For the Year Ended October 31, 2017	$16.49	(0.04)	(0.04)	(7.13)	(7.17)	—	—	—	—	$9.32	(43.48)%	$4,192	0.80%	1.96%	(0.32)%	0.80%	1.96%	(0.32)%	0%
For the Period September 8, 2016[8] through October 31, 2016	$25.00	(0.01)	(0.01)	(8.50)	(8.51)	—	—	—	—	$16.49	(34.04)%	$2,473	0.80%	5.84%	(0.48)%	0.80%	5.84%	(0.48)%	0%
Direxion Daily Small Cap Bull 2X Shares
For the Year Ended October 31, 2017	$30.66	0.11	0.13	17.80	17.91	—	—	—	—	$48.57	58.41%	$3,237	0.54%	2.63%	0.26%	0.49%	2.58%	0.31%	109%
For the Year Ended October 31, 2016	$30.51	(0.03)	(0.02)	1.13	1.10	—	(0.95)	—	(0.95)	$30.66	3.79%	$2,044	0.63%	3.47%	(0.09)%	0.60%	3.44%	(0.06)%	0%
For the Year Ended October 31, 2015	$31.73	(0.17)	(0.16)	(0.65)	(0.82)	—	(0.40)	—	(0.40)	$30.51	(2.54)%	$2,033	0.61%	1.52%	(0.49)%	0.60%	1.51%	(0.48)%	289%
For the Period July 29, 2014[8] through October 31, 2014	$30.00	(0.05)	(0.05)	1.78	1.73	—	—	—	—	$31.73	5.76%	$4,230	0.60%	2.86%	(0.60)%	0.60%	2.86%	(0.60)%	503%
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
80

Financial Highlights

October 31, 2017

1  Net investment income (loss) per share represents net investment income dividend by the daily average shares of beneficial interest outstanding throughout each period.

2  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions and swaps for the period.

4  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

5  For periods less than a year, these ratios are annualized.

6  Net expenses include effects of any reimbursement or recoupment.

7  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

8  Commencement of investment operations.

9  This ratio excludes current and deferred tax benefits/expenses for all components of the Statement of Operations. Had these amounts been included, the ratio for the years ended October 31, 2014, October 31, 2015, October 31, 2016 and October 31, 2017 would be 1.63%, 0.39%, 2.41% and 0.13%, respectively.

10  Effective May 1, 2017, the Fund had a 2:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 2:1 stock split.

11  Effective May 1, 2017, the Fund had a 1:2 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:2 stock split.

12  Due to the limited amount of days an investment was held in the Fund's portfolio, this rate is calculated based on the average market value of the investment for only those days the investment was held.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
81

Direxion Shares ETF Trust

Notes to the Financial Statements

October 31, 2017

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008, and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 75 separate series (each, a "Fund" and together the "Funds"). 19 of these Funds are included in this report:

Benchmark Funds	Bear Funds
Direxion All Cap Insider Sentiment Shares	Direxion Daily CSI 300 China A Share Bear 1X Shares
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion Daily S&P 500® Bear 1X Shares
Direxion iBillionaire Index ETF	Direxion Daily Total Bond Market Bear 1X Shares
Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion Daily 7-10 Year Treasury Bear 1X Shares
Direxion Zacks MLP High Income Index Shares	Direxion Daily 20+ Year Treasury Bear 1X Shares
Bull Funds
Direxion Daily S&P 500® Bull 1.25X Shares
Direxion Daily Small Cap Bull 1.25X Shares
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares
Direxion Daily High Yield Bear 2X Shares
Direxion Daily MSCI European Financials Bull 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily Silver Miners Index Bull 2X Shares
Direxion Daily Small Cap Bull 2X Shares

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services-Investment Companies.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO") and the Funds, with the exception of the Direxion All Cap Insider Sentiment Shares, Direxion iBillionaire Index ETF, Direxion NASDAQ-100® Equal Weighted Index Shares and Direxion Zacks MLP High Income Index Shares, are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Fund's investment objective is to seek daily investment results, before fees and expenses that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 125% or 200% of the return of the target index or benchmark and a multiple of -100% or -200% of the return of the target index or benchmark for the Bear Funds.

The Direxion Auspice Broad Commodity Strategy ETF (Consolidated) is managed to track the performance of the Auspice Broad Commodity Index. The Auspice Broad Commodity Index is a long/flat commodities index. A long/flat approach allows the Fund to attempt to take advantage of higher commodity prices, and at the same time shift into a cash position of an individual commodity that shows a downward trend in price. The Fund primarily invests in commodity and financial futures contracts directly and/or indirectly through its wholly-owned subsidiary, Direxion BCS Fund Ltd. ("BCS Fund"), in order to track the returns of the Auspice Broad Commodity Index within the limitation of the U.S. federal tax requirements applicable to regulated investment companies.

DIREXION ANNUAL REPORT
82

Funds	Index or Benchmark	Daily Target
Direxion All Cap Insider Sentiment Shares	Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index	100%
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Auspice Broad Commodity Index	100%
Direxion iBillionaire Index ETF	iBillionaire Index	100%
Direxion NASDAQ-100® Equal Weighted Index Shares	NASDAQ-100® Equal Weighted Index	100%
Direxion Zacks MLP High Income Index Shares	Zacks MLP High Income Index	100%
Direxion Daily CSI 300 China A Share Bear 1X Shares	CSI 300 Index	-100%
Direxion Daily S&P 500® Bear 1X Shares	S&P 500® Index	-100%
Direxion Daily Total Bond Market Bear 1X Shares	Bloomberg Barclays U.S. Aggregate Bond Index	-100%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	ICE U.S. Treasury 7-10 Year Bond Index	-100%
Direxion Daily 20+ Year Treasury Bear 1X Shares	ICE U.S. Treasury 20+ Year Bond Index	-100%
Direxion Daily S&P 500® Bull 1.25X Shares	S&P 500® Index	125%
Direxion Daily Small Cap Bull 1.25X Shares	Russell 2000® Index	125%
Direxion Daily CSI 300 China A Share Bull 2X Shares	CSI 300 Index	200%
Direxion Daily CSI China Internet Index Bull 2X Shares	CSI Overseas China Internet Index	200%
Direxion Daily High Yield Bear 2X Shares	Bloomberg Barclays U.S. High Yield Very Liquid Index	-200%
Direxion Daily MSCI European Financials Bull 2X Shares	MSCI Europe Financials Index	200%
Direxion Daily S&P 500® Bull 2X Shares	S&P 500® Index	200%
Direxion Daily Silver Miners Index Bull 2X Shares	Solactive Global Silver Miners Index	200%
Direxion Daily Small Cap Bull 2X Shares	Russell 2000® Index	200%

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the Bank of New York Mellon Cash Reserve, a U.S. dollar-denominated deposit account offered through the Bank of New York Mellon, to be cash equivalents. The Funds are exposed to the credit risk of Bank of New York Mellon through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of October 31, 2017.

b) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time ("Valuation Time")), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, the Direxion Daily Total Bond Market Bear 1X Shares, Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares and Direxion High Yield Bear 2X Shares (the "Fixed Income Funds") do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculate its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern Time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over-the-counter ("OTC") securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities or; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If

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the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities, swap or futures contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides a valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivative contracts and related cash collateral on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. Each Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds' custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps".

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their investment objectives.

Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, as amended by ASU 2013-01, requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope recognize derivative instruments accounted for under ASC 815, Derivatives and Hedging, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement of similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2017, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2017 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$226,412	$—	$226,412[1]	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	1,178,280	—	1,040,000	138,280	—	—	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	1,330,561	—	290,000	1,040,561	—	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	55,142	—	20,846	34,296	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

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Description: Swap Contract

Counterparty: BNP Paribas

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$7,412,482	$—	$7,412,482[1]	$—
Direxion Daily Total Bond Market Bear 1X Shares	460	—	—	460	8,081	460	7,621[1]	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	11,032,328	—	10,830,000	202,328	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Citibank N.A.

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$540,948	$—	$540,948[1]	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	1,653,231	—	1,550,000	103,231	—	—	—	—
Direxion Daily MSCI European Financials Bull 2X Shares	44,576	—	—	44,576	—	—	—	—
Direxion Daily Small Cap Bull 2X Shares	91,925	—	—	91,925	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

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Description: Swap Contract

Counterparty: Credit Suisse International

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$2,918,028	$—	$2,918,028[1]	$—
Direxion Daily S&P 500® Bear 1X Shares	—	—	—	—	870,760	—	870,760[1]	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	14,912	—	—	14,912	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—	126,990	—	126,990[1]	—
Direxion Daily S&P 500® Bull 1.25X Shares	420,062	—	300,000	120,062	—	—	—	—
Direxion Daily Small Cap Bull 1.25X Shares	16,297	—	—	16,297	—	—	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	3,461,515	—	3,380,000	81,515	—	—	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	463,385	—	—	463,385	—	—	—	—
Direxion Daily High Yield Bear 2X Shares	—	—	—	—	153,102	—	153,102[1]	—
Direxion Daily S&P 500® Bull 2X Shares	598,285	—	590,000	8,285	—	—	—	—
Direxion Daily Silver Miners Index Bull 2X Shares	—	—	—	—	165,793	—	165,793[1]	—
Direxion Daily Small Cap Bull 2X Shares	224,304	—	—	224,304		—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

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Description: Swap Contract

Counterparty: Deutsche Bank AG London

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily 7-10 Year Treasury Bear 1X Shares	$—	$—	$—	$—	$9,988	$—	$9,988[1]	$—
Direxion Daily CSI China Internet Index Bull 2X Shares	—	—	—	—	42,570	—	42,570[1]	—
Direxion Daily Silver Miners Index Bull 2X Shares	—	—	—	—	186,640	—	186,640[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

Description: Swap Contract

Counterparty: Morgan Stanley Capital Services

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bull 2X Shares	$242,379	$—	$242,379[1]	$—	$—	$—	$—	$—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

Description: Swap Contract

Counterparty: UBS Securities LLC

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI European Financials Bull 2X Shares	$—	$—	$—	$—	$12,479	$—	$12,479[1]	$—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

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d) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Direxion Auspice Broad Commodity Strategy ETF (Consolidated), Direxion Daily S&P 500® Bull 1.25X Shares and Direxion Daily S&P 500® Bull 2X Shares were invested in futures contracts as of the period ended October 31, 2017.

e) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the period ended October 31, 2017.

f) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

g) Basis for Consolidation – The Direxion Auspice Broad Commodity Strategy ETF may invest up to 25% of its total assets in the BCS Fund. The BCS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Auspice Broad Commodity Strategy ETF. The BCS Fund acts as an investment vehicle to facilitate entering into certain investments for the Direxion Auspice Broad Commodity Strategy ETF consistent with the Direxion Auspice Broad Commodity Strategy ETF's investment objectives and policies specified in its prospectus and statement of additional information. As of October 31, 2017, the net assets of the Direxion Auspice Broad Commodity Strategy ETF were $11,910,959, of which $736,995, or approximately 6%, represented the Direxion Auspice Broad Commodity Strategy ETF's ownership of all issued shares and voting rights of the BCS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

h) Risks of Investing Commodity-Linked Derivatives – The Direxion Auspice Broad Commodity Strategy ETF, through its investments in the subsidiary, may hold commodity-linked derivatives. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked

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derivatives, and there can be no assurance that one will develop. Commodity-linked derivatives were held during the period ended October 31, 2017.

i) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

j) Federal Income Taxes – Each Fund, with the exception of the Direxion Zacks MLP High Income Index Shares, intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of net investment income and net realized capital gains to its shareholders sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. No provision for U.S. Federal income has been made by the Funds. Certain Funds paid U.S. excise taxes during the period ended October 31, 2017.

The Direxion Zacks MLP High Income Index Shares intends to invest primarily in Master Limited Partnerships ("MLPs"), which generally are treated as qualified publicly traded partnerships for Federal income tax purposes. As such, the Direxion Zacks MLP High Income Index Shares does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code of 1986, but is taxed as a regular C-corporation. As a regular C-corporation, the Fund is obligated to pay U.S. Federal, state and local income tax on its taxable income. In addition, current tax laws prevent the Fund from qualifying as a regulated investment company due to the Fund's concentration in MLPs. Currently, the maximum marginal regular U.S. Federal income tax rate for a regular C-corporation is 35%. The Fund may be subject to a 20% U.S. Federal alternative minimum tax on its U.S. Federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular U.S. Federal income tax. The Fund is currently using an estimated 37.61% tax rate for U.S. Federal, state and local tax, which is composed of a 35% marginal U.S. Federal tax rate and an assumed 2.61% rate attributable to state taxes.

The Direxion Zacks MLP High Income Index Shares deferred tax benefit is included in the Statement of Operations based on the component of income or gain (losses) to which the expenses relate. Deferred income taxes reflect the net tax effects of temporary differences between carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized.

The Direxion Zacks MLP High Income Index Shares recognizes in the financial statements the impact of a tax position, if that position is more likely than not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

k) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from investments in MLPs are generally comprised of ordinary income, capital gains and return of capital from the MLPs. For financial statement purposes, the Funds use return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their respective tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end. The Direxion Zacks MLP High Income Index Shares estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the year ended October 31, 2017, the Fund has estimated approximately 93% of the distributions from MLPs to be return of capital.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

l) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on

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redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

m) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

n) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended October 31, 2017 and October 31, 2016 are presented in the following table. The tax character of distributions to shareholders made during the period may differ from their ultimate characterization for U.S. federal income tax purposes.

	Year/Period Ended October 31, 2017			Year/Period Ended October 31, 2016
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion All Cap Insider Sentiment Shares	$10,853,675	$—	$—	$2,272,540	$—	$—
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)[6]	—	—	—	—	—	—
Direxion iBillionaire Index ETF	155,879	—	4,306	215,628	20,805	—
Direxion NASDAQ-100® Equal Weighted Index Shares	891,518	—	—	775,916	—	—
Direxion Zacks MLP High Income Index Shares	—	—	6,620,000	—	—	5,180,000
Direxion Daily CSI 300 China A Share Bear 1X Shares	—	—	—	—	—	—
Direxion Daily S&P 500® Bear 1X Shares[1]	90,534	—	—	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	—	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—	—	—
Direxion Daily S&P 500® Bull 1.25X Shares	58,515	—	—	121,850	—	2,726
Direxion Daily Small Cap Bull 1.25X Shares	55,598	—	—	21,763	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	—	—	—	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares[5]	—	—	—	—	—	—
Direxion Daily High Yield Bear 2X Shares[2]	—	—	—	—	—	—
Direxion Daily MSCI European Financials Bull 2X Shares[3]	278,921	—	—	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	651,509	—	—	—	—	—

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	Year/Period Ended October 31, 2017			Year/Period Ended October 31, 2016
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Silver Miners Index Bull 2X Shares[4]	$—	$—	$—	$—	$—	$—
Direxion Daily Small Cap Bull 2X Shares	—	—	—	63,165	—	—

1  Commenced operations on June 8, 2016.

2  Commenced operations on June 16, 2016.

3  Commenced operations on July 27, 2016.

4  Commenced operations on September 8, 2016.

5  Commenced operations on November 2, 2016.

6  Commenced operations on March 30, 2017.

At October 31, 2017, the components of accumulated earnings/(losses) on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion All Cap Insider Sentiment Shares	$3,329,381	$20,352,815	$—	$—	$23,682,196
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	205,614	17,928	—	(5,258)	218,284
Direxion iBillionaire Index ETF	2,729,445	—	—	(1,446,433)	1,283,012
Direxion NASDAQ-100® Equal Weighted Index Shares	13,745,476	59,273	—	(3,356,903)	10,447,846
Direxion Daily CSI 300 China A Share Bear 1X Shares	(20,829,337)	—	—	(6,204,127)	(27,033,464)
Direxion Daily S&P 500® Bear 1X Shares	(917,810)	22,991	—	(7,639,333)	(8,534,152)
Direxion Daily Total Bond Market Bear 1X Shares	(14,594)	—	—	(2,593,727)	(2,608,321)
Direxion Daily 7-10 Year Treasury Bear 1X Shares	(130,070)	—	—	(765,109)	(895,179)
Direxion Daily 20+ Year Treasury Bear 1X Shares	(544,010)	—	—	(3,544,502)	(4,088,512)
Direxion Daily S&P 500® Bull 1.25X Shares	2,443,057	803,751	—	—	3,246,808
Direxion Daily Small Cap Bull 1.25X Shares	527,242	134,132	—	—	661,374
Direxion Daily CSI 300 China A Share Bull 2X Shares	(3,886,593)	—	—	(18,980,536)	(22,867,129)
Direxion Daily CSI China Internet Index Bull 2X Shares	446,400	2,967,431	—	—	3,413,831
Direxion Daily High Yield Bear 2X Shares	(156,014)	—	—	(1,372,517)	(1,528,531)
Direxion Daily MSCI European Financials Bull 2X Shares	(47,159)	208,813	—	—	161,654
Direxion Daily S&P 500® Bull 2X Shares	838,274	197,985	—	—	1,036,259
Direxion Daily Silver Miners Index Bull 2X Shares	(2,116,049)	—	—	(686,208)	(2,802,257)
Direxion Daily Small Cap Bull 2X Shares	421,916	161,960	—	—	583,876

DIREXION ANNUAL REPORT
92

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and organizational cost.

At October 31, 2017, the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion All Cap Insider Sentiment Shares	$218,270,513	$4,825,346	$(1,495,965)	$3,329,381
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	—	205,614	—	205,614
Direxion iBillionaire Index ETF	11,575,608	2,730,343	(898)	2,729,445
Direxion NASDAQ-100® Equal Weighted Index Shares	130,528,646	15,284,980	(1,539,504)	13,745,476
Direxion Daily CSI 300 China A Share Bear 1X Shares	31,343,655	—	(20,829,337)	(20,829,337)
Direxion Daily S&P 500® Bear 1X Shares	7,296,600	—	(917,810)	(917,810)
Direxion Daily Total Bond Market Bear 1X Shares	623,780	—	(14,594)	(14,594)
Direxion Daily 7-10 Year Treasury Bear 1X Shares	254,438	4,924	(134,994)	(130,070)
Direxion Daily 20+ Year Treasury Bear 1X Shares	876,968	—	(544,010)	(544,010)
Direxion Daily S&P 500® Bull 1.25X Shares	64,873,973	2,491,311	(48,254)	2,443,057
Direxion Daily Small Cap Bull 1.25X Shares	6,155,322	532,339	(5,097)	527,242
Direxion Daily CSI 300 China A Share Bull 2X Shares	28,688,243	17,567,733	(21,454,326)	(3,886,593)
Direxion Daily CSI China Internet Index Bull 2X Shares	73,847,652	1,751,376	(1,304,976)	446,400
Direxion Daily High Yield Bear 2X Shares	1,584,598	—	(156,014)	(156,014)
Direxion Daily MSCI European Financials Bull 2X Shares	8,019,651	149,447	(196,606)	(47,159)
Direxion Daily S&P 500® Bull 2X Shares	3,499,149	895,533	(57,259)	838,274
Direxion Daily Silver Miners Index Bull 2X Shares	3,641,471	—	(2,116,049)	(2,116,049)
Direxion Daily Small Cap Bull 2X Shares	2,181,712	472,163	(50,247)	421,916

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales and basis adjustments on investments in real estate investment trusts ("REITs").

Net investment income/(loss) and realized gains and losses for U.S. Federal income tax purposes may differ from those reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income/(loss) and realized gains and losses due to differences between financial reporting and tax reporting be classified between various components of net assets. The permanent differences primarily relate to tax treatment of redemptions in-kind, net operating losses, distribution reclasses, sales of REITS, and utilization of earnings and profits distributed to shareholders on redemption of shares.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income/(loss) and realized gains and (losses) under GAAP and tax reporting:

Funds	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Direxion All Cap Insider Sentiment Shares	$32,112	$(5,810,144)	$5,778,032
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	6,775	926,113	(932,888)
Direxion iBillionaire Index ETF	—	(448,140)	448,140
Direxion NASDAQ-100® Equal Weighted Index Shares	—	(11,305,412)	11,305,412
Direxion Daily CSI 300 China A Share Bear 1X Shares	645,801	—	(645,801)
Direxion Daily S&P 500® Bear 1X Shares	842	—	(842)
Direxion Daily Total Bond Market Bear 1X Shares	5,879	—	(5,879)
Direxion Daily 7-10 Year Treasury Bear 1X Shares	2,423	—	(2,423)
Direxion Daily 20+ Year Treasury Bear 1X Shares	37,141	—	(37,141)
Direxion Daily S&P 500® Bull 1.25X Shares	—	(332,107)	332,107
Direxion Daily Small Cap Bull 1.25X Shares	373	(1,424,088)	1,423,715
Direxion Daily CSI 300 China A Share Bull 2X Shares	440,997	89,198	(530,195)

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93

Funds	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Direxion Daily CSI China Internet Index Bull 2X Shares	$90,282	$(1,553,494)	$1,463,212
Direxion Daily High Yield Bear 2X Shares	4,814	—	(4,814)
Direxion Daily MSCI European Financials Bull 2X Shares	—	(2,491,106)	2,491,106
Direxion Daily S&P 500® Bull 2X Shares	8,312	(609,001)	600,689
Direxion Daily Silver Miners Index Bull 2X Shares	1,102	(43,224)	42,122
Direxion Daily Small Cap Bull 2X Shares	—	(758,461)	758,461

In order to meet certain U.S. excise tax distribution requirements, each Fund, with the exception of the Direxion Zacks MLP High Income Index Shares, is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, these Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2017.

At October 31, 2017, these Funds deferred, on a tax basis, qualified late year losses of:

Funds	Ordinary Late Year Loss Deferral
Direxion All Cap Insider Sentiment Shares	$—
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	—
Direxion iBillionaire Index ETF	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—
Direxion Daily CSI 300 China A Share Bear 1X Shares	28,882
Direxion Daily S&P 500® Bear 1X Shares	—
Direxion Daily Total Bond Market Bear 1X Shares	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—
Direxion Daily S&P 500® Bull 1.25X Shares	—
Direxion Daily Small Cap Bull 1.25X Shares	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	156,017
Direxion Daily CSI China Internet Index Bull 2X Shares	—
Direxion Daily High Yield Bear 2X Shares	2,028
Direxion Daily MSCI European Financials Bull 2X Shares	—
Direxion Daily S&P 500® Bull 2X Shares	—
Direxion Daily Silver Miners Index Bull 2X Shares	9,861
Direxion Daily Small Cap Bull 2X Shares	—

Under current law, each Fund, with the exception of the Direxion Zacks MLP High Income Index Shares, may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carryforward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At October 31, 2017, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Utilized in Current Year	Expiring 10/31/19	Unlimited ST	Unlimited LT
Direxion All Cap Insider Sentiment Shares	$—	$—	$—	$—
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	—	—	—	—
Direxion iBillionaire Index ETF	683,441	—	1,225,687	195,696
Direxion NASDAQ-100® Equal Weighted Index Shares	—	—	600,870	2,756,033

DIREXION ANNUAL REPORT
94

Funds	Utilized in Current Year	Expiring 10/31/19	Unlimited ST	Unlimited LT
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$6,175,245	$—
Direxion Daily S&P 500® Bear 1X Shares	—	—	7,639,333	—
Direxion Daily Total Bond Market Bear 1X Shares	—	72,234	2,521,493	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	67,332	697,777	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	282,257	3,262,245	—
Direxion Daily S&P 500® Bull 1.25X Shares	566,249	—	—	—
Direxion Daily Small Cap Bull 1.25X Shares	37,207	—	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	6,150,021	—	18,824,519	—
Direxion Daily CSI China Internet Index Bull 2X Shares	—	—	—	—
Direxion Daily High Yield Bear 2X Shares	—	—	1,370,489	—
Direxion Daily MSCI European Financials Bull 2X Shares	—	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	—	—	—	—
Direxion Daily Silver Miners Index Bull 2X Shares	—	—	676,347	—
Direxion Daily Small Cap Bull 2X Shares	259,461	—	—	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability was required to be recorded resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2017, open U.S. Federal and state income tax years include the tax years ended October 31, 2014 through October 31, 2017. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Direxion Zacks MLP High Income Index Shares deferred tax asset as of October 31, 2017 are as follows:

Deferred tax assets:
Net operating loss carryforward	$441,532
Capital loss carryforward	15,742,857
Net unrealized depreciation on investments in securities	860,041
Total deferred tax assets before valuation allowance	17,044,430
Valuation allowance	(17,044,430)
Total deferred tax assets after valuation allowance	—
Less: Deferred tax liabilities	—
Net deferred tax asset	$—

As of October 31, 2017 a valuation allowance of $17,044,430 was deemed necessary, as Direxion Zacks MLP High Income Index Shares does not believe that there is an ability to realize this portion of the deferred tax asset through future taxable income.

The net operating loss carryforward and capital loss carryforward is available to offset future taxable income. The Direxion Zacks MLP High Income Index Shares has the following capital loss and net operating loss amounts:

Capital loss	Amount	Expiration
Fiscal year ended October 31, 2017	$—	October 31, 2022
Fiscal year ended October 31, 2016	$22,254,486	October 31, 2021
Fiscal year ended October 31, 2015	$19,378,940	October 31, 2020
Net operating loss	Amount	Expiration
Fiscal year ended October 31, 2017	$1,173,916	October 31, 2037

DIREXION ANNUAL REPORT
95

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Net operating losses may be carried forward for 20 years and, accordingly, would begin to expire as of October 31, 2037. Capital losses may be carried forward for 5 years and, accordingly, would begin to expire as of October 31, 2020.

Total income tax benefit (current and deferred) differs from the amount computed by applying the U.S. federal statutory income tax rate of 35% to net investment income/(loss) and realized and unrealized gains (losses) on investments before taxes for the year ended October 31, 2017 is as follows:

Income tax provision (benefit) at the federal statutory rate of 35%	$(1,089,746)
State income tax (benefit), net of federal benefit	(81,322)
Tax (benefit) expense on permanent items	135,299
Change in valuation allowance	655,553
Total tax (benefit) expense	$(380,216)

Total income taxes are computed by applying the U.S. federal statutory rate plus a blended U.S. state income tax rate. During the year, the Direxion Zacks MLP High Income Index Shares re-evaluated its blended state income tax rate, decreasing the overall rate from 37.80% to 37.61% due to anticipated state apportionment of income and gains.

For the year ended October 31, 2017, the components of income tax benefit include the following:

Current Tax Benefit
Federal	$245,134
State	30,357
Total current tax benefit	275,491
Deferred Tax Benefit
Federal	97,453
State	7,272
Total deferred tax benefit	104,725
Total income tax benefit	$380,216

At October 31, 2017, the tax cost of investments, gross unrealized appreciation and depreciation of investments for U.S. federal income tax purposes of the Direxion Zacks MLP High Income Index Shares were as follows:

Tax cost of investments	$65,193,060
Gross unrealized appreciation	4,842,528
Gross unrealized depreciation	(6,674,005)
Net unrealized appreciation/(depreciation)	$(1,831,477)

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Benchmark Funds and Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in creation units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of creation units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is applicable to each creation or redemption transaction, regardless of the number of creation units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each creation unit purchased or redeemed is applicable to each creation or redemption transaction. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

DIREXION ANNUAL REPORT
96

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended October 31, 2017. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swaps and futures contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion All Cap Insider Sentiment Shares	$2,085,819,432	$2,100,109,758	$68,889,296	$37,719,266
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)[2]	—	—	—	—
Direxion iBillionaire Index ETF	18,642,956	18,749,254	—	4,051,664
Direxion NASDAQ-100® Equal Weighted Index Shares	36,736,387	36,914,546	84,272,983	49,130,094
Direxion Zacks MLP High Income Index Shares	61,510,980	62,153,344	20,068,635	11,020,265
Direxion Daily CSI 300 China A Share Bear 1X Shares	—	—	—	—
Direxion Daily S&P 500® Bear 1X Shares	—	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—
Direxion Daily S&P 500® Bull 1.25X Shares	68,330,446	14,095,075	3,368,606	—
Direxion Daily Small Cap Bull 1.25X Shares	12,253,280	11,867,761	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	42,828,117	12,555,570	12,356,706	42,537,122
Direxion Daily CSI China Internet Index Bull 2X Shares[1]	41,169,019		21,342,899	4,529,464
Direxion Daily High Yield Bear 2X Shares	—	—	—	—
Direxion Daily MSCI European Financials Bull 2X Shares	4,724,670	4,436,144	7,182,447	2,420,494
Direxion Daily S&P 500® Bull 2X Shares	9,376,188	7,177,494	—	—
Direxion Daily Silver Miners Index Bull 2X Shares	4,365,957	—	—	1,740,554
Direxion Daily Small Cap Bull 2X Shares	1,784,446	1,260,838	—	—

1  Represents the period from November 2, 2016 (commencement of operations) to October 31, 2017.

2  Represents the period from March 30, 2017 (commencement of operations) to October 31, 2017.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended October 31, 2017.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser investment advisory fees at an annual rate based on its average daily net assets. These rates are as follows:

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.50%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.30%
Direxion Daily CSI 300 China A Share Bear 1X Shares	0.60%
Direxion Daily S&P 500® Bear 1X Shares	0.35%
Direxion Daily Total Bond Market Bear 1X Shares	0.35%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	0.35%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.35%
Direxion Daily S&P 500® Bull 1.25X Shares	0.45%
Direxion Daily Small Cap Bull 1.25X Shares	0.45%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.75%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.75%
Direxion Daily High Yield Bear 2X Shares	0.60%
Direxion Daily MSCI European Financials Bull 2X Shares	0.60%
Direxion Daily S&P 500® Bull 2X Shares	0.50%
Direxion Daily Silver Miners Index Bull 2X Shares	0.75%
Direxion Daily Small Cap Bull 2X Shares	0.50%

DIREXION ANNUAL REPORT
97

Effective October 1, 2017, the Direxion All Cap Insider Sentiment Shares and Direxion iBillionaire Index ETF pay the Adviser investment advisory fees based an annual rate of 0.40% of each Fund's respective average daily net assets up to $500,000,000 and 0.31% of average daily net assets in excess of $500,000,000. Prior to October 1, 2017, this rate was 0.45% of each Fund's respective average daily net assets.

Effective October 1, 2017, the Direxion Zacks MLP High Income Index Shares pays the Adviser based on an annual rate of 0.50% of the Fund's average daily net assets. Prior to October 1, 2017, this rate was 0.60% of the Fund's average daily net assets.

The Adviser has agreed to waive the investment advisory fee for certain Funds at least until September 1, 2019. The fee waived is not subject to recoupment. The amount of the waiver is based on a Fund's average daily net assets multiplied by the following rates:

Direxion Daily S&P 500® Bull 1.25X Shares	0.25%[1]
Direxion Daily Small Cap Bull 1.25X Shares	0.25%[1]
Direxion Daily Silver Miners Index Bull 2X Shares	0.15%

1  Prior to September 25, 2017, this rate was 0.15%.

In addition to the contractual waiver of investment advisory fees as disclosed above, during the year ended October 31, 2017, the Adviser voluntarily waived $9,799 of its investment advisory fee in the Direxion Daily S&P 500® Bull 1.25X Shares and $7,929 of its investment advisory fee in the Direxion Daily Small Cap Bull 1.25X Shares.

During the year ended October 31, 2017, the Adviser agreed to voluntarily waive its investment advisory fee for the Direxion Daily S&P 500® Bull 2X Shares and Direxion Daily Small Cap Bull 2X Shares. The amount of this voluntary waiver was $3,115 in Direxion Daily S&P 500® Bull 2X Shares and $2,581 in Direxion Daily Small Cap Shares.

Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Trust pays the Adviser management service fees of 0.023% on the first $10,000,000,000 of the Trust's daily net assets and 0.022% on assets in excess of $10,000,000,000. Prior to July 1, 2017, this fee was calculated based on 0.02% of the Trust's daily net assets. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse the Funds' operating expenses to the extent that they exceed the following rates multiplied by the Fund's respective average daily net assets at least until September 1, 2019. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

Direxion All Cap Insider Sentiment Shares	0.59%[2]
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.70%
Direxion iBillionaire Index ETF	0.59%[2]
Direxion NASDAQ-100® Equal Weighted Index Shares	0.35%
Direxion Zacks MLP High Income Index Shares	0.65%
Direxion Daily CSI 300 China A Share Bear 1X Shares	0.80%
Direxion Daily S&P 500® Bear 1X Shares	0.45%
Direxion Daily Total Bond Market Bear 1X Shares	0.45%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	0.45%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.45%
Direxion Daily S&P 500® Bull 1.25X Shares	0.25%[3]
Direxion Daily Small Cap Bull 1.25X Shares	0.28%[3]
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.95%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.95%
Direxion Daily High Yield Bear 2X Shares	0.80%
Direxion Daily MSCI European Financials Bull 2X Shares	0.80%
Direxion Daily S&P 500® Bull 2X Shares	0.60%
Direxion Daily Silver Miners Index Bull 2X Shares	0.80%
Direxion Daily Small Cap Bull 2X Shares	0.60%

2  Prior to October 1, 2017, this rate was 0.65%.

3  Prior to September 25, 2017, this rate was 0.35%.

DIREXION ANNUAL REPORT
98

During the year ended October 31, 2017, the Adviser agreed to voluntarily waive additional expenses of certain Funds. The amounts of these voluntary waiver of expenses are presented below. These amounts are not subject to recoupment as disclosed in the table that follows.

Direxion Daily S&P 500® Bull 1.25X Shares	$1,633
Direxion Daily Small Cap Bull 1.25X Shares	1,321
Direxion Daily S&P 500® Bull 2X Shares	623
Direxion Daily Small Cap Bull 2X Shares	516

The table below presents amounts that the Adviser recouped, waived and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:			Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	October 31, 2018	October 31, 2019	October 31, 2020	Recoupment Amount
Direxion All Cap Insider Sentiment Shares	$—	$224,008	$102,586	$180,393	$224,008	$506,987
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	—	51,480	—	—	51,480	51,480
Direxion iBillionaire Index ETF	—	74,820	125,027	71,524	74,820	271,371
Direxion NASDAQ-100® Equal Weighted Index Shares	—	209,738	120,583	144,620	209,738	474,941
Direxion Zacks MLP High Income Index Shares	—	213,526	185,339	194,584	213,526	593,449
Direxion Daily CSI 300 China A Share Bear 1X Shares	13,169	9,243	4,418	34,893	9,243	48,554
Direxion Daily S&P 500® Bear 1X Shares	—	57,082	—	84,579	57,082	141,661
Direxion Daily Total Bond Market Bear 1X Shares	—	59,244	56,052	55,654	59,244	170,950
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	54,053	39,171	49,772	54,053	142,996
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	55,559	41,268	41,780	55,559	138,607
Direxion Daily S&P 500® Bull 1.25X Shares	—	40,973	38,184	37,466	40,973	16,623
Direxion Daily Small Cap Bull 1.25X Shares	—	59,399	69,044	57,037	59,399	185,480
Direxion Daily CSI 300 China A Share Bull 2X Shares	4,769	13,658	30,909	35,637	13,658	80,204
Direxion Daily CSI China Internet Index Bull 2X Shares	408	31,553	—	—	31,145	31,145
Direxion Daily High Yield Bear 2X Shares	—	53,191	—	31,818	53,191	85,009
Direxion Daily MSCI European Financials Bull 2X Shares	—	26,726	—	19,735	26,726	46,461
Direxion Daily S&P 500® Bull 2X Shares	—	33,068	59,660	36,297	33,068	129,025
Direxion Daily Silver Miners Index Bull 2X Shares	—	34,470	—	18,253	34,470	52,723
Direxion Daily Small Cap Bull 2X Shares	—	55,905	53,526	55,941	55,905	165,372

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of October 31, 2017 is presented on the Statement of Assets and Liabilities as Due from (to) investment adviser, net.

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

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7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments at October 31, 2017:

	Direxion All Cap Insider Sentiment Shares				Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$221,599,803	$—	$—	$221,599,803	$—	$—	$—	$—
Short Term Investments	91	—	—	91	—	—	—	—
Other Financial Instruments*	—	—	—	—	205,614	—	—	205,614
Cash Equivalents	674,516	—	—	674,516	11,180,224	—	—	11,180,224
	Direxion iBillionaire Index ETF				Direxion NASDAQ-100® Equal Weighted Index Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$14,208,237	$—	$—	$14,208,237	$144,274,122	$—	$—	$144,274,122
Short Term Investments	96,816	—	—	96,816	—	—	—	—
Cash Equivalents	—	—	—	—	335,748	—	—	335,748
	Direxion Zacks MLP High Income Index Shares				Direxion Daily CSI 300 China A Share Bear 1X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$63,184,659	$—	$—	$63,184,659	$—	$—	$—	$—
Short Term Investments	176,924	—	—	176,924	31,343,655	—	—	31,343,655
Other Financial Instruments*	—	—	—	—	—	(11,097,870)	—	(11,097,870)
Cash Equivalents					80,720,863	—	—	80,720,863
	Direxion Daily S&P 500® Bear 1X Shares				Direxion Daily Total Bond Market Bear 1X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short Term Investments	$7,296,600	$—	$—	$7,296,600	$623,780	$—	$—	$623,780
Other Financial Instruments*	—	(870,760)	—	(870,760)	—	(7,621)	—	(7,621)
Cash Equivalents	27,061,100	—	—	27,061,100	2,512,702	—	—	2,512,702
	Direxion Daily 7-10 Year Treasury Bear 1X Shares				Direxion Daily 20+ Year Treasury Bear 1X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short Term Investments	$254,438	$—	$—	$254,438	$876,968	$—	$—	$876,968
Other Financial Instruments*	—	4,924	—	4,924	—	(126,990)	—	(126,990)
Cash Equivalents	1,153,733	—	—	1,153,733	4,364,166	—	—	4,364,166

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	Direxion Daily S&P 500® Bull 1.25X Shares				Direxion Daily Small Cap Bull 1.25X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$66,900,832	$—	$—	$66,900,832	$6,656,996	$—	$—	$6,656,996
Short Term Investments	—	—	—	—	9,271	—	—	9,271
Other Financial Instruments*	44,390	420,062	—	464,452	—	16,297	—	16,297
Cash Equivalents	—	—	—	—	313,755	—	—	313,755
	Direxion Daily CSI 300 China A Share Bull 2X Shares				Direxion Daily CSI China Internet Index Bull 2X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$—	$—	$—	$—	$57,907,962	$—	$—	$57,907,962
Short Term Investments	28,688,243	—	—	28,688,243	15,302,725	—	—	15,302,725
Other Financial Instruments*	—	17,567,733	—	17,567,733	—	1,751,376	—	1,751,376
Cash Equivalents	40,987,869	—	—	40,987,869	11,275,220	—	—	11,275,220
	Direxion Daily High Yield Bear 2X Shares				Direxion Daily MSCI European Financials Bull 2X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$—	$—	$—	$—	$5,394,506	$—	$—	$5,394,506
Short Term Investments	1,584,598	—	—	1,584,598	2,719,236	—	—	2,719,236
Other Financial Instruments*	—	(153,102)	—	(153,102)	—	32,097	—	32,097
Cash Equivalents	2,309,939	—	—	2,309,939	1,492,818	—	—	1,492,818
	Direxion Daily S&P 500® Bull 2X Shares				Direxion Daily Silver Miners Index Bull 2X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$3,502,993	$—	$—	$3,502,993	$2,347,218	$—	$—	$2,347,218
Short Term Investments	238,256	—	—	238,256	972,844	—	—	972,844
Other Financial Instruments*	33,293	653,427	—	686,720	—	(352,433)	—	(352,433)
Cash Equivalents	25,571	—	—	25,571	1,408,349	—	—	1,408,349
	Direxion Daily Small Cap Bull 2X Shares
	Level 1	Level 2	Level 3	Total
Investment Companies	$1,940,380	$—	$—	$1,940,380
Short Term Investments	397,266	—	—	397,266
Other Financial Instruments*	—	316,229	—	316,229
Cash Equivalents	592,290	—	—	592,290

For further detail on each asset class, see Schedules of Investments.

*  Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as futures and swap contracts. Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions,

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b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the period ended October 31, 2017. There were no Level 3 securities held by the Funds during the period ended October 31, 2017. It is the Funds' policy to recognize transfers between levels at the value as of the beginning of the period, if applicable.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2017, certain Funds were invested in swap contracts and futures contracts. At October 31, 2017, the fair values of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Swap Contracts Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Total Bond Market Bear 1X Shares	$—	$460	$460
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	14,912	14,912
Direxion Daily S&P 500® Bull 1.25X Shares	420,062	—	420,062
Direxion Daily Small Cap Bull 1.25X Shares	16,297	—	16,297
Direxion Daily CSI 300 China A Share Bull 2X Shares	17,567,733	—	17,567,733
Direxion Daily CSI China Internet Index Bull 2X Shares	1,793,946	—	1,793,946
Direxion Daily MSCI European Financials Bull 2X Shares	44,576	—	44,576
Direxion Daily S&P 500® Bull 2X Shares	653,427	—	653,427
Direxion Daily Small Cap Bull 2X Shares	316,229	—	316,229

Futures Contracts* Fund	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$205,614	$205,614
Direxion Daily S&P 500® Bull 1.25X Shares	44,390	—	—	44,390
Direxion Daily S&P 500® Bull 2X Shares	33,293	—	—	33,293

	Liability Derivatives[2]
Swap Contracts Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	$11,097,870	$—	$11,097,870
Direxion Daily S&P 500® Bear 1X Shares	870,760	—	870,760
Direxion Daily Total Bond Market Bear 1X Shares	—	8,081	8,081
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	9,988	9,988
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	126,990	126,990
Direxion Daily CSI China Internet Index Bull 2X Shares	42,570	—	42,570
Direxion Daily High Yield Bear 2X Shares	153,102	—	153,102
Direxion Daily MSCI European Financials Bull 2X Shares	12,479	—	12,479
Direxion Daily Silver Miners Index Bull 2X Shares	352,433	—	352,433

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

*  Cumulative appreciation(depreciation) of futures contracts as reported in the Schedule of Investments.

  Only current day's variation margin, if any, is reported in the Statements of Assets and Liabilities.

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Transactions in derivative instruments during the period ended October 31, 2017, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]			Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Commodity Risk	Equity Risk	Interest Rate Risk	Commodity Risk
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Futures Contracts	$—	$—	$(926,113)	$—	$—	$205,614
Direxion Daily CSI 300 China A Share Bear 1X Shares	Swap Contracts	(10,948,389)	—	—	(9,272,145)	—	—
Direxion Daily S&P 500® Bear 1X Shares	Swap Contracts	(6,817,628)	—	—	(1,418,824)	—	—
Direxion Daily Total Bond Market Bear 1X Shares	Swap Contracts	—	(24,016)	—	—	12,823	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	Swap Contracts	—	(54,065)	—	—	70,719	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	Swap Contracts	—	557,069	—	—	(11,164)	—
Direxion Daily S&P 500® Bull 1.25X Shares	Swap Contracts	431,846	—	—	382,595	—	—
Direxion Daily S&P 500® Bull 1.25X Shares	Futures Contracts	19,980	—	—	44,390	—	—
Direxion Daily Small Cap Bull 1.25X Shares	Swap Contracts	727,829	—	—	(15,934)	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	Swap Contracts	11,191,489	—	—	15,958,609	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	Swap Contracts	3,290,441	—	—	1,751,376	—	—
Direxion Daily High Yield Bear 2X Shares	Swap Contracts	(1,110,093)	—	—	338,015	—	—
Direxion Daily MSCI European Financials Bull 2X Shares	Swap Contracts	2,258,547	—	—	(41,876)	—	—
Direxion Daily S&P 500® Bull 2X Shares	Swap Contracts	571,430	—	—	364,905	—	—
Direxion Daily S&P 500® Bull 2X Shares	Futures Contracts	8,160	—	—	33,293	—	—
Direxion Daily Silver Miners Index Bull 2X Shares	Swap Contracts	(1,545,048)	—	—	112,869	—	—
Direxion Daily Small Cap Bull 2X Shares	Swap Contracts	937,191	—	—	(46,510)	—	—

1  Statements of Operations location: Net realized gain (loss) on swap and futures contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap and futures contracts.

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For the period ended October 31, 2017, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts	Long Futures Contracts	Short Futures Contracts
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$6,479,050	$—
Direxion Daily CSI 300 China A Share Bear 1X Shares	—	83,935,745	—	—
Direxion Daily S&P 500® Bear 1X Shares	—	36,701,877	—	—
Direxion Daily Total Bond Market Bear 1X Shares	—	3,163,873	—	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	1,430,542	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	6,540,377	—	—
Direxion Daily S&P 500® Bull 1.25X Shares	4,733,200	—	394,282	—
Direxion Daily Small Cap Bull 1.25X Shares	4,458,811	—	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	115,009,788	—	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	27,853,548	—	—	—
Direxion Daily High Yield Bear 2X Shares	—	8,657,444	—	—
Direxion Daily MSCI European Financials Bull 2X Shares	9,283,637	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	4,042,377	—	302,370	—
Direxion Daily Silver Miners Index Bull 2X Shares	5,964,854	—	—	—
Direxion Daily Small Cap Bull 2X Shares	4,052,949	—	—	—

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of -100%, 125%, 200%, or -200% daily performance of their respective index.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Correlation Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition,
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there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and futures contracts may be used to create leverage. Certain Funds employ leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

10. ADDITIONAL INFORMATION

During the year ended October 31, 2017, shares of the following funds were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock splits have no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the reverse stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily S&P 500® Bear 1X Shares	5/1/2017	1	:2	$17.34	$34.69	2,200,001	1,100,001

During the year ended October 31, 2017, shares of the following funds were adjusted to reflect a forward stock split. The effect of the forward stock split was to increase the number of shares outstanding and decrease the net asset value. The forward stock splits have no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the forward stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion All Cap Insider Sentiment Shares	5/1/2017	2	:1	$78.93	$39.46	3,050,109	6,100,218
Direxion NASDAQ-100® Equal Weighted Index Shares	5/1/2017	2	:1	78.16	39.08	1,650,001	3,300,002

11.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

Effective November 1, 2017, the Board of Trustees of the Trust approved a change in the Management Services Agreement. Effective November 1, 2017, the Trust will pay the Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000.

Effective November 1, 2017, the Bank of New York Mellon became the service provider performing the roles of Transfer Agent, Index Receipt Agent, Custodian and Fund Accountant for the Direxion iBillionaire ETF and Direxion Zacks MLP High Income Index Shares.

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Subsequent to October 31, 2017, the Board of Trustees approved the Funds' participation in a securities lending program. Certain Funds engaged in securities lending activity in November 2017.

The Board of Trustees of the Trust has elected Henry W. Mulholland as a Trustee of the Trust effective December 1, 2017. The information to be disclosed in the Trustees and Officers table pertaining to Mr. Mulholland is below:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Henry W. Mulholland Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990-2015, most recently as Managing Director and Head of Equities for Americas.	152	None.

Effective December 1, 2017, the underlying index for the Direxion Daily Small Cap Bull 1.25X Shares will change from Russell 2000® Index to S&P SmallCap 600® Index.

On December 12, 2017, certain Funds declared short-term capital gain distributions with an ex-date of December 13, 2017 and payable date of December 20, 2017. On December 18, 2017, certain Funds declared income and return of capital distributions with an ex-date of December 19, 2017 and a payable date of December 27, 2017. The income, short-term capital gain and return of capital distribution amounts per share for each Fund was as follows:

Funds	Per Share Income Distribution	Per Share Short-Term Capital Gain Distribution	Per Share Return of Capital Distribution
Direxion All Cap Insider Sentiment Shares	$0.22546	$2.60402	$—
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.02241	—	—
Direxion iBillionaire Index ETF	0.03449	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	0.09461	—	—
Direxion Zacks MLP High Income Index Shares	—	—	0.40000
Direxion Daily S&P 500® Bear 1X Shares	0.05303	—	—
Direxion Daily S&P 500® Bull 1.25X Shares	0.31036	—	—
Direxion Daily Small Cap Bull 1.25X Shares	0.22659	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	—	1.52176	—
Direxion Daily MSCI European Financials Bull 2X Shares	1.21050	3.03707	—
Direxion Daily S&P 500® Bull 2X Shares	0.42863	—	—
Direxion Daily Silver Miners Index Bull 2X Shares	0.04538	—	—
Direxion Daily Small Cap Bull 2X Shares	0.26935	—	—

Subsequent to October 31, 2017, a tax reform bill was voted on and approved by the U.S. House of Representatives and Senate which is expected to be signed by the President into law in the near future. Management is currently evaluating the impact, if any, that the tax changes will have on the Funds.

12.  RECENT ACCOUNTING PRONOUNCEMENT

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment

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company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017, and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates have been incorporated in the Funds' financial statements and have no impact on each of the Fund's net assets or results of operations.

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Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Direxion Shares ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Direxion All Cap Insider Sentiment Shares, Direxion Auspice Broad Commodity Strategy ETF (Consolidated), Direxion iBillionaire Index ETF, Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion Zacks MLP High Income Index Shares, Direxion Daily CSI 300 China A Share Bear 1X Shares, Direxion Daily S&P 500® Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares, Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares, Direxion Daily S&P 500® Bull 1.25X Shares, Direxion Daily Small Cap Bull 1.25X Shares, Direxion Daily CSI 300 China A Share Bull 2X Shares, Direxion CSI China Internet Index Bull 2X Shares, Direxion Daily High Yield Bear 2X Shares, Direxion Daily MSCI European Financials Bull 2X Shares (formerly Direxion Daily European Financials Bull 2X Shares), Direxion Daily S&P 500® Bull 2X Shares, Direxion Daily Silver Miners Index Bull 2X Shares, and Direxion Daily Small Cap Bull 2X Shares (nineteen of the series of Direxion Shares ETF Trust (the "Funds")) as of October 31, 2017, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods or years indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Direxion Shares ETF Trust at October 31, 2017, the results of their operations, the changes in their net assets and the financial highlights for each of the periods or years indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 22, 2017

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Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction ("DRD"), the individual qualified dividend rate ("QDI"), the qualified interest income rate ("QII"), and the qualified short-term gain rate ("QSTG") is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion All Cap Insider Sentiment Shares	3.23%	3.23%	0.00%	74.37%
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.00%	0.00%	0.00%	0.00%
Direxion iBillionaire Index ETF	0.00%	0.00%	0.00%	0.00%
Direxion NASDAQ-100® Equal Weighted Index Shares	100.00%	100.00%	0.00%	0.00%
Direxion Zacks MLP High Income Index Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily CSI 300 China A Share Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Total Bond Market Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bull 1.25X Shares	39.85%	39.85%	0.00%	0.00%
Direxion Daily Small Cap Bull 1.25X Shares	2.58%	2.58%	0.00%	0.00%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily High Yield Bear 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MSCI European Financials Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bull 2X Shares	0.28%	0.28%	0.00%	98.99%
Direxion Daily Silver Miners Index Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Small Cap Bull 2X Shares	0.00%	0.00%	0.00%	0.00%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2017. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

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Trustees and Officers

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 49	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty, 1999 – present.	152	None.
Eric W. Falkeis(2) Age: 43	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013.	152	Trustee, Professionally Managed Portfolios (31 Funds).

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 74	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	152	None.

(1)  Mr. O'Neill is affiliated with Rafferty. Mr. O'Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)  Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 130 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 22 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

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Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
John A. Weisser Age: 75	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 1995; Salomon Brothers, Inc., 1971 – 1995, most recently as Managing Director.	152
					Director until December 2016, The MainStay Funds Trust, The MainStay Funds, MainStay VP Fund Series, Mainstay Defined Term Municipal Opportunities Fund; Private Advisors Alternative Strategy Fund; Private Advisors Alternative Strategies Master Fund.
David L. Driscoll Age: 47	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	152	None.
Jacob C. Gaffey Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	152	None.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 130 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 22 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

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Trustees and Officers

Principal Officers of the Trust

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 49	Chief Executive Officer and Chief Investment Officer	One Year; Since 2008	Managing Director of Rafferty, 1999 – present.	152	N/A
Eric W. Falkeis(2) Age: 43	Principal Executive Officer	One Year; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President, Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013.	152	Trustee, Professionally Managed Portfolios (31 Funds).
Patrick J. Rudnick Age: 44	Principal Financial Officer and Assistant Secretary	One Year; Since 2010	Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS (2006 – 2013).	N/A	N/A
Angela Brickl Age: 41	Secretary	One Year; Since 2011	General Counsel, Rafferty Asset Management, LLC, since October 2010; formerly Chief Compliance Officer, Rafferty Asset Management, LLC (2012 – 2016).	N/A	N/A

(1)  Mr. O'Neill is affiliated with Rafferty. Mr. O'Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)  Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 130 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 22 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

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Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Kent Barnes Age: 48	Chief Compliance Officer	One Year; Since 2016	Director of Compliance, since April 2016, Rafferty Asset Management, LLC; formerly, General Counsel – Alternative Investments, USBFS (2006 – 2016).	N/A	N/A

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 130 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 22 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

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Board Review of Investment Advisory Agreement (Unaudited)

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "Trust") annually considers the renewal of the Investment Advisory Agreement (the "Advisory Agreement") between Rafferty Asset Management, LLC (the "Advisor") and the Trust, on behalf of the Direxion Auspice Broad Commodity Strategy ETF, Direxion All Cap Insider Sentiment Shares, Direxion iBillionaire Index ETF, Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion Zacks MLP High Income Index Shares, (collectively, the "Non-Leveraged Funds"), and the Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares, Direxion Daily CSI 300 China A Share Bear 1X Shares, Direxion Daily S&P 500 Bear 1X Shares, Direxion Daily S&P 500® Bull 1.25X Shares, Direxion Daily Small Cap Bull 1.25X Shares, Direxion Daily S&P 500® Bull 2X Shares, Direxion Daily Small Cap Bull 2X Shares, Direxion Daily Silver Miners Bull 2X Shares, Direxion Daily High Yield Bear 2X Shares, Direxion Daily MSCI European Financials Bull 2X Shares, Direxion Daily CSI 300 China A Share Bull 2X Shares and Direxion Daily CSI China Internet Index Bull 2X Shares (collectively, the "Leveraged Index Funds"), each a series of the Trust. Each series of the Trust is referred to herein as a "Fund" and collectively as the "Funds."

At an in-person meeting held on August 24, 2017, following such consideration, the Board, including the trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Agreement, on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreement outside the presence of the Advisor's representatives and Fund management in executive sessions held on August 8, 2017 and August 24, 2017. The Board, including the Independent Trustees, determined that the terms of the Agreement for the Funds were fair and reasonable and in the best interests of shareholders.

In considering whether to renew the Agreement, the Board requested, and the Advisor provided, information that the Board and Advisor believed to be reasonably necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Advisor for each Fund;

•  The investment objectives of the Leveraged Index Funds, which require daily rebalancing and the utilization of complex financial instruments that are not typical of traditional index tracking exchange traded funds;

•  The level of attention required by the Advisor due to the frequent and large trading activity in the various Leveraged Index Funds;

•  The Advisor's Form ADV;

•  Biographies of employees primarily responsible for providing investment advisory services;

•  Information regarding each component of the contractual fee rates for the prior fiscal year;

•  Information regarding advisory fees earned and waivers made by the Advisor in connection with providing services to the Funds;

•  Information regarding fees paid to the Advisor under, and an evaluation of, the Management Services Agreement;

•  Performance information for prior periods;

•  Comparative industry fee data;

•  Information regarding the financial condition of the Advisor; and

•  Information regarding how the Advisor monitors the Funds' compliance with regulatory requirements and Trust procedures.

The Board considered that, with respect to each Fund, they had also received information relevant to their consideration since the Fund's inception and, most recently, throughout the past year at regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' service provider arrangements and performance results. In addition, the Board received a memorandum from counsel regarding the responsibilities of the Board with respect to the approval of the Agreement and participated in a question and answer session with representatives of the Advisor. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

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Board Review of Investment Advisory Agreement (Unaudited)

October 31, 2016

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors. The Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance of each Fund; (3) the profitability, if any, of each Fund and of the advisory business to the Advisor; (4) the extent to which economies of scale might be realized as the Funds grow (5) whether fee levels reflect these economies of scale, if any, for the benefit of any Fund's shareholders; (6) comparisons of services and fees with contracts entered into by the Advisor with other clients (such as other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by the Advisor from its relationship with the Funds.

Nature, Extent and Quality of Services Provided. The Board reviewed, among other things, the Advisor's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and process. The Board reviewed the scope of services to be provided by the Advisor under the Agreement and noted there would be no significant differences between the scope of services provided by the Advisor in the past year and those to be provided in the upcoming year. The Board also considered the Advisor's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past and whether those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs. The Board focused on the quality of the Advisor's personnel and operations and the systems and processes required to manage the Funds effectively, and noted that these systems and processes may not be present at other investment advisers. In particular the Board considered: (1) the Advisor's success in achieving each Leveraged Index Fund's daily leveraged investment objective and each Non-Leveraged Fund's investment objective; (2) differences between managing leveraged, non-leveraged and actively managed portfolios, which include developing index optimization and representative sampling investment strategies as well as specialized skills for trading complex financial instruments; (3) information regarding the Advisor's management of derivatives trading activities on behalf of the Funds, including the selection of swap counterparties and futures brokers and the negotiation of favorable derivatives contract terms; (4) the Advisor's ability to manage the Funds in a tax efficient manner, which is more challenging for leveraged than non-leveraged funds; and (5) the size, professional experience and skills of the Advisor's portfolio management staff. The Board considered that the Advisor oversees all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provides compliance services to the Funds.

Based on the Board's deliberations at the meeting, the Board, including the Independent Trustees, unanimously concluded that the nature, extent and quality of services to be provided under the Agreement could benefit shareholders.

Comparison of Advisory Services and Fees. The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Advisor by the Funds in light of the investment advisory services provided by the Advisor. In this regard, the Board also considered the ability of investors to achieve independently the investment objective of the Funds and the costs to investors of seeking to do so. The Board concluded that it would be difficult for an investor to implement independently any Leveraged Fund's investment strategy and that attempting to do so would likely be cost-prohibitive.

The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the Advisor by the Funds in light of fee rates paid by other investment companies offering strategies similar in nature to the Funds. In this regard, the Board reviewed information prepared by the Advisor, using data provided by Morningstar, Inc., to compare the Funds' actual advisory fees, past operating service fees and management services fees, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). The Board noted the difficulty in compiling the Peer Group because, by design, each Fund is unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives and operations to the Leveraged Index Funds. The Board considered, however, that to establish the Peer Group, the Advisor used the same methodology as in 2015 and 2016 and that this methodology was reviewed and recommended by an independent consultant retained by the Board to review and advise it on Peer Group construction.

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Board Review of Investment Advisory Agreement (Unaudited)

October 31, 2016

The comparison reports provided to the Board included the advisory fee and net and gross total expense ratios for each Fund and each Peer Group fund. The Board considered that the Advisor had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next fiscal year by contractually agreeing to pay certain expenses of the Funds under a separate Operating Expense Limitation Agreement.

Based on its review, the Board determined that the proposed advisory fee rates for each Fund under the Agreement were reasonable in light of all factors considered.

Performance of the Funds. The Board focused on the correlation of each Fund's return to the model performance or underlying index return information for the periods ending June 30, 2017 and June 30, 2016 or since inception if a Fund did not have two full years of operations. The Board also reviewed the total return of each Fund for the one-year or since inception period ended June 30, 2017. The Board utilized performance reports provided to the Board in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board noted that the correlation of returns for each Fund to each Fund's model or underlying index return was generally within expected ranges during the applicable periods. The Board noted that, given the investment objectives of the Leveraged Index Funds, the correlation of each Fund's performance with the model performance was a more meaningful factor than a Fund's total return.

Costs of Services Provided to the Funds and Profits Realized by the Advisor.  The Board reviewed information about the profitability of the Advisor based on the fee rates payable under the Agreement. The Board considered the profitability of each Fund, if profitable, and the overall profitability of the Advisor, as reflected in the Advisor's profitability analysis, as well as information provided by the Advisor concerning the methodology used to allocate various expenses. The Board also considered the significant drivers of cost for the Advisor including, but not limited to, intellectual capital, daily portfolio rebalancing of the Leveraged Index Funds, regulatory compliance, and entrepreneurial risk and considered the costs that investors would likely incur if they independently sought to achieve the investment objectives of the Funds. The Advisor also provided the Board a report on other investment advisors' profitability, which was compiled using publicly available information. However, the Board recognized that it is difficult to compare profitability among investment advisory contracts because the most useful comparative information generally is not publicly available. To the extent such information is available, it is affected by numerous factors, including the nature of a fund's shareholder base, the structure of the particular advisor, the types of funds it manages, its business mix, assumptions regarding allocations and the fact that publicly traded fund managers' operating profits and net income are typically reported net of distribution and marketing expenses.

Based on its review, the Board, including the Independent Trustees, determined that the profit to the Advisor under the Agreement was not excessive in light of all factors considered.

Economies of Scale.  The Board considered Advisor's current breakpoints that provide for reduced advisory fee rates based on the asset levels of the Direxion All-Cap Insider Sentiment Shares and the Direxion iBillionaire Index ETF and Advisor's representation that these breakpoints appropriately reflect economies of scale for those Funds. The Board also considered the asset levels of the other Funds that have no breakpoints in their contractual advisory fees and determined that it would not be necessary to consider the implementation of breakpoints at this time given the relatively small size of many of these Funds and the fact that the size of these individual Funds in the complex often increase and decrease significantly.

Other Benefits. The Board considered any indirect or "fall-out" benefits that the Advisor or its affiliates may derive from their relationship to the Funds. Such benefits may include the Advisor's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that the Funds pay a management services fee to Advisor and that such fees were increasing as a result of Advisor assuming certain functions historically provided by U.S. Bancorp Fund Services. The Board considered that the Funds would pay approximately the same amount in service fees, but the Advisor would retain a larger percentage of such service fees due to increasing the services provided to the Funds by the Advisor. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the other benefits to the Advisor were fair and reasonable.

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Board Review of Investment Advisory Agreement (Unaudited)

October 31, 2016

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreement for the Funds was fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Advisor's expenses and such other matters as the Board considered relevant in the exercise of its business judgment and that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the continuance of the Agreement.

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ANNUAL REPORT OCTOBER 31, 2017

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent and Index Receipt Agent	Transfer Agent and Index Receipt Agent
(Direxion iBillionaire Index ETF and Direxion Zacks MLP High Income Index Shares, only)	The Bank of New York Mellon 101 Barclay Street
U.S. Bancorp Fund Services, LLC P.O. Box 1993 Milwaukee, WI 53201-1993	New York, New York 10286
Custodian	Custodian
(Direxion iBillionaire Index ETF and Direxion Zacks MLP High Income Index Shares, only)	The Bank of New York Mellon 101 Barclay Street
U.S. Bank, N.A. 1555 RiverCenter Dr., Suite 302 Milwaukee, WI 53212	New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South 6th Street
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

The Trust files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2017

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

3X BULL FUNDS	3X BEAR FUNDS
Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily EURO STOXX 50® Bull 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily Latin America Bull 3X Shares
Direxion Daily MSCI Brazil Bull 3X Shares
(formerly Direxion Daily Brazil Bull 3X Shares)
Direxion Daily MSCI Developed Markets Bull 3X Shares	Direxion Daily MSCI Developed Markets Bear 3X Shares
(formerly Direxion Daily Developed Markets Bull 3X Shares)	(formerly Direxion Daily Developed Markets Bear 3X Shares)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
(formerly Direxion Daily Emerging Markets Bull 3X Shares)	(formerly Direxion Daily Emerging Markets Bear 3X Shares)
Direxion Daily MSCI India Bull 3X Shares
(formerly Direxion Daily India Bull 3X Shares)
Direxion Daily MSCI Japan Bull 3X Shares
(formerly Direxion Daily Japan Bull 3X Shares)
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
(formerly Direxion Daily South Korea Bull 3X Shares)
Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Gold Miners Index Bull 3X Shares	Direxion Daily Gold Miners Index Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares
(formerly Direxion Daily Real Estate Bull 3X Shares)	(formerly Direxion Daily Real Estate Bear 3X Shares)
Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares
Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Direxion Daily Emerging Markets Bond Bull 3X Shares

Table of Contents

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	17
Expense Example (Unaudited)	73
Allocation of Portfolio Holdings (Unaudited)	77
Schedules of Investments	78
Statements of Assets and Liabilities	146
Statements of Operations	160
Statements of Changes in Net Assets	174
Financial Highlights	202
Notes to the Financial Statements	210
Report of Independent Registered Public Accounting Firm	257
Supplemental Information (Unaudited)	258
Trustees and Officers	260
Board Review of Investment Advisory Agreement (Unaudited)	264

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Letter to Shareholders (Unaudited)

Dear Shareholders,

This Annual Report for the Direxion Shares exchange-traded funds (the "ETFs") covers the period from November 1, 2016 to October 31, 2017 (the "Annual Period").

Market Review:

Equity markets in the U.S. and abroad began the Annual Period amid an environment of uncertainty pertaining not only to U.S. elections and related policy implications, but also to lingering concerns over the U.K.'s decision to leave the EU. Subsequent clarification of the plans of the incoming Presidential administration provided a global boost to equity markets that would persist through the Annual Period. Spurred by policies friendly to banks, financial stocks were leaders of the S&P 500 into the end of Q4 2016. U.S. tailwinds boosted stock performance in Europe and Asia, while the Federal Reserve's move to increase interest rates weighed on some of their currencies when compared to the U.S. Dollar. Into 2017, the S&P 500 was further bolstered by positive economic data and a hopeful outlook on topics such as infrastructure spending, deregulation and tax cuts. Favorable monetary policy by global central banks was a continued boon for the global equity market during the first quarter of 2017. A pullback in the U.S. Dollar on dovish signals from the Federal Reserve regarding its monetary policy was beneficial to international equities during this timeframe. April 2017 saw a spike in previously protracted lows in volatility due to geopolitical concerns and a softening of economic data in the U.S. Into summer, U.S. markets experienced the increasingly rare phenomenon of increased volatility in response to White House headlines that the President requested the investigation into Russian ties be dropped. August 2017 proved to be the opposite of what is typically seen as a quiet month for the market. Volatility spiked on the threat of U.S. war with North Korea and European stocks were caught in the verbal crossfire, suffering their worst week since November 2016. The remainder of the Annual Period was characterized by record highs for U.S indexes, tempered with the realization that U.S. policy changes would not be instituted as expediently as originally thought.

The Annual Period saw three federal fund rate hikes, (December, March and June). The shift away from Zero Interest-Rate Policy accelerated as the U.S. economy continued to show strength. U.S. government bonds saw negative returns over the Annual Period due to a combination of the aforementioned Federal Reserve's monetary tightening, and possible fiscal stimulus in the form of infrastructure spending and tax cuts. Rates did fall for most of August 2017, but could not fully recover from the prevailing trend. The higher yielding corporate bonds continued double-digit outperformance over long-term treasuries. In the current low volatility world, investors continue to invest in high-yield debt, with demand outpacing supply.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of 300% or -300% of the performance of a particular benchmark.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective benchmarks for periods of longer than one day and the performance of the ETFs over longer periods may not correlate to the benchmarks performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bull" in their name (the "Bull ETFs") attempt to provide investment results that correlate to 300% of the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark.

The Funds with the word "Bear" in their name (the "Bear ETFs") attempt to provide investment results that correlate to -300% of the return of an index or benchmark, meaning that the Bear Funds attempt to move in the opposite or inverse direction of the target index or benchmark.

DIREXION ANNUAL REPORT

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the index or benchmark will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF in light of the path of the relevant index. The models and a description of how they work are available on the Direxion Investments website (www.direxioninvestments.com) under Tools/Exposure Level. The models do not take into account the size of an ETF, the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio.

Factors Affecting Direxion Shares Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark Indexes during the past year are described below.

Leverage – Each ETF seeks daily investment results (before fees and expenses) of either 300% (for the Bull ETFs) or -300% (for the Bear ETFs) of the performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of LIBOR plus or minus a spread and a Bear ETF receives LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. Because LIBOR is very low, financing costs create only a small drag on a Bull ETF's performance while a Bear ETF receives a negligible amount, or in the case of hard-to-borrow shares, might pay to finance its short position. If interest rates increase, the cost of financing will adversely impact an ETF's performance and ability to track its index.

DIREXION ANNUAL REPORT

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time but deviates from its underlying Index in the short-term.

Equity Dividends and Bond Interest – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Equity Bear ETFs are negatively impacted as they are obligated to pay the dividends. Treasury Bull ETFs receive interest, accrued on a daily basis, to account for the Treasury's semi-annual coupon payments while the Treasury Bear ETFs pay interest, accrued on a daily basis.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Direxion Shares Performance Review:

The Direxion Daily Mid Cap Bull 3X Shares and the Direxion Daily Mid Cap Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P Mid Cap 400® Index. The S&P MidCap 400® Index measures the performance of the mid-capitalization segment of the U.S. equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. Standard & Poor's® selects the 400 stocks comprising the index on the basis of market values and industry diversification. The index represents approximately 7% of the U.S. equities market. For the Annual Period, the S&P Mid Cap 400® Index returned 23.48%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Mid Cap Bull 3X Shares returned 75.11%, while the model indicated an expected return of 82.29%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Mid Cap Bear 3X Shares returned -49.47%, while the model indicated an expected return of -50.23%.

The Direxion Daily S&P 500® Bull 3X Shares and the Direxion Daily S&P 500® 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted. For the Annual Period, the S&P 500® Index returned 23.63%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® Bull 3X Shares returned 78.31%, while the model indicated an expected return of 85.93%.Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily S&P 500® Bear 3X Shares returned -47.50%, while the model indicated an expected return of -48.79%.

The Direxion Daily Small Cap Bull 3X Shares and the Direxion Daily Small Cap Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Russell 2000® Index. The Russell 2000® Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. For the Annual Period, the Russell 2000® Index returned 27.85%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Small Cap Bull 3X Shares returned 92.36%, while the model indicated an expected return of 98.40%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Small Cap Bear 3X Shares returned -56.72%, while the model indicated an expected return of -56.93%.

The Direxion Daily EURO STOXX 50® Bull 3X Shares seeks to provide 300% of the daily return of the EURO STOXX 50® Index. The EURO STOXX 50® Index is part of the STOXX blue-chip index family and represents the performance of the 50 largest companies among the 19 supersectors in terms of free-float market capitalization in 11 Eurozone countries.

DIREXION ANNUAL REPORT

These countries have historically included Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The Index captures approximately 60% of the free-float market capitalization of the EURO STOXX TMI Supersector Index. Since Fund inception on July 12, 2017, the EURO STOXX 50® Index returned 8.46%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily EURO STOXX 50® Bull 3X Shares returned 21.96% for the same period, while the model indicated an expected return of 23.82%.

The Direxion Daily FTSE China Bull 3X Shares and the Direxion Daily FTSE China Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the FTSE China 50 Index. The FTSE China 50 Index consists of the 50 largest and most liquid public Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the index are weighted based on the total market value of their shares, so that securities with higher total market values will generally have a higher representation in the index. Index constituents are screened for liquidity and weightings and are capped to prevent the index from being overly concentrated in any one stock. For the Annual Period, the FTSE China 50 Index returned 27.82%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE China Bull 3X Shares returned 89.33%, while the model indicated an expected return of 95.23%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily FTSE China Bear 3X Shares returned -57.73%, while the model indicated an expected return of -57.82%.

The Direxion Daily FTSE Europe Bull 3X Shares seeks to provide 300% of the daily return of the FTSE Developed Europe All Cap Index. The FTSE Developed Europe All Cap Index is a market capitalization weighted index that is designed to measure the equity market performance of large-, mid- and small-cap companies in developed markets in Europe. For the Semi-Annual Period, the FTSE Developed Europe All Cap Index returned 27.96%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE Europe Bull 3X Shares returned 95.92%, while the model indicated an expected return of 104.61%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Latin America Bull 3X Shares seeks to provide 300% of the daily return of the S&P Latin America 40 Index. The S&P Latin America 40 Index is an equity index or issuers drawn from five major Latin American markets: Brazil, Chile, Columbia, Mexico and Perú. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The index constituents are leading, large, liquid, blue-chip companies from the Latin American markets, and capturing 70% of their total market capitalization. For the Annual Period, the S&P Latin America 40 Index returned 12.17%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Latin America Bull 3X Shares returned 9.55%, while the model indicated an expected return of 14.13%.

The Direxion Daily MSCI Brazil Bull 3X Shares seeks to provide 300% of the daily return of the MSCI Brazil 25/50 Index. The MSCI Brazil 25/50 Index is designed to measure the performance of the large- and mid-capitalization segments of the Brazilian equity market, covering approximately 85% of the free float-adjusted market capitalization of Brazilian issuers. For the Annual Period, the MSCI Brazil 25/50 Index returned 8.04%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Brazil Bull 3X Shares returned -15.09%, while the model indicated an expected return of -12.05%.

The Direxion Daily MSCI Developed Markets Bull 3X Shares and the Direxion Daily MSCI Developed Markets Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MSCI EAFE® Index. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the performance of large- and mid-capitalization companies from developed market countries, excluding the U.S. and Canada. For the Annual Period, the MSCI EAFE® Index returned 23.44%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Developed Markets Bull 3X Shares returned 78.30%, while the model indicated an expected return of 85.14%.

DIREXION ANNUAL REPORT

Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Developed Markets Bear 3X Shares returned -48.26%, while the model indicated an expected return of -49.33%.

The Direxion Daily MSCI Emerging Markets Bull 3X Shares and the Direxion Daily MSCI Emerging Markets Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MSCI Emerging Markets IndexSM. The MSCI Emerging Market IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. For the Annual Period, the MSCI Emerging Market IndexSM returned 26.45%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Emerging Markets MSCI Bull 3X Shares returned 85.09%, while the model indicated an expected return of 91.36%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily MSCI Emerging Markets Bear 3X Shares returned -55.87%, while the model indicated an expected return of -56.27%.

The Direxion Daily MSCI India Bull 3X Shares sought to provide 300% of the daily return of the Indus India Index from November 1, 2016 until January 2, 2017. The Indus India Index, which is designed to replicate the Indian equity markets as a whole, through a group of 50 Indian stocks selected from a universe of the largest companies listed on two major Indian exchanges. The index utilizes a proprietary measure called IndusCap, which takes into account restrictions on foreign ownership of Indian securities imposed by Indian regulators; and has thus been created specifically for use by funds managed on behalf of foreign investors (i.e. investors outside of India). The India Index has 50 constituents and is supervised by an index committee, comprised of representatives of the index provider and members of academia specializing in emerging markets. For the stated period, the Indus India Index returned -7.13%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily India Bull 3X Shares returned -22.16% for the same period, while the model indicated an expected return of -22.76%.

Beginning January 3, 2017, the Direxion Daily MSCI India Bull 3X Shares seeks to provide 300% of the daily return of the MSCI India Index. The MSCI India Index is designed to measure the performance of the large- and mid-capitalization segments of the Indian market, covering approximately 85% of companies in the Indian equity securities market. From January 3, 2017 until the end of the Annual Period, the MSCI India Index returned 31.97%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI India Bull 3X Shares returned 112.19% for the same period, while the model indicated an expected return of 119.53%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily MSCI Japan Bull 3X Shares seeks to provide 300% of the MSCI Japan Index. The MSCI Japan Index is designed to measure the performance of the large- and mid-capitalization segments of the Japanese equity market, covering approximately 85% of the free float-adjusted market capitalization of Japanese issuers. For the Annual Period, the MSCI Japan Index returned 17.80%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Japan Bull 3X Shares returned 55.42%, while the model indicated an expected return of 61.56%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily MSCI Mexico Bull 3X Shares seeks to provide 300% of the daily return of the MSCI Mexico IMI 25/50 Index. The MSCI Mexico IMI 25/50 Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the Mexican equity market, covering approximately 99% of the free float-adjusted market capitalization in Mexico. The Index consists of stocks traded primarily on the Mexican Stock Market. Since the Fund's inception on May 3, 2017, the MSCI Mexico IMI 25/50 Index returned -2.43%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily MSCI Mexico Bull 3X Shares returned -12.68% for the same period, while the model indicated an expected return of -11.46%.

DIREXION ANNUAL REPORT

The Direxion Daily MSCI South Korea Bull 3X Shares seeks to provide 300% of the MSCI Korea 25/50 Index. The MSCI Korea 25/50 Index is designed to measure the performance of the large- and mid-cap segments of the South Korean equity market, covering approximately 85% of the free float-adjusted market capitalization of South Korean issuers. For the Annual Period, the MSCI Korea 25/50 Index returned 36.52%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI South Korea Bull 3X Shares returned 126.65%, while the model indicated an expected return of 136.34%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Russia Bull 3X Shares and the Direxion Daily Russia Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MVIS Russia Index. The MVIS Russia Index is a rules-based index, intended to represent the overall performance of publically traded companies that are domiciled and primarily listed on an exchange in Russia or that are not Russian companies, but nonetheless generate at least 50% of their revenues in Russia. For the Annual Period, the MVIS Russia Index returned 20.74%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Russia Bull 3X Shares returned 45.03%, while the model indicated an expected return of 50.89%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Russia Bear 3X Shares returned -52.65%, while the model indicated an expected return of -53.17%.

The Direxion Daily Aerospace & Defense Bull 3X Shares seeks to provide 300% of the daily return of the Dow Jones U.S. Select Aerospace & Defense Index. The Dow Jones U.S. Select Aerospace & Defense Index is provided by Dow Jones U.S. Index (the "Index Provider"). The Index attempts to measure the performance of the aerospace and defense industry of the U.S. equity market. The Index Provider selects the stocks comprising the Index from the aerospace and defense sector on the basis of the float-adjusted, market capitalization-weight of each constituent. Aerospace companies include manufacturers, assemblers and distributors of aircraft and aircraft parts. Defense companies include producers of components and equipment for the defense industry, such as military aircraft, radar equipment and weapons. Since the Fund's inception on May 3, 2017, the Dow Jones U.S. Select Aerospace & Defense Index returned 18.48%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Aerospace & Defense Bull 3X Shares returned 60.12% for the same period, while the model indicated an expected return of 63.83%.

The Direxion Daily Energy Bull 3X Shares and the Direxion Daily Energy Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Energy Select Sector Index. The Energy Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the energy sector which includes the following industries: oil, gas and consumable fuels; and energy equipment and services. For the Annual Period, the Energy Select Sector Index returned 2.33%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Energy Bull 3X Shares returned -3.77%, while the model indicated an expected return of 0.41%. The Direxion Daily Energy Bear 3X Shares returned -16.64%, while the model indicated an expected return of -18.36%.

The Direxion Daily Financial Bull 3X Shares and the Direxion Daily Financial Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Russell 1000® Financial Services Index. The Russell 1000® Financial Services Index is a subset of the Russell 1000® Index that measures the performance of the securities classified in the financial services sector of the large-capitalization U.S. equity market. For the Annual Period, the Russell 1000® Financial Services Index returned 30.42%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Financial Bull 3X Shares returned 105.56%, while the model indicated an expected return of 114.35%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Financial Bear 3X Shares returned -57.12%, while the model indicated an expected return of -57.95%.

DIREXION ANNUAL REPORT

The Direxion Daily Gold Miners Index Bull 3X Shares and the Direxion Daily Gold Miners Index Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the NYSE Arca Gold Miners Index. The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in mining for gold and, to a lesser extent, in mining for silver. The index will limit the weight of companies whose revenues are more significantly exposed to silver mining to less than 20% of the index at each rebalance date. The index may include small- and mid-capitalization companies and foreign issuers. For the Annual Period, the NYSE Arca Gold Miners Index returned -8.18%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Gold Miners Index Bull 3X Shares returned -48.42%, while the model indicated an expected return of -42.91%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Gold Miners Index Bear 3X Shares returned -28.47%, while the model indicated an expected return of -29.71%.

The Direxion Daily Healthcare Bull 3X Shares seeks to provide 300% of the daily return of the Health Care Select Sector Index. The Health Care Select Sector Index is provided by Standard & Poor's and includes domestic companies from the healthcare sector, which includes the following industries: pharmaceuticals; health care equipment and supplies; health care providers and services; biotechnology; life sciences tools and services; and health care technology. For the Annual Period, the Health Care Select Sector Index returned 22.52%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Healthcare Bull 3X Shares returned 70.80%, while the model indicated an expected return of 78.60%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Homebuilders & Supplies 3X Bull Shares seeks to provide 300% of the daily return of the Dow Jones U.S. Select Home Construction Index. The Dow Jones U.S. Select Home Construction Index measures U.S companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and producers, sellers and suppliers of building materials, furnishings and fixtures and also home improvement retailers. The Index may include large-, mid- or small-capitalization companies. For the Annual Period, the Dow Jones U.S. Select Home Construction Index returned 55.49%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Homebuilders & Supplies 3X Bull Shares returned 237.52%, while the model indicated an expected return of 252.24%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Industrials Bull 3X Shares seeks to provide 300% of the daily return of the Industrials Select Sector Index. The Industrials Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the industrials sector which includes the following industries: aerospace and defense: industry conglomerates; and machinery. Since the Fund's inception on May 3, 2017, the Industrials Select Sector Index returned 8.67%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Industrials Bull 3X Shares returned 23.72% for the same period, while the model indicated an expected return of 26.87%.

The Direxion Daily Junior Gold Miners Index Bull 3X Shares and the Direxion Daily Junior Gold Miners Index Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MVIS Global Junior Gold Miners Index. The MVIS Global Junior Gold Miners Index tracks the performance of foreign and domestic micro-, small- and mid-capitalization companies that generate, or demonstrate the potential to generate, at least 50% of their revenues from, or have at least 50% of their assets related to, gold mining and/or silver mining, hold real property or have mining projects that have the potential to produce at least 50% of the company's revenue from gold or silver mining when developed, or primarily invest in gold or silver. For the Annual Period, the MVIS Global Junior Gold Miners Index returned -17.51%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Junior Gold Miners Index

DIREXION ANNUAL REPORT

Bull 3X Shares returned -69.00%, while the model indicated an expected return of -67.09%. The Direxion Daily Junior Gold Miners Index Bear 3X Shares returned -39.99%, while the model indicated an expected return of -40.65%.

The Direxion Daily MSCI Real Estate Bull 3X Shares and the Direxion Daily MSCI Real Estate Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MSCI US REIT IndexSM. The MSCI US REIT IndexSM is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts ("REITs") that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 99% of the U.S. REIT universe. For the Annual Period, the MSCI US REIT IndexSM returned 5.56%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Real Estate Bull 3X Shares returned 8.01%, while the model indicated an expected return of 12.64%. The Direxion Daily MSCI Real Estate Bear 3X Shares returned -21.01%, while the model indicated an expected return of -21.84%.

The Direxion Daily Natural Gas Related Bull 3X Shares and the Direxion Daily Natural Gas Related Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ISE-Revere Natural Gas IndexTM. The ISE-Revere Natural Gas IndexTM is developed and owned by ISE and is designed to take advantage of both event-driven news and long term trends in the natural gas industry. Equity securities are selected for inclusion in the index using a quantitative ranking and screening system that begins with the universe of equity securities of issuers that are involved in the exploration and production of natural gas and that satisfy market capitalization, liquidity and weighting concentration requirements. After the screens are applied, the remaining equity securities are divided into equity securities issued by MLPs and equity securities issued by non-MLPs, allocated to the index 15% and 85%, respectively. The index uses a linear-based capitalization-weighted methodology to rank the equity securities. For this Annual Period, the ISE-Revere Natural Gas IndexTM returned -7.33%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Natural Gas Related Bull 3X Shares returned -36.50%, while the model indicated an expected return of -33.78%. The Direxion Daily Natural Gas Related Bear 3X Shares returned -13.96%, while the model indicated an expected return of -14.27%.

The Direxion Daily Regional Banks Bull 3X Shares and the Direxion Daily Regional Banks Bear 3X Shares sought to provide 300% and -300%, respectively, of the daily return of the Solactive Regional Bank Index from November 1, 2016 until November 30, 2016. The Solactive Regional Bank Index attempts to include the 50 largest regional banks in the United States. The index utilizes each security's free-float market capitalization to determine the largest regional banks. Once the 50 largest regional bank securities are determined, the holdings are then equal weighted. For the stated period, the Solactive Regional Bank Index returned 19.06%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Regional Banks Bull 3X Shares returned 64.43% for the same period, while the model indicated an expected return of 64.90%. The Direxion Daily Regional Banks Bear 3X Shares returned -43.86% for the same period, while the model indicated an expected return of -43.83%.

Beginning December 1, 2016, the Direxion Daily Regional Banks Bull 3X Shares and the Direxion Daily Regional Banks Bear 3X Shares seeks to provide 300% and -300%, respectively, of the daily return of the S&P Regional Banks Select Industry Index. The S&P Regional Banks Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard regional banks sub-industry. From December 1, 2016 until the end of the Annual Period, the S&P Regional Banks Select Industry Index returned 10.94%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Regional Banks Bull 3X Shares returned 17.62% for the same period, while the model indicated an expected return of 22.71%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Regional Banks Bear 3X Shares returned -39.63% for the same period, while the model indicated an expected return of -40.64%.

DIREXION ANNUAL REPORT

The Direxion Daily Retail Bull 3X Shares sought to provide 300% of the daily return of the Russell 1000® Retail Index from November 1, 2016 until November 30, 2016. The Russell 1000® Retail Index is an index comprised of companies that sell to consumers those discretionary products supplied by manufacturers. These companies include specialty retailers as well as diversified retailers such as department stores, discount stores, and superstores. The index does not include retailers selling consumer staples, such as supermarkets, drugstores, and liquor stores. For the stated period, the Russell 1000® Retail Index returned 2.94%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Retail Bull 3X Shares returned 8.29% for the same period, while the model indicated an expected return of 8.58%.

Beginning December 1, 2016, the Direxion Daily Retail Bull 3X Shares seeks to provide 300% of the daily return of the S&P Retail Select Industry Index, respectively. The S&P Retail Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard retail sub-industry. From December 1, 2016 until the end of the Annual Period, the S&P Retail Select Industry Index returned -12.15%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Retail Bull 3X Shares returned -40.19% for the same period, while the model indicated an expected return of -37.51%.

The Direxion Daily S&P Biotech Bull 3X Shares and the Direxion Daily S&P Biotech Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P Biotechnology Select Industry Index. The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. The Index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards. For the Annual Period, the S&P Biotechnology Select Industry Index returned 49.79%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Biotech Bull 3X Shares returned 165.27%, while the model indicated an expected return of 170.10%. The Direxion Daily S&P Biotech Bear 3X Shares returned -81.67%, while the model indicated an expected return of -81.50%.

The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares and the Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P Oil & Gas Exploration & Production Select Industry Index. The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's Index Provider and includes domestic companies from the oil and gas exploration and production sub-industry. The index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards. For the Annual Period, the S&P Oil & Gas Exploration & Production Select Industry Index returned -2.06%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares returned -27.03%, while the model indicated an expected return of -24.57%. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares returned -34.05%, while the model indicated an expected return of -33.62%.

The Direxion Daily Semiconductor Bull 3X Shares and the Direxion Daily Semiconductor Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the PHLX Semiconductor Sector Index. The PHLX Semiconductor Sector Index measures the performance of domestic companies engaged in the design, distribution, manufacture and sale of semiconductors. For the Annual Period, the PHLX Semiconductor Index returned 57.62%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Semiconductor Bull 3X Shares returned 238.31%, while the model indicated an expected return of 253.68%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs and volatility. The Direxion Daily Semiconductor Bear 3X Shares returned -78.84%, while the model indicated an expected return of -79.21%.

The Direxion Daily Technology Bull 3X Shares and the Direxion Daily Technology Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Technology Select Sector Index. The Technology Select Sector Index is

DIREXION ANNUAL REPORT

provided by S&P Dow Jones Indices and includes domestic companies from the technology sector which includes the following industries: computers and peripherals; software; diversified telecommunications services; communications equipment; semiconductors and semi-conductor equipment; internet software and services; IT services; electronic equipment, instruments and components; wireless telecommunication services; and office electronics. For the Annual Period, the Technology Select Sector Index returned 35.16%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Technology Bull 3X Shares returned 127.43%, while the model indicated an expected return of 137.95%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Technology Bear 3X Shares returned -61.79%, while the model indicated an expected return of -62.37%.

The Direxion Daily Transportation Bull 3X Shares seeks to provide 300% of the daily return of the Dow Jones Transportation Average. The Dow Jones Transportation Average is provided by Dow Jones U.S. Index and measures the performance of large, well-known companies within the transportation industry (e.g. shipping, railroad companies, airlines, etc.). Since the Fund's inception on May 3, 2017, the Dow Jones Transportation Average returned 7.39%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Transportation Bull 3X Shares returned 17.76% for the same period, while the model indicated an expected return of 20.74%.

The Direxion Daily Utilities Bull 3X Shares seeks to provide 300% of the daily return of the Utilities Select Sector Index. The Utilities Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the utilities sector which includes the following industries: electric utilities; multi-utilities; water utilities; independent power producers and energy trades; and gas utilities. Since the Fund's inception on May 3, 2017, the Utilities Select Sector Index returned 8.83%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Utilities Bull 3X Shares returned 24.52% for the same period, while the model indicated an expected return of 27.44%.

The Direxion Daily 7-10 Year Treasury Bull 3X Shares and the Direxion Daily 7-10 Year Treasury Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE U.S. Treasury 7-10 Year Bond Index. The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Annual Period, the ICE U.S. Treasury 7-10 Year Bond Index returned -1.67%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 7-10 Year Treasury Bull 3X Shares returned -7.60%, while the model indicated an expected return of -5.79%. The Direxion Daily 7-10 Year Treasury Bear 3X Shares returned 2.64%, while the model indicated and an expected return of 3.87%.

The Direxion Daily 20+ Year Treasury Bull 3X Shares and the Direxion Daily 20+ Year Treasury Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE U.S. Treasury 20+ Year Bond Index. The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the Index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Annual Period, the ICE U.S. Treasury 20+ Year Bond Index returned -2.52%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 20+ Year Treasury Bull 3X Shares returned -13.64%, while the model indicated an expected return of -11.02%. The Direxion Daily 20+ Year Treasury Bear 3X Shares returned 1.75%, while the model indicated an expected return of 1.28%.

DIREXION ANNUAL REPORT

The Direxion Daily Emerging Markets Bond Bull 3X Shares seeks to provide 300% of the daily return of the J.P. Morgan EMBI® Global Core Index. The J.P. Morgan EMBI® Global Core Index is a U.S. Dollar-denominated emerging markets debt index that tracks the total return performance of actively-traded external debt instruments in emerging market countries. The Index limits the weights of countries with higher outstanding debt and increases the weights of countries with lower outstanding debt. The Index includes both fixed-rate and floating-rate instruments issued by sovereign and quasi-sovereign entities from Index-eligible countries. Since the Fund's inception on August 17, 2017, the J.P. Morgan EMBI® Global Core Index returned 1.48%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Emerging Markets Bond Bull 3X Shares returned 3.64% for the same period, while the model indicated an expected return of 4.66%.

Index Volatility:

The CBOE Volatility Index, which reflects a market estimate for future volatility, fell 40.33% over the Annual Period. The index had an average of 11.68 for the Period, with a high of 22.51 on November 04, 2016 and an all-time low of 9.19 on October 5, 2017. Entering the Annual Period, the VIX Index saw a few small spikes on high trading volume as the results of the Brexit vote and the ensuing uncertainty of its economic implications resonated across the globe. The November 4th high can be credited to the final results of the Brexit vote, where the UK electorate voted to leave the European Union, and pending U.S. presidential election on November 8th. A return to normalcy prevailed into the end of 2016 as fear of a Brexit contagion abated, and the largest weekly decline in the history of the VIX Index was witnessed. A level of low volatility remained consistent from mid-November through mid-July where the VIX set a record low (at the time) of 9.36 on July 21st. Volatility would stay near record lows until August, when President Trump made threatening comments to North Korea, surging the index back up to 16.04 on August 10th. Volume then reestablished its record low at 9.19, on October 5th, as the House of Representatives passed its 2018 budget resolution. This marked the first step towards passing the proposed tax bill, which plans to deliver significant tax cuts for corporations and more modest savings for middle-class families. The VIX Index finished the Annual Period trending downward, implying geopolitical tensions have eased for the time being.

Index	Return	Volatility
S&P Mid Cap 400® Index	23.48%	10.32%
S&P 500® Index	23.63%	7.27%
Russell 2000® Index	27.85%	13.12%
EURO STOXX 50® Index[1]	8.46%	8.52%
FTSE China 50 Index	27.82%	14.94%
FTSE Developed Europe All Cap Index	27.96%	10.05%
S&P Latin America 40 Index	12.17%	25.07%
MSCI Brazil 25/50 Index	8.04%	33.39%
MSCI EAFE® Index	23.44%	8.70%
MSCI Emerging Markets IndexSM	26.45%	14.14%
Indus India Index[2]	-7.13%	21.02%
MSCI India Index[3]	31.97%	13.46%
MSCI Japan Index	17.80%	8.76%
MSCI Mexico IMI 25/50 Index[4]	-2.43%	15.91%
MSCI Korea 25/50 Index	36.52%	16.09%
MVIS Russia Index	20.74%	19.75%
Dow Jones U.S. Select Aerospace & Defense Index[4]	18.48%	9.86%
Energy Select Sector Index	2.33%	14.82%
Russell 1000® Financial Services Index	30.42%	10.56%
NYSE Arca Gold Miners Index	-8.18%	31.83%
Health Care Select Sector Index	22.52%	9.90%
Dow Jones U.S. Select Home Construction Index	55.49%	14.59%
Industrials Select Sector Index[4]	8.67%	8.61%

DIREXION ANNUAL REPORT

Index	Return	Volatility
MVIS Global Junior Gold Miners Index	-17.51%	42.56%
MSCI U.S. REIT IndexSM	5.56%	11.87%
ISE-Revere Natural Gas IndexTM	-7.33%	24.92%
Solactive US Regional Banks Total Return Index[5]	19.06%	29.11%
S&P Regional Banks Select Industry Index[6]	10.94%	19.64%
Russell 1000® Retail Index[5]	2.94%	13.84%
S&P Retail Select Industry Index[6]	-12.15%	17.46%
S&P Biotechnology Select Industry Index	49.79%	27.25%
S&P Oil & Gas Exploration & Production Select Industry Index	-2.06%	27.36%
PHLX Semiconductor Sector Index	57.62%	18.33%
Technology Select Sector Index	35.16%	10.94%
Dow Jones Transportation AverageTM4	7.39%	12.86%
Utilities Select Sector Index[4]	8.83%	8.65%
ICE U.S. Treasury 7-10 Year Bond Index	-1.67%	4.72%
ICE U.S. Treasury 20+ Year Bond Index	-2.52%	10.60%
J.P. Morgan EMBI® Global Core Index[7]	1.48%	3.89%

1  Reflects the period of July 12, 2017 to October 31, 2017

2  Reflects the period of November 1, 2016 to January 2, 2017

3  Reflects the period of January 3, 2017 to October 31, 2017

4  Reflects the period of May 3, 2017 to October 31, 2017

5  Reflects the period of November 1, 2016 to November 30, 2016

6  Reflects the period of December 1, 2016 to October 31, 2017

7  Reflects the period of August 17, 2017 to October 31, 2017

As always, we thank you for using the Direxion Shares and we look forward to our mutual success.

Best Regards,

Eric W. Falkeis	Patrick Rudnick
Principal Executive Officer	Principal Financial Officer

Past performance is not indicative of future results. One cannot invest directly in an Index. Recent growth rate in the stock market has helped to produce short-term returns that are not typical, and may not continue in the future. Carefully consider the investment objectives, risks, and charges and expenses of the ETFs before investing. This and other information can be found in the ETFs' statutory and summary prospectus. To obtain a prospectus, please visit www.direxioninvestments.com or call 1.866.476.7523.

There is no guarantee the ETFs will achieve their intended objective. Investing in the ETFs may be more volatile than investing in broadly diversified ETFs. The use of leverage by an ETF means the ETFs are riskier than alternatives which do not use leverage.

Short-term performance, in particular, is not a good indication of the ETF's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, ETF performance may be subject to substantial short-term changes. For additional information, see the ETF's prospectus.

DIREXION ANNUAL REPORT

The ETFs are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the ETFs should (a) understand the consequences of seeking daily investment results, (b) understand the risk of shorting, and (c) intend to actively monitor and manage their investments.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks. REIT (Real Estate Investment Trust).

An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETF does not attempt to, and should not be expected to; provide returns which are a multiple of the return of the Index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

The views of this letter were those of the Adviser as of October 31, 2017 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Performance Summary (Unaudited)

January 8, 20091 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Mid Cap Bull 3X Shares (NAV)	75.11%	24.10%	40.14%	38.29%
Direxion Daily Mid Cap Bull 3X Shares (Market Price)	75.11%	24.21%	40.18%	38.46%
S&P Mid Cap 400® Index	23.48%	10.71%	15.13%	16.63%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.16%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Mid Cap® 400 Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. The performance of the S&P Mid Cap® 400 Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bear 3X Shares

Performance Summary (Unaudited)

January 8, 20091 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Mid Cap Bear 3X Shares (NAV)	(49.47)%	(34.56)%	(41.95)%	(50.30)%
Direxion Daily Mid Cap Bear 3X Shares (Market Price)	(49.28)%	(34.62)%	(42.02)%	(50.31)%
S&P Mid Cap 400® Index	23.48%	10.71%	15.13%	16.63%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.37%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Mid Cap® 400 Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. The performance of the S&P Mid Cap® 400 Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Performance Summary (Unaudited)

November 5, 20081 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P 500® Bull 3X Shares (NAV)	78.31%	25.58%	42.00%	28.65%
Direxion Daily S&P 500® Bull 3X Shares (Market Price)	78.32%	25.67%	42.11%	28.64%
S&P 500® Index	23.63%	10.77%	15.18%	13.46%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.06%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500 Index® are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bear 3X Shares

Performance Summary (Unaudited)

November 5, 20081 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P 500® Bear 3X Shares (NAV)	(47.50)%	(32.96)%	(40.39)%	(45.15)%
Direxion Daily S&P 500® Bear 3X Shares (Market Price)	(47.50)%	(33.01)%	(40.42)%	(45.15)%
S&P 500® Index	23.63%	10.77%	15.18%	13.46%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.10%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500 Index® are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Performance Summary (Unaudited)

November 5, 20081 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Small Cap Bull 3X Shares (NAV)	92.36%	20.70%	36.40%	20.01%
Direxion Daily Small Cap Bull 3X Shares (Market Price)	92.10%	20.74%	36.52%	20.04%
Russell 2000® Index	27.85%	10.12%	14.49%	13.50%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.11%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bear 3X Shares

Performance Summary (Unaudited)

November 5, 20081 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Small Cap Bear 3X Shares (NAV)	(56.72)%	(37.38)%	(44.45)%	(54.03)%
Direxion Daily Small Cap Bear 3X Shares (Market Price)	(56.59)%	(37.45)%	(44.46)%	(54.03)%
Russell 2000® Index	27.85%	10.12%	14.49%	13.50%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.13%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily EURO STOXX 50® Bull 3X Shares

Performance Summary (Unaudited)

July 12, 20171 - October 31, 2017

Total Return[2]
Since Inception
Direxion Daily EURO STOXX 50® Bull 3X Shares (NAV)	21.96%
Direxion Daily EURO STOXX 50® Bull 3X Shares (Market Price)	22.64%
EURO STOXX 50® Index	8.46%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.05%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The EURO STOXX 50® Index is part of the STOXX blue-chip index family and represents the performance of the 50 largest companies among the 19 supersectors in terms of free-float market capitalization in 11 Eurozone countries. These countries have historically included Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bull 3X Shares

Performance Summary (Unaudited)

December 3, 20091 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily FTSE China Bull 3X Shares (NAV)	89.33%	1.13%	14.75%	(2.07)%
Direxion Daily FTSE China Bull 3X Shares (Market Price)	89.05%	1.07%	14.55%	(2.08)%
FTSE China 50 Index	27.82%	7.95%	7.66%	3.36%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.35%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE China 50 Index consists of the 50 largest and most liquid Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the FTSE China 50 Index are weighted based on the total market value of their shares, so that the securities with the higher total market values will generally have a higher representation in the Index. Index constituents are screened for liquidity and weightings are capped to prevent the Index from being overly concentrated in any one stock. The performance of The FTSE China 50 Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bear 3X Shares

Performance Summary (Unaudited)

December 3, 20091 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily FTSE China Bear 3X Shares (NAV)	(57.73)%	(43.42)%	(47.02)%	(42.21)%
Direxion Daily FTSE China Bear 3X Shares (Market Price)	(57.64)%	(43.39)%	(46.91)%	(42.19)%
FTSE China 50 Index	27.82%	7.95%	7.66%	3.36%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.18%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE China 50 Index consists of the 50 largest and most liquid Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the FTSE China 50 Index are weighted based on the total market value of their shares, so that the securities with the higher total market values will generally have a higher representation in the Index. Index constituents are screened for liquidity and weightings are capped to prevent the Index from being overly concentrated in any one stock. The performance of The FTSE China 50 Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily FTSE Europe Bull 3X Shares

Performance Summary (Unaudited)

January 22, 20141 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily FTSE Europe Bull 3X Shares (NAV)	95.92%	4.89%	(1.88)%
Direxion Daily FTSE Europe Bull 3X Shares (Market Price)	95.71%	4.84%	(1.89)%
FTSE Developed Europe All Cap Index	27.96%	6.38%	3.57%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.14%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE Developed Europe All Cap Index is a market capitalization weighted index that is designed to measure the equity market performance of large-, mid- and small-cap companies in developed markets in Europe. The performance of FTSE Developed Europe All Cap Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Latin America Bull 3X Shares

Performance Summary (Unaudited)

December 3, 20091 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Latin America Bull 3X Shares (NAV)	9.55%	(24.80)%	(24.74)%	(25.71)%
Direxion Daily Latin America Bull 3X Shares (Market Price)	9.14%	(24.72)%	(24.76)%	(25.67)%
S&P® Latin America 40 Index	12.17%	(0.06)%	(1.56)%	(1.64)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.41%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P® Latin America 40 Index is an equity index drawn from four major Latin American markets: Argentina, Brazil, Chile, and Mexico. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The performance of the S&P® Latin America 40 Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Brazil Bull 3X Shares

Performance Summary (Unaudited)

April 10, 20131 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily MSCI Brazil Bull 3X Shares (NAV)	(15.09)%	(35.62)%	(39.52)%
Direxion Daily MSCI Brazil Bull 3X Shares (Market Price)	(14.87)%	(35.56)%	(39.48)%
MSCI Brazil 25/50 Index	8.04%	0.06%	(3.65)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.18%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Brazil 25/50 Index is designed to measure the performance of the large and mid cap segments of the Brazil equity market, covering approximately 85% of the free float-adjusted market capitalization in Brazil. The Index applies certain screens and weightings to take into account the investment limits placed on regulated investment companies ("RICs") under federal tax regulations. One such requirement is that at the end of each quarter of a RIC's tax year, no more than 25% of its assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the RIC should not exceed 50% of its total assets. The Index aims to reflect these requirements in the selection and weighting of its component securities. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Developed Markets Bull 3X Shares

Performance Summary (Unaudited)

December 17, 20081 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily MSCI Developed Markets Bull 3X Shares (NAV)	78.30%	6.66%	16.58%	8.34%
Direxion Daily MSCI Developed Markets Bull 3X Shares (Market Price)	77.96%	6.50%	16.48%	8.34%
MSCI EAFE® Index	23.44%	6.08%	8.53%	8.83%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.43%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The performance of the MSCI EAFE® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Developed Markets Bear 3X Shares

Performance Summary (Unaudited)

December 17, 20081 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily MSCI Developed Markets Bear 3X Shares (NAV)	(48.26)%	(26.16)%	(31.17)%	(39.91)%
Direxion Daily MSCI Developed Markets Bear 3X Shares (Market Price)	(48.48)%	(26.31)%	(31.20)%	(39.93)%
MSCI EAFE® Index	23.44%	6.08%	8.53%	8.83%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.90%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The performance of the MSCI EAFE® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bull 3X Shares

Performance Summary (Unaudited)

December 17, 20081 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily MSCI Emerging Markets Bull 3X Shares (NAV)	85.09%	1.48%	0.06%	4.11%
Direxion Daily MSCI Emerging Markets Bull 3X Shares (Market Price)	84.69%	1.42%	0.01%	4.10%
MSCI Emerging Markets IndexSM	26.45%	5.70%	4.83%	10.48%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.19%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of the MSCI Emerging Markets Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bear 3X Shares

Performance Summary (Unaudited)

December 17, 20081 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily MSCI Emerging Markets Bear 3X Shares (NAV)	(55.87)%	(32.40)%	(29.69)%	(47.35)%
Direxion Daily MSCI Emerging Markets Bear 3X Shares (Market Price)	(55.75)%	(32.36)%	(29.67)%	(47.35)%
MSCI Emerging Markets IndexSM	26.45%	5.70%	4.83%	10.48%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.16%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of the MSCI Emerging Markets Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily MSCI India Bull 3X Shares

Performance Summary (Unaudited)

March 11, 20101 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily MSCI India Bull 3X Shares (NAV)	65.17%	(2.14)%	5.28%	(6.44)%
Direxion Daily MSCI India Bull 3X Shares (Market Price)	65.00%	(2.27)%	5.16%	(6.50)%
MSCI India Index[3]	23.20%	5.61%	8.93%	4.35%
Indus India Index[3]	25.86%	6.39%	9.64%	4.46%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.29%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI India Index is designed to measure the performance of equity securities whose market capitalization, as calculated by MSCI, represents the top 85% of companies in the Indian equity securities markets. The performance of the MSCI India Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

3  Prior to January 3, 2017, the Direxion Daily MSCI India Bull 3X Shares Fund tracked the Indus India Index. From March 11, 2010, the inception of the Fund, through January 2, 2017, the average annual return for the Indus India Index was 0.68%.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Japan Bull 3X Shares

Performance Summary (Unaudited)

June 26, 20131 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily MSCI Japan Bull 3X Shares (NAV)	55.42%	13.72%	14.60%
Direxion Daily MSCI Japan Bull 3X Shares (Market Price)	56.00%	13.89%	14.72%
MSCI Japan Index	17.80%	9.86%	9.04%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.63%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japan equity market, covering approximately 85% of the free float-adjusted market capitalization in Japan. The performance of the MSCI Japan Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Mexico Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2017

Total Return[2]
Since Inception
Direxion Daily MSCI Mexico Bull 3X Shares (NAV)	(12.68)%
Direxion Daily MSCI Mexico Bull 3X Shares (Market Price)	(12.68)%
MSCI Mexico IMI 25/50 Index	(2.43)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.10%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Mexico IMI 25/50 Index is designed to measure the performance of the large, mid and small capitalization segments of the Mexican equity market, covering approximately 99% of the free float-adjusted market capitalization in Mexico. The Index consists of stocks traded primarily on the Mexican Stock Market. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily MSCI South Korea Bull 3X Shares

Performance Summary (Unaudited)

April 10, 20131 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily MSCI South Korea Bull 3X Shares (NAV)	126.65%	15.71%	9.94%
Direxion Daily MSCI South Korea Bull 3X Shares (Market Price)	126.15%	15.57%	9.85%
MSCI Korea 25/50 Index	36.52%	10.27%	8.54%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.01%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Korea 25/50 Index is designed to measure the performance of the large- and mid-cap segments of the South Korean equity market, covering approximately 85% of the free float-adjusted market capitalization of South Korean issuers. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Russia Bull 3X Shares

Performance Summary (Unaudited)

May 25, 20111 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Russia Bull 3X Shares (NAV)	45.03%	(27.24)%	(32.01)%	(40.84)%
Direxion Daily Russia Bull 3X Shares (Market Price)	47.03%	(26.91)%	(31.88)%	(40.75)%
MVIS Russia Index	20.74%	3.61%	(1.86)%	(5.26)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.12%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The MVIS Russia Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publically-traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia. Components of the Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Index. The Index rebalances quarterly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Russia Bear 3X Shares

Performance Summary (Unaudited)

May 25, 20111 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Russia Bear 3X Shares (NAV)	(52.65)%	(56.40)%	(43.21)%	(41.79)%
Direxion Daily Russia Bear 3X Shares (Market Price)	(52.66)%	(56.46)%	(43.17)%	(41.80)%
MVIS Russia Index	20.74%	3.61%	(1.86)%	(5.26)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.17%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MVIS Russia Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publically-traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia. Components of the Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Index. The Index rebalances quarterly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2017

Total Return[2]
Since Inception
Direxion Daily Aerospace & Defense Bull 3X Shares (NAV)	60.12%
Direxion Daily Aerospace & Defense Bull 3X Shares (Market Price)	60.00%
Dow Jones U.S. Select Aerospace & Defense Index	18.48%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones U.S. Select Aerospace & Defense Index attempts to measure the performance of the aerospace and defense industry of the U.S. equity market. The Index Provider selects the stocks comprising the Index from the aerospace and defense sector on the basis of the float-adjusted, market capitalization-weight of each constituent. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Energy Bull 3X Shares

Performance Summary (Unaudited)

November 6, 20081 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Energy Bull 3X Shares (NAV)	(3.77)%	(29.71)%	(10.05)%	(6.33)%
Direxion Daily Energy Bull 3X Shares (Market Price)	(3.93)%	(29.70)%	(10.11)%	(6.33)%
Energy Select Sector Index	2.33%	(5.30)%	1.51%	5.74%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Energy Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. Each of the component securities of the Index is a constituent company of the S&P 500 Index. The performance of Energy Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Energy Bear 3X Shares

Performance Summary (Unaudited)

November 6, 20081 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Energy Bear 3X Shares (NAV)	(16.64)%	(13.64)%	(25.39)%	(43.20)%
Direxion Daily Energy Bear 3X Shares (Market Price)	(16.58)%	(13.67)%	(25.40)%	(43.20)%
Energy Select Sector Index	2.33%	(5.30)%	1.51%	5.74%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.15%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Energy Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. Each of the component securities of the Index is a constituent company of the S&P 500 Index. The performance of Energy Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Performance Summary (Unaudited)

November 6, 20081 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Financial Bull 3X Shares (NAV)	105.56%	28.37%	46.03%	4.33%
Direxion Daily Financial Bull 3X Shares (Market Price)	105.55%	28.50%	46.01%	4.34%
Russell 1000® Financial Services Index	30.42%	12.36%	16.94%	11.93%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.06%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 1000® Financial Services Index measures the performance of all financial services related securities in the Russell 1000® Index. The performance of the Russell 1000® Financial Services Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Performance Summary (Unaudited)

November 6, 20081 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Financial Bear 3X Shares (NAV)	(57.12)%	(38.66)%	(45.40)%	(59.76)%
Direxion Daily Financial Bear 3X Shares (Market Price)	(57.08)%	(38.69)%	(45.39)%	(59.77)%
Russell 1000® Financial Services Index	30.42%	12.36%	16.94%	11.93%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.13%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 1000® Financial Services Index measures the performance of all financial services related to securities in the Russell 1000® Index. The performance of the Russell 1000® Financial Services Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Index Bull 3X Shares

Performance Summary (Unaudited)

December 8, 20101 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Gold Miners Index Bull 3X Shares (NAV)	(48.42)%	(30.97)%	(66.23)%	(59.69)%
Direxion Daily Gold Miners Index Bull 3X Shares (Market Price)	(48.19)%	(30.64)%	(66.22)%	(59.65)%
NYSE Arca Gold Miners Index	(8.18)%	8.96%	(24.61)%	(13.38)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.15%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in the mining for gold and silver. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Index Bear 3X Shares

Performance Summary (Unaudited)

December 8, 20101 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Gold Miners Index Bear 3X Shares (NAV)	(28.47)%	(77.26)%	(45.98)%	(40.22)%
Direxion Daily Gold Miners Index Bear 3X Shares (Market Price)	(28.53)%	(77.39)%	(45.98)%	(40.25)%
NYSE Arca Gold Miners Index	(8.18)%	8.96%	(15.59)%	(13.38)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.12%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in the mining for gold and silver. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Performance Summary (Unaudited)

June 15, 20111 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Healthcare Bull 3X Shares (NAV)	70.80%	14.20%	46.44%	41.53%
Direxion Daily Healthcare Bull 3X Shares (Market Price)	70.58%	14.13%	46.39%	41.49%
Health Care Select Sector Index	22.52%	8.18%	17.20%	16.12%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.11%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Health Care Select Sector Index includes companies from the following industries: pharmaceuticals; health care providers & services; health care equipment & supplies; biotechnology; life sciences tools & services; and health care technology. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Performance Summary (Unaudited)

August 19, 20151 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Homebuilders & Supplies Bull 3X Shares (NAV)	237.52%	30.33%
Direxion Daily Homebuilders & Supplies Bull 3X Shares (Market Price)	240.78%	30.34%
Dow Jones U.S. Select Home Construction Index	55.49%	15.11%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.50%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones U.S. Select Home Construction Index measures U.S. companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and products, sellers and suppliers if building materials, furnishings and fixtures and also home improvement retailers. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2017

Total Return[2]
Since Inception
Direxion Daily Industrials Bull 3X Shares (NAV)	23.72%
Direxion Daily Industrials Bull 3X Shares (Market Price)	24.00%
Industrials Select Sector Index	8.67%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Industrials Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the industrials sector which includes the following industries: aerospace and defense; industry conglomerates; and machinery. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bull 3X Shares

Performance Summary (Unaudited)

October 3, 20131 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Junior Gold Miners Index Bull 3X Shares (NAV)	(69.00)%	(41.30)%	(61.80)%
Direxion Daily Junior Gold Miners Index Bull 3X Shares (Market Price)	(68.72)%	(41.41)%	(61.76)%
MVIS Global Junior Gold Miners Index	(17.51)%	10.71%	(3.66)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.22%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MVIS Global Junior Gold Miners Index is a cap-weighted total return index that covers the largest and most liquid small-cap companies that derive 50% from Gold or Silver mining or have properties to do so. The performance of the MVIS Global Junior Gold Miners Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bear 3X Shares

Performance Summary (Unaudited)

October 3, 20131 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Junior Gold Miners Index Bear 3X Shares (NAV)	(39.99)%	(86.52)%	(77.89)%
Direxion Daily Junior Gold Miners Index Bear 3X Shares (Market Price)	(40.16)%	(86.48)%	(77.86)%
MVIS Global Junior Gold Miners Index	(17.51)%	10.71%	(3.66)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.20%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MVIS Global Junior Gold Miners Index is a cap-weighted total return index that covers the largest and most liquid small-cap companies that derive 50% from Gold or Silver mining or have properties to do so. The performance of the MVIS Global Junior Gold Miners Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Performance Summary (Unaudited)

July 16, 20091 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily MSCI Real Estate Bull 3X Shares (NAV)	8.01%	6.92%	19.60%	36.79%
Direxion Daily MSCI Real Estate Bull 3X Shares (Market Price)	7.97%	6.92%	19.62%	36.66%
MSCI U.S. REIT IndexSM	5.56%	5.89%	9.54%	16.97%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.13%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

MSCI U.S. REIT IndexSM is a free float market capitalization weighted index that is comprised of Equity REIT securities that belong to the MSCI US Investable Market 2500 Index. The performance of the MSCI U.S. REIT IndexSM does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bear 3X Shares

Performance Summary (Unaudited)

July 16, 20091 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily MSCI Real Estate Bear 3X Shares (NAV)	(21.01)%	(27.69)%	(34.40)%	(53.05)%
Direxion Daily MSCI Real Estate Bear 3X Shares (Market Price)	(20.99)%	(27.70)%	(34.43)%	(53.04)%
MSCI U.S. REIT IndexSM	5.56%	5.89%	9.54%	16.97%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.54%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

MSCI U.S. REIT IndexSM is a free float market capitalization weighted index that is comprised of Equity REIT securities that belong to the MSCI U.S. Investable Market 2500 Index. The performance of the MSCI U.S. REIT IndexSM does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bull 3X Shares

Performance Summary (Unaudited)

July 14, 20101 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Natural Gas Related Bull 3X Shares (NAV)	(36.50)%	(84.79)%	(71.65)%	(60.49)%
Direxion Daily Natural Gas Related Bull 3X Shares (Market Price)	(36.78)%	(84.78)%	(71.69)%	(60.52)%
ISE-Revere Natural Gas IndexTM	(7.33)%	(32.59)%	(22.46)%	(15.34)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.21%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ISE-Revere Natural Gas IndexTM has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long term trends in the Natural Gas industry. The performance of the ISE-Revere Natural Gas IndexTM does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bear 3X Shares

Performance Summary (Unaudited)

December 3, 20151 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Natural Gas Related Bear 3X Shares (NAV)	(13.96)%	(58.94)%
Direxion Daily Natural Gas Related Bear 3X Shares (Market Price)	(13.83)%	(58.93)%
ISE-Revere Natural Gas IndexTM	(7.33)%	(9.16)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.79%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage, and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ISE-Revere Natural Gas IndexTM has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long term trends in the Natural Gas industry. The performance of the ISE-Revere Natural Gas IndexTM does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Performance Summary (Unaudited)

August 19, 20151 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Regional Banks Bull 3X Shares (NAV)	93.38%	26.48%
Direxion Daily Regional Banks Bull 3X Shares (Market Price)	92.95%	26.72%
Solactive U.S. Regional Banks Index[3]	30.46%	15.04%
S&P Regional Banks Select Industry Index[3]	32.88%	15.59%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.75%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Regional Banks Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) regional banks sub-industry. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

3  Prior to December 1, 2016, the Direxion Daily Regional Banks Bull 3X Shares tracked the Solactive U.S. Regional Banks Index. From August 19, 2015, the inception of the Fund, through November 30, 2016, the average annual return for the Solactive U.S. Regional Banks Index was 18.41%.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bear 3X Shares

Performance Summary (Unaudited)

August 19, 20151 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Regional Banks Bear 3X Shares (NAV)	(66.10)%	(53.40)%
Direxion Daily Regional Banks Bear 3X Shares (Market Price)	(66.79)%	(53.45)%
Solactive U.S. Regional Banks Index[3]	30.46%	15.04%
S&P Regional Banks Select Industry Index[3]	32.88%	15.59%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 3.39%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage, and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Regional Banks Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) regional banks sub-industry. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

3  Prior to December 1, 2016, the Direxion Daily Regional Banks Bear 3X Shares tracked the Solactive U.S. Regional Banks Index. From August 19, 2015, the inception of the Fund, through November 30, 2016, the average annual return for the Solactive U.S. Regional Banks Index was 18.41%.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Performance Summary (Unaudited)

July 14, 20101 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Retail Bull 3X Shares (NAV)	(35.22)%	8.34%	23.80%	33.96%
Direxion Daily Retail Bull 3X Shares (Market Price)	(35.14)%	8.69%	23.77%	33.96%
Russell 1000® Retail Index[3]	21.62%	17.69%	17.61%	19.54%
S&P Retail Select Industry® Index[3]	(4.92)%	(2.33)%	6.35%	12.23%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.14%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Retail Select Industry® Index represents the retail sub-industry portion of the S&P TMI. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE MKT, NASDAQ Global Select Market, NASDAQ Select Market, NASDAQ Capital Market, Bats BZX, Bats BYX, Bats EDGA, or Bats EDGX exchanges. The Retail Index is a modified equal weight index. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

3  Prior to December 1, 2016, the Direxion Daily Retail Bull 3X Shares tracked the Russell 1000® Retail Index. From July 14, 2010, the inception of the Fund, through November 30, 2016, the average annual return for the Russell 1000® Retail Index was 19.48%.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily S&P Biotech Bull 3X Shares (NAV)	165.27%	(26.21)%
Direxion Daily S&P Biotech Bull 3X Shares (Market Price)	164.73%	(26.13)%
S&P Biotechnology Select Industry Index	49.79%	2.65%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.11%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. The Index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bear 3X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily S&P Biotech Bear 3X Shares (NAV)	(81.67)%	(57.36)%
Direxion Daily S&P Biotech Bear 3X Shares (Market Price)	(81.58)%	(57.36)%
S&P Biotechnology Select Industry Index	49.79%	2.65%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.15%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage, and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. The Index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares (NAV)	(27.03)%	(57.37)%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares (Market Price)	(26.96)%	(57.35)%
S&P Oil & Gas Exploration & Production Select Industry Index	(2.06)%	(13.02)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.15%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's Index Provider and includes domestic companies from the oil and gas exploration and production sub-industry. The Index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares (NAV)	(34.05)%	(36.70)%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares (Market Price)	(34.12)%	(36.74)%
S&P Oil & Gas Exploration & Production Select Industry Index	(2.06)%	(13.02)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.26%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage, and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's Index Provider and includes domestic companies from the oil and gas exploration and production sub-industry. The Index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Performance Summary (Unaudited)

March 11, 20101 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Semiconductor Bull 3X Shares (NAV)	238.31%	77.68%	91.99%	43.12%
Direxion Daily Semiconductor Bull 3X Shares (Market Price)	238.18%	77.62%	92.01%	43.11%
PHLX Semiconductor Sector Index	57.62%	28.11%	30.64%	20.07%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.10%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The PHLX Semiconductor Sector Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the design, distribution, manufacture and sale of semiconductors. The performance of the PHLX Semiconductor Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Performance Summary (Unaudited)

March 11, 20101 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Semiconductor Bear 3X Shares (NAV)	(78.84)%	(63.86)%	(65.20)%	(59.11)%
Direxion Daily Semiconductor Bear 3X Shares (Market Price)	(78.87)%	(63.86)%	(65.21)%	(59.11)%
PHLX Semiconductor Sector Index	57.62%	28.11%	30.64%	20.07%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.16%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The PHLX Semiconductor Sector Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the design, distribution, manufacture and sale of semiconductors. The performance of the PHLX Semiconductor Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Performance Summary (Unaudited)

December 17, 20081 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Technology Bull 3X Shares (NAV)	127.43%	48.71%	54.86%	49.75%
Direxion Daily Technology Bull 3X Shares (Market Price)	127.71%	48.89%	54.84%	49.82%
Technology Select Sector Index	35.16%	18.09%	19.26%	19.09%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.10%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Technology Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductors equipment; internet software and energy equipment & services; IT services; electronic equipment, instruments & components; wireless telecommunications services; and office electronics. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Technology Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Performance Summary (Unaudited)

December 17, 20081 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Technology Bear 3X Shares (NAV)	(61.79)%	(47.13)%	(48.17)%	(53.02)%
Direxion Daily Technology Bear 3X Shares (Market Price)	(61.84)%	(47.21)%	(48.17)%	(53.02)%
Technology Select Sector Index	35.16%	18.09%	19.26%	19.09%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.29%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Technology Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductors equipment; internet software and energy equipment & services; IT services; electronic equipment, instruments & components; wireless telecommunications services; and office electronics. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Technology Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.
DIREXION ANNUAL REPORT

Direxion Daily Transportation Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2017

Total Return[2]
Since Inception
Direxion Daily Transportation Bull 3X Shares (NAV)	17.76%
Direxion Daily Transportation Bull 3X Shares (Market Price)	18.08%
Dow Jones Transportation Average	7.39%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones Transportation Average (DJTTR) is provided by Dow Jones and measures the performance of large, well-known companies within the transportation industry (e.g. shipping, railroad companies, airlines, etc.). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Utilities Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2017

Total Return[2]
Since Inception
Direxion Daily Utilities Bull 3X Shares (NAV)	24.52%
Direxion Daily Utilities Bull 3X Shares (Market Price)	24.28%
Utilities Select Sector Index	8.83%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.02%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Utilities Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: electric utilities, multi-utilities, water utilities, independent power producers and energy trades, and gas utilities Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Utilities Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Performance Summary (Unaudited)

April 16, 20091 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily 7-10 Year Treasury Bull 3X Shares (NAV)	(7.60)%	4.06%	2.32%	7.20%
Direxion Daily 7-10 Year Treasury Bull 3X Shares (Market Price)	(7.49)%	4.28%	2.32%	7.21%
ICE U.S. Treasury 7-10 Year Bond Index	(1.67)%	2.26%	1.58%	3.65%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.67%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Performance Summary (Unaudited)

April 16, 20091 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily 7-10 Year Treasury Bear 3X Shares (NAV)	2.64%	(11.01)%	(9.59)%	(14.78)%
Direxion Daily 7-10 Year Treasury Bear 3X Shares (Market Price)	0.30%	(11.15)%	(9.59)%	(14.75)%
ICE U.S. Treasury 7-10 Year Bond Index	(1.67)%	2.26%	1.58%	3.65%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.23%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Performance Summary (Unaudited)

April 16, 20091 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily 20+ Year Treasury Bull 3X Shares (NAV)	(13.64)%	4.84%	2.19%	6.22%
Direxion Daily 20+ Year Treasury Bull 3X Shares (Market Price)	(13.46)%	4.85%	2.18%	6.13%
ICE U.S. Treasury 20+ Year Bond Index	(2.52)%	4.04%	2.90%	5.42%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.08%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. The performance of the ICE U.S. Treasury 20+ Year Bond Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Performance Summary (Unaudited)

April 16, 20091 - October 31, 2017

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily 20+ Year Treasury Bear 3X Shares (NAV)	1.75%	(21.09)%	(18.54)%	(26.52)%
Direxion Daily 20+ Year Treasury Bear 3X Shares (Market Price)	1.75%	(21.10)%	(18.56)%	(26.47)%
ICE U.S. Treasury 20+ Year Bond Index	(2.52)%	4.04%	2.90%	5.42%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.05%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. The performance of the ICE U.S. Treasury 20+ Year Bond Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Direxion Daily Emerging Markets Bond Bull 3X Shares

Performance Summary (Unaudited)

August 17, 20171 - October 31, 2017

Total Return[2]
Since Inception
Direxion Daily Emerging Markets Bond Bull 3X Shares (NAV)	3.64%
Direxion Daily Emerging Markets Bond Bull 3X Shares (Market Price)	3.92%
J.P. Morgan EMBI® Global Core Index	1.48%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.08%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2019 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The J.P. Morgan EMBI® Global Core Index is a U.S. Dollar-denominated emerging markets debt index that tracks the total return performance of actively-traded external debt instruments in emerging market countries. The Index limits the weights of countries with higher outstanding debt and increases the weights of countries with lower outstanding debt. The Index includes both fixed-rate and floating-rate instruments issued by sovereign and quasi-sovereign entities from Index-eligible countries. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of investment operations.

2  As of October 31, 2017.

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2017

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line under each Fund in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period May 1, 2017 to October 31, 2017" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*
Direxion Daily Mid Cap Bull 3X Shares
Based on actual fund return	1.04%	$1,000.00	$1,174.60	$5.70
Based on hypothetical 5% return	1.04%	1,000.00	1,019.96	5.30
Direxion Daily Mid Cap Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	810.80	4.38
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily S&P 500® Bull 3X Shares
Based on actual fund return	0.99%	1,000.00	1,259.50	5.64
Based on hypothetical 5% return	0.99%	1,000.00	1,020.21	5.04
Direxion Daily S&P 500® Bear 3X Shares
Based on actual fund return	0.94%	1,000.00	773.10	4.20
Based on hypothetical 5% return	0.94%	1,000.00	1,020.47	4.79
Direxion Daily Small Cap Bull 3X Shares
Based on actual fund return	1.00%	1,000.00	1,215.10	5.58
Based on hypothetical 5% return	1.00%	1,000.00	1,020.16	5.09
Direxion Daily Small Cap Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	771.50	4.29
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2017

	Annualized Expense Ratio	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*
Direxion Daily EURO STOXX 50® Bull 3X Shares[1]
Based on actual fund return	0.95%	$1,000.00	$1,219.60	$3.24
Based on hypothetical 5% return	0.95%	1,000.00	1,012.43	2.93
Direxion Daily FTSE China Bull 3X Shares
Based on actual fund return	1.05%	1,000.00	1,633.80	6.97
Based on hypothetical 5% return	1.05%	1,000.00	1,019.91	5.35
Direxion Daily FTSE China Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	544.20	3.70
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily FTSE Europe Bull 3X Shares
Based on actual fund return	1.05%	1,000.00	1,333.00	6.17
Based on hypothetical 5% return	1.05%	1,000.00	1,019.91	5.35
Direxion Daily Latin America Bull 3X Shares
Based on actual fund return	1.07%	1,000.00	1,164.30	5.84
Based on hypothetical 5% return	1.07%	1,000.00	1,019.81	5.45
Direxion Daily MSCI Brazil Bull 3X Shares
Based on actual fund return	1.10%	1,000.00	1,018.50	5.60
Based on hypothetical 5% return	1.10%	1,000.00	1,019.66	5.60
Direxion Daily MSCI Developed Markets Bull 3X Shares
Based on actual fund return	1.03%	1,000.00	1,325.70	6.04
Based on hypothetical 5% return	1.03%	1,000.00	1,020.01	5.24
Direxion Daily MSCI Developed Markets Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	730.70	4.14
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily MSCI Emerging Markets Bull 3X Shares
Based on actual fund return	1.04%	1,000.00	1,499.90	6.55
Based on hypothetical 5% return	1.04%	1,000.00	1,019.96	5.30
Direxion Daily MSCI Emerging Markets Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	616.80	3.87
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily MSCI India Bull 3X Shares
Based on actual fund return	1.07%	1,000.00	1,275.40	6.14
Based on hypothetical 5% return	1.07%	1,000.00	1,019.81	5.45
Direxion Daily MSCI Japan Bull 3X Shares
Based on actual fund return	1.05%	1,000.00	1,432.90	6.44
Based on hypothetical 5% return	1.05%	1,000.00	1,019.91	5.35
Direxion Daily MSCI Mexico Bull 3X Shares[2]
Based on actual fund return	0.90%	1,000.00	873.20	4.20
Based on hypothetical 5% return	0.90%	1,000.00	1,029.42	4.55
Direxion Daily MSCI South Korea Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,643.10	6.46
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily Russia Bull 3X Shares
Based on actual fund return	1.02%	1,000.00	1,068.20	5.32
Based on hypothetical 5% return	1.02%	1,000.00	1,020.06	5.19
Direxion Daily Russia Bear 3X Shares
Based on actual fund return	1.00%	1,000.00	817.00	4.58
Based on hypothetical 5% return	1.00%	1,000.00	1,020.16	5.09
Direxion Daily Aerospace & Defense Bull 3X Shares[2]
Based on actual fund return	0.98%	1,000.00	1,601.20	6.36
Based on hypothetical 5% return	0.98%	1,000.00	1,020.05	4.94
Direxion Daily Energy Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	1,017.50	4.98
Based on hypothetical 5% return	0.98%	1,000.00	1,020.26	4.99

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2017

	Annualized Expense Ratio	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*
Direxion Daily Energy Bear 3X Shares
Based on actual fund return	0.98%	$1,000.00	$901.50	$4.70
Based on hypothetical 5% return	0.98%	1,000.00	1,020.26	4.99
Direxion Daily Financial Bull 3X Shares
Based on actual fund return	1.02%	1,000.00	1,367.60	6.09
Based on hypothetical 5% return	1.02%	1,000.00	1,020.06	5.19
Direxion Daily Financial Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	698.10	4.07
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Gold Miners Index Bull 3X Shares
Based on actual fund return	0.94%	1,000.00	888.30	4.47
Based on hypothetical 5% return	0.94%	1,000.00	1,020.47	4.79
Direxion Daily Gold Miners Index Bear 3X Shares
Based on actual fund return	0.98%	1,000.00	844.10	4.56
Based on hypothetical 5% return	0.98%	1,000.00	1,020.26	4.99
Direxion Daily Healthcare Bull 3X Shares
Based on actual fund return	1.03%	1,000.00	1,227.30	5.78
Based on hypothetical 5% return	1.03%	1,000.00	1,020.01	5.24
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Based on actual fund return	1.04%	1,000.00	1,790.50	7.31
Based on hypothetical 5% return	1.04%	1,000.00	1,019.96	5.30
Direxion Daily Industrials Bull 3X Shares[2]
Based on actual fund return	0.95%	1,000.00	1,237.20	5.30
Based on hypothetical 5% return	0.95%	1,000.00	1,020.20	4.78
Direxion Daily Junior Gold Miners Index Bull 3X Shares
Based on actual fund return	0.94%	1,000.00	835.00	4.35
Based on hypothetical 5% return	0.94%	1,000.00	1,020.47	4.79
Direxion Daily Junior Gold Miners Index Bear 3X Shares
Based on actual fund return	1.01%	1,000.00	810.90	4.61
Based on hypothetical 5% return	1.01%	1,000.00	1,020.11	5.14
Direxion Daily MSCI Real Estate Bull 3X Shares
Based on actual fund return	1.00%	1,000.00	1,004.20	5.05
Based on hypothetical 5% return	1.00%	1,000.00	1,020.16	5.09
Direxion Daily MSCI Real Estate Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	943.90	4.70
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Natural Gas Related Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	782.50	4.36
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily Natural Gas Related Bear 3X Shares
Based on actual fund return	0.98%	1,000.00	963.60	4.85
Based on hypothetical 5% return	0.98%	1,000.00	1,020.26	4.99
Direxion Daily Regional Banks Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,125.30	5.14
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Regional Banks Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	757.80	4.21
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Retail Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	744.20	4.22
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily S&P Biotech Bull 3X Shares
Based on actual fund return	1.07%	1,000.00	1,477.30	6.68
Based on hypothetical 5% return	1.07%	1,000.00	1,019.81	5.45

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2017

	Annualized Expense Ratio	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*
Direxion Daily S&P Biotech Bear 3X Shares
Based on actual fund return	0.95%	$1,000.00	$533.90	$3.67
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	848.60	4.52
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
Based on actual fund return	1.04%	1,000.00	856.00	4.87
Based on hypothetical 5% return	1.04%	1,000.00	1,019.96	5.30
Direxion Daily Semiconductor Bull 3X Shares
Based on actual fund return	1.04%	1,000.00	1,936.90	7.70
Based on hypothetical 5% return	1.04%	1,000.00	1,019.96	5.30
Direxion Daily Semiconductor Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	433.30	3.47
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Technology Bull 3X Shares
Based on actual fund return	1.02%	1,000.00	1,520.70	6.48
Based on hypothetical 5% return	1.02%	1,000.00	1,020.06	5.19
Direxion Daily Technology Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	608.30	3.89
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Transportation Bull 3X Shares[2]
Based on actual fund return	0.95%	1,000.00	1,177.60	5.16
Based on hypothetical 5% return	0.95%	1,000.00	1,020.20	4.78
Direxion Daily Utilities Bull 3X Shares[2]
Based on actual fund return	0.95%	1,000.00	1,245.20	5.32
Based on hypothetical 5% return	0.95%	1,000.00	1,020.20	4.78
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,002.30	4.85
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Based on actual fund return	0.97%	1,000.00	978.40	4.84
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily 20+ Year Treasury Bull 3X Shares
Based on actual fund return	1.00%	1,000.00	1,063.80	5.20
Based on hypothetical 5% return	1.00%	1,000.00	1,020.16	5.09
Direxion Daily 20+ Year Treasury Bear 3X Shares
Based on actual fund return	0.90%	1,000.00	898.60	4.31
Based on hypothetical 5% return	0.90%	1,000.00	1,020.67	4.58
Direxion Daily Emerging Markets Bond Bull 3X Shares[3]
Based on actual fund return	0.95%	1,000.00	1,036.40	2.01
Based on hypothetical 5% return	0.95%	1,000.00	1,008.43	1.99

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of May 1, 2017 to October 31, 2017), then divided by 365.

1  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from July 12, 2017 (commencement of operations) to October 31, 2017, multiplied by 112 days (the number of days since commencement of operations to October 31, 2017), then divided by 365.

2  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from May 3, 2017 (commencement of operations) to October 31, 2017, multiplied by 182 days (the number of days since commencement of operations to October 31, 2017), then divided by 365.

3  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from August 17, 2017 (commencement of operations) to October 31, 2017, multiplied by 76 days (the number of days since commencement of operations to October 31, 2017), then divided by 365.

DIREXION ANNUAL REPORT

Allocation of Portfolio Holdings (Unaudited)

October 31, 2017

	Cash*	Common Stocks	Futures	Investment Companies	Master Limited Partnerships	Swaps	Total
Direxion Daily Mid Cap Bull 3X Shares	45%	—	—	38%	—	17%	100%
Direxion Daily Mid Cap Bear 3X Shares	117%	—	—	—	—	(17)%	100%
Direxion Daily S&P 500® Bull 3X Shares	23%	—	1%	67%	—	9%	100%
Direxion Daily S&P 500® Bear 3X Shares	112%	—	—	3%	—	(15)%	100%
Direxion Daily Small Cap Bull 3X Shares	30%	—	—	55%	—	15%	100%
Direxion Daily Small Cap Bear 3X Shares	119%	—	—	—	—	(19)%	100%
Direxion Daily EURO STOXX 50® Bull 3X Shares	29%	—	—	63%	—	8%	100%
Direxion Daily FTSE China Bull 3X Shares	17%	—	—	65%	—	18%	100%
Direxion Daily FTSE China Bear 3X Shares	124%	—	—	—	—	(24)%	100%
Direxion Daily FTSE Europe Bull 3X Shares	9%	—	—	68%	—	23%	100%
Direxion Daily Latin America Bull 3X Shares	55%	—	—	57%	—	(12)%	100%
Direxion Daily MSCI Brazil Bull 3X Shares	3%	—	—	74%	—	23%	100%
Direxion Daily MSCI Developed Markets Bull 3X Shares	42%	—	—	47%	—	11%	100%
Direxion Daily MSCI Developed Markets Bear 3X Shares	116%	—	—	—	—	(16)%	100%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	34%	—	—	63%	—	3%	100%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	119%	—	—	—	—	(19)%	100%
Direxion Daily MSCI India Bull 3X Shares	28%	—	—	54%	—	18%	100%
Direxion Daily MSCI Japan Bull 3X Shares	15%	—	—	67%	—	18%	100%
Direxion Daily MSCI Mexico Bull 3X Shares	102%	—	—	—	—	(2)%	100%
Direxion Daily MSCI South Korea Bull 3X Shares	61%	—	—	20%	—	19%	100%
Direxion Daily Russia Bull 3X Shares	19%	—	—	63%	—	18%	100%
Direxion Daily Russia Bear 3X Shares	125%	—	—	—	—	(25)%	100%
Direxion Daily Aerospace & Defense Bull 3X Shares	13%	75%	—	—	—	12%	100%
Direxion Daily Energy Bull 3X Shares	39%	—	—	49%	—	12%	100%
Direxion Daily Energy Bear 3X Shares	107%	—	—	—	—	(7)%	100%
Direxion Daily Financial Bull 3X Shares	20%	60%	—	—	—	20%	100%
Direxion Daily Financial Bear 3X Shares	130%	—	—	—	—	(30)%	100%
Direxion Daily Gold Miners Index Bull 3X Shares	76%	—	—	46%	—	(22)%	100%
Direxion Daily Gold Miners Index Bear 3X Shares	86%	—	—	—	—	14%	100%
Direxion Daily Healthcare Bull 3X Shares	32%	—	—	56%	—	12%	100%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	10%	72%	—	—	—	18%	100%
Direxion Daily Industrials Bull 3X Shares	20%	—	—	71%	—	9%	100%
Direxion Daily Junior Gold Miners Index Bull 3X Shares	82%	—	—	47%	—	(29)%	100%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	88%	—	—	—	—	12%	100%
Direxion Daily MSCI Real Estate Bull 3X Shares	38%	—	—	61%	—	1%	100%
Direxion Daily MSCI Real Estate Bear 3X Shares	105%	—	—	—	—	(5)%	100%
Direxion Daily Natural Gas Related Bull 3X Shares	29%	51%	—	—	7%	13%	100%
Direxion Daily Natural Gas Related Bear 3X Shares	104%	—	—	—	—	(4)%	100%
Direxion Daily Regional Banks Bull 3X Shares	28%	53%	—	—	—	19%	100%
Direxion Daily Regional Banks Bear 3X Shares	127%	—	—	—	—	(27)%	100%
Direxion Daily Retail Bull 3X Shares	66%	40%	—	—	—	(6)%	100%
Direxion Daily S&P Biotech Bull 3X Shares	40%	—	—	30%	—	30%	100%
Direxion Daily S&P Biotech Bear 3X Shares	132%	—	—	—	—	(32)%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	46%	—	—	30%	—	24%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	112%	—	—	—	—	(12)%	100%
Direxion Daily Semiconductor Bull 3X Shares	11%	60%	—	—	—	29%	100%
Direxion Daily Semiconductor Bear 3X Shares	127%	—	—	—	—	(27)%	100%
Direxion Daily Technology Bull 3X Shares	16%	—	—	64%	—	20%	100%
Direxion Daily Technology Bear 3X Shares	129%	—	—	—	—	(29)%	100%
Direxion Daily Transportation Bull 3X Shares	33%	68%	—	—	—	(1)%	100%
Direxion Daily Utilities Bull 3X Shares	32%	—	—	60%	—	8%	100%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	74%	—	—	28%	—	(2)%	100%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	97%	—	—	—	—	3%	100%
Direxion Daily 20+ Year Treasury Bull 3X Shares	28%	—	—	69%	—	3%	100%
Direxion Daily 20+ Year Treasury Bear 3X Shares	101%	—	—	—	—	(1)%	100%
Direxion Daily Emerging Markets Bond Bull 3X Shares	33%	—	—	65%	—	2%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash, cash equivalents and other assets less liabilities.

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 38.3%
130,503	iShares Core S&P Mid-Cap ETF	$23,876,829
	TOTAL INVESTMENT COMPANIES (Cost $22,509,492)	$23,876,829
SHORT TERM INVESTMENTS - 39.6%
Money Market Funds - 39.6%
17,921,319	Dreyfus Government Cash Management, 0.93% (a)	$17,921,319
6,714,660	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	6,714,660
	TOTAL SHORT TERM INVESTMENTS (Cost $24,635,979)	$24,635,979
	TOTAL INVESTMENTS (Cost $47,145,471) - 77.9% (b)	$48,512,808
	Other Assets in Excess of Liabilities - 22.1%	13,728,871
	TOTAL NET ASSETS - 100.0%	$62,241,679

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $48,512,808.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P MidCap 400® Index	1.6389% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	1/26/2018	9,915	$16,916,354	$1,289,026
Total return of S&P MidCap 400® Index	1.3789% representing 1 month LIBOR rate + spread	Credit Suisse International	3/7/2018	23,132	40,022,970	2,471,820
Total return of S&P MidCap 400® Index	1.5689% representing 1 month LIBOR rate + spread	BNP Paribas	5/16/2018	16,156	24,620,286	5,150,905
Total return of S&P MidCap 400® Index	1.4789% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	7/24/2018	37,757	68,053,830	1,232,399
Total return of S&P MidCap 400® Index	1.5689% representing 1 month LIBOR rate + spread	BNP Paribas	10/17/2018	1,781	3,042,646	228,473
					$152,656,086	$10,372,623

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bear 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 75.4%
Money Market Funds - 75.4%
1,400,565	Dreyfus Government Cash Management, 0.93% (a)	$1,400,565
3,342,916	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	3,342,916
	TOTAL SHORT TERM INVESTMENTS (Cost $4,743,481) (b)	$4,743,481
	TOTAL INVESTMENTS (Cost $4,743,481) - 75.4%	$4,743,481
	Other Assets in Excess of Liabilities - 24.6%	1,544,799
	TOTAL NET ASSETS - 100.0%	$6,288,280

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,743,481.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.1389% representing 1 month LIBOR rate + spread	Total return of S&P MidCap 400® Index	Credit Suisse International	11/30/2017	5,889	$10,133,194	$(697,504)
1.1089% representing 1 month LIBOR rate + spread	Total return of S&P MidCap 400® Index	BNP Paribas	7/18/2018	870	1,457,758	(149,347)
1.1389% representing 1 month LIBOR rate + spread	Total return of S&P MidCap 400® Index	Deutsche Bank AG London	7/24/2018	3,165	5,645,951	(162,864)
1.1089% representing 1 month LIBOR rate + spread	Total return of S&P MidCap 400® Index	BNP Paribas	8/15/2018	356	604,730	(52,644)
					$17,841,633	$(1,062,359)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 67.1%
1,795,128	SPDR® S&P 500® ETF Trust	$464,597,078
	TOTAL INVESTMENT COMPANIES (Cost $444,863,889)	$464,597,078
SHORT TERM INVESTMENTS - 29.3%
Money Market Funds - 29.3%
106,610,565	Dreyfus Government Cash Management 0.93% (a)	$106,610,565
96,432,780	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	96,432,780
	TOTAL SHORT TERM INVESTMENTS (Cost $203,043,345) (b)	$203,043,345
	TOTAL INVESTMENTS (Cost $647,907,234) - 96.4%	$667,640,423
	Other Assets in Excess of Liabilities - 3.6% (c)	25,210,474
	TOTAL NET ASSETS - 100.0%	$692,850,897

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $203,043,345.

(c)  $7,227,000 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

October 31, 2017

Reference Entity	Expiration Date	Number of Contracts	Notional Amount	Variation Margin Receivable/ (Payable), Net	Unrealized Appreciation/ (Depreciation)
E-mini S&P 500 Index	12/15/2017	1,460	$187,756,000	$219,000	$8,101,175

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P 500® Index	1.5889% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/1/2017	115,923	$280,773,821	$18,039,072
Total return of S&P 500® Index	1.3389% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	12/4/2017	102,071	251,030,648	11,970,588
Total return of S&P 500® Index	1.6389% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	160,189	395,737,403	16,906,375
Total return of S&P 500® Index	1.5889% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/4/2017	88,845	215,810,782	13,194,651
Total return of S&P 500® Index	1.5889% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	11/27/2018	8,155	20,898,104	96,921
Total return of S&P 500® Index	1.6889% representing 1 month LIBOR rate + spread	BNP Paribas	3/20/2019	13,846	34,176,385	1,488,221
Total return of S&P 500® Index	1.6889% representing 1 month LIBOR rate + spread	BNP Paribas	4/17/2019	1,590	4,063,644	55,549
Total return of S&P 500® Index	1.6889% representing 1 month LIBOR rate + spread	BNP Paribas	5/15/2019	63,194	161,639,992	1,063,029
					$1,364,130,779	$62,814,406

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bear 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 3.4%
402,300	Direxion Daily S&P 500® Bear 1X Shares (a)(b)	$12,841,416
	TOTAL INVESTMENT COMPANIES (Cost $15,475,505)	$12,841,416
SHORT TERM INVESTMENTS - 71.9%
Money Market Funds - 71.9%
127,804,638	Dreyfus Government Cash Management 0.93% (c)	$127,804,638
146,674,435	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (c)	146,674,435
	TOTAL SHORT TERM INVESTMENTS (Cost $274,479,073) (d)	$274,479,073
	TOTAL INVESTMENTS (Cost $289,954,578) - 75.2%	$287,320,489
	Other Assets in Excess of Liabilities - 24.8%	94,604,213
	TOTAL NET ASSETS - 100.0%	$381,924,702

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Affiliate of the Adviser, Rafferty Asset Management, LLC.

(b)  Non-income producing security.

(c)  Represents annualized seven-day yield at October 31, 2017.

(d)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $274,479,073.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.3889% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Credit Suisse International	12/4/2017	104,454	$256,990,921	$(12,127,591)
1.1389% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Deutsche Bank AG London	12/4/2017	102,295	251,620,614	(12,078,061)
1.3889% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Bank of America Merrill Lynch	12/4/2017	82,267	200,094,465	(12,128,633)
1.3889% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	UBS Securities LLC	4/5/2018	115,442	279,807,570	(18,285,077)
1.4889% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	BNP Paribas	10/17/2018	295	691,335	(75,665)
1.4889% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	BNP Paribas	11/21/2018	9,348	22,302,690	(1,858,536)
1.4889% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	BNP Paribas	12/19/2018	8,231	19,396,834	(1,849,006)
1.4889% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	BNP Paribas	4/17/2019	2,974	7,584,949	(74,976)
1.4889% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	BNP Paribas	5/15/2019	14,624	37,551,097	(105,709)
					$1,076,040,475	$(58,583,254)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 55.1%
2,431,239	iShares Russell 2000 ETF	$362,886,733
	TOTAL INVESTMENT COMPANIES (Cost $351,582,202)	$362,886,733
SHORT TERM INVESTMENTS - 37.7%
Money Market Funds - 37.7%
122,698,250	Dreyfus Government Cash Management 0.93% (a)	$122,698,250
125,615,506	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	125,615,506
	TOTAL SHORT TERM INVESTMENTS (Cost $248,313,756)	$248,313,756
	TOTAL INVESTMENTS (Cost $599,895,958) - 92.8% (b)	$611,200,489
	Other Assets in Excess of Liabilities - 7.2%	47,309,126
	TOTAL NET ASSETS - 100.0%	$658,509,615

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $466,699,943.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Russell 2000® Index	1.1389% representing 1 month LIBOR rate + spread	BNP Paribas	12/20/2017	150,188	$209,671,460	$16,189,020
Total return of Russell 2000® Index	1.1389% representing 1 month LIBOR rate + spread	UBS Securities LLC	2/16/2018	270,123	370,049,527	36,416,891
Total return of Russell 2000® Index	1.1389% representing 1 month LIBOR rate + spread	Credit Suisse International	2/20/2018	69,470	97,142,819	7,276,986
Total return of Russell 2000® Index	1.1389% representing 1 month LIBOR rate + spread	Citibank N.A.	4/19/2018	239,862	361,142,167	(726,345)
Total return of Russell 2000® Index	1.1389% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	6/8/2018	78,670	109,565,479	8,695,967
Total return of Russell 2000® Index	1.1389% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	7/26/2018	179,936	244,578,451	26,049,588
Total return of Russell 2000® Index	1.1389% representing 1 month LIBOR rate + spread	BNP Paribas	1/16/2019	8,595	12,190,844	736,499
Total return of Russell 2000® Index	1.1389% representing 1 month LIBOR rate + spread	BNP Paribas	2/20/2019	21,217	30,596,173	1,289,202
Total return of Russell 2000® Index	1.1389% representing 1 month LIBOR rate + spread	BNP Paribas	3/20/2019	20,000	27,143,528	2,920,157
Total return of Russell 2000® Index	1.1389% representing 1 month LIBOR rate + spread	BNP Paribas	4/17/2019	35,073	53,039,824	(357,267)
					$1,515,120,272	$98,490,698

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bear 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 78.6%
Money Market Funds - 78.6%
289,948,875	Dreyfus Government Cash Management 0.93% (a)	$289,948,875
218,435,435	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	218,435,435
	TOTAL SHORT TERM INVESTMENTS (Cost $508,384,310) (b)	$508,384,310
	TOTAL INVESTMENTS (Cost $508,384,310) - 78.6%	$508,384,310
	Other Assets in Excess of Liabilities - 21.4%	138,694,501
	TOTAL NET ASSETS - 100.0%	$647,078,811

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $508,384,310.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.9289% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Credit Suisse International	12/4/2017	101,239	$141,824,239	$(10,435,095)
0.9389% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	UBS Securities LLC	2/23/2018	270,000	377,688,073	(29,183,276)
0.8789% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Citibank N.A.	5/7/2018	109,738	164,135,167	(764,254)
0.7989% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Deutsche Bank AG London	6/11/2018	258,950	366,298,644	(23,106,768)
0.9389% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Bank of America Merrill Lynch	11/27/2018	306,776	426,962,601	(34,630,857)
0.9389% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	BNP Paribas	12/19/2018	158,482	218,860,789	(19,773,749)
0.9389% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	BNP Paribas	2/20/2019	86,616	122,059,526	(8,232,743)
					$1,817,829,039	$(126,126,742)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily EURO STOXX 50® Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 62.6%
68,767	SPDR® EURO STOXX 50® ETF	$2,864,146
	TOTAL INVESTMENT COMPANIES (Cost $2,749,191)	$2,864,146
SHORT TERM INVESTMENTS - 34.9%
Money Market Funds - 34.9%
1,593,242	Dreyfus Government Cash Management, 0.93% (a)	$1,593,242
2,703	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	2,703
	TOTAL SHORT TERM INVESTMENTS (Cost $1,595,945)	$1,595,945
	TOTAL INVESTMENTS (Cost $4,345,136) - 97.5% (b)	$4,460,091
	Other Assets in Excess of Liabilities - 2.5%	113,309
	TOTAL NET ASSETS - 100.0%	$4,573,400

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,463,948.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of SPDR® EURO STOXX 50® ETF	1.7389% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	61,579	$2,528,713	$35,827
Total return of SPDR® EURO STOXX 50® ETF	1.8889% representing 1 month LIBOR rate + spread	Citibank N.A.	12/5/2017	199,072	7,953,492	333,477
					$10,482,205	$369,304

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 64.9%
3,344,202	iShares China Large-Cap ETF	$153,599,198
	TOTAL INVESTMENT COMPANIES (Cost $144,073,750)	$153,599,198
SHORT TERM INVESTMENTS - 23.4%
Money Market Funds - 23.4%
43,539,055	Dreyfus Government Cash Management, 0.93% (a)	$43,539,055
6,560	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	6,560
11,823,173	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.93% (a)	11,823,173
	TOTAL SHORT TERM INVESTMENTS (Cost $55,368,788)	$55,368,788
	TOTAL INVESTMENTS (Cost $199,442,538) - 88.3% (b)	$208,967,986
	Other Assets in Excess of Liabilities - 11.7%	27,818,327
	TOTAL NET ASSETS - 100.0%	$236,786,313

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $208,967,986.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares China Large-Cap ETF	1.2189% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	3,290,176	$151,296,039	$(271,138)
Total return of iShares China Large-Cap ETF	0.7389% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	12/4/2017	4,226,754	173,390,691	20,548,228
Total return of iShares China Large-Cap ETF	0.4889% representing 1 month LIBOR rate + spread	Citibank N.A.	12/5/2017	3,255,004	136,950,898	12,692,475
Total return of iShares China Large-Cap ETF	1.0889% representing 1 month LIBOR rate + spread	Morgan Stanley Capital Services	3/8/2018	1,350,064	52,523,531	9,434,202
					$514,161,159	$42,403,767

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bear 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 79.0%
Money Market Funds - 79.0%
17,203,631	Dreyfus Government Cash Management, 0.93% (a)	$17,203,631
14,935,680	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	14,935,680
	TOTAL SHORT TERM INVESTMENTS (Cost $32,139,311) (b)	$32,139,311
	TOTAL INVESTMENTS (Cost $32,139,311) - 79.0%	$32,139,311
	Other Assets in Excess of Liabilities - 21.0%	8,524,915
	TOTAL NET ASSETS - 100.0%	$40,664,226

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $32,139,311.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received (Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.1389% representing 1 month LIBOR rate + spread	Total return of iShares China Large-Cap ETF	Credit Suisse International	12/4/2017	1,506,458	$67,942,022	$(1,207,684)
(0.0611%) representing 1 month LIBOR rate + spread	Total return of iShares China Large-Cap ETF	Citibank N.A.	12/19/2017	1,149,618	44,503,374	(8,475,253)
					$112,445,396	$(9,682,937)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily FTSE Europe Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 68.1%
752,366	Vanguard FTSE Europe ETF	$44,088,648
	TOTAL INVESTMENT COMPANIES (Cost $42,854,610)	$44,088,648
SHORT TERM INVESTMENTS - 16.7%
Money Market Funds - 16.7%
5,989,647	Dreyfus Government Cash Management 0.93% (a)	$5,989,647
4,850,003	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	4,850,003
	TOTAL SHORT TERM INVESTMENTS (Cost $10,839,650)	$10,839,650
	TOTAL INVESTMENTS (Cost $53,694,260) - 84.8% (b)	$54,928,298
	Other Assets in Excess of Liabilities - 15.2%	9,808,891
	TOTAL NET ASSETS - 100.0%	$64,737,189

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $54,129,346.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Vanguard FTSE Europe ETF	1.5889% representing 1 month LIBOR rate + spread	UBS Securities LLC	11/13/2017	508,010	$24,983,176	$5,174,943
Total return of Vanguard FTSE Europe ETF	1.7889% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	11/27/2017	504,624	23,727,532	6,236,058
Total return of Vanguard FTSE Europe ETF	1.4889% representing 1 month LIBOR rate + spread	BNP Paribas	5/15/2019	38,562	2,249,000	10,641
Total return of Vanguard FTSE Europe ETF	1.4889% representing 1 month LIBOR rate + spread	BNP Paribas	5/15/2019	68,067	3,994,202	(6,613)
Total return of Vanguard FTSE Europe ETF	1.6389% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	1,442,581	81,532,588	3,271,943
					$136,486,498	$14,686,972

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Latin America Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 56.7%
247,343	iShares Latin America 40 ETF	$8,394,821
	TOTAL INVESTMENT COMPANIES (Cost $8,118,701)	$8,394,821
SHORT TERM INVESTMENTS - 52.0%
Money Market Funds - 52.0%
3,213,270	Dreyfus Government Cash Management, 0.93% (a)	$3,213,270
4,480,169	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	4,480,169
	TOTAL SHORT TERM INVESTMENTS (Cost $7,693,439)	$7,693,439
	TOTAL INVESTMENTS (Cost $15,812,140) - 108.7% (b)	$16,088,260
	Liabilities in Excess of Other Assets - (8.7)%	(1,292,316)
	TOTAL NET ASSETS - 100.0%	$14,795,944

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $11,859,031.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares Latin America 40 ETF	1.4389% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	361,688	$12,820,254	$(561,819)
Total return of iShares Latin America 40 ETF	1.8889% representing 1 month LIBOR rate + spread	Citibank N.A.	12/5/2017	346,834	12,390,747	(645,189)
Total return of iShares Latin America 40 ETF	1.4889% representing 1 month LIBOR rate + spread	BNP Paribas	3/20/2019	351,969	12,552,472	(631,848)
					$37,763,473	$(1,838,856)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Brazil Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 73.9%
2,819,724	iShares MSCI Brazil Capped ETF	$113,268,313
	TOTAL INVESTMENT COMPANIES (Cost $118,408,485)	$113,268,313
SHORT TERM INVESTMENTS - 19.5%
Money Market Funds - 19.5%
17,499,034	Dreyfus Government Cash Management, 0.93% (a)	$17,499,034
12,455,736	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	12,455,736
	TOTAL SHORT TERM INVESTMENTS (Cost $29,954,770)	$29,954,770
	TOTAL INVESTMENTS (Cost $148,363,255) - 93.4% (b)	$143,223,083
	Other Assets in Excess of Liabilities - 6.6%	10,047,063
	TOTAL NET ASSETS - 100.0%	$153,270,146

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $138,931,320.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Brazil Capped ETF	1.4421% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/1/2017	2,014,010	$80,904,371	$(3,936)
Total return of iShares MSCI Brazil Capped ETF	1.2389% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	4,938,548	168,059,396	30,146,652
Total return of iShares MSCI Brazil Capped ETF	1.5389% representing 1 month LIBOR rate + spread	UBS Securities LLC	11/30/2018	1,168,616	40,568,671	6,206,314
Total return of iShares MSCI Brazil Capped ETF	1.6896% representing 1 month LIBOR rate + spread	Citibank N.A.	2/20/2018	116,256	4,825,589	(157,172)
Total return of iShares MSCI Brazil Capped ETF	1.2389% representing 1 month LIBOR rate + spread	BNP Paribas	5/15/2019	389,848	16,076,648	(417,493)
					$310,434,675	$35,774,365

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Developed Markets Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 47.2%
215,261	iShares MSCI EAFE ETF	$14,988,623
	TOTAL INVESTMENT COMPANIES (Cost $14,396,464)	$14,988,623
SHORT TERM INVESTMENTS - 28.5%
Money Market Funds - 28.5%
9,047,254	Dreyfus Government Cash Management, 0.93% (a)	$9,047,254
146	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	146
	TOTAL SHORT TERM INVESTMENTS (Cost $9,047,400)	$9,047,400
	TOTAL INVESTMENTS (Cost $23,443,864) - 75.7% (b)	$24,036,023
	Other Assets in Excess of Liabilities - 24.3%	7,714,129
	TOTAL NET ASSETS - 100.0%	$31,750,152

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $24,036,023.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI EAFE ETF	1.4289% representing 1 month LIBOR rate + spread	Citibank N.A.	11/17/2017	165,111	$11,036,141	$491,190
Total return of iShares MSCI EAFE ETF	1.4389% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	12/1/2017	489,790	32,401,042	1,921,213
Total return of iShares MSCI EAFE ETF	1.6889% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	497,794	33,408,688	1,220,813
					$76,845,871	$3,633,216

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Developed Markets Bear 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 81.4%
Money Market Funds - 81.4%
2,747,315	Dreyfus Government Cash Management, 0.93% (a)	$2,747,315
287,685	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	287,685
	TOTAL SHORT TERM INVESTMENTS (Cost $3,035,000) (b)	$3,035,000
	TOTAL INVESTMENTS (Cost $3,035,000) - 81.4%	$3,035,000
	Other Assets in Excess of Liabilities - 18.6%	692,976
	TOTAL NET ASSETS - 100.0%	$3,727,976

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,035,000.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.1389% representing 1 month LIBOR rate + spread	Total return of iShares MSCI EAFE ETF	Credit Suisse International	11/8/2017	1,960	$135,277	$(1,156)
1.2089% representing 1 month LIBOR rate + spread	Total return of iShares MSCI EAFE ETF	Citibank N.A.	3/7/2018	158,661	10,491,933	(590,637)
					$10,627,210	$(591,793)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 63.3%
3,772,446	iShares MSCI Emerging Markets ETF	$174,588,801
	TOTAL INVESTMENT COMPANIES (Cost $168,387,214)	$174,588,801
SHORT TERM INVESTMENTS - 29.0%
Money Market Funds - 29.0%
25,267,865	Dreyfus Government Cash Management 0.93% (a)	$25,267,865
54,711,673	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	54,711,673
	TOTAL SHORT TERM INVESTMENTS (Cost $79,979,538)	$79,979,538
	TOTAL INVESTMENTS (Cost $248,366,752) - 92.3% (b)	$254,568,339
	Other Assets in Excess of Liabilities - 7.7%	21,350,662
	TOTAL NET ASSETS - 100.0%	$275,919,001

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $185,745,999.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Emerging Markets ETF	1.2889% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/1/2017	2,700,682	$123,280,662	$1,536,287
Total return of iShares MSCI Emerging Markets ETF	1.0389% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	5,641,871	257,150,443	3,691,895
Total return of iShares MSCI Emerging Markets ETF	1.3889% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/4/2017	645,603	29,423,607	404,624
Total return of iShares MSCI Emerging Markets ETF	1.2489% representing 1 month LIBOR rate + spread	Citibank N.A.	12/5/2017	1,966,635	89,428,221	1,430,971
Total return of iShares MSCI Emerging Markets ETF	1.0989% representing 1 month LIBOR rate + spread	BNP Paribas	3/20/2019	3,158,743	143,533,282	2,419,274
					$642,816,215	$9,483,051

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bear 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 83.7%
Money Market Funds - 83.7%
18,669,337	Dreyfus Government Cash Management, 0.93% (a)	$18,669,337
51,800,430	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	51,800,430
	TOTAL SHORT TERM INVESTMENTS (Cost $70,469,767) (b)	$70,469,767
	TOTAL INVESTMENTS (Cost $70,469,767) - 83.7%	$70,469,767
	Other Assets in Excess of Liabilities - 16.3%	13,696,087
	TOTAL NET ASSETS - 100.0%	$84,165,854

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $70,469,767.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.0389% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	Citibank N.A.	3/22/2018	1,699,921	$77,017,741	$(1,565,054)
0.9389% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	UBS Securities LLC	3/26/2018	859,477	39,000,576	(747,986)
0.8889% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	BNP Paribas	12/19/2018	2,716,401	111,997,213	(13,282,310)
0.8889% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	BNP Paribas	3/20/2019	180,197	8,023,861	(300,201)
					$236,039,391	$(15,895,551)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI India Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 54.0%
1,610,240	iShares MSCI India ETF	$56,752,909
	TOTAL INVESTMENT COMPANIES (Cost $53,530,472)	$56,752,909
SHORT TERM INVESTMENTS - 20.5%
Money Market Funds - 20.5%
14,553,952	Dreyfus Government Cash Management, 0.93% (a)	$14,553,952
6,962,634	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	6,962,634
	TOTAL SHORT TERM INVESTMENTS (Cost $21,516,586)	$21,516,586
	TOTAL INVESTMENTS - 74.5% (b) (Cost $75,047,058)	$78,269,495
	Other Assets in Excess of Liabilities - 25.5%	26,753,778
	TOTAL NET ASSETS - 100.0%	$105,023,273

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $78,269,495.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI India ETF	1.6389% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	12/1/2017	3,981,134	$126,387,164	$13,493,040
Total return of iShares MSCI India ETF	1.7889% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/1/2017	1,366,067	45,930,707	2,025,934
Total return of iShares MSCI India ETF	1.8889% representing 1 month LIBOR rate + spread	Citibank N.A.	3/22/2018	1,982,035	66,644,638	3,134,415
					$238,962,509	$18,653,389

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Japan Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 67.0%
164,301	iShares MSCI Japan ETF	$9,636,254
	TOTAL INVESTMENT COMPANIES (Cost $9,331,493)	$9,636,254
SHORT TERM INVESTMENTS - 22.5%
Money Market Funds - 22.5%
2,423,840	Dreyfus Government Cash Management, 0.93% (a)	$2,423,840
815,238	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	815,238
	TOTAL SHORT TERM INVESTMENTS (Cost $3,239,078)	$3,239,078
	TOTAL INVESTMENTS (Cost $12,570,571) - 89.5% (b)	$12,875,332
	Other Assets in Excess of Liabilities - 10.5%	1,509,810
	TOTAL NET ASSETS - 100.0%	$14,385,142

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $12,875,332.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Japan ETF	1.4389% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	2/16/2018	200,672	$10,143,983	$1,689,421
Total return of iShares MSCI Japan ETF	1.5389% representing 1 month LIBOR rate + spread	Credit Suisse International	3/27/2018	317,317	18,042,597	552,788
Total return of iShares MSCI Japan ETF	1.4889% representing 1 month LIBOR rate + spread	BNP Paribas	7/18/2018	9,503	479,985	72,266
Total return of iShares MSCI Japan ETF	1.4889% representing 1 month LIBOR rate + spread	BNP Paribas	8/15/2018	39,019	1,989,978	278,487
Total return of iShares MSCI Japan ETF	1.4889% representing 1 month LIBOR rate + spread	BNP Paribas	9/19/2018	3,315	171,022	21,758
Total return of iShares MSCI Japan ETF	1.4889% representing 1 month LIBOR rate + spread	BNP Paribas	10/17/2018	1,690	86,326	12,108
					$30,913,891	$2,626,828

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Mexico Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 80.5%
Money Market Funds - 80.5%
2,634,150	Dreyfus Government Cash Management 0.93% (a)(b)	$2,634,150
	TOTAL SHORT TERM INVESTMENTS (Cost $2,634,150)	$2,634,150
	TOTAL INVESTMENTS (Cost $2,634,150) - 80.5%	$2,634,150
	Other Assets in Excess of Liabilities - 19.5%	639,695
	TOTAL NET ASSETS - 100.0%	$3,273,845

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,634,150.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of MSCI Mexico IMI 25/50 Index	1.4900% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	11/27/2018	195,144	$9,890,435	$(73,572)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI South Korea Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 19.9%
32,126	iShares MSCI South Korea Capped ETF	$2,401,740
	TOTAL INVESTMENT COMPANIES (Cost $2,338,180)	$2,401,740
SHORT TERM INVESTMENTS - 61.6%
Money Market Funds - 61.6%
2,985,147	Dreyfus Government Cash Management 0.93% (a)	$2,985,147
4,428,053	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	4,428,053
	TOTAL SHORT TERM INVESTMENTS (Cost $7,413,200)	$7,413,200
	TOTAL INVESTMENTS (Cost $9,751,380) - 81.5% (b)	$9,814,940
	Assets in Excess of Liabilities - 18.5%	2,228,804
	TOTAL NET ASSETS - 100.0%	$12,043,744

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,244,820.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI South Korea Capped ETF	1.7389% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	9/25/2018	209,980	$15,204,958	$473,216
Total return of iShares MSCI South Korea Capped ETF	1.4889% representing 1 month LIBOR rate + spread	BNP Paribas	3/20/2019	241,199	16,132,356	1,850,174
					$31,337,314	$2,323,390

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Russia Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 62.7%
4,104,229	VanEck VectorsTM Russia ETF	$89,431,150
	TOTAL INVESTMENT COMPANIES (Cost $89,497,024)	$89,431,150
SHORT TERM INVESTMENTS - 39.0%
Money Market Funds - 39.0%
41,423,531	Dreyfus Government Cash Management, 0.93% (a)	$41,423,531
14,185,611	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	14,185,611
	TOTAL SHORT TERM INVESTMENTS (Cost $55,609,142)	$55,609,142
	TOTAL INVESTMENTS (Cost $145,106,166) - 101.7% (b)	$145,040,292
	Liabilities in Excess of Other Assets - (1.7)%	(2,457,533)
	TOTAL NET ASSETS - 100.0%	$142,582,759

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $141,611,221.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of VanEck VectorsTM Russia ETF	1.6489% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	12/4/2017	421,997	$9,362,571	$(170,090)
Total return of VanEck VectorsTM Russia ETF	1.4589% representing 1 month LIBOR rate + spread	BNP Paribas	12/19/2017	2,581,840	50,655,701	5,273,727
Total return of VanEck VectorsTM Russia ETF	1.5689% representing 1 month LIBOR rate + spread	Citibank N.A.	2/20/2018	1,833,993	38,201,365	1,478,705
Total return of VanEck VectorsTM Russia ETF	1.6389% representing 1 month LIBOR rate + spread	Credit Suisse International	2/20/2018	4,105,424	81,173,267	7,907,097
Total return of VanEck VectorsTM Russia ETF	1.7389% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	4/25/2018	3,014,485	62,791,723	2,286,377
Total return of iShares MSCI Russia Capped ETF	1.8389% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	6/26/2018	2,350,000	69,385,674	8,317,908
					$311,570,301	$25,093,724

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Russia Bear 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 91.4%
Money Market Funds - 91.4%
13,149,032	Dreyfus Government Cash Management, 0.93% (a)	$13,149,032
15,894,381	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	15,894,381
	TOTAL SHORT TERM INVESTMENTS (Cost $29,043,413) (b)	$29,043,413
	TOTAL INVESTMENTS (Cost $29,043,413) - 91.4%	$29,043,413
	Other Assets in Excess of Liabilities - 8.6%	2,738,831
	TOTAL NET ASSETS - 100.0%	$31,782,244

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $29,043,413.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.1089% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Russia ETF	BNP Paribas	12/19/2017	554,300	$9,515,428	$(2,504,219)
1.1389% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Russia ETF	Credit Suisse International	3/14/2018	540,472	10,753,931	(990,072)
1.1389% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Russia ETF	Deutsche Bank AG London	3/23/2018	1,174,531	25,903,317	318,253
1.2089% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Russia ETF	Citibank N.A.	4/19/2018	1,481,997	29,893,734	(2,276,239)
1.1089% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Russia ETF	BNP Paribas	5/16/2018	624,501	11,076,432	(2,467,709)
					$87,142,842	$(7,919,986)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
COMMON STOCKS - 75.2%
Administrative and Support Services - 0.8%
6,822	ManTech International Corp.	$316,609
Computer and Electronic Product Manufacturing - 17.0%
13,801	Aerojet Rocketdyne Holdings, Inc. (a)	435,836
6,529	Cubic Corp.	356,157
6,553	Engility Holdings, Inc. (a)	220,639
5,487	L3 Technologies, Inc.	1,027,057
8,532	Mercury Systems, Inc. (a)	430,610
6,683	Northrop Grumman Corp.	1,975,027
6,152	Orbital ATK, Inc.	817,785
10,453	Raytheon Co.	1,883,631
		7,146,742
Electrical Equipment, Appliance, and Component Manufacturing - 0.7%
13,345	Axon Enterprise, Inc. (a)	306,535
Fabricated Metal Product Manufacturing - 2.8%
15,312	American Outdoor Brands Corp. (a)	219,421
11,452	BWX Technologies, Inc.	686,204
5,275	Sturm, Ruger & Co, Inc.	261,376
		1,167,001
Machinery Manufacturing - 1.0%
4,712	Esterline Technologies Corp. (a)	446,933
Merchant Wholesalers, Durable Goods - 3.7%
10,998	Hexcel Corp.	667,469
3,881	Huntington Ingalls Industries, Inc.	903,613
		1,571,082
Miscellaneous Manufacturing - 2.4%
19,458	Textron, Inc.	1,026,215
Primary Metal Manufacturing - 2.2%
36,436	Arconic, Inc.	915,272
Professional, Scientific, and Technical Services - 1.7%
4,111	Teledyne Technologies, Inc. (a)	698,706
Transportation Equipment Manufacturing - 42.9%
8,202	AAR Corp.	318,976
5,631	AeroVironment, Inc. (a)	288,082
7,732	Astronics Corp. (a)	265,981
12,560	Boeing Co.	3,240,229
5,721	Curtiss-Wright Corp.	676,508
9,796	General Dynamics Corp.	1,988,392
6,714	HEICO Corp.	510,935
4,692	HEICO Corp. Class A	425,471
8,792	KLX, Inc. (a)	482,329
22,967	Kratos Defense & Security Solutions, Inc. (a)	276,523
7,483	Lockheed Martin Corp.	2,305,961
5,549	Moog, Inc. Class A (a)	486,980
3,992	RBC Bearings, Inc. (a)	494,289
9,273	Rockwell Collins, Inc.	1,257,419
10,576	Spirit AeroSystems Holdings, Inc.	847,138
3,671	TransDigm Group, Inc.	1,018,702
11,916	Triumph Group, Inc.	369,992
21,351	United Technologies Corp.	2,556,996
Shares		Fair Value
Transportation Equipment Manufacturing (continued)
22,808	Wesco Aircraft Holdings, Inc. (a)	$206,412
		18,017,315
	TOTAL COMMON STOCKS (Cost $30,518,194)	$31,612,410
SHORT TERM INVESTMENTS - 23.7%
Money Market Funds - 23.7%
5,037,580	Dreyfus Government Cash Management, 0.93% (b)	$5,037,580
4,925,209	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (b)	4,925,209
	TOTAL SHORT TERM INVESTMENTS (Cost $9,962,789) (c)	$9,962,789
	TOTAL INVESTMENTS (Cost $40,480,983) - 98.9%	$41,575,199
	Other Assets in Excess of Liabilities - 1.1%	456,931
	TOTAL NET ASSETS - 100.0%	$42,032,130

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2017.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,962,789.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Dow Jones U.S. Select Aerospace & Defense Index	1.5889% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	1,922	$41,101,375	$2,092,704
Total return of Dow Jones U.S. Select Aerospace & Defense Index	1.6889% representing 1 month LIBOR rate + spread	Citibank N.A.	12/6/2017	1,244	25,187,907	2,759,892
Total return of Dow Jones U.S. Select Aerospace & Defense Index	1.7389% representing 1 month LIBOR rate + spread	BNP Paribas	5/15/2019	1,030	23,168,624	5,564
Total return of Dow Jones U.S. Select Aerospace & Defense Index	1.7389% representing 1 month LIBOR rate + spread	BNP Paribas	5/15/2019	3	67,511	(13)
					$89,525,417	$4,858,147

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Energy Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 48.9%
3,466,957	Energy Select Sector SPDR® Fund	$235,441,050
	TOTAL INVESTMENT COMPANIES (Cost $251,344,143)	$235,441,050
SHORT TERM INVESTMENTS - 39.2%
Money Market Funds - 39.2%
95,993,847	Dreyfus Government Cash Management, 0.93% (a)	$95,993,847
92,646,340	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	92,646,340
	TOTAL SHORT TERM INVESTMENTS (Cost $188,640,187)	$188,640,187
	TOTAL INVESTMENTS (Cost $439,984,330) - 88.1% (b)	$424,081,237
	Other Assets in Excess of Liabilities - 11.9%	57,048,344
	TOTAL NET ASSETS - 100.0%	$481,129,581

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $284,992,729.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Energy Select Sector Index	1.6889% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/1/2017	300,000	$199,125,000	$7,051,059
Total return of Energy Select Sector Index	1.6389% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/1/2017	470,000	309,567,852	13,534,818
Total return of Energy Select Sector Index	1.5589% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	445,761	287,378,913	18,500,768
Total return of Energy Select Sector Index	1.5989% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	12/4/2017	195,462	126,666,771	7,288,768
Total return of Energy Select Sector Index	1.6889% representing 1 month LIBOR rate + spread	Citibank N.A.	12/5/2017	350,000	230,062,000	10,462,432
					$1,152,800,536	$56,837,845

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Energy Bear 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 66.7%
Money Market Funds - 66.7%
10,616,455	Dreyfus Government Cash Management, 0.93% (a)	$10,616,455
25,062,824	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	25,062,824
	TOTAL SHORT TERM INVESTMENTS (Cost $35,679,279) (b)	$35,679,279
	TOTAL INVESTMENTS (Cost $35,679,279) - 66.7%	$35,679,279
	Other Assets in Excess of Liabilities - 33.3%	17,774,746
	TOTAL NET ASSETS - 100.0%	$53,454,025

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $35,679,279.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.1389% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	Credit Suisse International	12/4/2017	161,477	$106,810,273	$(4,120,756)
1.1389% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	Deutsche Bank AG London	12/4/2017	72,336	49,803,015	202,764
					$156,613,288	$(3,917,992)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
COMMON STOCKS - 60.0%
Accommodation - 0.2%
130,035	Host Hotels & Resorts, Inc.	$2,543,485
25,585	Park Hotels & Resorts, Inc.	736,592
		3,280,077
Administrative and Support Services - 4.4%
20,861	Broadridge Financial Solutions, Inc.	1,792,377
95,800	Colony NorthStar, Inc.	1,176,424
20,958	CoreCivic, Inc.	516,824
21,207	Equifax, Inc.	2,301,596
46,736	Iron Mountain, Inc.	1,869,440
29,617	Moody's Corp.	4,217,757
48,417	Navient Corp.	603,276
201,960	PayPal Holdings, Inc. (a)	14,654,218
32,311	Total System Services, Inc.	2,328,007
26,705	TransUnion (a)	1,401,745
329,712	Visa, Inc. Class A	36,261,726
		67,123,390
Amusement, Gambling, and Recreation Industries - 0.2%
27,032	Global Payments, Inc.	2,809,976
Computer and Electronic Product Manufacturing - 0.0% (†)
15,044	CoreLogic, Inc. (a)	705,564
Credit Intermediation and Related Activities - 24.3%
80,365	Ally Financial, Inc.	2,099,937
130,945	American Express Co.	12,507,866
26,697	Ameriprise Financial, Inc.	4,179,148
26,946	Associated Banc-Corp	681,734
1,759,175	Bank of America Corp.	48,183,803
7,501	Bank of Hawaii Corp.	612,157
179,819	Bank of New York Mellon Corp.	9,251,688
21,428	Bank of the Ozarks, Inc.	998,973
18,539	BankUnited, Inc.	646,084
144,478	BB&T Corp.	7,114,097
4,439	BOK Financial Corp.	383,840
85,775	Capital One Financial Corp.	7,906,739
24,093	CIT Group, Inc.	1,123,216
486,465	Citigroup, Inc.	35,755,177
89,288	Citizens Financial Group, Inc.	3,393,837
31,414	Comerica, Inc.	2,468,198
15,895	Commerce Bancshares, Inc.	924,453
1,990	Credit Acceptance Corp. (a)	570,593
66,142	Discover Financial Services	4,400,427
25,590	East West Bancorp, Inc.	1,531,306
8,925	Euronet Worldwide, Inc. (a)	862,512
57,159	F.N.B. Corp.	771,075
58,574	Fidelity National Information Services, Inc.	5,433,324
133,822	Fifth Third Bancorp	3,867,456
9,457	First Hawaiian, Inc.	276,523
41,175	First Horizon National Corp.	772,855
27,867	First Republic Bank	2,714,246
16,347	FleetCor Technologies, Inc. (a)	2,701,669
192,464	Huntington Bancshares, Inc.	2,656,003
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
631,118	JPMorgan Chase & Co.	$63,496,782
194,558	KeyCorp	3,550,683
25,771	M&T Bank Corp.	4,297,830
168,077	MasterCard, Inc. Class A	25,004,815
84,672	New York Community Bancorp, Inc.	1,063,480
37,242	Northern Trust Corp.	3,482,872
9,480	OneMain Holdings, Inc. (a)	301,180
22,975	PacWest Bancorp	1,110,152
60,958	People's United Financial, Inc.	1,137,476
12,930	Pinnacle Financial Partners, Inc.	855,966
86,302	PNC Financial Services Group, Inc.	11,805,251
17,920	Popular, Inc.	657,306
11,809	Prosperity Bancshares, Inc.	776,796
214,247	Regions Financial Corp.	3,316,544
26,294	Santander Consumer USA Holdings, Inc. (a)	437,532
9,615	Signature Bank (a)	1,250,046
76,727	SLM Corp. (a)	812,539
66,763	State Street Corp.	6,142,196
86,164	SunTrust Banks, Inc.	5,187,934
9,336	SVB Financial Group (a)	2,047,198
142,093	Synchrony Financial	4,635,074
21,541	Synovus Financial Corp.	1,009,196
28,264	TCF Financial Corp.	514,970
9,348	TFS Financial Corp.	144,146
282,375	U.S. Bancorp	15,355,552
16,307	Webster Financial Corp.	896,722
801,562	Wells Fargo & Co.	44,999,691
17,344	Western Alliance Bancorp (a)	967,795
83,994	Western Union Co.	1,668,121
35,689	Zions Bancorporation	1,658,111
		373,372,892
Data Processing, Hosting and Related Services - 0.5%
6,584	Dun & Bradstreet Corp.	769,209
80,921	First Data Corp. (a)	1,441,203
37,771	Fiserv, Inc. (a)	4,888,700
6,967	WEX, Inc. (a)	861,052
		7,960,164
Forestry and Logging - 0.0% (†)
22,876	Rayonier, Inc.	685,822
Funds, Trusts, and Other Financial Vehicles - 0.1%
67,619	AGNC Investment Corp.	1,361,171
33,338	Chimera Investment Corp.	610,085
		1,971,256
Insurance Carriers and Related Activities - 12.6%
69,239	Aflac, Inc.	5,808,460
2,642	Alleghany Corp. (a)	1,495,953
64,927	Allstate Corp.	6,094,048
12,502	American Financial Group, Inc.	1,318,836
160,611	American International Group, Inc.	10,377,077

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued

October 31, 2017

Shares		Fair Value
Insurance Carriers and Related Activities (continued)
1,318	American National Insurance Co.	$160,440
46,424	Aon PLC	6,658,594
22,715	Arch Capital Group Ltd. (a)	2,263,323
31,672	Arthur J. Gallagher & Co.	2,005,788
10,572	Aspen Insurance Holdings Ltd.	453,539
9,727	Assurant, Inc.	979,023
20,887	Assured Guaranty Ltd.	774,908
19,120	Athene Holding Ltd. (a)	996,726
14,578	Axis Capital Holdings Ltd.	792,897
343,303	Berkshire Hathaway, Inc. Class B (a)	64,177,063
14,847	Brighthouse Financial, Inc. (a)	923,186
20,870	Brown & Brown, Inc.	1,040,161
82,959	Chubb Limited	12,511,876
27,399	Cincinnati Financial Corp.	1,922,588
4,812	CNA Financial Corp.	260,474
4,389	Erie Indemnity Co. Class A	530,191
7,234	Everest Re Group Ltd.	1,717,713
19,141	First American Financial Corp.	1,041,653
7,555	Hanover Insurance Group, Inc.	743,261
65,081	Hartford Financial Services Group, Inc.	3,582,709
39,399	Lincoln National Corp.	2,985,656
49,579	Loews Corp.	2,454,656
2,425	Markel Corp. (a)	2,629,427
91,692	Marsh & McLennan Companies, Inc.	7,420,634
4,854	Mercury General Corp.	271,678
161,332	MetLife, Inc.	8,644,169
43,398	Old Republic International Corp.	880,545
47,495	Principal Financial Group, Inc.	3,127,546
9,340	ProAssurance Corp.	523,507
103,293	Progressive Corp.	5,025,204
76,499	Prudential Financial, Inc.	8,450,079
11,429	Reinsurance Group of America, Inc.	1,707,264
7,130	RenaissanceRe Holdings Ltd.	986,507
20,545	Torchmark Corp.	1,728,451
49,175	Travelers Companies, Inc.	6,513,229
40,211	Unum Group	2,092,580
13,732	Validus Holdings Ltd.	715,163
32,038	Voya Financial, Inc.	1,286,646
16,954	W.R. Berkley Corp.	1,162,705
779	White Mountains Insurance Group Ltd.	692,648
22,536	Willis Towers Watson PLC	3,630,099
44,829	XL Group Ltd.	1,814,230
		193,373,110
Management of Companies and Enterprises - 0.1%
10,141	Cullen/Frost Bankers, Inc.	998,889
Professional, Scientific, and Technical Services - 0.6%
8,637	Alliance Data Systems Corp.	1,932,356
21,676	Extra Space Storage, Inc.	1,768,545
6,866	FactSet Research System, Inc.	1,303,647
13,777	Jack Henry & Associates, Inc.	1,517,261
Shares		Fair Value
Professional, Scientific, and Technical Services (continued)
14,743	Lamar Advertising Co.	$1,038,497
15,705	LPL Investment Holdings, Inc.	779,125
24,637	Outfront Media, Inc.	577,738
		8,917,169
Publishing Industries (except Internet) - 0.1%
43,277	Square, Inc. (a)	1,609,472
Real Estate - 8.8%
16,477	Alexandria Real Estate Equities, Inc.	2,042,489
23,807	American Campus Communities, Inc.	989,895
42,696	American Homes 4 Rent	908,571
75,306	American Tower Corp.	10,819,213
203,532	Annaly Capital Management, Inc.	2,332,477
27,785	Apartment Investment & Management Co. Class A	1,221,984
37,368	Apple Hospitality REIT, Inc.	707,750
24,539	AvalonBay Communities, Inc.	4,449,657
27,438	Boston Properties, Inc.	3,324,937
30,732	Brandywine Realty Trust	537,503
54,344	Brixmor Property Group, Inc.	949,390
16,172	Camden Property Trust	1,475,533
52,313	CBRE Group, Inc. Class A (a)	2,056,947
21,786	Columbia Property Trust, Inc.	481,035
6,030	CoreSite Realty Corp.	667,823
17,715	Corporate Office Properties Trust	565,640
32,036	CubeSmart	872,020
16,400	DCT Industrial Trust, Inc.	951,528
55,044	DDR Corp.	422,187
36,388	Digital Realty Trust, Inc.	4,309,795
25,824	Douglas Emmett, Inc.	1,027,537
63,300	Duke Realty Corp.	1,802,784
22,659	Empire State Realty Trust, Inc.	454,313
11,163	EPR Properties	772,256
21,441	Equity Commonwealth (a)	644,302
14,478	Equity Lifestyle Properties, Inc.	1,281,013
63,529	Equity Residential	4,272,961
11,644	Essex Property Trust, Inc.	3,055,735
12,805	Federal Realty Investment Trust	1,543,259
44,855	Forest City Realty Trust, Inc.	1,104,779
35,752	Gaming & Leisure Properties, Inc.	1,306,378
109,761	GGP, Inc.	2,135,949
83,633	HCP, Inc.	2,161,077
35,335	Healthcare Trust of America, Inc. Class A	1,061,817
18,100	Highwoods Properties, Inc.	924,005
28,893	Hospitality Properties Trust	825,762
6,057	Howard Hughes Corp. (a)	773,055
27,798	Hudson Pacific Properties, Inc.	940,128
15,667	Invitation Homes, Inc.	353,604
15,320	JBG SMITH Properties (a)	478,137
8,031	Jones Lang LaSalle, Inc.	1,039,934
17,171	Kilroy Realty Corp.	1,223,090

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued

October 31, 2017

Shares		Fair Value
Real Estate (continued)
73,534	Kimco Realty Corp.	$1,335,377
26,185	Liberty Property Trust	1,122,813
8,152	Life Storage, Inc.	658,845
24,357	Macerich Co.	1,329,892
64,432	Medical Properties Trust, Inc.	852,435
70,208	MFA Financial, Inc.	578,514
20,179	Mid-America Apartment Communities, Inc.	2,065,321
26,450	National Retail Properties, Inc.	1,062,761
54,632	New Residential Investment Corp.	963,162
34,633	Omega Healthcare Investors, Inc.	999,508
35,301	Paramount Group, Inc.	561,992
25,781	Piedmont Office Realty Trust, Inc. Class A	498,605
93,944	Prologis, Inc.	6,066,903
26,375	Public Storage	5,466,219
23,910	Realogy Holdings Corp.	773,010
48,653	Realty Income Corp.	2,611,206
26,554	Regency Centers Corp.	1,634,399
41,109	Retail Properties of America, Inc. Class A	502,352
41,883	Senior Housing Properties Trust	770,647
55,422	Simon Property Group, Inc.	8,608,699
17,173	SL Green Realty Corp.	1,643,113
86,127	Spirit Reality Capital, Inc.	715,715
45,391	Starwood Property Trust, Inc.	976,360
13,660	Sun Communities, Inc.	1,232,952
16,392	Tanger Factory Outlet Centers, Inc.	372,918
10,502	Taubman Centers, Inc.	495,904
61,641	Two Harbors Investment Corp.	604,082
47,256	UDR, Inc.	1,833,060
29,452	UNITI GROUP, Inc.	515,410
63,195	Ventas, Inc.	3,965,486
173,955	VEREIT, Inc.	1,372,505
30,630	Vornado Realty Trust	2,292,962
21,368	Weingarten Realty Investors	650,656
65,326	Welltower, Inc.	4,374,229
132,987	Weyerhaeuser Co.	4,775,563
18,785	WP Carey Inc.	1,280,198
9,344	Zillow Group, Inc. Class A (a)	386,001
18,719	Zillow Group, Inc. Class C (a)	772,720
		135,990,743
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 6.8%
10,051	Affiliated Managers Group	1,874,512
40,707	BGC PARTNERS, Inc.	617,525
22,175	BlackRock, Inc.	10,440,655
19,643	CBOE Holdings, Inc.	2,220,838
211,273	Charles Schwab Corp.	9,473,481
60,432	CME Group, Inc.	8,289,457
49,056	E*TRADE Financial Corp. (a)	2,138,351
19,683	Eaton Vance Corp.	993,401
Shares		Fair Value
Securities, Commodity Contracts, and Other Financial Investments and Related Activities (continued)
16,897	Federated Investors, Inc. Class B	$524,990
46,631	FNF Group	1,744,932
59,597	Franklin Resources, Inc.	2,510,822
65,489	Goldman Sachs Group, Inc.	15,879,773
12,342	Interactive Brokers Group, Inc. Class A	666,715
104,254	IntercontinentalExchange, Inc.	6,891,189
71,546	Invesco Ltd. (b)	2,560,631
21,358	Lazard Ltd. Class A	1,015,359
14,905	Legg Mason, Inc.	569,073
6,532	MarketAxess Holdings, Inc.	1,136,568
235,488	Morgan Stanley	11,774,400
3,376	Morningstar, Inc.	287,669
15,820	MSCI, Inc. Class A	1,856,635
20,292	NASDAQ OMX Group, Inc.	1,474,214
22,879	Raymond James Financial, Inc.	1,939,682
45,978	S&P Global, Inc.	7,194,178
23,836	SEI Investments Co.	1,537,660
30,344	Store Capital Corp.	749,193
41,949	T. Rowe Price Group, Inc.	3,897,062
45,194	TD Ameritrade Holding Corp.	2,259,248
28,596	Vantiv, Inc. Class A (a)	2,001,720
		104,519,933
Telecommunications - 1.2%
71,668	Crown Castle International Corp.	7,674,209
15,415	CyrusOne, Inc.	946,327
13,843	Equinix, Inc.	6,416,231
21,394	SBA Communications Corp. (a)	3,362,709
		18,399,476
Wood Product Manufacturing - 0.1%
57,601	Leucadia National Corp.	1,457,305
	TOTAL COMMON STOCKS (Cost $877,158,591)	$923,175,238
SHORT TERM INVESTMENTS - 36.8%
Money Market Funds - 36.8%
381,443,242	Dreyfus Government Cash Management, 0.93% (b)	$381,443,242
183,786,990	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (b)	183,786,990
	TOTAL SHORT TERM INVESTMENTS (Cost $565,230,232) (c)	$565,230,232
	TOTAL INVESTMENTS (Cost $1,442,388,823) - 96.8%	$1,488,405,470
	Other Assets in Excess of Liabilities - 3.2%	49,606,194
	TOTAL NET ASSETS - 100.0%	$1,538,011,664

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued

October 31, 2017

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2017.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $565,230,232.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Russell 1000® Financial Services Index	1.8889% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/1/2017	415,523	$642,550,224	$71,742,477
Total return of Russell 1000® Financial Services Index	1.5889% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/1/2017	329,096	528,964,539	37,158,099
Total return of Russell 1000® Financial Services Index	1.8389% representing 1 month LIBOR rate + spread	Citibank N.A.	12/5/2017	564,373	881,004,050	89,106,907
Total return of Russell 1000® Financial Services Index	1.8389% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	5/18/2018	603,182	956,568,410	80,605,523
Total return of Russell 1000® Financial Services Index	1.6389% representing 1 month LIBOR rate + spread	BNP Paribas	12/19/2018	140,863	217,825,613	24,621,793
Total return of Russell 1000® Financial Services Index	1.6389% representing 1 month LIBOR rate + spread	BNP Paribas	3/20/2019	32,758	52,586,324	3,751,371
Total return of Russell 1000® Financial Services Index	1.6389% representing 1 month LIBOR rate + spread	BNP Paribas	4/17/2019	63,217	107,160,705	1,428,574
					$3,386,659,865	$308,414,744

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 88.4%
Money Market Funds - 88.4%
57	Dreyfus Government Cash Management, 0.93% (a)	$57
158,087,607	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	158,087,607
	TOTAL SHORT TERM INVESTMENTS (Cost $158,087,664) (b)	$158,087,664
	TOTAL INVESTMENTS (Cost $158,087,664) - 88.4%	$158,087,664
	Other Assets in Excess of Liabilities - 11.6%	20,662,612
	TOTAL NET ASSETS - 100.0%	$178,750,276

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $158,087,664.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.2889% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Financial Services Index	UBS Securities LLC	12/1/2017	149,973	$233,432,031	$(24,997,150)
1.1589% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Financial Services Index	BNP Paribas	8/15/2018	134,609	205,497,023	(27,456,449)
1.1589% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Financial Services Index	BNP Paribas	3/20/2019	2,160	3,444,332	(277,938)
1.1589% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Financial Services Index	BNP Paribas	4/17/2019	9,504	16,129,984	(211,165)
1.1589% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Financial Services Index	BNP Paribas	5/15/2019	3,649	6,272,726	5,253
1.1589% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Financial Services Index	BNP Paribas	5/15/2019	12,315	20,975,018	(190,258)
					$485,751,114	$(53,127,707)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Index Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 46.0%
27,362,904	VanEck VectorsTM Gold Miners ETF	$615,118,082
	TOTAL INVESTMENT COMPANIES (Cost $639,974,601)	$615,118,082
SHORT TERM INVESTMENTS - 55.1%
Money Market Funds - 55.1%
320,626,279	Dreyfus Government Cash Management 0.93% (a)	$320,626,279
306,832,146	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	306,832,146
110,030,291	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.93% (a)	110,030,291
	TOTAL SHORT TERM INVESTMENTS (Cost $737,488,716) (b)	$737,488,716
	TOTAL INVESTMENTS (Cost $1,377,463,317) - 101.1%	$1,352,606,798
	Liabilities in Excess of Other Assets - (1.1)%	(14,911,341)
	TOTAL NET ASSETS - 100.0%	$1,337,695,457

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $737,488,716.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of VanEck VectorsTM Gold Miners ETF	1.8889% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/1/2017	11,623,430	$286,750,018	$(26,245,025)
Total return of Solactive Custom Gold Miners Index	2.1889% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/1/2017	700,000	472,115,000	(44,641,231)
Total return of iShares MSCI Global Gold Miners ETF	2.1889% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/1/2017	1,500,000	30,015,000	(3,191,497)
Total return of iShares MSCI Global Gold Miners ETF	1.8889% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	2,300,000	46,023,000	(4,879,160)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Index Bull 3X Shares

Long Total Return Swap Contracts, continued

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of VanEck VectorsTM Gold Miners ETF	1.3489% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	10,182,055	$245,220,200	$(16,726,336)
Total return of Solactive Custom Gold Miners Index	1.8389% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	750,000	505,837,500	(47,641,215)
Total return of VanEck VectorsTM Gold Miners ETF	1.4389% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	12/4/2017	4,214,275	95,794,393	(1,129,445)
Total return of Solactive Custom Gold Miners Index	2.1589% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	12/4/2017	650,000	438,392,500	(41,383,547)
Total return of iShares MSCI Global Gold Miners ETF	2.1589% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	12/4/2017	2,150,000	43,021,500	(4,561,416)
Total return of iShares MSCI Global Gold Miners ETF	1.8389% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/4/2017	2,550,000	51,025,500	(5,406,095)
Total return of VanEck VectorsTM Gold Miners ETF	1.9389% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/4/2017	6,635,590	163,700,005	(14,963,560)
Total return of iShares MSCI Global Gold Miners ETF	2.0389% representing 1 month LIBOR rate + spread	Citibank N.A.	12/5/2017	1,650,000	33,016,500	(3,507,008)
Total return of Solactive Custom Gold Miners Index	1.9389% representing 1 month LIBOR rate + spread	Citibank N.A.	12/5/2017	40,000	26,978,000	(2,544,537)
Total return of Solactive Custom Gold Miners Index	1.0389% representing 1 month LIBOR rate + spread	Morgan Stanley Capital Services	12/5/2017	535,000	360,830,750	(33,591,162)
Total return of VanEck VectorsTM Gold Miners ETF	1.7889% representing 1 month LIBOR rate + spread	Citibank N.A.	12/5/2017	29,386,547	693,623,024	(33,941,431)
Total return of VanEck VectorsTM Gold Miners ETF	1.9289% representing 1 month LIBOR rate + spread	BNP Paribas	3/20/2019	5,094,688	125,685,953	(11,513,105)
Total return of VanEck VectorsTM Gold Miners ETF	1.9289% representing 1 month LIBOR rate + spread	BNP Paribas	4/17/2019	2,286,901	54,444,572	(3,095,581)
Total return of VanEck VectorsTM Gold Miners ETF	1.9289% representing 1 month LIBOR rate + spread	BNP Paribas	5/15/2019	798,880	18,243,902	(290,947)
					$3,690,717,317	$(299,252,298)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Index Bear 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 63.4%
Money Market Funds - 63.4%
129,753,454	Dreyfus Government Cash Management 0.93% (a)	$129,753,454
113,338,858	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	113,338,858
	TOTAL SHORT TERM INVESTMENTS (Cost $243,092,312) (b)	$243,092,312
	TOTAL INVESTMENTS (Cost $243,092,312) - 63.4%	$243,092,312
	Other Assets in Excess of Liabilities - 36.6%	140,238,261
	TOTAL NET ASSETS - 100.0%	$383,330,573

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $243,092,312.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.4389% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Gold Miners ETF	UBS Securities LLC	11/20/2017	10,123,156	$234,620,863	$7,908,402
1.1389% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Gold Miners ETF	Credit Suisse International	12/4/2017	10,075,870	235,386,318	9,361,618
1.5189% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Gold Miners ETF	Citibank N.A.	3/12/2018	15,915,425	381,625,405	24,339,539
1.0389% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Gold Miners ETF	Deutsche Bank AG London	4/2/2018	5,062,227	114,213,369	438,316
1.2389% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Gold Miners ETF	Bank of America Merrill Lynch	4/25/2018	6,631,495	156,527,915	7,989,988
1.5789% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Gold Miners ETF	BNP Paribas	3/20/2019	6,300	152,540	13,519
1.5789% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Gold Miners ETF	BNP Paribas	4/17/2019	1,000,000	23,712,884	1,251,089
1.5789% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Gold Miners ETF	BNP Paribas	5/15/2019	2,343,520	54,742,356	2,089,935
					$1,200,981,650	$53,392,406

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 55.8%
987,952	Health Care Select Sector SPDR® Fund	$80,132,787
	TOTAL INVESTMENT COMPANIES (Cost $76,435,776)	$80,132,787
SHORT TERM INVESTMENTS - 41.6%
Money Market Funds - 41.6%
38,699,874	Dreyfus Government Cash Management, 0.93% (a)	$38,699,874
20,976,802	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	20,976,802
	TOTAL SHORT TERM INVESTMENTS (Cost $59,676,676)	$59,676,676
	TOTAL INVESTMENTS (Cost $136,112,452) - 97.4% (b)	$139,809,463
	Other Assets in Excess of Liabilities - 2.6%	3,757,166
	TOTAL NET ASSETS - 100.0%	$143,566,629

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $139,809,463.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Health Care Select Sector Index	1.6389% representing 1 month LIBOR rate + spread	UBS Securities LLC	11/24/2017	182,007	$139,845,298	$8,346,872
Total return of Health Care Select Sector Index	1.6389% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	39,504	31,178,865	1,053,736
Total return of Health Care Select Sector Index	1.7889% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/4/2017	200,000	154,196,037	8,503,498
Total return of Health Care Select Sector Index	1.6389% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	9/24/2018	9,132	7,462,787	(29,053)
					$332,682,987	$17,875,053

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
COMMON STOCKS - 72.3%
Building Material and Garden Equipment and Supplies Dealers - 5.3%
9,786	Lowe's Companies, Inc.	$782,391
4,627	Lumber Liquidators Holdings, Inc. (a)	142,419
6,961	The Home Depot, Inc.	1,153,994
		2,078,804
Chemical Manufacturing - 0.9%
3,046	Trex Company, Inc. (a)	333,385
Construction of Buildings - 45.2%
9,736	Beazer Homes USA, Inc. (a)	204,261
19,992	CalAtlantic Group, Inc.	986,405
81,593	D.R. Horton, Inc.	3,607,227
38,138	Hovnanian Enterprises, Inc. (a)	92,294
22,421	KB Home	615,008
2,854	Lennar Corp.	136,849
49,233	Lennar Corp. Class A	2,740,801
4,904	LGI Homes, Inc. (a)	295,858
11,393	M.D.C Holdings, Inc.	421,997
7,199	M/I Homes, Inc. (a)	240,447
10,299	Meritage Homes Corp. (a)	501,561
847	NVR, Inc. (a)(b)	2,779,320
68,714	PulteGroup, Inc.	2,077,224
19,754	Taylor Morrison Home Corp. (a)	477,059
38,078	Toll Brothers, Inc.	1,753,111
40,553	TRI Pointe Group, Inc. (a)	717,383
6,810	William Lyon Homes (a)	188,978
		17,835,783
Fabricated Metal Product Manufacturing - 1.1%
11,033	PGT Innovations, Inc. (a)	155,565
4,894	Simpson Manufacturing Company, Inc.	272,792
		428,357
Furniture and Home Furnishings Stores - 0.4%
4,185	Floor & Decor Holdings, Inc. (a)	157,775
Furniture and Related Product Manufacturing - 0.4%
5,297	Ethan Allen Interiors, Inc.	157,586
Management of Companies and Enterprises - 0.2%
9,031	Tile Shop Holdings, Inc.	77,215
Merchant Wholesalers, Durable Goods - 6.4%
5,757	Beacon Roofing Supply, Inc. (a)	318,995
14,414	Builders FirstSource, Inc. (a)	259,740
6,150	Fortune Brands Home & Security, Inc.	406,269
7,124	Leggett & Platt, Inc.	336,680
2,035	Lennox International, Inc.	388,950
1,819	Mohawk Industries, Inc. (a)	476,142
2,016	Watsco, Inc.	335,805
		2,522,581
Merchant Wholesalers, Nondurable Goods - 1.7%
1,646	The Sherwin Williams Co.	650,417
Shares		Fair Value
Nonmetallic Mineral Product Manufacturing - 2.5%
3,020	Eagle Materials, Inc.	$318,821
4,906	Owens Corning	405,677
7,959	USG Corp. (a)	273,233
		997,731
Primary Metal Manufacturing - 0.4%
7,703	Quanex Building Products Corp.	169,081
Specialty Trade Contractors - 2.6%
5,794	Installed Building Products, Inc. (a)	403,842
9,471	TopBuild Corp. (a)	624,991
		1,028,833
Wood Product Manufacturing - 5.2%
2,178	American Woodmark Corp. (a)	210,395
2,343	Cavco Industries, Inc. (a)	367,616
5,834	JELD-WEN Holding, Inc. (a)	215,158
10,612	Louisiana-Pacific Corp. (a)	288,434
11,289	Masco Corp.	449,528
3,397	Masonite International Corp. (a)	227,939
2,432	Universal Forest Products, Inc.	274,573
		2,033,643
	TOTAL COMMON STOCKS (Cost $26,541,156)	$28,471,191
SHORT TERM INVESTMENTS - 18.8%
Money Market Funds - 18.8%
2,613,122	Dreyfus Government Cash Management, 0.93% (a)	$2,613,122
4,821,945	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	4,821,945
	TOTAL SHORT TERM INVESTMENTS (Cost $7,435,067) (b)	$7,435,067
	TOTAL INVESTMENTS - 91.1% (Cost $33,976,223)	$35,906,258
	Other Assets in Excess of Liabilities - 8.9%	3,521,753
	TOTAL NET ASSETS - 100.0%	$39,428,011

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,435,067.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Dow Jones U.S. Select Home Construction Index	1.4889% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/1/2017	1,735	$10,381,542	$1,899,930
Total return of Dow Jones U.S. Select Home Construction Index	1.6389% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/1/2017	5,971	41,544,584	794,344
Total return of Dow Jones U.S. Select Home Construction Index	1.6389% representing 1 month LIBOR rate + spread	Credit Suisse International	3/19/2018	2,385	15,008,771	1,887,387
Total return of Dow Jones U.S. Select Home Construction Index	1.4389% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	11/19/2018	2,574	15,853,832	2,382,096
					$82,788,729	$6,963,757

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 70.5%
30,500	Industrial Select Sector SPDR® Fund	$2,181,665
	TOTAL INVESTMENT COMPANIES (Cost $2,099,849)	$2,181,665
SHORT TERM INVESTMENTS - 16.1%
Money Market Funds - 16.1%
109,143	Dreyfus Government Cash Management, 0.93% (a)	$109,143
387,178	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	387,178
	TOTAL SHORT TERM INVESTMENTS (Cost $496,321)	$496,321
	TOTAL INVESTMENTS (Cost $2,596,170) - 86.6% (b)	$2,677,986
	Other Assets in Excess of Liabilities - 13.4%	415,052
	TOTAL NET ASSETS - 100.0%	$3,093,038

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,677,986.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Industrial Select Sector Index	1.6421% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/1/2017	207	$148,816	$(594)
Total return of Industrial Select Sector Index	1.6389% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	9,705	6,671,820	282,212
					$6,820,636	$281,618

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 46.7%
10,975,424	VanEck VectorsTM Junior Gold Miners ETF	$351,103,814
	TOTAL INVESTMENT COMPANIES (Cost $375,842,599)	$351,103,814
SHORT TERM INVESTMENTS - 64.9%
Money Market Funds - 64.9%
186,783,857	Dreyfus Government Cash Management, 0.93% (a)	$186,783,857
270,585,353	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	270,585,353
30,381,339	Morgan Stanley Institutional Global Liquidity Treasury Fund 0.93% (a)	30,381,339
	TOTAL SHORT TERM INVESTMENTS (Cost $487,750,549)	$487,750,549
	TOTAL INVESTMENTS - 111.6% (b) (Cost $863,593,148)	$838,854,363
	Liabilities in Excess of Other Assets - (11.6)%	(87,007,988)
	TOTAL NET ASSETS - 100.0%	$751,846,375

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $820,525,405.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of VanEck VectorsTM Junior Gold Miners ETF	2.1189% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/1/2017	12,200,000	$440,219,949	$(51,147,243)
Total return of Sprott Junior Gold Miners ETF	2.1889% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/1/2017	720,000	26,985,600	(3,684,967)
Total return of VanEck VectorsTM Junior Gold Miners ETF	1.9089% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	9,152,134	328,136,834	(36,132,618)
Total return of Sprott Junior Gold Miners ETF	1.8389% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	700,000	26,236,000	(3,572,573)
Total return of VanEck VectorsTM Junior Gold Miners ETF	2.0689% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	12/4/2017	10,632,484	357,394,318	(17,580,843)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bull 3X Shares

Long Total Return Swap Contracts, continued

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Sprott Junior Gold Miners ETF	2.1589% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	12/4/2017	900,000	$33,732,000	$(4,597,206)
Total return of VanEck VectorsTM Junior Gold Miners ETF	2.0389% representing 1 month LIBOR rate + spread	Citibank N.A.	12/5/2017	9,485,487	336,401,452	(33,677,060)
Total return of Sprott Junior Gold Miners ETF	2.0389% representing 1 month LIBOR rate + spread	Citibank N.A.	12/5/2017	600,000	22,488,000	(3,068,327)
Total return of VanEck VectorsTM Junior Gold Miners ETF	2.1389% representing 1 month LIBOR rate + spread	Morgan Stanley Capital Services	12/5/2017	2,500,000	90,850,000	(11,139,159)
Total return of VanEck VectorsTM Junior Gold Miners ETF	2.0889% representing 1 month LIBOR rate + spread	BNP Paribas	3/20/2019	12,600,000	457,659,382	(55,905,104)
					$2,120,103,535	$(220,505,100)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bear 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 62.9%
Money Market Funds - 62.9%
11,304,392	Dreyfus Government Cash Management, 0.93% (a)	$11,304,392
49,333,466	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	49,333,466
11,811,929	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.93% (a)	11,811,929
	TOTAL SHORT TERM INVESTMENTS (Cost $72,449,787) (b)	$72,449,787
	TOTAL INVESTMENTS (Cost $72,449,787) - 62.9%	$72,449,787
	Other Assets in Excess of Liabilities - 37.1%	42,823,855
	TOTAL NET ASSETS - 100.0%	$115,273,642

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $72,449,787.

Short Equity Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.4389% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	UBS Securities LLC	12/1/2017	1,800,000	$58,575,764	$1,209,415
1.5189% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	Citibank N.A.	12/4/2017	1,150,611	39,759,124	3,007,184
1.3889% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	Morgan Stanley Capital Services	1/10/2018	1,300,000	40,637,871	(1,019,700)
1.1389% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	Deutsche Bank AG London	5/24/2018	1,105,219	36,234,197	885,333
1.1389% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	Credit Suisse International	6/4/2018	2,754,999	93,110,982	5,133,685
1.5789% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	9/19/2018	918,030	31,101,841	560,420
1.5789% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	12/19/2018	500,000	16,281,743	374,044

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bear 3X Shares

Short Equity Swap Contracts, continued

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.5789% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	2/20/2019	581,970	$19,297,440	$741,822
1.5789% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	3/20/2019	700,000	24,870,537	2,520,348
					$359,869,499	$13,412,551

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 61.5%
519,207	Vanguard REIT ETF	$42,678,815
	TOTAL INVESTMENT COMPANIES (Cost $43,778,204)	$42,678,815
SHORT TERM INVESTMENTS - 24.8%
Money Market Funds - 24.8%
14,009,672	Dreyfus Government Cash Management, 0.93% (a)	$14,009,672
3,221,142	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	3,221,142
	TOTAL SHORT TERM INVESTMENTS (Cost $17,230,814)	$17,230,814
	TOTAL INVESTMENTS (Cost $61,009,018) - 86.3% (b)	$59,909,629
	Other Assets in Excess of Liabilities - 13.7%	9,543,431
	TOTAL NET ASSETS - 100.0%	$69,453,060

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $50,482,604.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of MSCI US REIT IndexSM	1.6389% representing 1 month LIBOR rate + spread	Citibank N.A.	1/8/2018	46,182	$52,429,876	$575,716
Total return of MSCI US REIT IndexSM	1.5589% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	4/16/2018	88,073	101,344,792	129,148
Total return of MSCI US REIT IndexSM	1.4889% representing 1 month LIBOR rate + spread	BNP Paribas	8/15/2018	11,005	12,653,986	150,241
					$166,428,654	$855,105

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bear 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 64.7%
Money Market Funds - 64.7%
10,273,281	Dreyfus Government Cash Management, 0.93% (a)	$10,273,281
4,725	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	4,725
	TOTAL SHORT TERM INVESTMENTS (Cost $10,278,006) (b)	$10,278,006
	TOTAL INVESTMENTS (Cost $10,278,006) - 64.7%	$10,278,006
	Other Assets in Excess of Liabilities - 35.3%	5,603,683
	TOTAL NET ASSETS - 100.0%	$15,881,689

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $10,278,006.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.3989% representing 1 month LIBOR rate + spread	Total return of MSCI US REIT IndexSM	Citibank N.A.	11/19/2018	41,773	$47,324,151	$(819,077)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
COMMON STOCKS - 50.9%
Oil and Gas Extraction - 41.5%
42,995	Anadarko Petroleum Corp.	$2,122,663
54,618	Cabot Oil & Gas Corp.	1,512,919
12,670	Cimarex Energy Co.	1,481,503
14,067	Concho Resources, Inc. (a)	1,887,932
30,395	Continental Resources, Inc. (a)	1,237,380
52,880	Devon Energy Corp.	1,951,272
149,569	Encana Corp.	1,749,957
24,670	Enerplus Corp.	226,224
14,303	Enlink Midstream Partners LP	218,979
50,562	Gulfport Energy Corp. (a)	692,699
22,654	Matador Resources Co. (a)	601,464
43,262	Newfield Exploration Co. (a)	1,332,037
64,281	Noble Energy, Inc.	1,791,511
17,793	PDC Energy, Inc. (a)	906,197
70,746	QEP Resources, Inc. (a)	633,177
67,024	Range Resources Corp.	1,213,805
6,558	SandRidge Energy Inc. (a)	123,094
42,460	SM Energy Co.	905,672
183,107	Southwestern Energy Co. (a)	1,016,244
51,551	ULTRA PETROLEUM Corp. (a)	409,315
4,302	Vermilion Energy, Inc.	146,827
		22,160,871
Petroleum and Coal Products Manufacturing - 2.0%
39,654	Murphy Oil Corp.	1,060,744
Support Activities for Mining - 3.0%
49,003	Antero Resources Corp. (a)	950,658
42,504	SRC Energy, Inc. (a)	405,488
12,739	Unit Corp. (a)	238,474
		1,594,620
Utilities - 4.4%
12,477	ANTERO MIDSTREAM GP LP	233,446
23,982	EQT Corp.	1,499,834
10,882	National Fuel Gas Co.	631,700
		2,364,980
	TOTAL COMMON STOCKS (Cost $29,780,600)	$27,181,215
MASTER LIMITED PARTNERSHIPS - 6.6%
Oil and Gas Extraction - 1.3%
18,345	Williams Partners LP	$679,499
Shares		Fair Value
Petroleum and Coal Products Manufacturing - 1.4%
21,061	MPLX LP	$742,611
Pipeline Transportation - 3.5%
10,800	Boardwalk Pipeline Partners LP	151,416
8,568	DCP Midstream Partners LP	283,429
6,423	EQT Midstream Partners LP	469,264
9,271	Spectra Energy Partners LP	399,766
11,228	Western Gas Partners LP	537,709
		1,841,584
Utilities - 0.4%
8,150	Antero Midstream Partners LP	233,905
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $3,658,073)	$3,497,599
SHORT TERM INVESTMENTS - 30.4%
Money Market Funds - 30.4%
11,033,492	Dreyfus Government Cash Management 0.93% (b)	$11,033,492
5,200,357	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (b)	5,200,357
	TOTAL SHORT TERM INVESTMENTS (Cost $16,233,849) (c)	$16,233,849
	TOTAL INVESTMENTS - 87.9% (Cost $49,672,522)	$46,912,663
	Other Assets in Excess of Liabilities - 12.1%	6,429,892
	TOTAL NET ASSETS - 100.0%	$53,342,555

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2017.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $16,233,849.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of ISE-Revere Natural Gas IndexTM	1.5089% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	1,689,531	$41,749,458	$3,334,863
Total return of ISE-Revere Natural Gas IndexTM	1.3889% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	2/9/2018	472,481	13,399,145	(784,770)
Total return of ISE-Revere Natural Gas IndexTM	1.4889% representing 1 month LIBOR rate + spread	BNP Paribas	4/18/2018	133,852	4,193,887	(619,079)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bull 3X Shares

Long Total Return Swap Contracts, continued

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of ISE-Revere Natural Gas IndexTM	1.4889% representing 1 month LIBOR rate + spread	BNP Paribas	9/19/2018	60,300	$1,733,067	$(124,917)
Total return of ISE-Revere Natural Gas IndexTM	1.6389% representing 1 month LIBOR rate + spread	Citibank N.A.	11/19/2018	2,007,686	48,661,777	4,887,332
Total return of ISE-Revere Natural Gas IndexTM	1.4889% representing 1 month LIBOR rate + spread	BNP Paribas	3/20/2019	100,000	2,512,602	157,088
Total return of ISE-Revere Natural Gas IndexTM	1.4889% representing 1 month LIBOR rate + spread	BNP Paribas	4/17/2019	237,362	6,394,390	(56,208)
Total return of ISE-Revere Natural Gas IndexTM	1.4889% representing 1 month LIBOR rate + spread	BNP Paribas	5/15/2019	139,927	3,636,252	103,177
					$122,280,578	$6,897,486

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bear 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 65.8%
Money Market Funds - 65.8%
1,725,793	Dreyfus Government Cash Management, 0.93% (a)	$1,725,793
1,620,212	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	1,620,212
	TOTAL SHORT TERM INVESTMENTS (Cost $3,346,005) (b)	$3,346,005
	TOTAL INVESTMENTS (Cost $3,346,005) - 65.8%	$3,346,005
	Other Assets in Excess of Liabilities - 34.2%	1,740,974
	TOTAL NET ASSETS - 100.0%	$5,086,979

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,346,005.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.1389% representing 1 month LIBOR rate + spread	Total return of ISE-Revere Natural Gas IndexTM	Credit Suisse International	12/4/2017	249,659	$6,437,105	$(231,404)
1.1889% representing 1 month LIBOR rate + spread	Total return of ISE-Revere Natural Gas IndexTM	Citibank N.A.	12/5/2017	321,521	8,628,988	42,150
					$15,066,093	$(189,254)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
COMMON STOCKS - 52.8%
Credit Intermediation and Related Activities - 49.6%
5,225	Associated Banc-Corp	$132,192
2,629	BancorpSouth, Inc.	83,076
1,067	Bank of Hawaii Corp.	87,078
6,870	Bank of the Ozarks, Inc.	320,279
4,501	BankUnited, Inc.	156,860
813	Banner Corp.	46,601
7,661	BB&T Corp.	377,228
707	BOK Financial Corp.	61,134
1,813	Capital Bank Financial Corp.	73,608
2,460	Cathay General Bancorp	102,828
1,366	CenterState Bank Corp.	36,390
809	Central Pacific Financial Corp.	25,176
1,554	Chemical Financial Corp.	81,880
7,713	CIT Group, Inc.	359,580
10,267	Citizens Financial Group, Inc.	390,249
1,598	Columbia Banking System, Inc.	69,529
5,205	Comerica, Inc.	408,957
1,988	Commerce Bancshares, Inc.	115,622
1,116	Community Bank System, Inc.	61,704
692	ConnectOne Bancorp, Inc.	18,580
1,054	Customers Bancorp, Inc. (a)	28,816
1,867	CVB Financial Corp.	44,547
520	Eagle Bancorp, Inc. (a)	34,658
5,404	East West Bancorp, Inc.	323,375
851	Enterprise Financial Services Corp.	37,104
14,578	F.N.B. Corp.	196,657
384	FB Financial Corp. (a)	15,694
453	Fidelity Southern Corp.	9,934
13,421	Fifth Third Bancorp	387,867
6,000	First BanCorp (a)	30,900
2,436	First Commonwealth Financial Corp.	35,468
1,391	First Financial Bancorp	37,974
1,161	First Financial Bankshares, Inc.	53,000
2,033	First Hawaiian, Inc.	59,445
16,193	First Horizon National Corp.	303,943
1,130	First Merchants Corp.	48,590
4,051	First Midwest Bancorp, Inc.	93,538
3,588	First Republic Bank	349,471
5,515	Fulton Financial Corp.	100,373
1,874	Glacier Bancorp, Inc.	71,137
1,651	Great Western Bancorp, Inc.	67,014
737	Guaranty Bancorp	20,968
3,449	Hancock Holding Co.	168,139
840	Hanmi Financial Corp. Class A	25,830
215	HarborOne Bancorp, Inc. (a)	4,195
430	Heartland Financial USA, Inc.	21,177
3,088	Home Bancshares, Inc.	69,418
3,069	Hope Bancorp, Inc.	56,623
27,344	Huntington Bancshares, Inc.	377,347
2,058	IBERIABANK Corp.	151,778
429	Independent Bank Corp.	30,931
532	Independent Bank Group, Inc.	33,463
831	International Bancshares Corp.	33,739
12,892	Investors Bancorp, Inc.	177,265
20,269	KeyCorp	369,909
636	Lakeland Bancorp, Inc.	13,070
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
1,301	LegacyTexas Financial Group, Inc.	$51,897
452	Live Oak Bancshares, Inc.	10,712
2,339	M&T Bank Corp.	390,075
1,968	MB Financial, Inc.	90,410
469	National Bank Holdings Corp.	15,393
663	NBT Bancorp, Inc.	25,287
1,202	OFG Bancorp	10,698
4,710	Old National Bancorp	85,722
1,496	Opus Bank (a)	38,746
1,291	Pacific Premier Bancorp, Inc. (a)	52,156
5,042	PacWest Bancorp	243,629
16,825	People's United Financial, Inc.	313,955
2,717	Pinnacle Financial Partners, Inc.	179,865
2,772	PNC Financial Services Group, Inc.	379,182
2,500	Popular, Inc.	91,700
448	Preferred Bank	27,655
3,281	Prosperity Bancshares, Inc.	215,824
25,406	Regions Financial Corp.	393,285
1,280	Seacoast Banking Corp. of Florida (a)	31,731
2,723	Signature Bank (a)	354,017
610	South State Corp.	54,931
555	Southside Bancshares, Inc.	19,653
542	State Bank Financial Corp.	15,669
7,245	Sterling Bancorp	181,487
6,432	SunTrust Banks, Inc.	387,271
2,073	SVB Financial Group (a)	454,567
4,521	Synovus Financial Corp.	211,809
7,787	TCF Financial Corp.	141,879
2,936	Texas Capital Bancshares, Inc. (a)	252,643
1,593	Trustmark Corp.	52,473
1,238	UMB Financial Corp.	91,030
7,706	Umpqua Holdings Corp.	157,665
4,961	United Bankshares, Inc.	178,348
2,204	United Community Banks, Inc.	60,434
9,967	Valley National Bancorp	114,621
4,889	Webster Financial Corp.	268,846
3,480	Western Alliance Bancorp (a)	194,184
2,211	Wintrust Financial Corp.	179,732
8,092	Zions Bancorp	375,954
		13,287,043
Insurance Carriers and Related Activities - 0.2%
1,816	Hilltop Holdings, Inc.	42,785
Management of Companies and Enterprises - 2.9%
939	Ameris Bancorp	44,978
5,757	Banc of California, Inc.	121,185
1,146	Berkshire Hills Bancorp, Inc.	43,892
1,724	Boston Private Financial Holdings, Inc.	27,412
2,095	Brookline Bancorp, Inc.	32,263
295	City Holding Co.	20,795
2,503	Cullen/Frost Bankers, Inc.	246,545
1,613	FCB Financial Holdings, Inc. (a)	75,327
1,336	First Interstate BancSystem, Inc.	52,505
1,256	Renasant Corp.	51,998
637	ServisFirst Bancshares, Inc.	26,123
761	Simmons First National Corp.	43,910
		786,933

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments, continued

October 31, 2017

Shares		Fair Value
Monetary Authorities-Central Bank - 0.1%
568	Westamerica Bancorp	$33,074
	TOTAL COMMON STOCKS (Cost $13,928,533)	$14,149,835
SHORT TERM INVESTMENTS - 41.9%
Money Market Funds - 41.9%
63,096	Dreyfus Government Cash Management, 0.93% (b)	$63,096
11,165,664	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (b)	11,165,664
	TOTAL SHORT TERM INVESTMENTS (Cost $11,228,760) (c)	$11,228,760
	TOTAL INVESTMENTS (Cost $25,157,293) - 94.7%	$25,378,595
	Other Assets in Excess of Liabilities - 5.3%	1,415,047
	TOTAL NET ASSETS - 100.0%	$26,793,642

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2017.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $11,228,760.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Regional Banks Select Industry Index	1.6089% representing 1 month LIBOR rate + spread	UBS Securities LLC	3/14/2018	14,001	$23,262,568	$1,790,568
Total return of S&P Regional Banks Select Industry Index	1.7433% representing 1 month LIBOR rate + spread	Credit Suisse International	6/11/2018	1,708	3,054,909	(458)
Total return of S&P Regional Banks Select Industry Index	1.7389% representing 1 month LIBOR rate + spread	BNP Paribas	3/20/2019	19,484	31,674,950	3,174,134
Total return of S&P Regional Banks Select Industry Index	1.7389% representing 1 month LIBOR rate + spread	BNP Paribas	4/17/2019	1,844	3,079,853	217,930
					$61,072,280	$5,182,174

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bear 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 67.9%
Money Market Funds - 67.9%
467	Dreyfus Government Cash Management, 0.93% (a)	$467
2,403,719	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	2,403,719
	TOTAL SHORT TERM INVESTMENTS (Cost $2,404,186) (b)	$2,404,186
	TOTAL INVESTMENTS (Cost $2,404,186) - 67.9%	$2,404,186
	Other Assets in Excess of Liabilities - 32.1%	1,133,993
	TOTAL NET ASSETS - 100.0%	$3,538,179

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,404,186.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.2889% representing 1 month LIBOR rate + spread	Total return of S&P Regional Banks Select Industry Index	UBS Securities LLC	12/1/2017	5,935	$9,665,799	$(950,326)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
COMMON STOCKS - 40.3%
Administrative and Support Services - 0.9%
101	The Priceline Group, Inc. (a)	$193,108
4,111	TripAdvisor, Inc. (a)	154,162
		347,270
Apparel Manufacturing - 0.5%
11,813	Guess?, Inc.	191,489
Broadcasting (except Internet) - 1.0%
8,171	Liberty Interactive Corp. Class A (a)	185,645
3,079	Liberty Ventures Group LLC (a)	175,380
		361,025
Clothing and Clothing Accessories Stores - 10.1%
13,706	Abercrombie & Fitch Co. Class A	184,072
15,153	American Eagle Outfitters, Inc.	197,292
3,931	Caleres, Inc.	107,434
22,599	Chicos FAS, Inc.	180,566
1,693	Childrens Place Retail Stores, Inc.	184,198
9,762	DSW, Inc. Class A	186,942
30,278	Express, Inc. (a)	204,982
19,925	Finish Line, Inc. Class A	184,705
5,185	Foot Locker, Inc.	155,965
7,210	Gap, Inc.	187,388
6,394	Genesco, Inc. (a)	156,653
4,995	L Brands, Inc.	214,985
4,020	Nordstrom, Inc.	159,393
3,165	Ross Stores, Inc.	200,946
2,828	Signet Jewelers Ltd.	185,432
15,201	Tailored Brands, Inc.	234,856
7,514	The Buckle, Inc.	123,605
5,890	The Cato Corp.	75,745
1,987	Tiffany & Co.	186,023
2,560	TJX Companies, Inc.	178,688
8,571	Urban Outfitters, Inc. (a)	210,161
		3,700,031
Data Processing, Hosting and Related Services - 0.2%
7,134	Liberty TripAdvisor Holdings, Inc. Class A (a)	77,047
Electronics and Appliance Stores - 1.6%
3,338	Best Buy Co., Inc.	186,861
6,701	Conn's, Inc. (a)	206,056
9,676	GameStop Corp. Class A	180,844
		573,761
Food and Beverage Stores - 2.1%
1,728	Casey's General Stores, Inc.	197,977
1,625	Ingles Markets, Inc.	37,863
8,799	Kroger Co.	182,139
9,053	Sprouts Farmers Market, Inc. (a)	167,390
9,425	SuperValu, Inc. (a)	153,533
938	Weis Markets, Inc.	36,423
		775,325
Food Services and Drinking Places - 0.5%
2,400	Wayfair, Inc. (a)	167,760
General Merchandise Stores - 7.2%
3,878	Big Lots, Inc.	198,980
2,104	Burlington Stores, Inc. (a)	197,545
1,178	Costco Wholesale Corp.	189,752
Shares		Fair Value
General Merchandise Stores (continued)
3,285	Dillard's, Inc. Class A	$166,878
2,453	Dollar General Corp.	198,301
2,238	Dollar Tree, Inc. (a)	204,218
3,761	Five Below, Inc. (a)	207,795
46,095	J.C. Penney Co., Inc. (a)	129,066
4,412	Kohl's Corp.	184,245
8,690	Macy's, Inc.	163,024
1,587	PriceSmart, Inc.	132,991
18,324	Sears Holdings Corp. (a)	100,965
3,236	Target Corp.	191,053
3,072	Tractor Supply Co.	185,119
2,349	Wal-Mart Stores, Inc.	205,091
		2,655,023
Health and Personal Care Stores - 2.6%
2,324	CVS Health Corp.	159,264
5,135	Petmed Express, Inc.	181,574
74,123	Rite Aid Corp. (a)	122,303
9,479	Sally Beauty Holdings, Inc. (a)	164,081
816	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	164,661
2,276	Walgreens Boots Alliance Inc.	150,830
		942,713
Miscellaneous Store Retailers - 1.7%
21,177	GNC Holdings Inc.	144,851
42,798	Office Depot, Inc.	132,674
4,098	Ollie's Bargain Outlet Holdings, Inc. (a)	182,976
14,945	Rent-A-Center, Inc.	148,553
		609,054
Motion Picture and Sound Recording Industries - 0.6%
1,049	Netflix, Inc. (a)	206,055
Motor Vehicle and Parts Dealers - 5.1%
1,972	Advance Auto Parts, Inc.	161,191
2,425	Asbury Automotive Group, Inc. (a)	148,895
4,126	AutoNation, Inc. (a)	195,572
342	AutoZone, Inc. (a)	201,609
2,707	CarMax, Inc. (a)	203,296
2,859	Group 1 Automotive, Inc.	224,632
1,678	Lithia Motors, Inc. Class A	189,916
4,189	MarineMax, Inc. (a)	77,706
933	O'Reilly Automotive, Inc. (a)	196,816
4,275	Penske Automotive Group, Inc.	199,301
3,774	Sonic Automotive, Inc. Class A	74,914
		1,873,848
Nonstore Retailers - 2.0%
190	Amazon.com, Inc. (a)	210,003
4,937	HSN, Inc.	186,125
3,312	Liberty Expedia Holdings, Inc. (a)	152,683
3,561	Nutrisystem, Inc.	177,872
		726,683
Petroleum and Coal Products Manufacturing - 0.6%
2,851	Murphy USA, Inc. (a)	212,000
Professional, Scientific, and Technical Services - 0.5%
42,309	Groupon, Inc. (a)	201,814

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments, continued

October 31, 2017

Shares		Fair Value
Publishing Industries (except Internet) - 0.5%
3,933	Shutterfly, Inc. (a)	$167,939
Repair and Maintenance - 0.5%
3,781	Monro Muffler Brake, Inc.	186,592
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.5%
4,800	Camping World Holdings, Inc.	201,696
Sporting Goods, Hobby, Musical Instrument, and Book Stores - 1.2%
17,018	BARNES & NOBLE, Inc.	119,126
6,896	Dick's Sporting Goods, Inc.	168,745
8,356	The Michaels Companies, Inc. (a)	162,274
		450,145
Support Activities for Transportation - 0.4%
1,310	Expedia, Inc.	163,305
	TOTAL COMMON STOCKS (Cost $15,127,389)	$14,790,575
SHORT TERM INVESTMENTS - 39.8%
Money Market Funds - 39.8%
9,317,029	Dreyfus Government Cash Management, 0.93% (b)	$9,317,029
5,318,844	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (b)	5,318,844
	TOTAL SHORT TERM INVESTMENTS (Cost $14,635,873) (c)	$14,635,873
	TOTAL INVESTMENTS (Cost $29,763,262) - 80.1%	$29,426,448
	Other Assets in Excess of Liabilities - 19.9%	7,301,641
	TOTAL NET ASSETS - 100.0%	$36,728,089

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2017.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $14,635,873.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Retail Select Industry® Index	1.4889% representing 1 month LIBOR rate + spread	Credit Suisse International	1/2/2018	12,067	$51,623,211	$(2,151,346)
Total return of S&P Retail Select Industry® Index	1.5389% representing 1 month LIBOR rate + spread	Citibank N.A.	1/5/2018	11,188	45,857,927	33,928
					$97,481,138	$(2,117,418)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 30.0%
1,358,720	SPDR® S&P Biotech ETF	$113,643,341
	TOTAL INVESTMENT COMPANIES (Cost $115,334,166)	$113,643,341
SHORT TERM INVESTMENTS - 43.2%
Money Market Funds - 43.2%
63,969,181	Dreyfus Government Cash Management, 0.93% (a)	$63,969,181
26,053,758	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	26,053,758
73,990,000	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.93% (a)	73,990,000
	TOTAL SHORT TERM INVESTMENTS (Cost $164,012,939)	$164,012,939
	TOTAL INVESTMENTS (Cost $279,347,105) - 73.2% (b)	$277,656,280
	Other Assets in Excess of Liabilities - 26.8%	101,641,132
	TOTAL NET ASSETS - 100.0%	$379,297,412

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $253,801,232.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Biotechnology Select Industry Index	0.7389% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/1/2017	31,241	$173,691,723	$29,037,153
Total return of S&P Biotechnology Select Industry Index	0.9389% representing 1 month LIBOR rate + spread	Citibank N.A.	12/4/2017	36,776	203,492,030	34,953,975
Total return of S&P Biotechnology Select Industry Index	0.5389% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	12/4/2017	26,458	143,049,964	28,670,887
Total return of S&P Biotechnology Select Industry Index	1.2389% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	2/23/2018	14,000	70,087,584	20,466,750
Total return of S&P Biotechnology Select Industry Index	1.0396% representing 1 month LIBOR rate + spread	Morgan Stanley Capital Services	11/27/2018	49,170	319,328,725	87,151
					$909,650,026	$113,215,916

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bear 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 96.8%
Money Market Funds - 96.8%
78,203,497	Dreyfus Government Cash Management, 0.93% (a)	$78,203,497
10,313	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	10,313
16,990,000	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 0.93% (a)	16,990,000
	TOTAL SHORT TERM INVESTMENTS (Cost $95,203,810) (b)	$95,203,810
	TOTAL INVESTMENTS (Cost $95,203,810) - 96.8%	$95,203,810
	Other Assets in Excess of Liabilities - 3.2%	3,157,519
	TOTAL NET ASSETS - 100.0%	$98,361,329

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $95,203,810.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.8389% representing 1 month LIBOR rate + spread	Total return of S&P Biotechnology Select Industry Index	Bank of America Merrill Lynch	2/23/2018	14,000	$73,248,403	$(17,520,221)
0.3389% representing 1 month LIBOR rate + spread	Total return of S&P Biotechnology Select Industry Index	Deutsche Bank AG London	3/23/2018	20,507	119,235,158	(14,033,423)
0.4396% representing 1 month LIBOR rate + spread	Total return of S&P Biotechnology Select Industry Index	Morgan Stanley Capital Services	11/27/2018	10,911	70,604,388	(280,826)
					$263,087,949	$(31,834,470)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 30.2%
1,141,456	SPDR® S&P® Oil & Gas Exploration & Production ETF	$39,129,112
	TOTAL INVESTMENT COMPANIES (Cost $38,479,418)	$39,129,112
SHORT TERM INVESTMENTS - 30.5%
Money Market Funds - 30.5%
7,958,475	Dreyfus Government Cash Management, 0.93% (a)	$7,958,475
31,664,428	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	31,664,428
	TOTAL SHORT TERM INVESTMENTS (Cost $39,622,903)	$39,622,903
	TOTAL INVESTMENTS (Cost $78,102,321) - 60.7% (b)	$78,752,015
	Other Assets in Excess of Liabilities - 39.3%	50,970,885
	TOTAL NET ASSETS - 100.0%	$129,722,900

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $78,752,015.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	1.0989% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/1/2017	45,270	$211,086,045	$25,127,377
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	1.4689% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	7,754	38,848,129	1,582,824
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.9389% representing 1 month LIBOR rate + spread	Citibank N.A.	12/5/2017	7,066	35,384,838	1,469,067
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.9389% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	2/6/2018	7,005	33,312,584	3,223,096
					$318,631,596	$31,402,364

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 56.3%
Money Market Funds - 56.3%
2,067,000	Dreyfus Government Cash Management, 0.93% (a)	$2,067,000
14,876,504	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	14,876,504
	TOTAL SHORT TERM INVESTMENTS (Cost $16,943,504) (b)	$16,943,504
	TOTAL INVESTMENTS - 56.3% (Cost $16,943,504)	$16,943,504
	Other Assets in Excess of Liabilities - 43.7%	13,175,866
	TOTAL NET ASSETS - 100.0%	$30,119,370

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $16,943,504.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.7389% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Deutsche Bank AG London	12/1/2017	1,738	$8,598,386	$(467,666)
0.7889% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	UBS Securities LLC	12/1/2017	11,705	58,148,941	(2,897,855)
1.1389% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Credit Suisse International	3/6/2018	3,876	19,838,032	(377,631)
					$86,585,359	$(3,743,152)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
COMMON STOCKS - 60.2%
Computer and Electronic Product Manufacturing - 52.8%
608,918	Advanced Micro Devices, Inc. (a)	$6,688,964
131,961	Analog Devices, Inc.	12,048,039
244,705	Applied Materials, Inc.	13,808,703
87,603	Broadcom Ltd.	23,119,307
44,226	Cavium, Inc. (a)	3,051,152
41,031	Cirrus Logic, Inc. (a)	2,297,736
213,840	Cypress Semiconductor Corp.	3,391,502
85,825	Integrated Device Technology, Inc. (a)	2,666,583
629,663	Intel Corp.	28,643,370
318,872	Marvell Technology Group Ltd.	5,889,566
181,410	Maxim Integrated Products, Inc.	9,531,281
127,203	Microchip Technology, Inc.	12,058,844
345,358	Micron Technology, Inc. (a)	15,302,813
74,402	Microsemi Corp. (a)	3,970,835
34,905	MKS Instruments, Inc.	3,792,428
26,617	Monolithic Power Systems, Inc.	3,238,490
130,326	NVIDIA Corp.	26,952,720
271,128	ON Semiconductor Corp. (a)	5,780,449
81,850	Qorvo, Inc. (a)	6,205,049
422,460	QUALCOMM, Inc.	21,549,685
104,793	Skyworks Solutions, Inc.	11,931,731
298,650	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	12,641,855
127,235	Teradyne, Inc.	5,457,109
266,629	Texas Instruments, Inc.	25,780,358
159,887	Xilinx, Inc.	11,782,073
		277,580,642
Machinery Manufacturing - 4.2%
45,585	ASML Holding NV ADR (Netherlands)	8,239,489
66,522	Lam Research Corp.	13,874,494
		22,113,983
Merchant Wholesalers, Durable Goods - 2.7%
91,193	Entegris, Inc.	2,986,571
100,874	KLA-Tencor Corp.	10,984,170
		13,970,741
Primary Metal Manufacturing - 0.5%
27,366	Silicon Laboratories, Inc.	2,597,033
	TOTAL COMMON STOCKS (Cost $283,911,405)	$316,262,399
Shares		Fair Value
SHORT TERM INVESTMENTS - 27.5%
Money Market Funds - 27.5%
129,652,545	Dreyfus Government Cash Management, 0.93% (b)	$129,652,545
14,833,931	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (b)	14,833,931
	TOTAL SHORT TERM INVESTMENTS (Cost $144,486,476) (c)	$144,486,476
	TOTAL INVESTMENTS (Cost $428,397,881) - 87.7%	$460,748,875
	Other Assets in Excess of Liabilities - 12.3%	64,655,631
	TOTAL NET ASSETS - 100.0%	$525,404,506

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2017.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $144,486,476.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of PHLX Semiconductor Sector Index	1.5089% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	12/1/2017	249,902	$272,946,799	$45,794,780
Total return of PHLX Semiconductor Sector Index	1.4989% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/1/2017	87,389	98,496,670	12,899,546
Total return of PHLX Semiconductor Sector Index	1.6889% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	218,728	237,931,770	41,073,015
Total return of PHLX Semiconductor Sector Index	1.5389% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	11/27/2018	204,477	254,546,785	6,331,111
Total return of PHLX Semiconductor Sector Index	1.6889% representing 1 month LIBOR rate + spread	Citibank N.A.	11/19/2018	227,242	245,136,624	44,672,413
					$1,109,058,648	$150,770,865

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 72.4%
Money Market Funds - 72.4%
9,461,740	Dreyfus Government Cash Management 0.93% (a)	$9,461,740
25,942,950	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	25,942,950
	TOTAL SHORT TERM INVESTMENTS (Cost $35,404,690) (b)	$35,404,690
	TOTAL INVESTMENTS (Cost $35,404,690) - 72.4%	$35,404,690
	Other Assets in Excess of Liabilities - 27.6%	13,510,519
	TOTAL NET ASSETS - 100.0%	$48,915,209

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $35,404,690.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.1389% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	Deutsche Bank AG London	4/6/2018	27,653	$33,913,639	$(1,366,958)
1.2989% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	UBS Securities LLC	8/2/2018	87,389	99,550,911	(11,853,654)
					$133,464,550	$(13,220,612)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 63.6%
4,564,232	Technology Select Sector SPDR Fund	$287,318,404
	TOTAL INVESTMENT COMPANIES (Cost $255,345,749)	$287,318,404
SHORT TERM INVESTMENTS - 25.8%
Money Market Funds - 25.8%
116,772,583	Dreyfus Government Cash Management, 0.93% (a)	$116,772,583
2,022	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	2,022
	TOTAL SHORT TERM INVESTMENTS (Cost $116,774,605)	$116,774,605
	TOTAL INVESTMENTS - 89.4% (b) (Cost $372,120,354)	$404,093,009
	Other Assets in Excess of Liabilities - 10.6%	47,907,660
	TOTAL NET ASSETS - 100.0%	$452,000,669

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $404,093,009.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Technology Select Sector Index	1.6989% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	12/1/2017	369,599	$211,398,603	$21,999,566
Total return of Technology Select Sector Index	1.7389% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/4/2017	238,974	142,725,177	8,268,983
Total return of Technology Select Sector Index	1.6689% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	729,991	422,229,790	38,857,926
Total return of Technology Select Sector Index	1.6889% representing 1 month LIBOR rate + spread	Citibank N.A.	12/5/2017	352,708	200,864,312	21,895,724
					$977,217,882	$91,022,199

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 88.9%
Money Market Funds - 88.9%
8,308,922	Dreyfus Government Cash Management, 0.93% (a)	$8,308,922
7,173,725	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	7,173,725
	TOTAL SHORT TERM INVESTMENTS (Cost $15,482,647) (b)	$15,482,647
	TOTAL INVESTMENTS - 88.9% (Cost $15,482,647)	$15,482,647
	Other Assets in Excess of Liabilities - 11.1%	1,936,297
	TOTAL NET ASSETS - 100.0%	$17,418,944

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $15,482,647.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.1389% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	Credit Suisse International	12/4/2017	41,564	$24,040,973	$(2,232,984)
1.1389% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	Deutsche Bank AG London	2/16/2018	41,136	23,185,679	(2,874,744)
					$47,226,652	$(5,107,728)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Transportation Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
COMMON STOCKS - 67.5%
Air Transportation - 12.4%
1,241	Alaska Air Group, Inc.	$81,943
1,241	American Airlines Group, Inc.	58,104
1,241	Delta Air Lines, Inc.	62,087
1,241	JetBlue Airways Corp. (a)	23,765
1,241	Southwest Airlines Co.	66,840
1,241	United Continental Holdings, Inc. (a)	72,574
		365,313
Couriers and Messengers - 14.5%
1,241	FedEx Corp.	280,230
1,241	United Parcel Service, Inc. Class B	145,855
		426,085
Miscellaneous Manufacturing - 1.2%
1,241	Matson, Inc.	33,793
Rail Transportation - 16.9%
1,241	CSX Corp.	62,584
1,241	Kansas City Southern Railway Co.	129,337
1,241	Norfolk Southern Corp.	163,092
1,241	Union Pacific Corp.	143,695
		498,708
Real Estate - 1.7%
1,241	Avis Budget Group, Inc. (a)	51,191
Rental and Leasing Services - 3.4%
1,241	Ryder System, Inc.	100,620
Support Activities for Transportation - 5.8%
1,241	C.H. Robinson Worldwide, Inc.	97,456
1,241	Expeditors International of Washington, Inc.	72,449
		169,905
Shares		Fair Value
Truck Transportation - 8.6%
1,241	J.B. Hunt Transport Services, Inc.	$132,030
1,241	Landstar System, Inc.	122,549
		254,579
Water Transportation - 3.0%
1,241	Kirby Corp. (a)	87,925
	TOTAL COMMON STOCKS (Cost $1,925,294)	$1,988,119
SHORT TERM INVESTMENTS - 16.4%
Money Market Funds - 16.4%
483,567	Dreyfus Government Cash Management 0.93% (b)(c)	$483,567
	TOTAL SHORT TERM INVESTMENTS (Cost $483,567)	$483,567
	TOTAL INVESTMENTS - 83.9% (Cost $2,408,861)	$2,471,686
	Other Assets in Excess of Liabilities - 16.1%	472,840
	TOTAL NET ASSETS - 100.0%	$2,944,526

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2017.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $483,567.
Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Dow Jones Transportation Average	1.6889% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	12/4/2017	657	$6,433,994	$(32,621)
Total return of Dow Jones Transportation Average	1.7889% representing 1 month LIBOR rate + spread	Citibank N.A.	12/6/2017	44	439,234	(10,345)
					$6,873,228	$(42,966)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Utilities Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 60.4%
34,075	Utilities Select Sector SPDR Fund	$1,878,214
	TOTAL INVESTMENT COMPANIES (Cost $1,823,370)	$1,878,214
SHORT TERM INVESTMENTS - 21.2%
Money Market Funds - 21.2%
661,075	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	$661,075
	TOTAL SHORT TERM INVESTMENTS (Cost $661,075)	$661,075
	TOTAL INVESTMENTS - 81.6% (b) (Cost $2,484,445)	$2,539,289
	Other Assets in Excess of Liabilities - 18.4%	573,411
	TOTAL NET ASSETS - 100.0%	$3,112,700

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of this security has been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,539,289.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Utilities Select Sector Index	1.6889% representing 1 month LIBOR rate + spread	Credit Suisse International	12/4/2017	12,731	$6,819,502	$262,129
Total return of Utilities Select Sector Index	1.5889% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	4/25/2019	669	371,158	1,301
					$7,190,660	$263,430

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 27.6%
23,000	iShares 7-10 Year Treasury Bond ETF	$2,441,680
	TOTAL INVESTMENT COMPANIES (Cost $2,397,187)	$2,441,680
SHORT TERM INVESTMENTS - 45.4%
Money Market Funds - 45.4%
1,391,730	Dreyfus Government Cash Management, 0.93% (a)	$1,391,730
2,629,497	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	2,629,497
	TOTAL SHORT TERM INVESTMENTS (Cost $4,021,227)	$4,021,227
	TOTAL INVESTMENTS (Cost $6,418,414) - 73.0% (b)	$6,462,907
	Other Assets in Excess of Liabilities - 27.0%	2,388,072
	TOTAL NET ASSETS - 100.0%	$8,850,979

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,462,907.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares 7-10 Year Treasury Bond ETF	0.3889% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	12/4/2017	109,428	$11,735,818	$(79,569)
Total return of iShares 7-10 Year Treasury Bond ETF	0.5089% representing 1 month LIBOR rate + spread	BNP Paribas	12/20/2017	54,694	5,857,727	(33,753)
Total return of iShares 7-10 Year Treasury Bond ETF	0.5089% representing 1 month LIBOR rate + spread	BNP Paribas	1/16/2019	63,000	6,765,033	(55,079)
					$24,358,578	$(168,401)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 57.6%
Money Market Funds - 57.6%
9,427,430	Dreyfus Government Cash Management, 0.93% (a)	$9,427,430
7,130,668	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	7,130,668
	TOTAL SHORT TERM INVESTMENTS (Cost $16,558,098) (b)	$16,558,098
	TOTAL INVESTMENTS (Cost $16,558,098) - 57.6%	$16,558,098
	Other Assets in Excess of Liabilities - 42.4%	12,166,205
	TOTAL NET ASSETS - 100.0%	$28,724,303

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $16,558,098.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received (Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.3589% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	Credit Suisse International	11/21/2017	175,000	$18,769,434	$171,624
(0.4111)% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	Deutsche Bank AG London	4/16/2018	436,728	46,887,100	428,266
0.1189% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	BNP Paribas	3/20/2019	200,000	21,547,690	208,521
					$87,204,224	$808,411

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 68.9%
500,043	iShares 20+ Year Treasury Bond ETF	$62,235,352
	TOTAL INVESTMENT COMPANIES (Cost $62,978,070)	$62,235,352
SHORT TERM INVESTMENTS - 26.2%
Money Market Funds - 26.2%
20,057,368	Dreyfus Government Cash Management, 0.93% (a)	$20,057,368
3,578,618	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	3,578,618
	TOTAL SHORT TERM INVESTMENTS (Cost $23,635,986)	$23,635,986
	TOTAL INVESTMENTS (Cost $86,614,056) - 95.1% (b)	$85,871,338
	Other Assets in Excess of Liabilities - 4.9%	4,475,690
	TOTAL NET ASSETS - 100.0%	$90,347,028

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $85,871,338.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares 20+ Year Treasury Bond ETF	08389% representing 1 month LIBOR rate + spread	Credit Suisse International	1/5/2018	714,122	$89,684,867	$(771,278)
Total return of iShares 20+ Year Treasury Bond ETF	0.9889% representing 1 month LIBOR rate + spread	Citibank N.A.	4/19/2018	820,000	100,286,830	2,157,521
Total return of iShares 20+ Year Treasury Bond ETF	0.8889% representing 1 month LIBOR rate + spread	BNP Paribas	5/16/2018	16,370	2,152,560	(83,748)
Total return of iShares 20+ Year Treasury Bond ETF	0.8889% representing 1 month LIBOR rate + spread	BNP Paribas	7/18/2018	14,654	1,734,355	1,203,049
Total return of iShares 20+ Year Treasury Bond ETF	0.8889% representing 1 month LIBOR rate + spread	BNP Paribas	9/19/2018	90,521	10,843,178	638,319
Total return of iShares 20+ Year Treasury Bond ETF	0.8889% representing 1 month LIBOR rate + spread	BNP Paribas	3/20/2019	22,027	2,793,362	(43,060)
					$207,495,152	$3,100,803

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
SHORT TERM INVESTMENTS - 55.7%
Money Market Funds - 55.7%
90,450,415	Dreyfus Government Cash Management, 0.93% (a)	$90,450,415
116,415,025	Goldman Sachs Financial Square Treasury Instruments Fund, 0.88% (a)	116,415,025
	TOTAL SHORT TERM INVESTMENTS (Cost $206,865,440) (b)	$206,865,440
	TOTAL INVESTMENTS (Cost $206,865,440) - 55.7%	$206,865,440
	Other Assets in Excess of Liabilities - 44.3%	164,526,476
	TOTAL NET ASSETS - 100.0%	$371,391,916

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $206,865,440.

Short Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.5289% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Credit Suisse International	12/4/2017	3,567,318	$446,467,714	$2,092,457
0.6189% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Citibank N.A.	12/5/2017	3,500,000	434,525,000	(3,677,944)
0.6189% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	BNP Paribas	12/20/2017	1,884,759	233,992,830	(2,394,063)
					$1,114,985,544	$(3,979,550)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Emerging Markets Bond Bull 3X Shares

Schedule of Investments

October 31, 2017

Shares		Fair Value
INVESTMENT COMPANIES - 65.0%
14,500	iShares J.P. Morgan USD Emerging Markets Bond ETF	$1,685,625
	TOTAL INVESTMENT COMPANIES (Cost $1,676,445)	$1,685,625
SHORT TERM INVESTMENTS - 27.9%
Money Market Funds - 27.9%
722,183	Dreyfus Government Cash Management, 0.93% (a)	$722,183
	TOTAL SHORT TERM INVESTMENTS (Cost $722,183)	$722,183
	TOTAL INVESTMENTS (Cost $2,398,628) - 92.9% (b)	$2,407,808
	Other Assets in Excess of Liabilities - 7.1%	183,059
	TOTAL NET ASSETS - 100.0%	$2,590,867

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2017.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,407,808.

Long Total Return Swap Contracts

October 31, 2017

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares J.P. Morgan USD Emerging Markets Bond ETF	1.5889% representing 1 month LIBOR rate + spread	Deutsche Bank AG London	9/21/2018	52,361	$6,048,600	$63,335

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2017

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$48,512,808	$4,743,481	$667,640,423	$274,479,073
Investments in affiliates, at fair value (Note 2)	—	—	—	12,841,416
Cash equivalents	12,884,399	2,664,382	16,988,330	153,740,590
Receivable for Fund shares sold	—	—	24,453,084	—
Receivable from brokers for futures contracts	—	—	49,575	—
Deposit at broker for futures contracts	—	—	7,227,000	—
Dividend and interest receivable	28,502	5,908	179,102	340,970
Due from broker for swap contracts	—	—	315,417	11,821
Variation margin receivable, net	—	—	219,000	—
Unrealized appreciation on swap contracts	10,372,623	—	62,814,406	—
Prepaid expenses and other assets	3,073	2,075	17,183	13,947
Total Assets	71,801,405	7,415,846	779,903,520	441,427,817
Liabilities:
Payable for Fund shares redeemed	—	—	24,518,659	—
Payable for investments purchased	—	—	—	6,388
Unrealized depreciation on swap contracts	—	1,062,359	—	58,583,254
Due to investment adviser, net (Note 6)	40,093	1,950	442,190	261,250
Due to broker for swap contracts	9,476,629	49,312	61,759,384	408,356
Accrued expenses and other liabilities	43,004	13,945	332,390	243,867
Total Liabilities	9,559,726	1,127,566	87,052,623	59,503,115
Net Assets	$62,241,679	$6,288,280	$692,850,897	$381,924,702
Net Assets Consist of:
Capital stock	$49,096,741	$78,725,912	$582,858,291	$1,766,085,826
Undistributed (Accumulated) net investment income (loss)	—	(16,914)	138,068	(731,635)
Undistributed (Accumulated) net realized gain (loss)	1,404,978	(71,358,359)	19,205,768	(1,322,212,146)
Net unrealized appreciation (depreciation) on:
Investment securities	1,367,337	—	19,733,189	—
Investment in affiliates	—	—	—	(2,634,089)
Futures contracts	—	—	8,101,175	—
Swap contracts	10,372,623	(1,062,359)	62,814,406	(58,583,254)
Net Assets	$62,241,679	$6,288,280	$692,850,897	$381,924,702
Calculation of Net Asset Value Per Share:
Net assets	$62,241,679	$6,288,280	$692,850,897	$381,924,702
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,450,132	414,407	16,955,004	11,253,892
Net assets value, redemption price and offering price per share	$42.92	$15.17	$40.86	$33.94
Cost of Investments	$47,145,471	$4,743,481	$647,907,234	$274,479,073
Cost of Investments in affiliates	$—	$—	$—	$15,475,505

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2017

	Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily EURO STOXX 50® Bull 3X Shares	Direxion Daily FTSE China Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$611,200,489	$508,384,310	$4,460,091	$208,967,986
Cash equivalents	12,939,311	287,901,158	93,912	25,284,973
Receivable for Fund shares sold	28,455	2,992	—	1,633,016
Receivable for investments sold	22,387,133	—	—	—
Due from investment adviser, net (Note 6)	—	—	1,910	—
Dividend and interest receivable	222,807	648,339	1,774	84,113
Due from broker for swap contracts	9,980,000	213,758	—	—
Unrealized appreciation on swap contracts	99,574,310	—	369,304	42,674,905
Prepaid expenses and other assets	17,450	21,952	1,124	6,254
Total Assets	756,349,955	797,172,509	4,928,115	278,651,247
Liabilities:
Payable for Fund shares redeemed	6,618,273	21,549,240	—	—
Payable for investments purchased	—	—	82,898	—
Unrealized depreciation on swap contracts	1,083,612	126,126,742	—	271,138
Due to investment adviser, net (Note 6)	381,862	451,905	—	149,871
Due to broker for swap contracts	89,352,703	1,500,000	250,000	41,302,869
Accrued expenses and other liabilities	403,890	465,811	21,817	141,056
Total Liabilities	97,840,340	150,093,698	354,715	41,864,934
Net Assets	$658,509,615	$647,078,811	$4,573,400	$236,786,313
Net Assets Consist of:
Capital stock	$550,836,211	$3,855,427,861	$3,782,454	$207,348,515
Undistributed (Accumulated) net investment income (loss)	(11,309)	(882,107)	4,296	(458,579)
Undistributed (Accumulated) net realized gain (loss)	(2,110,516)	(3,081,340,201)	302,391	(22,032,838)
Net unrealized appreciation (depreciation) on:
Investment securities	11,304,531	—	114,955	9,525,448
Swap contracts	98,490,698	(126,126,742)	369,304	42,403,767
Net Assets	$658,509,615	$647,078,811	$4,573,400	$236,786,313
Calculation of Net Asset Value Per Share:
Net assets	$658,509,615	$647,078,811	$4,573,400	$236,786,313
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	9,950,068	48,670,375	150,001	7,250,013
Net assets value, redemption price and offering price per share	$66.18	$13.30	$30.49	$32.66
Cost of Investments	$599,895,958	$508,384,310	$4,345,136	$199,442,538

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2017

	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares	Direxion Daily Latin America Bull 3X Shares	Direxion Daily MSCI Brazil Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$32,139,311	$54,928,298	$16,088,260	$143,223,083
Cash equivalents	18,236,126	8,743,198	611,672	612,407
Receivable for Fund shares sold	—	—	—	14,100,504
Dividend and interest receivable	40,397	17,952	6,595	34,417
Due from broker for swap contracts	32,183	—	—	—
Unrealized appreciation on swap contracts	—	14,693,585	—	36,352,966
Prepaid expenses and other assets	2,985	3,173	2,643	4,666
Total Assets	50,451,002	78,386,206	16,709,170	194,328,043
Liabilities:
Payable for investments purchased	—	—	—	4,017,900
Unrealized depreciation on swap contracts	9,682,937	6,613	1,838,856	578,601
Due to investment adviser, net (Note 6)	22,768	41,173	8,371	77,968
Due to broker for swap contracts	39,825	13,570,000	48,054	36,310,188
Accrued expenses and other liabilities	41,246	31,231	17,945	73,240
Total Liabilities	9,786,776	13,649,017	1,913,226	41,057,897
Net Assets	$40,664,226	$64,737,189	$14,795,944	$153,270,146
Net Assets Consist of:
Capital stock	$119,778,145	$65,422,317	$54,646,652	$123,185,405
Undistributed (Accumulated) net investment income (loss)	(85,362)	163,108	(28,958)	—
Undistributed (Accumulated) net realized gain (loss)	(69,345,620)	(16,769,246)	(38,259,014)	(549,452)
Net unrealized appreciation (depreciation) on:
Investment securities	—	1,234,038	276,120	(5,140,172)
Swap contracts	(9,682,937)	14,686,972	(1,838,856)	35,774,365
Net Assets	$40,664,226	$64,737,189	$14,795,944	$153,270,146
Calculation of Net Asset Value Per Share:
Net assets	$40,664,226	$64,737,189	$14,795,944	$153,270,146
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	6,227,260	1,750,001	469,092	3,803,728
Net assets value, redemption price and offering price per share	$6.53	$36.99	$31.54	$40.29
Cost of Investments	$32,139,311	$53,694,260	$15,812,140	$148,363,255

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2017

	Direxion Daily MSCI Developed Markets Bull 3X Shares	Direxion Daily MSCI Developed Markets Bear 3X Shares	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$24,036,023	$3,035,000	$254,568,339	$70,469,767
Cash equivalents	7,274,614	1,279,375	16,249,324	31,378,981
Due from investment adviser, net (Note 6)	—	4,284	—	—
Dividend and interest receivable	12,766	3,440	81,897	83,181
Due from broker for swap contracts	—	45	3	20,497
Unrealized appreciation on swap contracts	3,633,216	—	9,483,051	—
Prepaid expenses and other assets	10,805	10,190	80,183	3,604
Total Assets	34,967,424	4,332,334	280,462,797	101,956,030
Liabilities:
Payable for Fund shares redeemed	—	—	—	1,039,867
Unrealized depreciation on swap contracts	—	591,793	—	15,895,551
Due to investment adviser, net (Note 6)	13,955	—	183,585	59,861
Due to broker for swap contracts	3,184,259	1,281	4,230,000	730,881
Accrued expenses and other liabilities	19,058	11,284	130,211	64,016
Total Liabilities	3,217,272	604,358	4,543,796	17,790,176
Net Assets	$31,750,152	$3,727,976	$275,919,001	$84,165,854
Net Assets Consist of:
Capital stock	$27,860,251	$47,223,854	$346,076,958	$497,689,414
Undistributed (Accumulated) net investment income (loss)	68,482	(9,952)	(656,729)	(129,879)
Undistributed (Accumulated) net realized gain (loss)	(403,956)	(42,894,133)	(85,185,866)	(397,498,130)
Net unrealized appreciation (depreciation) on:
Investment securities	592,159	—	6,201,587	—
Swap contracts	3,633,216	(591,793)	9,483,051	(15,895,551)
Net Assets	$31,750,152	$3,727,976	$275,919,001	$84,165,854
Calculation of Net Asset Value Per Share:
Net assets	$31,750,152	$3,727,976	$275,919,001	$84,165,854
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	400,001	284,916	2,381,598	8,327,763
Net assets value, redemption price and offering price per share	$79.38	$13.08	$115.85	$10.11
Cost of Investments	$23,443,864	$3,035,000	$248,366,752	$70,469,767

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2017

	Direxion Daily MSCI India Bull 3X Shares	Direxion Daily MSCI Japan Bull 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI South Korea Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$78,269,495	$12,875,332	$2,634,150	$9,814,940
Cash equivalents	25,658,380	1,107,895	729,822	1,714,844
Dividend and interest receivable	33,367	3,552	2,440	7,159
Unrealized appreciation on swap contracts	18,653,389	2,626,828	—	2,323,390
Prepaid expenses and other assets	4,428	18,098	1,107	1,974
Total Assets	122,619,059	16,631,705	3,367,519	13,862,307
Liabilities:
Unrealized depreciation on swap contracts	—	—	73,572	—
Due to investment adviser, net (Note 6)	71,912	4,352	8,648	5,784
Due to broker for swap contracts	17,437,055	2,230,887	—	1,798,720
Accrued expenses and other liabilities	86,819	11,324	11,454	14,059
Total Liabilities	17,595,786	2,246,563	93,674	1,818,563
Net Assets	$105,023,273	$14,385,142	$3,273,845	$12,043,744
Net Assets Consist of:
Capital stock	$83,836,434	$13,295,967	$3,671,786	$9,198,399
Undistributed (Accumulated) net investment income (loss)	—	(19,648)	8,313	—
Undistributed (Accumulated) net realized gain (loss)	(688,987)	(1,822,766)	(332,682)	458,395
Net unrealized appreciation (depreciation) on:
Investment securities	3,222,437	304,761	—	63,560
Swap contracts	18,653,389	2,626,828	(73,572)	2,323,390
Net Assets	$105,023,273	$14,385,142	$3,273,845	$12,043,744
Calculation of Net Asset Value Per Share:
Net assets	$105,023,273	$14,385,142	$3,273,845	$12,043,744
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,099,686	200,001	150,001	200,001
Net assets value, redemption price and offering price per share	$95.50	$71.93	$21.83	$60.22
Cost of Investments	$75,047,058	$12,570,571	$2,634,150	$9,751,380

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2017

	Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Energy Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$145,040,292	$29,043,413	$41,575,199	$424,081,237
Cash equivalents	1,308,644	10,768,431	612,633	52,403,970
Dividend and interest receivable	60,627	31,066	23,479	205,984
Due from broker for swap contracts	167,009	—	—	460,000
Unrealized appreciation on swap contracts	25,263,814	318,253	4,858,160	56,837,845
Prepaid expenses and other assets	5,412	2,704	11,434	16,056
Total Assets	171,845,798	40,163,867	47,080,905	534,005,092
Liabilities:
Unrealized depreciation on swap contracts	170,090	8,238,239	13	—
Due to investment adviser, net (Note 6)	102,416	19,215	22,179	350,845
Due to broker for swap contracts	28,935,509	102,902	5,010,000	52,221,810
Accrued expenses and other liabilities	55,024	21,267	16,583	302,856
Total Liabilities	29,263,039	8,381,623	5,048,775	52,875,511
Net Assets	$142,582,759	$31,782,244	$42,032,130	$481,129,581
Net Assets Consist of:
Capital stock	$234,295,420	$173,668,593	$35,418,278	$665,875,209
Undistributed (Accumulated) net investment income (loss)	(951,828)	(49,719)	32,692	1,983,709
Undistributed (Accumulated) net realized gain (loss)	(115,788,683)	(133,916,644)	628,797	(227,664,089)
Net unrealized appreciation (depreciation) on:
Investment securities	(65,874)	—	1,094,216	(15,903,093)
Swap contracts	25,093,724	(7,919,986)	4,858,147	56,837,845
Net Assets	$142,582,759	$31,782,244	$42,032,130	$481,129,581
Calculation of Net Asset Value Per Share:
Net assets	$142,582,759	$31,782,244	$42,032,130	$481,129,581
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,918,002	1,294,595	1,050,001	16,500,017
Net assets value, redemption price and offering price per share	$48.86	$24.55	$40.03	$29.16
Cost of Investments	$145,106,166	$29,043,413	$40,480,983	$439,984,330

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2017

	Direxion Daily Energy Bear 3X Shares	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares	Direxion Daily Gold Miners Index Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$35,679,279	$1,488,405,470	$158,087,664	$1,352,606,798
Cash equivalents	22,335,057	54,438,634	74,058,262	278,490,400
Receivable for Fund shares sold	—	—	—	11,610,667
Receivable for investments sold	—	44	—	—
Dividend and interest receivable	50,174	1,178,064	182,781	833,382
Due from broker for swap contracts	22,784	103,644	3	171,110
Foreign tax reclaims	—	167	—	—
Unrealized appreciation on swap contracts	202,764	308,414,744	5,253	—
Prepaid expenses and other assets	4,482	36,439	5,519	38,943
Total Assets	58,294,540	1,852,577,206	232,339,482	1,643,751,300
Liabilities:
Payable for Fund shares redeemed	—	—	—	379,104
Unrealized depreciation on swap contracts	4,120,756	—	53,132,960	299,252,298
Due to investment adviser, net (Note 6)	36,248	1,082,297	110,479	868,629
Due to broker for swap contracts	633,066	312,678,360	203,238	4,949,125
Accrued expenses and other liabilities	50,445	804,885	142,529	606,687
Total Liabilities	4,840,515	314,565,542	53,589,206	306,055,843
Net Assets	$53,454,025	$1,538,011,664	$178,750,276	$1,337,695,457
Net Assets Consist of:
Capital stock	$238,841,725	$1,185,293,145	$4,186,972,186	$3,096,598,002
Undistributed (Accumulated) net investment income (loss)	(97,426)	251,551	(344,565)	(5,199,260)
Undistributed (Accumulated) net realized gain (loss)	(181,372,282)	(1,964,423)	(3,954,749,638)	(1,429,594,468)
Net unrealized appreciation (depreciation) on:
Investment securities	—	46,016,647	—	(24,856,519)
Swap contracts	(3,917,992)	308,414,744	(53,127,707)	(299,252,298)
Net Assets	$53,454,025	$1,538,011,664	$178,750,276	$1,337,695,457
Calculation of Net Asset Value Per Share:
Net assets	$53,454,025	$1,538,011,664	$178,750,276	$1,337,695,457
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	4,787,220	25,499,888	13,282,055	46,085,823
Net assets value, redemption price and offering price per share	$11.17	$60.31	$13.46	$29.03
Cost of Investments	$35,679,279	$1,442,388,823	$158,087,664	$1,377,463,317

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2017

	Direxion Daily Gold Miners Index Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bull 3X Shares	Direxion Daily Industrials Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$243,092,312	$139,809,463	$35,906,258	$2,677,986
Cash equivalents	133,858,095	623,586	2,255,458	393,896
Receivable for Fund shares sold	820	—	84,518	—
Receivable for investments sold	—	8,109,913	—	—
Due from investment adviser, net (Note 6)	—	—	—	4,679
Dividend and interest receivable	335,608	53,532	9,571	631
Due from broker for swap contracts	—	1,266	—	24,091
Unrealized appreciation on swap contracts	53,392,406	17,904,106	6,963,757	282,212
Prepaid expenses and other assets	9,189	5,582	2,173	11,114
Total Assets	430,688,430	166,507,448	45,221,735	3,394,609
Liabilities:
Payable for Fund shares redeemed	2,734,516	—	—	—
Unrealized depreciation on swap contracts	—	29,053	—	594
Due to investment adviser, net (Note 6)	271,851	113,190	10,055	—
Due to broker for swap contracts	44,187,522	22,683,828	5,769,050	290,307
Accrued expenses and other liabilities	163,968	114,748	14,619	10,670
Total Liabilities	47,357,857	22,940,819	5,793,724	301,571
Net Assets	$383,330,573	$143,566,629	$39,428,011	$3,093,038
Net Assets Consist of:
Capital stock	$816,551,046	$122,947,183	$29,560,547	$2,726,231
Undistributed (Accumulated) net investment income (loss)	(586,877)	—	—	8,760
Undistributed (Accumulated) net realized gain (loss)	(486,026,002)	(952,618)	973,672	(5,387)
Net unrealized appreciation on:
Investment securities	—	3,697,011	1,930,035	81,816
Swap contracts	53,392,406	17,875,053	6,963,757	281,618
Net Assets	$383,330,573	$143,566,629	$39,428,011	$3,093,038
Calculation of Net Asset Value Per Share:
Net assets	$383,330,573	$143,566,629	$39,428,011	$3,093,038
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	14,018,705	3,250,008	550,000	100,001
Net assets value, redemption price and offering price per share	$27.34	$44.17	$71.69	$30.93
Cost of Investments	$243,092,312	$136,112,452	$33,976,223	$2,596,170

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2017

	Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares	Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$838,854,363	$72,449,787	$59,909,629	$10,278,006
Cash equivalents	139,904,014	39,801,401	9,272,228	6,418,202
Receivable for Fund shares sold	4,538,704	—	—	—
Dividend and interest receivable	476,291	117,634	23,770	13,525
Due from broker for swap contracts	—	145,662	48,897	—
Unrealized appreciation on swap contracts	—	14,432,251	855,105	—
Prepaid expenses and other assets	19,831	4,947	3,432	10,530
Total Assets	983,793,203	126,951,682	70,113,061	16,720,263
Liabilities:
Payable for Fund shares redeemed	3,096,521	—	—	—
Unrealized depreciation on swap contracts	220,505,100	1,019,700	—	819,077
Due to investment adviser, net (Note 6)	491,316	90,703	44,053	3,629
Due to broker for swap contracts	7,603,738	10,510,000	580,000	2,448
Accrued expenses and other liabilities	250,153	57,637	35,948	13,420
Total Liabilities	231,946,828	11,678,040	660,001	838,574
Net Assets	$751,846,375	$115,273,642	$69,453,060	$15,881,689
Net Assets Consist of:
Capital stock	$1,866,434,040	$222,451,699	$70,456,092	$196,096,458
Undistributed (Accumulated) net investment income (loss)	(2,558,601)	(262,567)	115,603	(29,760)
Undistributed (Accumulated) net realized gain (loss)	(866,785,179)	(120,328,041)	(874,351)	(179,365,932)
Net unrealized appreciation (depreciation) on:
Investment securities	(24,738,785)	—	(1,099,389)	—
Swap contracts	(220,505,100)	13,412,551	855,105	(819,077)
Net Assets	$751,846,375	$115,273,642	$69,453,060	$15,881,689
Calculation of Net Asset Value Per Share:
Net assets	$751,846,375	$115,273,642	$69,453,060	$15,881,689
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	49,706,879	1,787,735	3,200,000	1,408,309
Net assets value, redemption price and offering price per share	$15.13	$64.48	$21.70	$11.28
Cost of Investments	$863,593,148	$72,449,787	$61,009,018	$10,278,006

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2017

	Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$46,912,663	$3,346,005	$25,378,595	$2,404,186
Cash equivalents	6,467,927	2,348,086	1,457,949	2,088,195
Receivable for investments sold	8,349	—	—	—
Due from investment adviser, net (Note 6)	—	650	—	1,795
Dividend and interest receivable	29,844	4,883	22,072	3,747
Due from broker for swap contracts	—	559	963	—
Due from authorized participant	—	—	204,816	—
Foreign tax reclaims	10,737	—	—	—
Unrealized appreciation on swap contracts	8,482,460	42,150	5,182,632	—
Prepaid expenses and other assets	3,008	1,955	10,801	6,234
Total Assets	61,914,988	5,744,288	32,257,828	4,504,157
Liabilities:
Unrealized depreciation on swap contracts	1,584,974	231,404	458	950,326
Due to investment adviser, net (Note 6)	30,553	—	18,524	—
Due to broker for swap contracts	6,916,721	413,541	5,431,015	5,260
Accrued expenses and other liabilities	40,185	12,364	14,189	10,392
Total Liabilities	8,572,433	657,309	5,464,186	965,978
Net Assets	$53,342,555	$5,086,979	$26,793,642	$3,538,179
Net Assets Consist of:
Capital stock	$266,330,439	$14,965,900	$24,479,585	$6,199,194
Undistributed (Accumulated) net investment income (loss)	(210,104)	(7,644)	17,866	(2,128)
Accumulated net realized loss	(216,915,407)	(9,682,023)	(3,107,285)	(1,708,561)
Net unrealized appreciation (depreciation) on:
Investment securities	(2,759,859)	—	221,302	—
Swap contracts	6,897,486	(189,254)	5,182,174	(950,326)
Net Assets	$53,342,555	$5,086,979	$26,793,642	$3,538,179
Calculation of Net Asset Value Per Share:
Net assets	$53,342,555	$5,086,979	$26,793,642	$3,538,179
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,357,521	174,855	400,000	99,988
Net assets value, redemption price and offering price per share	$22.63	$29.09	$66.98	$35.39
Cost of Investments	$49,672,522	$3,346,005	$25,157,293	$2,404,186

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2017

	Direxion Daily Retail Bull 3X Shares	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$29,426,448	$277,656,280	$95,203,810	$78,752,015
Cash equivalents	9,430,917	105,801,777	35,006,666	55,971,222
Dividend and interest receivable	22,031	233,445	130,001	89,151
Due from broker for swap contracts	—	4,513	—	—
Unrealized appreciation on swap contracts	33,928	113,215,916	—	31,402,364
Prepaid expenses and other assets	5,682	9,950	3,976	5,700
Total Assets	38,919,006	496,921,881	130,344,453	166,220,452
Liabilities:
Payable for Fund shares redeemed	—	—	—	44,611
Payable for investments purchased	—	—	—	10,286,700
Unrealized depreciation on swap contracts	2,151,346	—	31,834,470	—
Due to investment adviser, net (Note 6)	20,292	254,792	74,030	77,751
Due to broker for swap contracts	—	117,175,173	1	26,000,253
Accrued expenses and other liabilities	19,279	194,504	74,623	88,237
Total Liabilities	2,190,917	117,624,469	31,983,124	36,497,552
Net Assets	$36,728,089	$379,297,412	$98,361,329	$129,722,900
Net Assets Consist of:
Capital stock	$46,417,561	$268,927,911	$222,516,028	$133,765,129
Accumulated net investment loss	(4,397)	—	(75,119)	(210,238)
Undistributed (Accumulated) net realized gain (loss)	(7,230,843)	(1,155,590)	(92,245,110)	(35,884,049)
Net unrealized appreciation (depreciation) on:
Investment securities	(336,814)	(1,690,825)	—	649,694
Swap contracts	(2,117,418)	113,215,916	(31,834,470)	31,402,364
Net Assets	$36,728,089	$379,297,412	$98,361,329	$129,722,900
Calculation of Net Asset Value Per Share:
Net assets	$36,728,089	$379,297,412	$98,361,329	$129,722,900
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,500,012	4,961,600	19,500,000	5,309,476
Net assets value, redemption price and offering price per share	$24.49	$76.45	$5.04	$24.43
Cost of Investments	$29,763,262	$279,347,105	$95,203,810	$78,102,321

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2017

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares	Direxion Daily Technology Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$16,943,504	$460,748,875	$35,404,690	$404,093,009
Cash equivalents	15,187,209	55,496,764	26,965,456	38,761,216
Receivable for Fund shares sold	1,646,050	—	—	5,381,024
Dividend and interest receivable	655,385	298,848	43,282	147,876
Due from broker for swap contracts	109,112	—	357	—
Unrealized appreciation on swap contracts	—	150,770,865	—	91,022,199
Prepaid expenses and other assets	2,194	10,021	3,024	9,100
Total Assets	34,543,454	667,325,373	62,416,809	539,414,424
Liabilities:
Unrealized depreciation on swap contracts	3,743,152	—	13,220,612	—
Due to investment adviser, net (Note 6)	23,679	304,990	31,450	267,726
Due to broker for swap contracts	634,511	141,437,032	218,964	86,960,058
Accrued expenses and other liabilities	22,742	178,845	30,574	185,971
Total Liabilities	4,424,084	141,920,867	13,501,600	87,413,755
Net Assets	$30,119,370	$525,404,506	$48,915,209	$452,000,669
Net Assets Consist of:
Capital stock	$58,296,098	$349,717,569	$238,540,120	$330,688,438
Undistributed (Accumulated) net investment income (loss)	(62,214)	—	(30,667)	—
Undistributed (Accumulated) net realized gain (loss)	(24,371,362)	(7,434,922)	(176,373,632)	(1,682,623)
Net unrealized appreciation (depreciation) on:
Investment securities	—	32,350,994	—	31,972,655
Swap contracts	(3,743,152)	150,770,865	(13,220,612)	91,022,199
Net Assets	$30,119,370	$525,404,506	$48,915,209	$452,000,669
Calculation of Net Asset Value Per Share:
Net assets	$30,119,370	$525,404,506	$48,915,209	$452,000,669
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,829,803	3,550,004	3,009,767	4,200,000
Net assets value, redemption price and offering price per share	$16.46	$148.00	$16.25	$107.62
Cost of Investments	$16,943,504	$428,397,881	$35,404,690	$372,120,354

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2017

	Direxion Daily Technology Bear 3X Shares	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Utilities Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$15,482,647	$2,471,686	$2,539,289	$6,462,907
Cash equivalents	7,339,192	464,980	563,740	2,790,394
Due from investment adviser, net (Note 6)	—	5,120	4,760	—
Dividend and interest receivable	18,023	1,207	823	5,357
Due from broker for swap contracts	—	45,376	—	168
Unrealized appreciation on swap contracts	—	—	263,430	—
Prepaid expenses and other assets	2,326	11,117	11,121	1,928
Total Assets	22,842,188	2,999,486	3,383,163	9,260,754
Liabilities:
Unrealized depreciation on swap contracts	5,107,728	42,966	—	168,401
Due to investment adviser, net (Note 6)	10,059	—	—	2,514
Due to broker for swap contracts	286,514	350	260,000	221,168
Accrued expenses and other liabilities	18,943	11,644	10,463	17,692
Total Liabilities	5,423,244	54,960	270,463	409,775
Net Assets	$17,418,944	$2,944,526	$3,112,700	$8,850,979
Net Assets Consist of:
Capital stock	$160,094,977	$2,495,833	$2,794,960	$9,425,518
Undistributed (Accumulated) net investment income (loss)	(16,055)	6,004	—	—
Undistributed (Accumulated) net realized gain (loss)	(137,552,250)	422,830	(534)	(450,631)
Net unrealized appreciation (depreciation) on:
Investment securities	—	62,825	54,844	44,493
Swap contracts	(5,107,728)	(42,966)	263,430	(168,401)
Net Assets	$17,418,944	$2,944,526	$3,112,700	$8,850,979
Calculation of Net Asset Value Per Share:
Net assets	$17,418,944	$2,944,526	$3,112,700	$8,850,979
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,367,738	100,001	100,001	200,000
Net assets value, redemption price and offering price per share	$7.36	$29.44	$31.13	$44.25
Cost of Investments	$15,482,647	$2,408,861	$2,484,445	$6,418,414
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2017

	Direxion Daily 7-10 Year Treasury Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares	Direxion Daily Emerging Markets Bond Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$16,558,098	$85,871,338	$206,865,440	$2,407,808
Cash equivalents	12,180,982	7,186,217	161,509,557	116,528
Receivable for Fund shares sold	—	—	9,580,883	—
Due from investment adviser, net (Note 6)	—	—	—	3,907
Dividend and interest receivable	22,534	26,344	289,034	899
Due from broker for swap contracts	—	—	21,595	10,884
Unrealized appreciation on swap contracts	808,411	3,998,889	2,092,457	63,335
Prepaid expenses and other assets	2,405	6,019	10,060	2,833
Total Assets	29,572,430	97,088,807	380,369,026	2,606,194
Liabilities:
Payable for Fund shares redeemed	—	2,208,686	—	—
Unrealized depreciation on swap contracts	—	898,086	6,072,007	—
Due to investment adviser, net (Note 6)	17,521	64,283	236,754	—
Due to broker for swap contracts	806,573	3,520,000	2,484,292	—
Accrued expenses and other liabilities	24,033	50,724	184,057	15,327
Total Liabilities	848,127	6,741,779	8,977,110	15,327
Net Assets	$28,724,303	$90,347,028	$371,391,916	$2,590,867
Net Assets Consist of:
Capital stock	$102,427,453	$101,794,029	$1,440,305,884	$2,500,025
Undistributed (Accumulated) net investment income (loss)	(62,488)	218,235	(775,273)	7,200
Undistributed (Accumulated) net realized gain (loss)	(74,449,073)	(14,023,321)	(1,064,159,145)	11,127
Net unrealized appreciation (depreciation) on:
Investment securities	—	(742,718)	—	9,180
Swap contracts	808,411	3,100,803	(3,979,550)	63,335
Net Assets	$28,724,303	$90,347,028	$371,391,916	$2,590,867
Calculation of Net Asset Value Per Share:
Net assets	$28,724,303	$90,347,028	$371,391,916	$2,590,867
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,050,000	4,350,000	19,399,789	100,001
Net assets value, redemption price and offering price per share	$14.01	$20.77	$19.14	$25.91
Cost of Investments	$16,558,098	$86,614,056	$206,865,440	$2,398,628

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2017

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Investment Income:
Dividend income	$295,790	$—	$3,759,533	$—
Dividend income earned on investments in affiliates	—	—	—	30,705
Interest income	233,716	60,365	2,142,999	2,824,437
Total investment income	529,506	60,365	5,902,532	2,855,142
Expenses:
Investment advisory fees (Note 6)	461,704	68,610	4,238,314	3,284,291
Interest expense	54,854	485	353,048	5,401
Licensing fees	49,249	7,318	452,087	350,324
Professional fees	22,632	13,031	83,869	69,976
Administration fees	13,814	2,065	126,125	98,556
Management service fees (Note 6)	12,903	1,908	119,148	91,732
Reports to shareholders	11,831	5,562	47,742	75,893
Custody fees	9,074	2,234	47,224	32,363
Accounting fees	8,588	1,279	78,803	61,745
Transfer agent fees	7,395	2,922	45,051	60,661
Pricing fees	6,000	6,000	6,000	6,000
Exchange listing fees	5,000	5,000	5,000	7,500
Trustees' fees and expenses	1,883	328	17,603	14,329
Insurance fees	1,503	253	13,047	14,513
Other	2,382	903	20,304	28,849
Total Expenses	668,812	117,898	5,653,365	4,202,133
Recoupment of expenses to Adviser (Note 6)	—	—	75,877	6,671
Less: Reimbursement of expenses from Adviser (Note 6)	(30,329)	(30,506)	(7,910)	(43,301)
Less: Investment advisory fees waived (Note 6)	—	—	—	(70,056)
Net Expenses	638,483	87,392	5,721,332	4,095,447
Net investment income (loss)	(108,977)	(27,027)	181,200	(1,240,305)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(748,666)	—	363,428	—
Investment in affiliates	—	—	—	(552,754)
In-kind redemptions	1,841,812	—	14,278,285	—
Swap contracts	21,100,961	(4,652,989)	344,308,464	(223,804,220)
Futures contracts	—	—	915,975	—
Net realized gain (loss) on investment securities, investments in affiliates, in-kind redemptions, swap contracts and futures contracts	22,194,107	(4,652,989)	359,866,152	(224,356,974)
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,356,916	—	20,525,810	—
Investment in affiliates	—	—	—	(2,796,886)
Swap contracts	8,686,698	(1,413,917)	(67,313,005)	(54,664,113)
Futures contracts	—	—	8,101,175	—
Change in net unrealized appreciation (depreciation) on investment securities, investments in affiliates, swap contracts and futures contracts	10,043,614	(1,413,917)	(38,686,020)	(57,460,999)
Net realized and unrealized gain (loss) on investment securities, investments in affiliates, in-kind redemptions, swap contracts and futures contracts	32,237,721	(6,066,906)	321,180,132	(281,817,973)
Net increase (decrease) in net assets resulting from operations	$32,128,744	$(6,093,933)	$321,361,332	$(283,058,278)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2017

	Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily EURO STOXX 50® Bull 3X Shares[1]	Direxion Daily FTSE China Bull 3X Shares
Investment Income:
Dividend income	$2,491,928	$—	$6,463	$399,438
Interest income	2,892,830	4,523,272	5,985	618,252
Total investment income	5,384,758	4,523,272	12,448	1,017,690
Expenses:
Investment advisory fees (Note 6)	4,980,429	4,681,304	9,393	1,223,463
Licensing fees	671,991	627,035	6,137	175,531
Interest expense	496,694	34,096	47	130,069
Administration fees	149,484	139,051	252	36,134
Management service fees (Note 6)	138,935	131,842	288	34,653
Professional fees	99,668	95,318	13,520	42,418
Accounting fees	92,790	87,030	194	22,716
Custody fees	56,369	46,960	817	16,763
Transfer agent fees	53,877	57,651	648	19,387
Reports to shareholders	52,945	106,058	262	26,249
Trustees' fees and expenses	22,325	19,132	20	4,931
Insurance fees	18,418	16,728	14	4,083
Pricing fees	6,000	6,000	1,841	6,000
Exchange listing fees	5,000	7,500	—	5,000
Offering fees	—	—	5,189	—
Other	26,744	49,315	580	5,841
Total Expenses	6,871,669	6,105,020	39,202	1,753,238
Recoupment of expenses to Adviser (Note 6)	1,963	—	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(68,394)	(141,273)	(27,257)	(73,449)
Net Expenses	6,805,238	5,963,747	11,945	1,679,789
Net investment income (loss)	(1,420,480)	(1,440,475)	503	(662,099)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(3,229,350)	—	6,483	(2,980,521)
In-kind redemptions	31,485,248	—	—	7,632,179
Swap contracts	450,793,261	(305,455,688)	295,908	73,004,019
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	479,049,159	(305,455,688)	302,391	77,655,677
Change in net unrealized appreciation (depreciation) on:
Investment securities	11,347,570	—	114,955	9,880,584
Swap contracts	25,358,611	(132,401,200)	369,304	27,972,084
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	36,706,181	(132,401,200)	484,259	37,852,668
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swap contracts	515,755,340	(437,856,888)	786,650	115,508,345
Net increase (decrease) in net assets resulting from operations	$514,334,860	$(439,297,363)	$787,153	$114,846,246

1  Represents the period from July 12, 2017 (commencement of operations) to October 31, 2017.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2017

	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares	Direxion Daily Latin America Bull 3X Shares	Direxion Daily MSCI Brazil Bull 3X Shares
Investment Income:
Dividend income	$—	$588,631	$67,345	$645,873
Interest income	385,712	165,269	53,917	376,272
Total investment income	385,712	753,900	121,262	1,022,145
Expenses:
Investment advisory fees (Note 6)	426,889	312,345	110,799	730,456
Licensing fees	62,326	12,579	14,773	—
Professional fees	22,921	21,051	13,315	30,991
Reports to shareholders	16,065	9,361	6,714	16,912
Administration fees	12,908	9,095	3,295	21,470
Management service fees (Note 6)	11,836	8,954	3,112	20,758
Accounting fees	7,991	5,781	2,064	13,544
Transfer agent fees	7,725	5,577	3,552	9,478
Interest expense	7,441	34,927	25,406	171,515
Custody fees	6,947	5,820	3,930	15,524
Pricing fees	6,000	6,000	6,000	6,000
Exchange listing fees	5,000	5,000	5,000	5,000
Trustees' fees and expenses	2,016	1,204	472	2,599
Insurance fees	1,863	919	531	1,874
Other	2,388	2,646	1,049	73,154
Total Expenses	600,316	441,259	200,012	1,119,275
Recoupment of expenses to Adviser (Note 6)	—	108	—	2,803
Less: Reimbursement of expenses from Adviser (Note 6)	(52,149)	(10,803)	(34,261)	(25,319)
Net Expenses	548,167	430,564	165,751	1,096,759
Net investment income (loss)	(162,455)	323,336	(44,489)	(74,614)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	—	(430,007)	(2,865,431)
In-kind redemptions	—	1,574,667	405,383	10,102,289
Swap contracts	(33,054,177)	5,262,654	14,589,834	61,299,290
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	(33,054,177)	6,837,321	14,565,210	68,536,148
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	1,256,790	280,461	(5,179,664)
Swap contracts	(12,609,792)	15,504,494	(13,408,286)	(14,222,144)
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	(12,609,792)	16,761,284	(13,127,825)	(19,401,808)
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swap contracts	(45,663,969)	23,598,605	1,437,385	49,134,340
Net increase (decrease) in net assets resulting from operations	$(45,826,424)	$23,921,941	$1,392,896	$49,059,726

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2017

	Direxion Daily MSCI Developed Markets Bull 3X Shares	Direxion Daily MSCI Developed Markets Bear 3X Shares	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Investment Income:
Dividend income	$198,254	$—	$325,834	$—
(net of foreign withholding tax of $133,$—,$— and $—, respectively)
Interest income	114,444	36,693	812,006	777,876
Total investment income	312,698	36,693	1,137,840	777,876
Expenses:
Investment advisory fees (Note 6)	180,269	44,155	1,454,322	828,552
Licensing fees	50,000	50,000	—	—
Professional fees	16,803	12,926	44,080	33,423
Interest expense	15,876	994	204,459	7,246
Reports to shareholders	6,926	5,329	24,202	18,105
Pricing fees	6,000	6,000	6,000	6,000
Administration fees	5,321	1,344	43,008	24,916
Management service fees (Note 6)	5,101	1,219	41,162	23,110
Exchange listing fees	5,000	5,000	7,000	7,000
Transfer agent fees	3,800	2,685	20,309	13,749
Custody fees	3,464	2,213	23,443	11,622
Accounting fees	3,343	827	27,023	15,466
Trustees' fees and expenses	745	226	5,900	3,949
Insurance fees	604	220	5,779	3,751
Other	1,095	880	179,497	106,662
Total Expenses	304,347	134,018	2,086,184	1,103,551
Recoupment of expenses to Adviser (Note 6)	—	—	2,209	—
Less: Reimbursement of expenses from Adviser (Note 6)	(60,131)	(77,095)	(41,792)	(46,805)
Net Expenses	244,216	56,923	2,046,601	1,056,746
Net investment income (loss)	68,482	(20,230)	(908,761)	(278,870)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	47,060	—	(1,882,531)	—
In-kind redemptions	171,605	—	7,470,601	—
Swap contracts	9,397,943	(2,502,801)	138,778,894	(79,807,903)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	9,616,608	(2,502,801)	144,366,964	(79,807,903)
Change in net unrealized appreciation (depreciation) on:
Investment securities	567,776	—	6,848,088	—
Swap contracts	3,496,400	(1,330,051)	(32,617,319)	(754,685)
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	4,064,176	(1,330,051)	(25,769,231)	(754,685)
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swap contracts	13,680,784	(3,832,852)	118,597,733	(80,562,588)
Net increase (decrease) in net assets resulting from operations	$13,749,266	$(3,853,082)	$117,688,972	$(80,841,458)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2017

	Direxion Daily MSCI India Bull 3X Shares	Direxion Daily MSCI Japan Bull 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares[1]	Direxion Daily MSCI South Korea Bull 3X Shares
Investment Income:
Dividend income	$213,404	$25,074	$6,757	$—
Interest income	302,389	30,948	11,153	33,468
Total investment income	515,793	56,022	17,910	33,468
Expenses:
Investment advisory fees (Note 6)	704,929	64,176	10,823	57,573
Interest expense	85,201	5,890	79	1,220
Licensing fees	—	25,000	—	—
Professional fees	31,205	12,959	14,096	12,783
Administration fees	20,852	1,909	304	1,672
Management service fees (Note 6)	19,895	1,808	320	1,654
Reports to shareholders	18,019	4,591	2,432	4,357
Accounting fees	13,073	1,195	230	1,065
Custody fees	11,197	2,097	1,269	2,061
Transfer agent fees	9,411	2,813	1,037	2,479
Pricing fees	6,000	6,000	2,992	6,000
Exchange listing fees	5,000	5,000	—	5,000
Trustees' fees and expenses	2,872	265	28	155
Insurance fees	2,396	269	11	160
Offering fees	—	—	4,749	—
Other	77,954	946	1,157	6,971
Total Expenses	1,008,004	134,918	39,527	103,150
Less: Reimbursement of expenses from Adviser (Note 6)	(29,893)	(47,738)	(25,738)	(29,004)
Net Expenses	978,111	87,180	13,789	74,146
Net investment income (loss)	(462,318)	(31,158)	4,121	(40,678)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(680,873)	—	52,578	26,504
In-kind redemptions	9,834,794	358,707	—	811,087
Swap contracts	33,179,152	1,720,114	(385,260)	2,311,233
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	42,333,073	2,078,821	(332,682)	3,148,824
Change in net unrealized appreciation (depreciation) on:
Investment securities	3,266,149	276,917	—	(53,152)
Swap contracts	9,295,970	1,477,703	(73,572)	2,871,186
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	12,562,119	1,754,620	(73,572)	2,818,034
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swap contracts	54,895,192	3,833,441	(406,254)	5,966,858
Net increase (decrease) in net assets resulting from operations	$54,432,874	$3,802,283	$(402,133)	$5,926,180

1  Represents the period from May 3, 2017 (commencement of operations) to October 31, 2017.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2017

	Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares	Direxion Daily Aerospace & Defense Bull 3X Shares[1]	Direxion Daily Energy Bull 3X Shares
Investment Income:
Dividend income	$1,868	$—	$86,732	$8,448,842
Interest income	619,304	262,459	25,660	1,706,260
Total investment income	621,172	262,459	112,392	10,155,102
Expenses:
Investment advisory fees (Note 6)	1,249,113	276,189	61,745	4,003,551
Interest expense	277,723	9,669	2,881	288,274
Professional fees	39,566	18,089	14,096	82,946
Administration fees	37,464	8,336	1,678	119,842
Management service fees (Note 6)	34,870	7,682	1,869	111,993
Licensing fees	29,987	10,000	11,124	427,404
Reports to shareholders	25,069	14,746	2,438	60,725
Accounting fees	23,268	5,162	1,148	74,566
Custody fees	18,532	4,085	3,923	43,489
Transfer agent fees	17,174	7,670	1,223	46,381
Pricing fees	6,000	6,000	2,992	6,000
Trustees' fees and expenses	5,439	1,269	102	16,582
Exchange listing fees	5,000	5,000	—	5,000
Insurance fees	4,794	1,528	32	15,687
Offering fees	—	—	4,748	—
Other	5,993	1,939	580	32,608
Total Expenses	1,779,992	377,364	110,579	5,335,048
Recoupment of expenses to Adviser (Note 6)	64,248	107	—	47,961
Less: Reimbursement of expenses from Adviser (Note 6)	—	(17,963)	(29,488)	(23,570)
Net Expenses	1,844,240	359,508	81,091	5,359,439
Net investment income (loss)	(1,223,068)	(97,049)	31,301	4,795,663
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(3,521,142)	—	8,377	3,439,278
In-kind redemptions	2,446,250	—	347,342	14,339,770
Swap contracts	139,914,216	(29,116,926)	679,787	(23,335,098)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	138,839,324	(29,116,926)	1,035,506	(5,556,050)
Change in net unrealized appreciation (depreciation) on:
Investment securities	243,423	—	1,094,216	(11,848,190)
Swap contracts	(70,572,620)	1,927,580	4,858,147	6,715,532
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	(70,329,197)	1,927,580	5,952,363	(5,132,658)
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swap contracts	68,510,127	(27,189,346)	6,987,869	(10,688,708)
Net increase (decrease) in net assets resulting from operations	$67,287,059	$(27,286,395)	$7,019,170	$(5,893,045)

1  Represents the period from May 3, 2017 (commencement of operations) to October 31, 2017.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2017

	Direxion Daily Energy Bear 3X Shares	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares	Direxion Daily Gold Miners Index Bull 3X Shares
Investment Income:
Dividend income	$—	$13,293,679	$—	$799,797
(net of foreign withholding tax of $—,$7,200,$— and $—, respectively)
Interest income	328,913	4,376,311	1,595,282	7,416,445
Total investment income	328,913	17,669,990	1,595,282	8,216,242
Expenses:
Investment advisory fees (Note 6)	377,575	10,456,654	1,743,396	11,345,165
Licensing fees	40,275	1,188,671	203,669	550,572
Professional fees	19,264	157,917	52,854	161,200
Reports to shareholders	17,759	95,203	84,818	276,149
Administration fees	11,326	311,227	52,631	339,742
Management service fees (Note 6)	10,550	293,779	48,427	316,339
Transfer agent fees	9,253	108,775	28,047	117,466
Custody fees	7,259	115,484	19,126	107,754
Accounting fees	7,038	194,377	32,554	212,485
Interest expense	6,892	1,088,887	3,755	413,211
Pricing fees	6,000	6,000	6,000	6,000
Exchange listing fees	5,000	9,500	7,000	15,000
Insurance fees	2,142	33,086	9,088	47,750
Trustees' fees and expenses	1,713	42,011	8,193	46,800
Other	2,469	43,811	17,509	94,165
Total Expenses	524,515	14,145,382	2,317,067	14,049,798
Recoupment of expenses to Adviser (Note 6)	—	206,718	285	14,713
Less: Reimbursement of expenses from Adviser (Note 6)	(39,361)	(14,933)	(105,295)	—
Less: Investment advisory fees waived (Note 6)	—	(3,185)	—	(54,967)
Net Expenses	485,154	14,333,982	2,212,057	14,009,544
Net investment income (loss)	(156,241)	3,336,008	(616,775)	(5,793,302)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(1,298,063)	—	(260,774,429)
In-kind redemptions	—	60,587,577	—	150,500,681
Swap contracts	(2,600,083)	613,522,611	(155,788,280)	(320,744,964)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	(2,600,083)	672,812,125	(155,788,280)	(431,018,712)
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	59,956,944	—	22,128,242
Swap contracts	(3,744,725)	195,428,047	(45,585,318)	(135,101,144)
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	(3,744,725)	255,384,991	(45,585,318)	(112,972,902)
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swap contracts	(6,344,808)	928,197,116	(201,373,598)	(543,991,614)
Net increase (decrease) in net assets resulting from operations	$(6,501,049)	$931,533,124	$(201,990,373)	$(549,784,916)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2017

	Direxion Daily Gold Miners Index Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bull 3X Shares	Direxion Daily Industrials Bull 3X Shares[1]
Investment Income:
Dividend income	$—	$1,062,278	$22,003	$12,466
Interest income	2,086,223	560,686	23,238	4,951
Total investment income	2,086,223	1,622,964	45,241	17,417
Expenses:
Investment advisory fees (Note 6)	2,243,704	1,235,997	53,896	10,144
Interest expense	203,076	90,563	5,358	—
Licensing fees	92,280	131,840	5,749	9,973
Reports to shareholders	72,498	22,765	3,895	2,433
Professional fees	71,376	40,130	12,754	14,096
Administration fees	66,352	37,013	1,554	286
Management service fees (Note 6)	63,415	34,582	1,551	298
Accounting fees	41,784	23,034	990	217
Transfer agent fees	41,083	19,579	2,334	1,035
Custody fees	27,688	16,485	1,754	1,011
Insurance fees	10,860	6,459	95	10
Trustees' fees and expenses	8,554	5,819	108	24
Pricing fees	6,000	6,000	6,000	2,992
Exchange listing fees	5,000	5,000	7,340	—
Offering fees	—	—	—	4,748
Other	16,107	9,956	683	580
Total Expenses	2,969,777	1,685,222	104,061	47,847
Recoupment of expenses to Adviser (Note 6)	50,285	691	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(852)	(29,753)	(30,435)	(34,998)
Net Expenses	3,019,210	1,656,160	73,626	12,849
Net investment income (loss)	(932,987)	(33,196)	(28,385)	4,568
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(463,923)	370,372	18,750
In-kind redemptions	—	6,213,083	—	—
Swap contracts	65,687,340	40,678,435	2,020,095	178,402
Net realized gain on investment securities, in-kind redemptions and swap contracts	65,687,340	46,427,595	2,390,467	197,152
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	6,007,014	2,000,746	81,816
Swap contracts	24,781,007	36,208,816	7,371,877	281,618
Change in net unrealized appreciation on investment securities and swap contracts	24,781,007	42,215,830	9,372,623	363,434
Net realized and unrealized gain on investment securities, in-kind redemptions and swap contracts	90,468,347	88,643,425	11,763,090	560,586
Net increase in net assets resulting from operations	$89,535,360	$88,610,229	$11,734,705	$565,154

1  Represents the period from May 3, 2017 (commencement of operations) to October 31, 2017.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2017

	Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares	Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares
Investment Income:
Dividend income	$5,958,889	$—	$569,110	$—
Interest income	4,372,240	982,247	315,962	113,623
Total investment income	10,331,129	982,247	885,072	113,623
Expenses:
Investment advisory fees (Note 6)	6,128,970	998,283	551,379	133,644
Interest expense	299,181	107,326	34,488	4,408
Reports to shareholders	242,713	31,481	13,998	11,277
Administration fees	183,002	29,587	16,523	4,032
Management service fees (Note 6)	171,029	28,109	15,399	3,723
Licensing fees	139,730	20,000	—	50,000
Accounting fees	114,593	18,633	10,267	2,548
Professional fees	111,412	40,979	24,364	13,450
Transfer agent fees	60,799	15,462	9,804	3,857
Custody fees	60,764	15,181	10,033	3,670
Excise tax	27,490	—	—	—
Trustees' fees and expenses	23,984	3,727	2,411	572
Insurance fees	19,778	2,120	2,648	540
Exchange listing fees	15,000	5,000	5,000	5,000
Pricing fees	6,000	6,000	6,000	6,000
Other	55,884	4,514	63,819	1,085
Total Expenses	7,660,329	1,326,402	766,133	243,806
Recoupment of expenses to Adviser (Note 6)	—	45,823	6,588	—
Less: Reimbursement of expenses from Adviser (Note 6)	—	(654)	(39,820)	(70,117)
Net Expenses	7,660,329	1,371,571	732,901	173,689
Net investment income (loss)	2,670,800	(389,324)	152,171	(60,066)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(123,530,238)	—	(1,175,209)	—
In-kind redemptions	81,503,478	—	374,023	—
Swap contracts	(306,139,601)	42,842,822	6,178,156	379,385
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	(348,166,361)	42,842,822	5,376,970	379,385
Change in net unrealized appreciation (depreciation) on:
Investment securities	(15,107,582)	—	384,557	—
Swap contracts	(351,905,740)	(5,872,767)	2,619,618	(3,134,353)
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	(367,013,322)	(5,872,767)	3,004,175	(3,134,353)
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swap contracts	(715,179,683)	36,970,055	8,381,145	(2,754,968)
Net increase (decrease) in net assets resulting from operations	$(712,508,883)	$36,580,731	$8,533,316	$(2,815,034)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2017

	Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares
Investment Income:
Dividend income	$96,782	$—	$216,208	$—
(net of foreign withholding tax of $8,471, $—,$113 and $—, respectively)
Interest income	236,771	29,472	71,463	22,857
Total investment income	333,553	29,472	287,671	22,857
Expenses:
Investment advisory fees (Note 6)	390,917	33,815	178,547	20,377
Licensing fees	36,486	3,156	15,221	1,383
Professional fees	22,375	12,929	15,711	12,641
Interest expense	22,157	1,591	2,472	9
Reports to shareholders	20,711	4,705	7,706	4,623
Administration fees	11,721	1,014	5,252	589
Custody fees	11,440	2,481	3,840	1,465
Management service fees (Note 6)	10,935	948	5,049	586
Transfer agent fees	8,118	2,652	2,771	2,141
Accounting fees	7,358	632	3,299	376
Pricing fees	6,000	6,000	6,000	6,000
Exchange listing fees	5,000	7,287	7,340	7,340
Insurance fees	1,716	187	124	39
Trustees' fees and expenses	1,631	123	524	20
Excise tax	—	—	688	—
Other	2,023	853	688	860
Total Expenses	558,588	78,373	255,232	58,449
Recoupment of expenses to Adviser (Note 6)	—	—	32	—
Less: Reimbursement of expenses from Adviser (Note 6)	(41,268)	(33,950)	(25,944)	(32,622)
Net Expenses	517,320	44,423	229,320	25,827
Net investment income (loss)	(183,767)	(14,951)	58,351	(2,970)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(1,438,708)	—	(450,071)	—
In-kind redemptions	1,942,234	—	1,095,366	—
Swap contracts	(15,216,635)	1,106,388	(2,009,140)	(667,989)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	(14,713,109)	1,106,388	(1,363,845)	(667,989)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,920,715)	—	192,568	—
Swap contracts	7,602,774	(1,939,272)	5,039,470	(795,428)
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	5,682,059	(1,939,272)	5,232,038	(795,428)
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swap contracts	(9,031,050)	(832,884)	3,868,193	(1,463,417)
Net increase (decrease) in net assets resulting from operations	$(9,214,817)	$(847,835)	$3,926,544	$(1,466,387)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2017

	Direxion Daily Retail Bull 3X Shares	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares
Investment Income:
Dividend income	$114,559	$9,853	$—	$299,606
Interest income	157,114	1,761,823	818,765	622,167
Total investment income	271,673	1,771,676	818,765	921,773
Expenses:
Investment advisory fees (Note 6)	229,965	2,234,796	775,309	881,993
Licensing fees	19,574	238,611	82,699	94,079
Professional fees	17,519	52,216	32,021	35,550
Interest expense	12,808	257,603	11,111	85,592
Reports to shareholders	10,962	38,049	23,794	20,007
Administration fees	6,940	66,447	23,020	25,970
Management service fees (Note 6)	6,402	62,946	21,806	24,990
Pricing fees	6,000	6,000	6,000	6,000
Custody fees	5,542	30,729	11,060	13,077
Transfer agent fees	5,307	27,898	9,916	9,895
Exchange listing fees	5,000	5,000	5,000	5,000
Accounting fees	4,300	41,856	14,526	16,531
Insurance fees	1,203	7,012	2,998	2,156
Trustees' fees and expenses	1,057	8,489	2,756	3,021
Other	3,009	12,228	5,370	7,955
Total Expenses	335,588	3,089,880	1,027,386	1,231,816
Recoupment of expenses to Adviser (Note 6)	2	23,515	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(31,491)	(25,050)	(34,217)	(29,033)
Net Expenses	304,099	3,088,345	993,169	1,202,783
Net investment loss	(32,426)	(1,316,669)	(174,404)	(281,010)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(676,894)	(5,639,011)	—	(16,176,132)
In-kind redemptions	268,046	12,282,486	—	7,536,202
Swap contracts	(2,088,449)	201,949,991	(56,588,223)	(33,085,188)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	(2,497,297)	208,593,466	(56,588,223)	(41,725,118)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(248,968)	(852,835)	—	1,010,256
Swap contracts	(8,995,878)	153,686,331	(63,196,306)	17,230,048
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	(9,244,846)	152,833,496	(63,196,306)	18,240,304
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swap contracts	(11,742,143)	361,426,962	(119,784,529)	(23,484,814)
Net increase (decrease) in net assets resulting from operations	$(11,774,569)	$360,110,293	$(119,958,933)	$(23,765,824)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2017

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares	Direxion Daily Technology Bull 3X Shares
Investment Income:
Dividend income	$—	$1,671,921	$—	$1,773,629
(net of foreign withholding tax of $—,$49,808, $— and $—, respectively)
Interest income	169,971	1,060,585	296,508	977,345
Total investment income	169,971	2,732,506	296,508	2,750,974
Expenses:
Investment advisory fees (Note 6)	189,541	1,970,550	286,519	1,989,874
Interest expense	26,194	287,307	2,283	208,250
Licensing fees	20,218	157,644	22,921	212,253
Professional fees	13,807	50,731	17,974	52,542
Reports to shareholders	10,544	28,318	12,119	26,131
Pricing fees	6,000	6,000	6,000	6,000
Transfer agent fees	5,924	18,625	6,214	22,106
Administration fees	5,653	57,454	8,486	58,513
Management service fees (Note 6)	5,327	56,313	8,096	56,461
Exchange listing fees	5,000	5,000	5,000	5,000
Custody fees	4,719	27,398	5,136	24,437
Accounting fees	3,583	36,418	5,325	36,847
Insurance fees	871	3,360	1,330	5,117
Trustees' fees and expenses	674	6,714	1,238	7,346
Other	2,315	9,135	1,836	12,727
Total Expenses	300,370	2,720,967	390,477	2,723,604
Recoupment of expenses to Adviser (Note 6)	—	64,042	—	19,772
Less: Reimbursement of expenses from Adviser (Note 6)	(34,091)	(1,672)	(25,270)	(14,619)
Net Expenses	266,279	2,783,337	365,207	2,728,757
Net investment income (loss)	(96,308)	(50,831)	(68,699)	22,217
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(409,505)	—	—
In-kind redemptions	—	17,618,436	—	5,276,366
Swap contracts	6,106,214	147,607,660	(56,833,153)	120,213,293
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	6,106,214	164,816,591	(56,833,153)	125,489,659
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	31,971,631	—	31,681,328
Swap contracts	(8,143,581)	130,862,634	(1,294,842)	76,422,552
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	(8,143,581)	162,834,265	(1,294,842)	108,103,880
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swap contracts	(2,037,367)	327,650,856	(58,127,995)	233,593,539
Net increase (decrease) in net assets resulting from operations	$(2,133,675)	$327,600,025	$(58,196,694)	$233,615,756
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2017

	Direxion Daily Technology Bear 3X Shares	Direxion Daily Transportation Bull 3X Shares[1]	Direxion Daily Utilities Bull 3X Shares[1]	Direxion Daily 7-10 Year Treasury Bull 3X Shares
Investment Income:
Dividend income	$—	$8,248	$21,770	$27,693
Interest income	131,282	6,403	5,817	30,521
Total investment income	131,282	14,651	27,587	58,214
Expenses:
Investment advisory fees (Note 6)	130,224	10,136	10,395	47,452
Licensing fees	13,891	9,973	9,973	21,775
Professional fees	13,347	14,096	14,096	12,904
Reports to shareholders	10,640	2,432	2,433	4,191
Pricing fees	6,000	2,992	2,992	6,000
Exchange listing fees	5,000	—	—	5,000
Administration fees	3,878	286	294	1,391
Transfer agent fees	3,678	1,035	1,036	2,662
Management service fees (Note 6)	3,665	298	306	1,357
Custody fees	2,531	2,055	821	1,852
Accounting fees	2,426	217	222	882
Interest expense	1,939	—	—	834
Insurance fees	547	10	10	221
Trustees' fees and expenses	543	25	26	200
Offering fees	—	4,748	4,748	—
Other	1,140	580	580	850
Total Expenses	199,449	48,883	47,932	107,571
Less: Reimbursement of expenses from Adviser (Note 6)	(32,559)	(36,044)	(34,765)	(46,631)
Net Expenses	166,890	12,839	13,167	60,940
Net investment income (loss)	(35,608)	1,812	14,420	(2,726)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	—	43,370	(4,410)
Swap contracts	(17,211,272)	422,830	174,553	(439,806)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	(17,211,272)	422,830	217,923	(444,216)
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	62,825	54,844	44,493
Swap contracts	662,051	(42,966)	263,430	(470,260)
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	662,051	19,859	318,274	(425,767)
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swap contracts	(16,549,221)	442,689	536,197	(869,983)
Net increase (decrease) in net assets resulting from operations	$(16,584,829)	$444,501	$550,617	$(872,709)

1  Represents the period from May 3, 2017 (commencement of operations) to October 31, 2017.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2017

	Direxion Daily 7-10 Year Treasury Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares	Direxion Daily Emerging Markets Bond Bull 3X Shares[1]
Investment Income:
Dividend income	$—	$829,698	$—	$9,936
Interest income	187,445	297,577	2,628,260	2,361
Total investment income	187,445	1,127,275	2,628,260	12,297
Expenses:
Investment advisory fees (Note 6)	218,097	629,322	3,158,048	4,024
Licensing fees	21,775	28,272	160,388	765
Professional fees	17,231	31,085	67,098	13,223
Reports to shareholders	7,449	16,693	52,529	2,177
Interest expense	7,154	26,074	131,912	—
Administration fees	6,524	18,655	95,030	107
Management service fees (Note 6)	6,104	17,729	87,940	123
Pricing fees	6,000	6,000	6,000	1,250
Transfer agent fees	5,527	8,725	43,728	430
Exchange listing fees	5,000	5,000	5,000	—
Accounting fees	4,061	11,675	58,905	94
Custody fees	3,650	9,531	34,580	533
Trustees' fees and expenses	952	2,460	13,960	12
Insurance fees	739	2,317	9,550	9
Offering fees	—	—	—	1,955
Other	1,229	5,220	12,903	581
Total Expenses	311,492	818,758	3,937,571	25,283
Recoupment of expenses to Adviser (Note 6)	—	7,848	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(28,082)	(3,858)	—	(20,186)
Net Expenses	283,410	822,748	3,937,571	5,097
Net investment income (loss)	(95,965)	304,527	(1,309,311)	7,200
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(1,844,686)	—	—
In-kind redemptions	—	2,408,217	—	—
Swap contracts	(2,761,342)	(12,932,116)	42,871,787	11,127
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	(2,761,342)	(12,368,585)	42,871,787	11,127
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	(337,483)	—	9,180
Swap contracts	3,463,104	6,599,850	(33,049,691)	63,335
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	3,463,104	6,262,367	(33,049,691)	72,515
Net realized and unrealized gain (loss) on investment securities, in-kind redemptions and swap contracts	701,762	(6,106,218)	9,822,096	83,642
Net increase (decrease) in net assets resulting from operations	$605,797	$(5,801,691)	$8,512,785	$90,842

1  Represents the period from August 17, 2017 (commencement of operations) to October 31, 2017.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Mid Cap Bull 3X Shares		Direxion Daily Mid Cap Bear 3X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment loss	$(108,977)	$(386,016)	$(27,027)	$(95,405)
Net realized gain (loss) on investment securities, investments in affiliates, in-kind redemptions and swap contracts	22,194,107	6,552,025	(4,652,989)	(3,085,229)
Change in net unrealized appreciation (depreciation) on investment securities, investments in affiliates and swap contracts	10,043,614	(3,762,212)	(1,413,917)	370,258
Net increase (decrease) in net assets resulting from operations	32,128,744	2,403,797	(6,093,933)	(2,810,376)
Distributions to shareholders:
Net realized gains	(1,133,280)	—	—	—
Total distributions	(1,133,280)	—	—	—
Capital share transactions:
Proceeds from shares sold	88,118,230	55,188,783	8,764,782	16,610,149
Cost of shares redeemed	(103,069,607)	(80,911,403)	(7,325,565)	(14,090,533)
Transaction fees (Note 4)	28,087	22,487	2,198	4,227
Net increase (decrease) in net assets resulting from capital transactions	(14,923,290)	(25,700,133)	1,441,415	2,523,843
Total increase (decrease) in net assets	16,072,174	(23,296,336)	(4,652,518)	(286,533)
Net assets:
Beginning of year	46,169,505	69,465,841	10,940,798	11,227,331
End of year	$62,241,679	$46,169,505	$6,288,280	$10,940,798
Accumulated net investment loss at end of year	$—	$—	$(16,914)	$(74,338)
Changes in shares outstanding
Shares outstanding, beginning of year	1,850,132	3,000,132	364,407	264,407
Shares sold	2,400,000	2,250,000	450,000	400,000
Shares repurchased	(2,800,000)	(3,400,000)	(400,000)	(300,000)
Shares outstanding, end of year	1,450,132	1,850,132	414,407	364,407

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bull 3X Shares[1]		Direxion Daily S&P 500® Bear 3X Shares[2]
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income (loss)	$181,200	$(4,560,910)	$(1,240,305)	$(3,339,914)
Net realized gain (loss) on investment securities, affiliates, in-kind redemptions, swaps contracts and futures contracts	359,866,152	102,352,639	(224,356,974)	(133,757,914)
Change in net unrealized appreciation (depreciation) on investment securities, affiliates, swap contracts and futures contracts	(38,686,020)	(39,548,130)	(57,460,999)	45,007,769
Net increase (decrease) in net assets resulting from operations	321,361,332	58,243,599	(283,058,278)	(92,090,059)
Distributions to shareholders:	—	—	—	—
Capital share transactions:
Proceeds from shares sold	1,303,134,520	1,303,601,635	275,985,444	776,578,628
Cost of shares redeemed	(1,390,390,693)	(1,478,054,021)	(173,079,457)	(491,134,134)
Transaction fees (Note 4)	338,632	345,748	51,908	147,340
Net increase (decrease) in net assets resulting from capital transactions	(86,917,541)	(174,106,638)	102,957,895	285,591,834
Total increase (decrease) in net assets	234,443,791	(115,863,039)	(180,100,383)	193,501,775
Net assets:
Beginning of year	458,407,106	574,270,145	562,025,085	368,523,310
End of year	$692,850,897	$458,407,106	$381,924,702	$562,025,085
Undistributed (Accumulated) net investment income (loss) at end of year	$138,068	$(43,132)	$(731,635)	$(2,869,307)
Changes in shares outstanding
Shares outstanding, beginning of year	20,005,004	26,205,004	8,695,135	4,415,135
Shares sold	38,250,000	61,800,000	6,180,000	10,360,000
Shares repurchased	(41,300,000)	(68,000,000)	(3,621,243)	(6,080,000)
Shares outstanding, end of year	16,955,004	20,005,004	11,253,892	8,695,135

1  Effective May 1, 2017, the Fund had a 4:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 4:1 stock split.

2  Effective May 1, 2017, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Small Cap Bull 3X Shares[1]		Direxion Daily Small Cap Bear 3X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment loss	$(1,420,480)	$(5,899,413)	$(1,440,475)	$(4,062,194)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	479,049,159	31,182,414	(305,455,688)	(153,964,604)
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	36,706,181	45,448,588	(132,401,200)	4,124,393
Net increase (decrease) in net assets resulting from operations	514,334,860	70,731,589	(439,297,363)	(153,902,405)
Distributions to shareholders:	—	—	—	—
Capital share transactions:
Proceeds from shares sold	2,001,408,782	1,676,825,388	1,289,262,864	1,174,145,351
Cost of shares redeemed	(2,587,254,673)	(1,855,279,806)	(789,134,901)	(938,794,391)
Transaction fees (Note 4)	587,680	416,718	236,741	283,078
Net increase (decrease) in net assets resulting from capital transactions	(585,258,211)	(178,037,700)	500,364,704	235,634,038
Total increase (decrease) in net assets	(70,923,351)	(107,306,111)	61,067,341	81,731,633
Net assets:
Beginning of year	729,432,966	836,739,077	586,011,470	504,279,837
End of year	$658,509,615	$729,432,966	$647,078,811	$586,011,470
Accumulated net investment loss at end of year	$(11,309)	$(13,174)	$(882,107)	$(3,392,720)
Changes in shares outstanding
Shares outstanding, beginning of year	21,200,068	24,300,068	19,070,375	11,520,375
Shares sold	38,550,000	55,600,000	73,250,000	30,600,000
Shares repurchased	(49,800,000)	(58,700,000)	(43,650,000)	(23,050,000)
Shares outstanding, end of year	9,950,068	21,200,068	48,670,375	19,070,375

1  Effective May 1, 2017, the Fund had a 2:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 2:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily EURO STOXX 50® Bull 3X Shares	Direxion Daily FTSE China Bull 3X Shares
	For the Period July 12, 2017[1] through October 31, 2017	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income (loss)	$503	$(662,099)	$(930,741)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	302,391	77,655,677	(40,240,522)
Change in net unrealized appreciation on investment securities and swap contracts	484,259	37,852,668	17,155,437
Net increase (decrease) in net assets resulting from operations	787,153	114,846,246	(24,015,826)
Distributions to shareholders:	—	—	—
Capital share transactions:
Proceeds from shares sold	3,786,247	125,763,053	139,496,447
Cost of shares redeemed	—	(154,810,925)	(124,292,207)
Transaction fees (Note 4)	—	33,077	25,329
Net increase (decrease) in net assets resulting from capital transactions	3,786,247	(29,014,795)	15,229,569
Total increase (decrease) in net assets	4,573,400	85,831,451	(8,786,257)
Net assets:
Beginning of year/period	—	150,954,862	159,741,119
End of year/period	$4,573,400	$236,786,313	$150,954,862
Undistributed (Accumulated) net investment income (loss) at end of year/period	$4,296	$(458,579)	$(688,158)
Changes in shares outstanding
Shares outstanding, beginning of year/period	—	8,750,013	7,350,013
Shares sold	150,001	5,900,000	9,650,000
Shares repurchased	—	(7,400,000)	(8,250,000)
Shares outstanding, end of year/period	150,001	7,250,013	8,750,013

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily FTSE China Bear 3X Shares		Direxion Daily FTSE Europe Bull 3X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income (loss)	$(162,455)	$(602,559)	$323,336	$(233,129)
Net realized gain (loss) on in-kind redemptions and swap contracts	(33,054,177)	(17,031,453)	6,837,321	(6,400,122)
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	(12,609,792)	(2,309,835)	16,761,284	(5,594,364)
Net increase (decrease) in net assets resulting from operations	(45,826,424)	(19,943,847)	23,921,941	(12,227,615)
Distributions to shareholders:	—	—	—	—
Capital share transactions:
Proceeds from shares sold	53,892,187	123,158,907	34,692,789	17,681,826
Cost of shares redeemed	(35,025,368)	(142,313,029)	(20,314,348)	(30,417,147)
Transaction fees (Note 4)	10,507	42,695	4,063	6,705
Net increase (decrease) in net assets resulting from capital transactions	18,877,326	(19,111,427)	14,382,504	(12,728,616)
Total increase (decrease) in net assets	(26,949,098)	(39,055,274)	38,304,445	(24,956,231)
Net assets:
Beginning of year	67,613,324	106,668,598	26,432,744	51,388,975
End of year	$40,664,226	$67,613,324	$64,737,189	$26,432,744
Undistributed (Accumulated) net investment income (loss) at end of year	$(85,062)	$(491,474)	$163,108	$(160,228)
Changes in shares outstanding
Shares outstanding, beginning of year	4,377,260	4,927,260	1,400,001	1,850,001
Shares sold	4,850,000	5,350,000	1,100,000	1,000,000
Shares repurchased	(3,000,000)	(5,900,000)	(750,000)	(1,450,000)
Shares outstanding, end of year	6,227,260	4,377,260	1,750,001	1,400,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Latin America Bull 3X Shares[1]		Direxion Daily MSCI Brazil Bull 3X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment loss	$(44,489)	$(108,285)	$(74,614)	$(433,595)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	14,565,210	(2,359,261)	68,536,148	24,246,909
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	(13,127,825)	13,115,835	(19,401,808)	62,245,072
Net increase in net assets resulting from operations	1,392,896	10,648,289	49,059,726	86,058,386
Distributions to shareholders:	—	—	—	—
Capital share transactions:
Proceeds from shares sold	6,367,597	4,413,640	359,027,045	94,254,239
Cost of shares redeemed	(10,789,786)	(7,456,481)	(333,358,186)	(143,154,635)
Transaction fees (Note 4)	2,158	1,489	71,166	28,627
Net increase (decrease) in net assets resulting from capital transactions	(4,420,031)	(3,041,352)	25,740,025	(48,871,769)
Total increase (decrease) in net assets	(3,027,135)	7,606,937	74,799,751	37,186,617
Net assets:
Beginning of year	17,823,079	10,216,142	78,470,395	41,283,778
End of year	$14,795,944	$17,823,079	$153,270,146	$78,470,395
Accumulated net investment loss at end of year	$(28,958)	$(93,506)	$—	$(361,690)
Changes in shares outstanding
Shares outstanding, beginning of year	619,092	619,820	1,653,728	2,504,845
Shares sold	250,000	300,000	11,500,000	5,350,000
Shares repurchased	(400,000)	(300,728)	(9,350,000)	(6,201,117)
Shares outstanding, end of year	469,092	619,092	3,803,728	1,653,728

1  Effective May 1, 2017, the Fund had a 4:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 4:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Developed Markets Bull 3X Shares		Direxion Daily MSCI Developed Markets Bear 3X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income (loss)	$68,482	$(26,180)	$(20,230)	$(79,773)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	9,616,608	(6,438,298)	(2,502,801)	(2,202,246)
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	4,064,176	(2,131,946)	(1,330,051)	842,636
Net increase (decrease) in net assets resulting from operations	13,749,266	(8,596,424)	(3,853,082)	(1,439,383)
Distributions to shareholders:	—	—	—	—
Capital share transactions:
Proceeds from shares sold	16,531,179	36,839,438	—	12,710,125
Cost of shares redeemed	(16,339,903)	(43,730,977)	(887,026)	(13,905,404)
Transaction fees (Note 4)	3,268	10,047	266	5,213
Net increase (decrease) in net assets resulting from capital transactions	194,544	(6,881,492)	(886,760)	(1,190,066)
Total increase (decrease) in net assets	13,943,810	(15,477,916)	(4,739,842)	(2,629,449)
Net assets:
Beginning of year	17,806,342	33,284,258	8,467,818	11,097,267
End of year	$31,750,152	$17,806,342	$3,727,976	$8,467,818
Undistributed (Accumulated) net investment income (loss) at end of year	$68,482	$—	$(9,952)	$(62,405)
Changes in shares outstanding
Shares outstanding, beginning of year	400,001	600,001	334,916	384,916
Shares sold	250,000	850,000	—	400,000
Shares repurchased	(250,000)	(1,050,000)	(50,000)	(450,000)
Shares outstanding, end of year	400,001	400,001	284,916	334,916

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Emerging Markets Bull 3X Shares		Direxion Daily MSCI Emerging Markets Bear 3X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment loss	$(908,761)	$(1,502,875)	$(278,870)	$(946,706)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	144,366,964	(8,279,024)	(79,807,903)	(52,862,834)
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	(25,769,231)	53,133,077	(754,685)	143,010
Net increase (decrease) in net assets resulting from operations	117,688,972	43,351,178	(80,841,458)	(53,666,530)
Distributions to shareholders:	—	—	—	—
Capital share transactions:
Proceeds from shares sold	257,081,685	368,130,679	121,475,485	373,252,252
Cost of shares redeemed	(294,908,113)	(397,814,248)	(100,329,651)	(300,318,800)
Transaction fees (Note 4)	59,994	82,144	31,654	90,858
Net increase (decrease) in net assets resulting from capital transactions	(37,766,434)	(29,601,425)	21,177,488	73,024,310
Total increase (decrease) in net assets	79,922,538	13,749,753	(59,663,970)	19,357,780
Net assets:
Beginning of year	195,996,463	182,246,710	143,829,824	124,472,044
End of year	$275,919,001	$195,996,463	$84,165,854	$143,829,824
Accumulated net investment loss at end of year	$(656,729)	$(1,232,747)	$(129,879)	$(762,905)
Changes in shares outstanding
Shares outstanding, beginning of year	3,131,598	3,182,233	6,277,763	3,077,763
Shares sold	3,400,000	7,600,000	7,600,000	11,750,000
Shares repurchased	(4,150,000)	(7,650,635)	(5,550,000)	(8,550,000)
Shares outstanding, end of year	2,381,598	3,131,598	8,327,763	6,277,763

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI India Bull 3X Shares		Direxion Daily MSCI Japan Bull 3X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment loss	$(462,318)	$(468,850)	$(31,158)	$(52,457)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	42,333,073	(16,924,378)	2,078,821	(301,536)
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	12,562,119	18,232,568	1,754,620	(352,849)
Net increase (decrease) in net assets resulting from operations	54,432,874	839,340	3,802,283	(706,842)
Distributions to shareholders:	—	—	—	—
Capital share transactions:
Proceeds from shares sold	38,953,272	13,193,074	9,662,327	12,498,440
Cost of shares redeemed	(63,522,344)	(32,931,769)	(10,650,618)	(14,421,475)
Transaction fees (Note 4)	12,705	6,584	2,131	2,884
Net decrease in net assets resulting from capital transactions	(24,556,367)	(19,732,111)	(986,160)	(1,920,151)
Total increase (decrease) in net assets	29,876,507	(18,892,771)	2,816,123	(2,626,993)
Net assets:
Beginning of year	75,146,766	94,039,537	11,569,019	14,196,012
End of year	$105,023,273	$75,146,766	$14,385,142	$11,569,019
Accumulated net investment loss at end of year	$—	$(371,220)	$(19,648)	$(30,113)
Changes in shares outstanding
Shares outstanding, beginning of year	1,299,686	1,612,364	250,001	300,001
Shares sold	600,000	300,000	150,000	300,000
Shares repurchased	(800,000)	(612,678)	(200,000)	(350,000)
Shares outstanding, end of year	1,099,686	1,299,686	200,001	250,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI South Korea Bull 3X Shares
	For the Period May 3, 2017[1] through October 31, 2017	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income (loss)	$4,121	$(40,678)	$(38,024)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	(332,682)	3,148,824	1,444,546
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	(73,572)	2,818,034	(1,055,385)
Net increase (decrease) in net assets resulting from operations	(402,133)	5,926,180	351,137
Distributions to shareholders:	—	—	—
Capital share transactions:
Proceeds from shares sold	3,675,978	13,445,656	953,022
Cost of shares redeemed	—	(11,315,515)	(1,554,703)
Transaction fees (Note 4)	—	2,263	311
Net increase (decrease) in net assets resulting from capital transactions	3,675,978	2,132,404	(601,370)
Total increase (decrease) in net assets	3,273,845	8,058,584	(250,233)
Net assets:
Beginning of year/period	—	3,985,160	4,235,393
End of year/period	$3,273,845	$12,043,744	$3,985,160
Undistributed (Accumulated) net investment income (loss) at end of year/period	$8,313	$—	$(32,015)
Changes in shares outstanding
Shares outstanding, beginning of year/period	—	150,001	150,001
Shares sold	150,001	300,000	50,000
Shares repurchased	—	(250,000)	(50,000)
Shares outstanding, end of year/period	150,001	200,001	150,001

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Russia Bull 3X Shares[1]		Direxion Daily Russia Bear 3X Shares[2]
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment loss	$(1,223,068)	$(1,596,289)	$(97,049)	$(382,817)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	138,839,324	(58,291,421)	(29,116,926)	(18,290,016)
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	(70,329,197)	93,778,347	1,927,580	(17,084,807)
Net increase (decrease) in net assets resulting from operations	67,287,059	33,890,637	(27,286,395)	(35,757,640)
Distributions to shareholders:	—	—	—	—
Capital share transactions:
Proceeds from shares sold	108,499,317	162,786,284	46,236,092	159,539,231
Cost of shares redeemed	(193,873,990)	(233,285,795)	(41,888,717)	(110,962,174)
Transaction fees (Note 4)	39,015	47,701	12,564	33,288
Net increase (decrease) in net assets resulting from capital transactions	(85,335,658)	(70,451,810)	4,359,939	48,610,345
Total increase (decrease) in net assets	(18,048,599)	(36,561,173)	(22,926,456)	12,852,705
Net assets:
Beginning of year	160,631,358	197,192,531	54,708,700	41,855,995
End of year	$142,582,759	$160,631,358	$31,782,244	$54,708,700
Accumulated net investment loss at end of year	$(951,828)	$(1,292,554)	$(49,719)	$(313,803)
Changes in shares outstanding
Shares outstanding, beginning of year	4,768,002	6,194,990	1,054,883	264,883
Shares sold	2,500,000	7,100,000	1,400,000	1,790,000
Shares repurchased	(4,350,000)	(8,526,988)	(1,160,288)	(1,000,000)
Shares outstanding, end of year	2,918,002	4,768,002	1,294,595	1,054,883

1  Effective May 1, 2017, the Fund had a 2:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 2:1 stock split.

2  Effective May 1, 2017, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Energy Bull 3X Shares
	For the Period May 3, 2017[1] through October 31, 2017	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income (loss)	$31,301	$4,795,663	$(1,569,648)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	1,035,506	(5,556,050)	37,630,998
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	5,952,363	(5,132,658)	26,989,805
Net increase (decrease) in net assets resulting from operations	7,019,170	(5,893,045)	63,051,155
Distributions to shareholders:
Net investment income	—	(1,644,557)	—
Total distributions	—	(1,644,557)	—
Capital share transactions:
Proceeds from shares sold	37,061,961	570,675,796	615,051,533
Cost of shares redeemed	(2,049,411)	(535,012,098)	(714,689,552)
Transaction fees (Note 4)	410	117,152	153,155
Net increase (decrease) in net assets resulting from capital transactions	35,012,960	35,780,850	(99,484,864)
Total increase (decrease) in net assets	42,032,130	28,243,248	(36,433,709)
Net assets:
Beginning of year/period	—	452,886,333	489,320,042
End of year/period	$42,032,130	$481,129,581	$452,886,333
Undistributed (Accumulated) net investment income (loss) at end of year/period	$32,692	$1,983,709	$1,983,709
Changes in shares outstanding
Shares outstanding, beginning of year/period	—	14,900,017	14,200,017
Shares sold	1,100,001	19,250,000	26,800,000
Shares repurchased	(50,000)	(17,650,000)	(26,100,000)
Shares outstanding, end of year/period	1,050,001	16,500,017	14,900,017

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Energy Bear 3X Shares		Direxion Daily Financial Bull 3X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income (loss)	$(156,241)	$(672,204)	$3,336,008	$(1,458,323)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	(2,600,083)	(20,435,143)	672,812,125	63,178,832
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	(3,744,725)	(12,656,116)	255,384,991	(86,408,185)
Net increase (decrease) in net assets resulting from operations	(6,501,049)	(33,763,463)	931,533,124	(24,687,676)
Distributions to shareholders:	—	—	—	—
Capital share transactions:
Proceeds from shares sold	123,965,678	214,576,073	1,514,976,870	619,127,755
Cost of shares redeemed	(132,197,305)	(179,970,193)	(1,943,199,861)	(865,335,424)
Transaction fees (Note 4)	40,159	53,991	496,293	181,044
Net increase (decrease) in net assets resulting from capital transactions	(8,191,468)	34,659,871	(427,726,698)	(246,026,625)
Total increase (decrease) in net assets	(14,692,517)	896,408	503,806,426	(270,714,301)
Net assets:
Beginning of year	68,146,542	67,250,134	1,034,205,238	1,304,919,539
End of year	$53,454,025	$68,146,542	$1,538,011,664	$1,034,205,238
Undistributed (Accumulated) net investment income (loss) at end of year	$(97,426)	$(565,211)	$251,551	$161,223
Changes in shares outstanding
Shares outstanding, beginning of year	5,087,220	2,937,220	35,249,888	43,199,888
Shares sold	10,750,000	10,600,000	30,200,000	25,050,000
Shares repurchased	(11,050,000)	(8,450,000)	(39,950,000)	(33,000,000)
Shares outstanding, end of year	4,787,220	5,087,220	25,499,888	35,249,888

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Financial Bear 3X Shares		Direxion Daily Gold Miners Index Bull 3X Shares[1]
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment loss	$(616,775)	$(2,606,167)	$(5,793,302)	$(9,859,064)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	(155,788,280)	(138,446,494)	(431,018,712)	1,269,451,787
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	(45,585,318)	32,244,127	(112,972,902)	(290,092,098)
Net increase (decrease) in net assets resulting from operations	(201,990,373)	(108,808,534)	(549,784,916)	969,500,625
Distributions to shareholders:	—	—	—	—
Capital share transactions:
Proceeds from shares sold	263,726,884	424,533,329	2,701,695,542	3,912,175,772
Cost of shares redeemed	(196,336,854)	(313,646,120)	(2,396,930,607)	(3,910,526,032)
Transaction fees (Note 4)	58,901	94,094	497,448	799,031
Net increase in net assets resulting from capital transactions	67,448,931	110,981,303	305,262,383	2,448,771
Total increase (decrease) in net assets	(134,541,442)	2,172,769	(244,522,533)	971,949,396
Net assets:
Beginning of year	313,291,718	311,118,949	1,582,217,990	610,268,594
End of year	$178,750,276	$313,291,718	$1,337,695,457	$1,582,217,990
Accumulated net investment loss at end of year	$(344,565)	$(2,140,989)	$(5,199,260)	$(9,052,761)
Changes in shares outstanding
Shares outstanding, beginning of year	9,982,055	7,432,055	28,122,184	22,109,684
Shares sold	13,800,000	9,550,000	82,450,000	77,787,500
Shares repurchased	(10,500,000)	(7,000,000)	(64,486,361)	(71,775,000)
Shares outstanding, end of year	13,282,055	9,982,055	46,085,823	28,122,184

1  Effective May 1, 2017, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Gold Miners Index Bear 3X Shares		Direxion Daily Healthcare Bull 3X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment loss	$(932,987)	$(2,317,484)	$(33,196)	$(1,819,944)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	65,687,340	(535,844,823)	46,427,595	43,446,816
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	24,781,007	(76,628,781)	42,215,830	(98,344,467)
Net increase (decrease) in net assets resulting from operations	89,535,360	(614,791,088)	88,610,229	(56,717,595)
Distributions to shareholders:	—	—	—	—
Capital share transactions:
Proceeds from shares sold	1,666,495,919	1,859,235,417	142,182,068	109,872,861
Cost of shares redeemed	(1,631,904,133)	(1,273,731,481)	(251,457,984)	(231,918,859)
Transaction fees (Note 4)	492,510	382,981	46,467	57,418
Net increase (decrease) in net assets resulting from capital transactions	35,084,296	585,886,917	(109,229,449)	(121,988,580)
Total increase (decrease) in net assets	124,619,656	(28,904,171)	(20,619,220)	(178,706,175)
Net assets:
Beginning of year	258,710,917	287,615,088	164,185,849	342,892,024
End of year	$383,330,573	$258,710,917	$143,566,629	$164,185,849
Accumulated net investment loss at end of year	$(586,877)	$(1,965,927)	$—	$—
Changes in shares outstanding
Shares outstanding, beginning of year	6,768,705	360,000	6,350,008	10,500,008
Shares sold	57,450,000	26,940,000	3,200,000	3,650,000
Shares repurchased	(50,200,000)	(20,531,295)	(6,300,000)	(7,800,000)
Shares outstanding, end of year	14,018,705	6,768,705	3,250,008	6,350,008

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Homebuilders & Supplies Bull 3X Shares		Direxion Daily Industrials Bull 3X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	For the Period May 3, 2017[1] through October 31, 2017
Operations:
Net investment income (loss)	$(28,385)	$(18,388)	$4,568
Net realized gain (loss) on investment securities and swap contracts	2,390,467	(637,220)	197,152
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	9,372,623	(124,172)	363,434
Net increase (decrease) in net assets resulting from operations	11,734,705	(779,780)	565,154
Distributions to shareholders:	—	—	—
Capital share transactions:
Proceeds from shares sold	27,640,531	—	5,242,356
Cost of shares redeemed	(2,071,511)	—	(2,715,287)
Transaction fees (Note 4)	621	—	815
Net increase in net assets resulting from capital transactions	25,569,641	—	2,527,884
Total increase (decrease) in net assets	37,304,346	(779,780)	3,093,038
Net assets:
Beginning of year/period	2,123,665	2,903,445	—
End of year/period	$39,428,011	$2,123,665	$3,093,038
Undistributed (Accumulated) net investment income (loss) at end of year/period	$—	$(14,617)	$8,760
Changes in shares outstanding
Shares outstanding, beginning of year/period	100,000	100,000	—
Shares sold	500,000	—	200,001
Shares repurchased	(50,000)	—	(100,000)
Shares outstanding, end of year/period	550,000	100,000	100,001

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Junior Gold Miners Index Bull 3X Shares[1]		Direxion Daily Junior Gold Miners Index Bear 3X Shares[1]
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income (loss)	$2,670,800	$(3,156,557)	$(389,324)	$(413,089)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	(348,166,361)	(9,217,689)	42,842,822	(138,412,679)
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	(367,013,322)	130,973,203	(5,872,767)	(2,779,542)
Net increase (decrease) in net assets resulting from operations	(712,508,883)	118,598,957	36,580,731	(141,605,310)
Distributions to shareholders:
Net investment income	(2,249,510)	—	—	—
Return of capital	(1,582,047)	—	—	—
Total distributions	(3,831,557)	—	—	—
Capital share transactions:
Proceeds from shares sold	1,863,427,784	1,150,758,759	961,969,249	403,262,805
Cost of shares redeemed	(1,108,426,154)	(663,501,053)	(965,666,737)	(247,970,661)
Transaction fees (Note 4)	503,756	138,570	294,379	74,382
Net increase (decrease) in net assets resulting from capital transactions	755,505,386	487,396,276	(3,403,109)	155,366,526
Total increase in net assets	39,164,946	605,995,233	33,177,622	13,761,216
Net assets:
Beginning of year	712,681,429	106,686,196	82,096,020	68,334,804
End of year	$751,846,375	$712,681,429	$115,273,642	$82,096,020
Accumulated net investment loss at end of year	$(2,558,601)	$(3,007,381)	$(262,567)	$(336,558)
Changes in shares outstanding
Shares outstanding, beginning of year	14,553,665	6,691,165	764,037	11,748
Shares sold	80,987,500	26,012,500	14,487,500	1,817,250
Shares repurchased	(45,834,286)	(18,150,000)	(13,463,802)	(1,064,961)
Shares outstanding, end of year	49,706,879	14,553,665	1,787,735	764,037

1  Effective May 1, 2017, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Real Estate Bull 3X Shares		Direxion Daily MSCI Real Estate Bear 3X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income (loss)	$152,171	$(566,576)	$(60,066)	$(123,063)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	5,376,970	24,858,954	379,385	(7,848,303)
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	3,004,175	(13,076,081)	(3,134,353)	3,888,281
Net increase (decrease) in net assets resulting from operations	8,533,316	11,216,297	(2,815,034)	(4,083,085)
Distributions to shareholders:	—	—	—	—
Capital share transactions:
Proceeds from shares sold	57,766,154	95,243,230	24,009,816	28,202,230
Cost of shares redeemed	(71,193,145)	(136,352,820)	(28,288,125)	(12,901,968)
Transaction fees (Note 4)	15,489	31,905	8,486	3,871
Net increase (decrease) in net assets resulting from capital transactions	(13,411,502)	(41,077,685)	(4,269,823)	15,304,133
Total increase (decrease) in net assets	(4,878,186)	(29,861,388)	(7,084,857)	11,221,048
Net assets:
Beginning of year	74,331,246	104,192,634	22,966,546	11,745,498
End of year	$69,453,060	$74,331,246	$15,881,689	$22,966,546
Undistributed (Accumulated) net investment income (loss) at end of year	$115,603	$14,322	$(29,760)	$(105,285)
Changes in shares outstanding
Shares outstanding, beginning of year	3,700,000	5,600,000	1,608,309	558,309
Shares sold	2,750,000	4,450,000	2,050,000	1,800,000
Shares repurchased	(3,250,000)	(6,350,000)	(2,250,000)	(750,000)
Shares outstanding, end of year	3,200,000	3,700,000	1,408,309	1,608,309
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Natural Gas Related Bull 3X Shares		Direxion Daily Natural Gas Related Bear 3X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	For the Period December 3, 2015[1] through October 31, 2016
Operations:
Net investment loss	$(183,767)	$(387,537)	$(14,951)	$(55,652)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	(14,713,109)	(31,588,171)	1,106,388	(10,788,411)
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	5,682,059	2,882,501	(1,939,272)	1,750,018
Net decrease in net assets resulting from operations	(9,214,817)	(29,093,207)	(847,835)	(9,094,045)
Distributions to shareholders:	—	—	—	—
Capital share transactions:
Proceeds from shares sold	88,398,107	222,609,034	18,497,946	55,899,217
Cost of shares redeemed	(83,151,056)	(175,848,704)	(20,171,543)	(39,214,576)
Transaction fees (Note 4)	17,119	38,203	6,052	11,763
Net increase (decrease) in net assets resulting from capital transactions	5,264,170	46,798,533	(1,667,545)	16,696,404
Total increase (decrease) in net assets	(3,950,647)	17,705,326	(2,515,380)	7,602,359
Net assets:
Beginning of year/period	57,293,202	39,587,876	7,602,359	—
End of year/period	$53,342,555	$57,293,202	$5,086,979	$7,602,359
Accumulated net investment loss at end of year/period	$(210,104)	$(434,697)	$(7,644)	$(51,124)
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,607,521	203,643	224,855	—
Shares sold	3,350,000	5,890,000	650,000	762,500
Shares repurchased	(2,600,000)	(4,486,122)	(700,000)	(537,645)
Shares outstanding, end of year/period	2,357,521	1,607,521	174,855	224,855

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Regional Banks Bull 3X Shares		Direxion Daily Regional Banks Bear 3X Shares[1]
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income (loss)	$58,351	$(1,065)	$(2,970)	$(14,985)
Net realized (loss) on investment securities, in-kind redemptions and swap contracts	(1,363,845)	(347,923)	(667,989)	(635,966)
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	5,232,038	196,720	(795,428)	(331,507)
Net increase (decrease) in net assets resulting from operations	3,926,544	(152,268)	(1,466,387)	(982,458)
Distributions to shareholders:
Net investment income	(41,188)	—	—	—
Net realized gains	—	—	—	(92,570)
Return of capital	—	—	—	(226)
Total distributions	(41,188)	—	—	(92,796)
Capital share transactions:
Proceeds from shares sold	51,935,634	—	3,961,101	—
Cost of shares redeemed	(30,768,790)	(1,642,314)	(561)	(1,744,928)
Transaction fees (Note 4)	6,447	493	—	523
Net increase (decrease) in net assets resulting from capital transactions	21,173,291	(1,641,821)	3,960,540	(1,744,405)
Total increase (decrease) in net assets	25,058,647	(1,794,089)	2,494,153	(2,819,659)
Net assets:
Beginning of year	1,734,995	3,529,084	1,044,026	3,863,685
End of year	$26,793,642	$1,734,995	$3,538,179	$1,044,026
Undistributed (Accumulated) net investment income (loss) at end of year	$17,866	$—	$(2,128)	$(11,454)
Changes in shares outstanding
Shares outstanding, beginning of year	50,000	100,000	10,000	20,000
Shares sold	850,000	—	90,000	—
Shares repurchased	(500,000)	(50,000)	(12)	(10,000)
Shares outstanding, end of year	400,000	50,000	99,988	10,000

1  Effective May 1, 2017, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Retail Bull 3X Shares		Direxion Daily S&P Biotech Bull 3X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment loss	$(32,426)	$(327,976)	$(1,316,669)	$(1,630,578)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	(2,497,297)	7,423,868	208,593,466	(25,816,489)
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	(9,244,846)	(8,954,274)	152,833,496	(27,152,353)
Net increase (decrease) in net assets resulting from operations	(11,774,569)	(1,858,382)	360,110,293	(54,599,420)
Distributions to shareholders:
Net realized gains	(951,341)	—	—	—
Total distributions	(951,341)	—	—	—
Capital share transactions:
Proceeds from shares sold	54,908,380	30,260,152	1,053,185,535	889,366,495
Cost of shares redeemed	(42,153,071)	(50,255,589)	(1,314,160,650)	(678,081,778)
Transaction fees (Note 4)	9,989	12,091	279,354	139,772
Net increase (decrease) in net assets resulting from capital transactions	12,765,298	(19,983,346)	(260,695,761)	211,424,489
Total increase (decrease) in net assets	39,388	(21,841,728)	99,414,532	156,825,069
Net assets:
Beginning of year	36,688,701	58,530,429	279,882,880	123,057,811
End of year	$36,728,089	$36,688,701	$379,297,412	$279,882,880
Accumulated net investment loss at end of year	$(4,397)	$—	$—	$(1,387,551)
Changes in shares outstanding
Shares outstanding, beginning of year	950,012	1,600,012	9,711,600	1,600,000
Shares sold	1,950,000	750,000	18,700,000	26,462,500
Shares repurchased	(1,400,000)	(1,400,000)	(23,450,000)	(18,350,900)
Shares outstanding, end of year	1,500,012	950,012	4,961,600	9,711,600

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P Biotech Bear 3X Shares		Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares[1]
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment loss	$(174,404)	$(490,505)	$(281,010)	$(359,039)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(56,588,223)	(31,283,770)	(41,725,118)	20,518,859
Change in net unrealized appreciation (depreciation) on investment securities and swaps	(63,196,306)	22,161,242	18,240,304	12,282,518
Net increase (decrease) in net assets resulting from operations	(119,958,933)	(9,613,033)	(23,765,824)	32,442,338
Distributions to shareholders:
Net realized gains	—	—	(2,333,092)	—
Total distributions	—	—	(2,333,092)	—
Capital share transactions:
Proceeds from shares sold	570,201,713	370,984,236	496,936,498	187,291,027
Cost of shares redeemed	(434,501,560)	(307,727,067)	(400,222,640)	(169,518,225)
Transaction fees (Note 4)	130,351	92,318	84,312	38,818
Net increase in net assets resulting from capital transactions	135,830,504	63,349,487	96,798,170	17,811,620
Total increase in net assets	15,871,571	53,736,454	70,699,254	50,253,958
Net assets:
Beginning of year	82,489,758	28,753,304	59,023,646	8,769,688
End of year	$98,361,329	$82,489,758	$129,722,900	$59,023,646
Accumulated net investment loss at end of year	$(75,119)	$(430,918)	$(210,238)	$—
Changes in shares outstanding
Shares outstanding, beginning of year	3,000,000	700,000	1,709,476	130,000
Shares sold	65,300,000	11,950,000	19,050,000	6,390,000
Shares repurchased	(48,800,000)	(9,650,000)	(15,450,000)	(4,810,524)
Shares outstanding, end of year	19,500,000	3,000,000	5,309,476	1,709,476

1  Effective May 1, 2017, the Fund had a 2:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 2:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares		Direxion Daily Semiconductor Bull 3X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment loss	$(96,308)	$(173,003)	$(50,831)	$(448,002)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	6,106,214	(28,721,851)	164,816,591	59,676,046
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	(8,143,581)	2,029,986	162,834,265	(2,858,033)
Net increase (decrease) in net assets resulting from operations	(2,133,675)	(26,864,868)	327,600,025	56,370,011
Distributions to shareholders:
Net realized gains	—	—	(6,634,619)	—
Total distributions	—	—	(6,634,619)	—
Capital share transactions:
Proceeds from shares sold	150,524,030	122,728,849	732,271,412	147,499,788
Cost of shares redeemed	(145,264,404)	(74,613,389)	(640,155,588)	(223,704,994)
Transaction fees (Note 4)	43,579	22,383	174,069	55,655
Net increase (decrease) in net assets resulting from capital transactions	5,303,205	48,137,843	92,289,893	(76,149,551)
Total increase (decrease) in net assets	3,169,530	21,272,975	413,255,299	(19,779,540)
Net assets:
Beginning of year	26,949,840	5,676,865	112,149,207	131,928,747
End of year	$30,119,370	$26,949,840	$525,404,506	$112,149,207
Accumulated net investment loss at end of year	$(62,214)	$(161,777)	$—	$—
Changes in shares outstanding
Shares outstanding, beginning of year	1,079,803	80,000	2,450,004	4,900,004
Shares sold	8,700,000	2,970,000	7,900,000	4,000,000
Shares repurchased	(7,950,000)	(1,970,197)	(6,800,000)	(6,450,000)
Shares outstanding, end of year	1,829,803	1,079,803	3,550,004	2,450,004

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Semiconductor Bear 3X Shares[1]		Direxion Daily Technology Bull 3X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income (loss)	$(68,699)	$(347,939)	$22,217	$(994,631)
Net realized gain (loss) on in-kind redemptions and swap contracts	(56,833,153)	(33,422,363)	125,489,659	65,830,741
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	(1,294,842)	(11,169,062)	108,103,880	(30,871,476)
Net increase (decrease) in net assets resulting from operations	(58,196,694)	(44,939,364)	233,615,756	33,964,634
Distributions to shareholders:	—	—	—	—
Capital share transactions:
Proceeds from shares sold	90,699,396	119,453,839	439,065,962	182,378,253
Cost of shares redeemed	(35,058,675)	(61,250,756)	(393,522,387)	(238,413,084)
Transaction fees (Note 4)	11,013	18,375	113,595	70,412
Net increase (decrease) in net assets resulting from capital transactions	55,651,734	58,221,458	45,657,170	(55,964,419)
Total increase (decrease) in net assets	(2,544,960)	13,282,094	279,272,926	(21,999,785)
Net assets:
Beginning of year	51,460,169	38,178,075	172,727,743	194,727,528
End of year	$48,915,209	$51,460,169	$452,000,669	$172,727,743
Undistributed (Accumulated) net investment income (loss) at end of year	$(30,667)	$(285,620)	$—	$—
Changes in shares outstanding
Shares outstanding, beginning of year	669,950	179,950	3,650,000	5,050,000
Shares sold	3,320,000	840,000	5,500,000	4,000,000
Shares repurchased	(980,183)	(350,000)	(4,950,000)	(5,400,000)
Shares outstanding, end of year	3,009,767	669,950	4,200,000	3,650,000

1  Effective May 1, 2017, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Technology Bear 3X Shares		Direxion Daily Transportation Bull 3X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	For the Period May 3, 2017[1] through October 31, 2017
Operations:
Net investment income (loss)	$(35,608)	$(147,605)	$1,812
Net realized gain (loss) on swap contracts	(17,211,272)	(7,802,948)	422,830
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	662,051	(1,494,844)	19,859
Net increase (decrease) in net assets resulting from operations	(16,584,829)	(9,445,397)	444,501
Distributions to shareholders:	—	—	—
Capital share transactions:
Proceeds from shares sold	17,561,324	23,402,768	2,500,025
Cost of shares redeemed	(3,156,120)	(13,393,447)	—
Transaction fees (Note 4)	946	4,018	—
Net increase in net assets resulting from capital transactions	14,406,150	10,013,339	2,500,025
Total increase (decrease) in net assets	(2,178,679)	567,942	2,944,526
Net assets:
Beginning of year/period	19,597,623	19,029,681	—
End of year/period	$17,418,944	$19,597,623	$2,944,526
Undistributed (Accumulated) net investment income (loss) at end of year/period	$(16,055)	$(120,328)	$6,004
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,017,738	617,738	—
Shares sold	1,600,000	850,000	100,001
Shares repurchased	(250,000)	(450,000)	—
Shares outstanding, end of year/period	2,367,738	1,017,738	100,001

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Utilities Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bull 3X Shares
	For the Period May 3, 2017[1] through October 31, 2017	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income (loss)	$14,420	$(2,726)	$(61,336)
Net realized gain (loss) on investment securities and swap contracts	217,923	(444,216)	551,876
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	318,274	(425,767)	294,981
Net increase (decrease) in net assets resulting from operations	550,617	(872,709)	785,521
Distributions to shareholders:
Net realized gains	—	(284,233)	(109,119)
Total distributions	—	(284,233)	(109,119)
Capital share transactions:
Proceeds from shares sold	5,321,225	4,530,238	—
Cost of shares redeemed	(2,759,970)	(2,210,682)	—
Transaction fees (Note 4)	828	663	—
Net increase in net assets resulting from capital transactions	2,562,083	2,320,219	—
Total increase in net assets	3,112,700	1,163,277	676,402
Net assets:
Beginning of year/period	—	7,687,702	7,011,300
End of year/period	$3,112,700	$8,850,979	$7,687,702
Undistributed (Accumulated) net investment income (loss) at end of year/period	$—	$—	$—
Changes in shares outstanding
Shares outstanding, beginning of year/period	—	150,000	150,000
Shares sold	200,001	100,000	—
Shares repurchased	(100,000)	(50,000)	—
Shares outstanding, end of year/period	100,001	200,000	150,000

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 7-10 Year Treasury Bear 3X Shares		Direxion Daily 20+ Year Treasury Bull 3X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income (loss)	$(95,965)	$(233,947)	$304,527	$(294,147)
Net realized gain (loss) on investment securities, in-kind redemptions and swap contracts	(2,761,342)	(5,139,786)	(12,368,585)	22,890,126
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	3,463,104	(318,001)	6,262,367	(5,476,931)
Net increase (decrease) in net assets resulting from operations	605,797	(5,691,734)	(5,801,691)	17,119,048
Distributions to shareholders:
Net investment income	—	—	(86,292)	—
Total distributions	—	—	(86,292)	—
Capital share transactions:
Proceeds from shares sold	3,758,071	—	195,030,356	237,708,175
Cost of shares redeemed	(2,252,083)	(8,159,677)	(166,232,819)	(250,113,998)
Transaction fees (Note 4)	676	2,448	40,980	69,440
Net increase (decrease) in net assets resulting from capital transactions	1,506,664	(8,157,229)	28,838,517	(12,336,383)
Total increase (decrease) in net assets	2,112,461	(13,848,963)	22,950,534	4,782,665
Net assets:
Beginning of year	26,611,842	40,460,805	67,396,494	62,613,829
End of year	$28,724,303	$26,611,842	$90,347,028	$67,396,494
Undistributed (Accumulated) net investment income (loss) at end of year	$(62,488)	$(172,503)	$218,235	$—
Changes in shares outstanding
Shares outstanding, beginning of year	1,950,000	2,450,000	2,800,000	3,200,000
Shares sold	250,000	—	9,800,000	9,750,000
Shares repurchased	(150,000)	(500,000)	(8,250,000)	(10,150,000)
Shares outstanding, end of year	2,050,000	1,950,000	4,350,000	2,800,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 20+ Year Treasury Bear 3X Shares		Direxion Daily Emerging Markets Bond Bull 3X Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	For the Period August 17, 2017[1] through October 31, 2017
Operations:
Net investment income (loss)	$(1,309,311)	$(2,970,900)	$7,200
Net realized gain (loss) on swap contracts	42,871,787	(197,162,830)	11,127
Change in net unrealized appreciation (depreciation) on investment securities and swap contracts	(33,049,691)	53,871,678	72,515
Net increase (decrease) in net assets resulting from operations	8,512,785	(146,262,052)	90,842
Distributions to shareholders:	—	—	—
Capital share transactions:
Proceeds from shares sold	234,576,873	147,258,920	2,500,025
Cost of shares redeemed	(250,718,839)	(159,115,864)	—
Transaction fees (Note 4)	75,216	48,981	—
Net increase (decrease) in net assets resulting from capital transactions	(16,066,750)	(11,807,963)	2,500,025
Total increase (decrease) in net assets	(7,553,965)	(158,070,015)	2,590,867
Net assets:
Beginning of year/period	378,945,881	537,015,896	—
End of year/period	$371,391,916	$378,945,881	$2,590,867
Undistributed (Accumulated) net investment income (loss) at end of year/period	$(775,273)	$(2,155,957)	$7,200
Changes in shares outstanding
Shares outstanding, beginning of year/period	20,149,789	19,449,789	—
Shares sold	11,350,000	7,700,000	100,001
Shares repurchased	(12,100,000)	(7,000,000)	—
Shares outstanding, end of year/period	19,399,789	20,149,789	100,001

1  Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2017

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Mid Cap Bull 3X Shares
For the Year Ended October 31, 2017	$24.95	$(0.06)	$(0.03)	$18.64	$18.58	$—	$(0.61)	$—	$(0.61)	$42.92	75.11%	$62,242	1.04%	1.09%	(0.18)%	0.95%	1.00%	(0.09)%	130%
For the Year Ended October 31, 2016	$23.15	(0.18)	(0.17)	1.98	1.80	—	—	—	—	$24.95	7.78%	$46,170	0.99%	1.06%	(0.78)%	0.95%	1.02%	(0.74)%	171%
For the Year Ended October 31, 2015	$22.86	(0.22)	(0.22)	0.51	0.29	—	—	—	—	$23.15	1.27%	$69,466	0.96%	0.99%	(0.88)%	0.95%	0.98%	(0.87)%	103%
For the Year Ended October 31, 2014	$18.48	(0.19)	(0.19)	5.35	5.16	—	(0.78)	—	(0.78)	$22.86	29.26%	$91,439	0.98%	1.04%	(0.93)%	0.95%	1.01%	(0.89)%	0%
For the Year Ended October 31, 2013	$8.44	(0.11)	(0.11)	10.15	10.04	—	—	—	—	$18.48	118.83%	$51,730	0.99%	1.11%	(0.87)%	0.95%	1.07%	(0.83)%	100%
Direxion Daily Mid Cap Bear 3X Shares
For the Year Ended October 31, 2017	$30.02	(0.06)	(0.06)	(14.79)	(14.85)	—	—	—	—	$15.17	(49.47)%	$6,288	0.96%	1.29%	(0.30)%	0.95%	1.28%	(0.29)%	0%
For the Year Ended October 31, 2016	$42.46	(0.30)	(0.30)	(12.14)	(12.44)	—	—	—	—	$30.02	(29.30)%	$10,941	0.97%	1.23%	(0.80)%	0.95%	1.21%	(0.78)%	0%
For the Year Ended October 31, 2015	$54.12	(0.42)	(0.41)	(11.24)	(11.66)	—	—	—	—	$42.46	(21.54)%	$11,227	0.95%	1.23%	(0.93)%	0.95%	1.23%	(0.93)%	0%
For the Year Ended October 31, 2014	$84.52	(0.64)	(0.64)	(29.76)	(30.40)	—	—	—	—	$54.12	(35.97)%	$8,229	0.95%	1.32%	(0.94)%	0.95%	1.32%	(0.94)%	0%
For the Year Ended October 31, 2013	$230.16	(1.28)	(1.28)	(144.36)	(145.64)	—	—	—	—	$84.52	(63.28)%	$10,736	0.95%	1.32%	(0.94)%	0.95%	1.32%	(0.94)%	0%
Direxion Daily S&P 500® Bull 3X Shares[11]
For the Year Ended October 31, 2017	$22.92	0.01	0.03	17.93	17.94	—	—	—	—	$40.86	78.31%	$692,851	1.01%	1.00%	0.03%	0.95%	0.94%	0.09%	99%
For the Year Ended October 31, 2016	$21.92	(0.18)	(0.16)	1.18	1.00	—	—	—	—	$22.92	4.56%	$458,407	1.02%	1.02%	(0.85)%	0.95%	0.95%	(0.78)%	187%
For the Year Ended October 31, 2015	$20.63	(0.20)	(0.20)	1.49	1.29	—	—	—	—	$21.92	6.24%	$574,270	0.97%	0.96%	(0.93)%	0.95%	0.94%	(0.91)%	254%
For the Year Ended October 31, 2014	$13.61	(0.12)	(0.12)	7.14	7.02	—	—	—	—	$20.63	51.53%	$552,931	0.97%	0.98%	(0.71)%	0.95%	0.96%	(0.68)%	110%
For the Year Ended October 31, 2013	$7.08	(0.09)	(0.09)	6.62	6.53	—	—	—	—	$13.61	92.31%	$299,526	0.98%	1.00%	(0.88)%	0.95%	0.97%	(0.85)%	217%
Direxion Daily S&P 500® Bear 3X Shares[12]
For the Year Ended October 31, 2017	$64.65	(0.13)	(0.13)	(30.58)	(30.71)	—	—	—	—	$33.94	(47.50)%	$381,925	0.93%	0.96%	(0.28)%	0.93%	0.96%	(0.28)%	7%
For the Year Ended October 31, 2016	$83.45	(0.55)	(0.55)	(18.25)	(18.80)	—	—	—	—	$64.65	(22.53)%	$562,025	0.95%	0.97%	(0.78)%	0.94%	0.96%	(0.77)%	0%
For the Year Ended October 31, 2015	$112.65	(0.90)	(0.90)	(28.30)	(29.20)	—	—	—	—	$83.45	(25.92)%	$368,523	0.95%	0.96%	(0.94)%	0.95%	0.96%	(0.94)%	0%
For the Year Ended October 31, 2014	$198.50	(1.35)	(1.35)	(84.50)	(85.85)	—	—	—	—	$112.65	(43.25)%	$204,479	0.95%	0.97%	(0.95)%	0.95%	0.97%	(0.95)%	0%
For the Year Ended October 31, 2013	$451.00	(2.70)	(1.85)	(249.80)	(252.50)	—	—	—	—	$198.50	(55.99)%	$199,514	0.95%	1.29%	(0.95)%	0.65%	0.98%	(0.64)%	0%
Direxion Daily Small Cap Bull 3X Shares[13]
For the Year Ended October 31, 2017	$34.41	(0.11)	(0.07)	31.88	31.77	—	—	—	—	$66.18	92.36%	$658,510	1.02%	1.03%	(0.21)%	0.95%	0.96%	(0.14)%	185%
For the Year Ended October 31, 2016	$34.44	(0.24)	(0.23)	0.21	(0.03)	—	—	—	—	$34.41	(0.09)%	$729,433	0.99%	1.01%	(0.78)%	0.95%	0.97%	(0.74)%	0%
For the Year Ended October 31, 2015	$37.88	(0.35)	(0.34)	(2.86)	(3.20)	—	(0.24)	—	(0.24)	$34.44	(8.50)%	$836,739	0.97%	0.98%	(0.88)%	0.95%	0.97%	(0.86)%	4,838%
For the Year Ended October 31, 2014	$33.45	(0.33)	(0.32)	5.36	5.03	—	(0.60)	—	(0.60)	$37.88	15.30%	$1,090,966	0.98%	1.02%	(0.93)%	0.95%	0.99%	(0.90)%	0%
For the Year Ended October 31, 2013	$14.36	(0.19)	(0.18)	19.28	19.09	—	—	—	—	$33.45	132.90%	$732,449	0.99%	1.05%	(0.90)%	0.95%	1.01%	(0.87)%	0%
Direxion Daily Small Cap Bear 3X Shares
For the Year Ended October 31, 2017	$30.73	(0.04)	(0.04)	(17.39)	(17.43)	—	—	—	—	$13.30	(56.72)%	$647,079	0.96%	0.98%	(0.23)%	0.95%	0.97%	(0.22)%	0%
For the Year Ended October 31, 2016	$43.77	(0.29)	(0.29)	(12.75)	(13.04)	—	—	—	—	$30.73	(29.79)%	$586,011	0.97%	1.00%	(0.79)%	0.95%	0.98%	(0.77)%	0%
For the Year Ended October 31, 2015	$54.16	(0.42)	(0.42)	(9.97)	(10.39)	—	—	—	—	$43.77	(19.18)%	$504,280	0.95%	0.98%	(0.94)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2014	$82.96	(0.64)	(0.64)	(28.16)	(28.80)	—	—	—	—	$54.16	(34.72)%	$606,361	0.95%	1.02%	(0.95)%	0.95%	1.02%	(0.95)%	0%
For the Year Ended October 31, 2013	$251.52	(1.28)	(1.20)	(167.28)	(168.56)	—	—	—	—	$82.96	(67.02)%	$665,827	0.95%	1.07%	(0.95)%	0.89%	1.01%	(0.89)%	0%
Direxion Daily EURO STOXX 50® Bull 3X Shares
For the Period July 12, 2017[9] through October 31, 2017	$25.00	0.00[10]	0.00[10]	5.49	5.49	—	—	—	—	$30.49	21.96%	$4,573	0.95%	3.13%	0.04%	0.95%	3.13%	0.04%	70%
Direxion Daily FTSE China Bull 3X Shares
For the Year Ended October 31, 2017	$17.25	(0.09)	(0.07)	15.50	15.41	—	—	—	—	$32.66	89.33%	$236,786	1.03%	1.08%	(0.41)%	0.95%	1.00%	(0.33)%	112%
For the Year Ended October 31, 2016	$21.73	(0.10)	(0.10)	(4.38)	(4.48)	—	—	—	—	$17.25	(20.62)%	$150,955	0.99%	1.04%	(0.67)%	0.95%	1.00%	(0.63)%	80%
For the Year Ended October 31, 2015	$31.65	(0.27)	(0.26)	(9.58)	(9.85)	—	(0.07)	—	(0.07)	$21.73	(31.19)%	$159,741	0.97%	1.00%	(0.80)%	0.95%	0.98%	(0.78)%	71%
For the Year Ended October 31, 2014	$30.02	(0.24)	(0.23)	1.87	1.63	—	—	—	—	$31.65	5.43%	$110,784	0.96%	1.03%	(0.88)%	0.95%	1.02%	(0.87)%	103%
For the Year Ended October 31, 2013	$16.45	(0.14)	(0.14)	13.71	13.57	—	—	—	—	$30.02	82.49%	$81,066	0.97%	1.05%	(0.72)%	0.95%	1.03%	(0.71)%	36%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2017

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily FTSE China Bear 3X Shares
For the Year Ended October 31, 2017	$15.45	$(0.03)	$(0.03)	$(8.89)	$(8.92)	$—	$—	$—	$—	$6.53	(57.73)%	$40,664	0.96%	1.05%	(0.28)%	0.95%	1.04%	(0.27)%	0%
For the Year Ended October 31, 2016	$21.65	(0.18)	(0.17)	(6.02)	(6.20)	—	—	—	—	$15.45	(28.64)%	$67,613	1.01%	1.09%	(0.84)%	0.95%	1.03%	(0.78)%	0%
For the Year Ended October 31, 2015	$36.05	(0.20)	(0.20)	(14.20)	(14.40)	—	—	—	—	$21.65	(39.95)%	$106,669	0.97%	1.05%	(0.95)%	0.95%	1.03%	(0.93)%	0%
For the Year Ended October 31, 2014	$56.85	(0.48)	(0.48)	(20.32)	(20.80)	—	—	—	—	$36.05	(36.59)%	$13,986	0.96%	1.18%	(0.95)%	0.95%	1.18%	(0.94)%	0%
For the Year Ended October 31, 2013	$156.50	(1.00)	(0.98)	(98.65)	(99.65)	—	—	—	—	$56.85	(63.67)%	$9,549	0.96%	1.39%	(0.95)%	0.95%	1.38%	(0.94)%	0%
Direxion Daily FTSE Europe Bull 3X Shares
For the Year Ended October 31, 2017	$18.88	0.22	0.25	17.89	18.11	—	—	—	—	$36.99	95.92%	$64,737	1.03%	1.06%	0.78%	0.95%	0.98%	0.86%	0%
For the Year Ended October 31, 2016	$27.78	(0.15)	(0.15)	(8.75)	(8.90)	—	—	—	—	$18.88	(32.04)%	$26,433	0.97%	1.04%	(0.69)%	0.95%	1.02%	(0.67)%	210%
For the Year Ended October 31, 2015	$32.10	(0.10)	(0.10)	(4.17)	(4.27)	(0.05)	—	—	(0.05)	$27.78	(13.33)%	$51,389	0.95%	0.96%	(0.31)%	0.95%	0.96%	(0.31)%	0%
For the Period January 22, 2014[9] through October 31, 2014	$40.00	0.27	0.27	(7.99)	(7.72)	(0.18)	—	—	(0.18)	$32.10	(19.35)%	$9,631	0.95%	1.74%	0.91%	0.95%	1.74%	0.91%	0%
Direxion Daily Latin America Bull 3X Shares[11]
For the Year Ended October 31, 2017	$28.79	(0.08)	(0.04)	2.83	2.75	—	—	—	—	$31.54	9.55%	$14,796	1.12%	1.35%	(0.30)%	0.95%	1.18%	(0.13)%	58%
For the Year Ended October 31, 2016	$16.48	(0.16)	(0.14)	12.47	12.31	—	—	—	—	$28.79	74.70%	$17,823	1.06%	1.36%	(0.87)%	0.95%	1.25%	(0.76)%	101%
For the Year Ended October 31, 2015	$74.16	(0.30)	(0.30)	(57.38)	(57.68)	—	—	—	—	$16.48	(77.78)%	$10,216	0.96%	1.15%	(0.87)%	0.95%	1.14%	(0.86)%	0%
For the Year Ended October 31, 2014	$104.32	(0.48)	(0.44)	(29.68)	(30.16)	—	—	—	—	$74.16	(28.91)%	$21,879	0.96%	1.18%	(0.54)%	0.95%	1.17%	(0.52)%	64%
For the Year Ended October 31, 2013	$130.92	(0.60)	(0.60)	(25.68)	(26.28)	—	—	(0.32)	(0.32)	$104.32	(20.13)%	$24,254	0.96%	1.18%	(0.51)%	0.95%	1.17%	(0.50)%	124%
Direxion Daily MSCI Brazil Bull 3X Shares
For the Year Ended October 31, 2017	$47.45	(0.03)	0.04	(7.13)	(7.16)	—	—	—	—	$40.29	(15.09)%	$153,270	1.13%	1.15%	(0.08)%	0.95%	0.97%	0.10%	42%
For the Year Ended October 31, 2016	$16.48	(0.15)	(0.12)	31.12	30.97	—	—	—	—	$47.45	187.92%	$78,470	1.10%	1.17%	(0.77)%	0.95%	1.02%	(0.62)%	164%
For the Year Ended October 31, 2015	$151.00	(0.40)	(0.40)	(134.12)	(134.52)	—	—	—	—	$16.48	(89.09)%	$41,284	0.95%	1.04%	(0.92)%	0.95%	1.04%	(0.92)%	56%
For the Year Ended October 31, 2014	$284.30	(0.70)	(0.70)	(132.60)	(133.30)	—	—	—	—	$151.00	(46.89)%	$40,761	0.97%	1.38%	(0.35)%	0.95%	1.36%	(0.33)%	229%
For the Period April 10, 2013[9] through October 31, 2013	$400.00	(0.40)	(0.40)	114.90	115.30	—	—	(0.40)	(0.40)	$284.30	(28.81)%	$5,685	0.95%	3.22%	(0.26)%	0.95%	3.22%	(0.26)%	50%
Direxion Daily MSCI Developed Markets Bull 3X Shares
For the Year Ended October 31, 2017	$44.52	0.17	0.21	34.69	34.86	—	—	—	—	$79.38	78.30%	$31,750	1.02%	1.27%	0.28%	0.95%	1.20%	0.35%	87%
For the Year Ended October 31, 2016	$55.47	(0.05)	(0.04)	(10.90)	(10.95)	—	—	—	—	$44.52	(19.74)%	$17,806	0.96%	1.22%	(0.11)%	0.95%	1.21%	(0.10)%	188%
For the Year Ended October 31, 2015	$65.42	(0.46)	(0.44)	(9.49)	(9.95)	—	—	—	—	$55.47	(15.21)%	$33,284	0.98%	1.12%	(0.72)%	0.95%	1.10%	(0.69)%	276%
For the Year Ended October 31, 2014	$69.40	(0.54)	(0.53)	(3.44)	(3.98)	—	—	—	—	$65.42	(5.73)%	$35,982	0.97%	1.06%	(0.75)%	0.95%	1.05%	(0.73)%	32%
For the Year Ended October 31, 2013	$36.93	(0.44)	(0.43)	32.98	32.54	(0.07)	—	—	(0.07)	$69.40	88.23%	$52,047	0.97%	1.25%	(0.84)%	0.95%	1.24%	(0.82)%	161%
Direxion Daily MSCI Developed Markets Bear 3X Shares
For the Year Ended October 31, 2017	$25.28	(0.07)	(0.06)	(12.13)	(12.20)	—	—	—	—	$13.08	(48.26)%	$3,728	0.97%	2.28%	(0.35)%	0.95%	2.26%	(0.33)%	0%
For the Year Ended October 31, 2016	$28.83	(0.25)	(0.24)	(3.30)	(3.55)	—	—	—	—	$25.28	(12.31)%	$8,468	0.99%	1.79%	(0.84)%	0.95%	1.75%	(0.80)%	0%
For the Year Ended October 31, 2015	$32.48	(0.29)	(0.29)	(3.36)	(3.65)	—	—	—	—	$28.83	(11.24)%	$11,097	0.96%	1.83%	(0.95)%	0.95%	1.82%	(0.94)%	0%
For the Year Ended October 31, 2014	$36.33	(0.31)	(0.31)	(3.54)	(3.85)	—	—	—	—	$32.48	(10.60)%	$9,255	0.95%	2.09%	(0.95)%	0.95%	2.08%	(0.95)%	0%
For the Year Ended October 31, 2013	$84.68	(0.52)	(0.52)	(47.83)	(48.35)	—	—	—	—	$36.33	(57.10)%	$8,534	0.95%	1.88%	(0.94)%	0.95%	1.88%	(0.94)%	0%
Direxion Daily MSCI Emerging Markets Bull 3X Shares
For the Year Ended October 31, 2017	$62.59	(0.37)	(0.28)	53.63	53.26	—	—	—	—	$115.85	85.09%	$275,919	1.06%	1.08%	(0.47)%	0.95%	0.97%	(0.36)%	38%
For the Year Ended October 31, 2016	$57.28	(0.42)	(0.40)	5.73	5.31	—	—	—	—	$62.59	9.27%	$195,996	0.99%	1.03%	(0.83)%	0.95%	0.99%	(0.79)%	162%
For the Year Ended October 31, 2015	$110.88	(0.68)	(0.68)	(52.92)	(53.60)	—	—	—	—	$57.28	(48.34)%	$182,247	0.96%	0.95%	(0.78)%	0.95%	0.95%	(0.77)%	226%
For the Year Ended October 31, 2014	$119.48	(0.84)	(0.84)	(7.76)	(8.60)	—	—	—	—	$110.88	(7.20)%	$287,673	0.96%	0.99%	(0.76)%	0.95%	0.98%	(0.75)%	116%
For the Year Ended October 31, 2013	$115.60	(0.64)	(0.60)	4.64	4.00	—	—	(0.12)	(0.12)	$119.48	3.43%	$312,983	0.96%	1.03%	(0.53)%	0.95%	1.01%	(0.51)%	41%
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2017

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily MSCI Emerging Markets Bear 3X Shares
For the Year Ended October 31, 2017	$22.91	$(0.04)	$(0.04)	$(12.76)	$(12.80)	$—	$—	$—	$—	$10.11	(55.87)%	$84,166	0.96%	1.00%	(0.26)%	0.95%	0.99%	(0.25)%	0%
For the Year Ended October 31, 2016	$40.44	(0.26)	(0.25)	(17.27)	(17.53)	—	—	—	—	$22.91	(43.35)%	$143,830	0.97%	1.02%	(0.79)%	0.95%	1.00%	(0.77)%	0%
For the Year Ended October 31, 2015	$32.73	(0.34)	(0.34)	8.05	7.71	—	—	—	—	$40.44	23.56%	$124,472	0.96%	0.98%	(0.94)%	0.95%	0.97%	(0.93)%	0%
For the Year Ended October 31, 2014	$40.45	(0.35)	(0.35)	(7.37)	(7.72)	—	—	—	—	$32.73	(19.09)%	$86,012	0.95%	1.01%	(0.95)%	0.95%	1.01%	(0.95)%	0%
For the Year Ended October 31, 2013	$58.85	(0.48)	(0.47)	(17.92)	(18.40)	—	—	—	—	$40.45	(31.27)%	$106,297	0.95%	1.08%	(0.95)%	0.95%	1.08%	(0.95)%	0%
Direxion Daily MSCI India Bull 3X Shares
For the Year Ended October 31, 2017	$57.82	(0.34)	(0.28)	38.02	37.68	—	—	—	—	$95.50	65.17%	$105,023	1.04%	1.07%	(0.49)%	0.95%	0.98%	(0.40)%	15%
For the Year Ended October 31, 2016	$58.32	(0.30)	(0.29)	(0.20)	(0.50)	—	—	—	—	$57.82	(0.86)%	$75,147	0.97%	1.03%	(0.60)%	0.95%	1.01%	(0.58)%	119%
For the Year Ended October 31, 2015	$101.88	(0.56)	(0.56)	(43.00)	(43.56)	—	—	—	—	$58.32	(42.76)%	$94,040	0.96%	0.98%	(0.69)%	0.95%	0.97%	(0.68)%	355%
For the Year Ended October 31, 2014	$53.56	(0.64)	(0.64)	48.96	48.32	—	—	—	—	$101.88	90.24%	$78,949	0.98%	1.04%	(0.90)%	0.95%	1.02%	(0.87)%	195%
For the Year Ended October 31, 2013	$73.88	(0.48)	(0.48)	(19.80)	(20.28)	—	—	(0.04)	(0.04)	$53.56	(27.45)%	$36,144	0.96%	1.12%	(0.76)%	0.95%	1.11%	(0.75)%	190%
Direxion Daily MSCI Japan Bull 3X Shares
For the Year Ended October 31, 2017	$46.28	(0.19)	(0.16)	25.84	25.65	—	—	—	—	$71.93	55.42%	$14,385	1.02%	1.58%	(0.37)%	0.95%	1.51%	(0.30)%	0%
For the Year Ended October 31, 2016	$47.32	(0.20)	(0.20)	(0.84)	(1.04)	—	—	—	—	$46.28	(2.20)%	$11,569	0.96%	1.41%	(0.50)%	0.95%	1.40%	(0.49)%	204%
For the Year Ended October 31, 2015	$48.91	(0.27)	(0.26)	(1.32)	(1.59)	—	—	—	—	$47.32	(3.25)%	$14,196	0.96%	1.30%	(0.53)%	0.95%	1.29%	(0.52)%	17%
For the Year Ended October 31, 2014	$49.65	(0.29)	(0.28)	(0.14)	(0.43)	—	(0.31)	—	(0.31)	$48.91	(0.87)%	$7,337	0.96%	1.69%	(0.63)%	0.95%	1.68%	(0.63)%	0%
For the Period June 26, 2013[9] through October 31, 2013	$40.00	(0.13)	(0.12)	9.78	9.65	—	—	—	—	$49.65	24.13%	$4,965	0.96%	2.94%	(0.76)%	0.95%	2.93%	(0.75)%	0%
Direxion Daily MSCI Mexico Bull 3X Shares
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.04	0.04	(3.21)	(3.17)	—	—	—	—	$21.83	(12.68)%	$3,274	0.96%	2.74%	0.30%	0.95%	2.73%	0.29%	647%
Direxion Daily MSCI South Korea Bull 3X Shares
For the Year Ended October 31, 2017	$26.57	(0.21)	(0.21)	33.86	33.65	—	—	—	—	$60.22	126.65%	$12,044	0.97%	1.35%	(0.53)%	0.95%	1.33%	(0.51)%	88%
For the Year Ended October 31, 2016	$28.24	(0.21)	(0.21)	(1.46)	(1.67)	—	—	—	—	$26.57	(5.91)%	$3,985	0.97%	1.67%	(0.87)%	0.95%	1.65%	(0.85)%	266%
For the Year Ended October 31, 2015	$38.87	(0.30)	(0.30)	(10.33)	(10.63)	—	—	—	—	$28.24	(27.35)%	$4,235	0.96%	1.76%	(0.95)%	0.95%	1.75%	(0.94)%	45%
For the Year Ended October 31, 2014	$54.54	(0.34)	(0.33)	(14.20)	(14.54)	—	(1.13)	—	(1.13)	$38.87	(27.06)%	$1,943	0.97%	2.92%	(0.69)%	0.95%	2.90%	(0.66)%	0%
For the Period April 10, 2013[9] through October 31, 2013	$40.00	(0.23)	(0.23)	14.77	14.54	—	—	—	—	$54.54	36.35%	$2,727	0.95%	4.72%	(0.95)%	0.95%	4.72%	(0.95)%	0%
Direxion Daily Russia Bull 3X Shares[13]
For the Year Ended October 31, 2017	$33.69	(0.32)	(0.25)	15.49	15.17	—	—	—	—	$48.86	45.03%	$142,583	1.11%	1.07%	(0.74)%	0.94%	0.90%	(0.57)%	65%
For the Year Ended October 31, 2016	$31.84	(0.25)	(0.22)	2.10	1.85	—	—	—	—	$33.69	5.81%	$160,631	1.06%	1.04%	(0.91)%	0.95%	0.93%	(0.80)%	179%
For the Year Ended October 31, 2015	$126.96	(0.42)	(0.42)	(94.66)	(95.08)	—	(0.04)	—	(0.04)	$31.84	(74.90)%	$197,193	0.97%	0.96%	(0.96)%	0.95%	0.94%	(0.94)%	299%
For the Year Ended October 31, 2014	$361.08	(1.68)	(1.66)	(232.44)	(234.12)	—	—	—	—	$126.96	(64.84)%	$172,460	0.96%	1.01%	(0.96)%	0.95%	1.00%	(0.95)%	72%
For the Year Ended October 31, 2013	$336.36	(3.12)	(3.00)	27.84	24.72	—	—	—	—	$361.08	7.35%	$22,561	0.98%	1.27%	(0.96)%	0.95%	1.24%	(0.93)%	267%
Direxion Daily Russia Bear 3X Shares[12]
For the Year Ended October 31, 2017	$51.85	(0.09)	(0.08)	(27.21)	(27.30)	—	—	—	—	$24.55	(52.65)%	$31,782	0.98%	1.03%	(0.27)%	0.95%	1.00%	(0.24)%	0%
For the Year Ended October 31, 2016	$158.00	(0.65)	(0.60)	(105.50)	(106.15)	—	—	—	—	$51.85	(67.18)%	$54,709	0.98%	1.02%	(0.79)%	0.95%	0.99%	(0.76)%	0%
For the Year Ended October 31, 2015	$296.20	(2.00)	(2.00)	(136.20)	(138.20)	—	—	—	—	$158.00	(46.66)%	$41,856	0.96%	0.99%	(0.95)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2014	$242.80	(2.60)	(2.60)	56.00	53.40	—	—	—	—	$296.20	21.99%	$16,286	0.95%	1.14%	(0.95)%	0.95%	1.14%	(0.95)%	0%
For the Year Ended October 31, 2013	$415.60	(3.20)	(3.20)	(169.60)	(172.80)	—	—	—	—	$242.80	(41.58)%	$9,103	0.96%	1.34%	(0.96)%	0.95%	1.33%	(0.95)%	0%
Direxion Daily Aerospace & Defense Bull 3X Shares
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.07	0.07	14.96	15.03	—	—	—	—	$40.03	60.12%	$42,032	0.98%	1.34%	0.39%	0.95%	1.31%	0.42%	7%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2017

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Energy Bull 3X Shares
For the Year Ended October 31, 2017	$30.40	$0.27	$0.29	$(1.43)	$(1.16)	$(0.08)	$—	$—	$(0.08)	$29.16	(3.77)%	$481,130	1.00%	1.00%	0.90%	0.95%	0.95%	0.95%	59%
For the Year Ended October 31, 2016	$34.46	(0.08)	(0.06)	(3.98)	(4.06)	—	—	—	—	$30.40	(11.78)%	$452,886	1.01%	1.02%	(0.30)%	0.95%	0.96%	(0.24)%	82%
For the Year Ended October 31, 2015	$84.21	(0.17)	(0.17)	(49.58)	(49.75)	—	—	—	—	$34.46	(59.08)%	$489,320	0.96%	0.96%	(0.36)%	0.95%	0.95%	(0.35)%	70%
For the Year Ended October 31, 2014	$83.24	(0.86)	(0.80)	1.83	0.97	—	—	—	—	$84.21	1.17%	$235,801	1.02%	1.04%	(0.90)%	0.95%	0.97%	(0.83)%	0%
For the Year Ended October 31, 2013	$49.69	(0.53)	(0.50)	34.08	33.55	—	—	—	—	$83.24	67.52%	$141,510	1.00%	1.02%	(0.88)%	0.95%	0.97%	(0.82)%	196%
Direxion Daily Energy Bear 3X Shares
For the Year Ended October 31, 2017	$13.40	(0.04)	(0.03)	(2.19)	(2.23)	—	—	—	—	$11.17	(16.64)%	$53,454	0.96%	1.04%	(0.31)%	0.95%	1.03%	(0.30)%	0%
For the Year Ended October 31, 2016	$22.90	(0.16)	(0.14)	(9.34)	(9.50)	—	—	—	—	$13.40	(41.48)%	$68,147	1.03%	1.09%	(0.86)%	0.95%	1.01%	(0.78)%	0%
For the Year Ended October 31, 2015	$17.33	(0.21)	(0.20)	5.78	5.57	—	—	—	—	$22.90	32.14%	$67,250	0.97%	1.00%	(0.96)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2014	$22.30	(0.17)	(0.17)	(4.80)	(4.97)	—	—	—	—	$17.33	(22.29)%	$48,315	0.95%	1.05%	(0.95)%	0.95%	1.05%	(0.95)%	0%
For the Year Ended October 31, 2013	$48.30	(0.31)	(0.16)	(25.69)	(26.00)	—	—	—	—	$22.30	(53.83)%	$64,392	0.95%	1.45%	(0.95)%	0.50%	1.00%	(0.50)%	0%
Direxion Daily Financial Bull 3X Shares
For the Year Ended October 31, 2017	$29.34	0.11	0.15	30.86	30.97	—	—	—	—	$60.31	105.56%	$1,538,012	1.03%	1.02%	0.24%	0.95%	0.94%	0.32%	4%
For the Year Ended October 31, 2016	$30.21	(0.03)	(0.02)	(0.84)	(0.87)	—	—	—	—	$29.34	(2.88)%	$1,034,205	0.98%	0.99%	(0.12)%	0.95%	0.96%	(0.09)%	14%
For the Year Ended October 31, 2015	$28.51	(0.21)	(0.20)	1.91	1.70	—	—	—	—	$30.21	5.96%	$1,304,920	0.97%	0.96%	(0.67)%	0.95%	0.94%	(0.65)%	6%
For the Year Ended October 31, 2014	$18.96	(0.19)	(0.18)	9.74	9.55	—	—	—	—	$28.51	50.41%	$1,262,984	0.99%	1.00%	(0.80)%	0.95%	0.96%	(0.76)%	118%
For the Year Ended October 31, 2013	$9.08	(0.11)	(0.11)	9.99	9.88	—	—	—	—	$18.96	108.70%	$1,014,045	1.00%	1.02%	(0.81)%	0.95%	0.97%	(0.76)%	5%
Direxion Daily Financial Bear 3X Shares
For the Year Ended October 31, 2017	$31.39	(0.05)	(0.05)	(17.88)	(17.93)	—	—	—	—	$13.46	(57.12)%	$178,750	0.95%	1.00%	(0.26)%	0.95%	1.00%	(0.26)%	0%
For the Year Ended October 31, 2016	$41.86	(0.30)	(0.30)	(10.17)	(10.47)	—	—	—	—	$31.39	(25.01)%	$313,292	0.96%	0.99%	(0.77)%	0.95%	0.98%	(0.76)%	0%
For the Year Ended October 31, 2015	$58.32	(0.45)	(0.45)	(16.01)	(16.46)	—	—	—	—	$41.86	(28.22)%	$311,119	0.95%	0.98%	(0.94)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2014	$105.40	(0.76)	(0.76)	(46.32)	(47.08)	—	—	—	—	$58.32	(44.67)%	$283,539	0.95%	1.01%	(0.95)%	0.95%	1.01%	(0.95)%	0%
For the Year Ended October 31, 2013	$277.28	(1.44)	(1.24)	(170.44)	(171.88)	—	—	—	—	$105.40	(61.99)%	$608,756	0.95%	1.11%	(0.95)%	0.81%	0.97%	(0.81)%	0%
Direxion Daily Gold Miners Index Bull 3X Shares[14]
For the Year Ended October 31, 2017	$56.28	(0.14)	(0.13)	(27.11)	(27.25)	—	—	—	—	$29.03	(48.42)%	$1,337,695	0.93%	0.93%	(0.39)%	0.90%	0.90%	(0.36)%	234%
For the Year Ended October 31, 2016	$27.60	(0.44)	(0.40)	29.12	28.68	—	—	—	—	$56.28	103.91%	$1,582,218	0.99%	0.99%	(0.84)%	0.90%	0.90%	(0.75)%	258%
For the Year Ended October 31, 2015	$88.24	(0.56)	(0.56)	(60.08)	(60.64)	—	—	—	—	$27.60	(68.72)%	$610,269	0.95%	0.95%	(0.94)%	0.94%	0.94%	(0.93)%	633%
For the Year Ended October 31, 2014	$385.92	(2.24)	(2.24)	(295.44)	(297.68)	—	—	—	—	$88.24	(77.14)%	$552,267	0.96%	0.95%	(0.81)%	0.95%	0.94%	(0.80)%	435%
For the Year Ended October 31, 2013	$6,608.00	(3.12)	(3.04)	(6,218.96)	(6,222.08)	—	—	—	—	$385.92	(94.16)%	$647,626	0.96%	0.94%	(0.90)%	0.95%	0.93%	(0.89)%	0%
Direxion Daily Gold Miners Index Bear 3X Shares
For the Year Ended October 31, 2017	$38.22	(0.09)	(0.07)	(10.79)	(10.88)	—	—	—	—	$27.34	(28.47)%	$383,331	1.01%	0.99%	(0.31)%	0.94%	0.92%	(0.24)%	0%
For the Year Ended October 31, 2016	$799.00	(0.46)	(0.45)	(760.32)	(760.78)	—	—	—	—	$38.22	(95.22)%	$258,711	0.97%	0.97%	(0.76)%	0.95%	0.95%	(0.74)%	0%
For the Year Ended October 31, 2015	$2,326.00	(8.50)	(8.50)	(1,518.50)	(1,527.00)	—	—	—	—	$799.00	(65.65)%	$287,615	0.98%	0.98%	(0.97)%	0.95%	0.95%	(0.94)%	0%
For the Year Ended October 31, 2014	$1,537.50	(11.00)	(10.50)	799.50	788.50	—	—	—	—	$2,326.00	51.28%	$193,040	0.97%	0.97%	(0.96)%	0.95%	0.95%	(0.94)%	0%
For the Year Ended October 31, 2013	$595.00	(14.50)	(14.50)	957.00	942.50	—	—	—	—	$1,537.50	158.51%	$156,835	0.97%	1.00%	(0.96)%	0.95%	0.98%	(0.94)%	0%
Direxion Daily Healthcare Bull 3X Shares
For the Year Ended October 31, 2017	$25.86	(0.01)	0.01	18.32	18.31	—	—	—	—	$44.17	70.80%	$143,567	1.00%	1.02%	(0.02)%	0.95%	0.97%	0.03%	23%
For the Year Ended October 31, 2016	$32.66	(0.22)	(0.21)	(6.58)	(6.80)	—	—	—	—	$25.86	(20.82)%	$164,186	0.99%	1.01%	(0.73)%	0.95%	0.97%	(0.69)%	0%
For the Year Ended October 31, 2015	$29.66	(0.26)	(0.25)	3.26	3.00	—	—	—	—	$32.66	10.11%	$342,892	0.97%	0.97%	(0.73)%	0.95%	0.95%	(0.71)%	32%
For the Year Ended October 31, 2014	$15.02	(0.12)	(0.12)	14.98	14.86	—	(0.22)	—	(0.22)	$29.66	100.25%	$189,820	0.97%	1.01%	(0.57)%	0.95%	0.99%	(0.55)%	46%
For the Year Ended October 31, 2013	$6.65	(0.02)	(0.02)	8.39	8.37	—	—	—	—	$15.02	125.87%	$48,047	0.97%	1.11%	(0.20)%	0.95%	1.10%	(0.18)%	7%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2017

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Homebuilders & Supplies Bull 3X Shares
For the Year Ended October 31, 2017	$21.24	$(0.17)	$(0.14)	$50.62	$50.45	$—	$—	$—	$—	$71.69	237.52%	$39,428	1.02%	1.45%	(0.39)%	0.95%	1.38%	(0.32)%	164%
For the Year Ended October 31, 2016	$29.03	(0.18)	(0.18)	(7.61)	(7.79)	—	—	—	—	$21.24	(26.83)%	$2,124	0.97%	2.28%	(0.70)%	0.95%	2.26%	(0.68)%	41%
For the Period August 19, 2015[9] through October 31, 2015	$40.00	(0.05)	(0.05)	(10.92)	(10.97)	—	—	—	—	$29.03	(27.43)%	$2,903	0.95%	5.31%	(0.84)%	0.95%	5.31%	(0.84)%	0%
Direxion Daily Industrials Bull 3X Shares
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.05	0.05	5.88	5.93	—	—	—	—	$30.93	23.72%	$3,093	0.95%	3.54%	0.34%	0.95%	3.54%	0.34%	111%
Direxion Daily Junior Gold Miners Index Bull 3X Shares[14]
For the Year Ended October 31, 2017	$48.96	0.08	0.08	(33.82)	(33.74)	(0.09)	—	—	(0.09)	$15.13	(69.00)%	$751,846	0.94%	0.94%	0.33%	0.90%	0.90%	0.37%	245%
For the Year Ended October 31, 2016	$15.96	(0.44)	(0.36)	33.44	33.00	—	—	—	—	$48.96	207.07%	$712,681	1.05%	1.03%	(0.92)%	0.94%	0.92%	(0.81)%	289%
For the Year Ended October 31, 2015	$78.12	(0.36)	(0.36)	(59.56)	(59.92)	—	(2.24)	—	(2.24)	$15.96	(78.75)%	$106,686	0.95%	0.98%	(0.94)%	0.95%	0.98%	(0.94)%	589%
For the Year Ended October 31, 2014	$612.00	(3.36)	(3.36)	(530.52)	(533.88)	—	—	—	—	$78.12	(87.25)%	$168,091	0.96%	0.95%	(0.96)%	0.95%	0.94%	(0.95)%	168%
For the Period October 3, 2013[9] through October 31, 2013	$800.00	(0.60)	(0.60)	(187.40)	(188.00)	—	—	—	—	$612.00	(23.50)%	$4,590	0.95%	8.58%	(0.95)%	0.95%	8.58%	(0.95)%	0%
Direxion Daily Junior Gold Miners Index Bear 3X Shares[14]
For the Year Ended October 31, 2017	$107.44	(0.20)	(0.14)	(42.76)	(42.96)	—	—	—	—	$64.48	(39.99)%	$115,274	1.03%	1.00%	(0.29)%	0.95%	0.92%	(0.21)%	0%
For the Year Ended October 31, 2016	$5,816.00	(1.48)	(1.48)	(5,707.08)	(5,708.56)	—	—	—	—	$107.44	(98.15)%	$82,096	0.97%	1.04%	(0.74)%	0.95%	1.02%	(0.72)%	0%
For the Year Ended October 31, 2015	$27,680.00	(76.00)	(74.00)	(21,028.00)	(21,104.00)	—	(760.00)	—	(760.00)	$5,816.00	(77.88)%	$68,335	0.97%	1.00%	(0.96)%	0.95%	0.98%	(0.94)%	0%
For the Year Ended October 31, 2014	$34,152.00	(112.00)	(112.00)	(6,359.00)	(6,471.00)	(1.00)	—	—	(1.00)	$27,680.00	(18.94)%	$51,893	0.96%	1.05%	(0.95)%	0.95%	1.04%	(0.95)%	0%
For the Period October 3, 2013[9] through October 31, 2013	$32,000.00	(24.00)	(24.00)	2,176.00	2,152.00	—	—	—	—	$34,152.00	6.73%	$4,269	0.95%	9.13%	(0.95)%	0.95%	9.13%	(0.95)%	0%
Direxion Daily MSCI Real Estate Bull 3X Shares
For the Year Ended October 31, 2017	$20.09	0.05	0.06	1.56	1.61	—	—	—	—	$21.70	8.01%	$69,453	1.00%	1.05%	0.20%	0.95%	1.00%	0.25%	113%
For the Year Ended October 31, 2016	$18.61	(0.13)	(0.12)	1.61	1.48	—	—	—	—	$20.09	7.98%	$74,331	1.00%	1.04%	(0.62)%	0.95%	0.99%	(0.57)%	199%
For the Year Ended October 31, 2015	$17.76	(0.06)	(0.06)	0.91	0.85	—	—	—	—	$18.61	4.79%	$104,193	0.96%	0.95%	(0.29)%	0.95%	0.94%	(0.28)%	29%
For the Year Ended October 31, 2014	$11.17	(0.10)	(0.10)	6.69	6.59	—	—	—	—	$17.76	58.92%	$99,426	1.00%	1.06%	(0.83)%	0.95%	1.01%	(0.78)%	167%
For the Year Ended October 31, 2013	$8.87	(0.04)	(0.03)	2.34	2.30	(0.00)[10]	—	—	(0.00)[10]	$11.17	25.97%	$134,065	1.01%	1.09%	(0.35)%	0.95%	1.04%	(0.29)%	174%
Direxion Daily MSCI Real Estate Bear 3X Shares
For the Year Ended October 31, 2017	$14.28	(0.04)	(0.04)	(2.96)	(3.00)	—	—	—	—	$11.28	(21.01)%	$15,882	0.97%	1.36%	(0.33)%	0.95%	1.34%	(0.31)%	0%
For the Year Ended October 31, 2016	$21.04	(0.11)	(0.11)	(6.65)	(6.76)	—	—	—	—	$14.28	(32.13)%	$22,967	0.95%	1.39%	(0.77)%	0.95%	1.39%	(0.77)%	0%
For the Year Ended October 31, 2015	$29.83	(0.23)	(0.23)	(8.56)	(8.79)	—	—	—	—	$21.04	(29.47)%	$11,745	0.96%	1.51%	(0.94)%	0.95%	1.50%	(0.93)%	0%
For the Year Ended October 31, 2014	$56.50	(0.42)	(0.42)	(26.25)	(26.67)	—	—	—	—	$29.83	(47.20)%	$9,197	0.95%	1.54%	(0.94)%	0.95%	1.54%	(0.94)%	0%
For the Year Ended October 31, 2013	$92.88	(0.65)	(0.64)	(35.73)	(36.38)	—	—	—	—	$56.50	(39.17)%	$17,420	0.97%	1.53%	(0.96)%	0.95%	1.52%	(0.94)%	0%
Direxion Daily Natural Gas Related Bull 3X Shares
For the Year Ended October 31, 2017	$35.64	(0.10)	(0.09)	(12.91)	(13.01)	—	—	—	—	$22.63	(36.50)%	$53,343	0.99%	1.07%	(0.35)%	0.95%	1.03%	(0.31)%	48%
For the Year Ended October 31, 2016	$194.40	(0.30)	(0.27)	(158.46)	(158.76)	—	—	—	—	$35.64	(81.67)%	$57,293	1.00%	1.13%	(0.74)%	0.95%	1.08%	(0.69)%	839%
For the Year Ended October 31, 2015	$6,425.00	(5.00)	(5.00)	(6,225.60)	(6,230.60)	—	—	—	—	$194.40	(96.97)%	$39,588	0.96%	1.03%	(0.55)%	0.95%	1.02%	(0.54)%	137%
For the Year Ended October 31, 2014	$17,400.00	(125.00)	(115.00)	(10,850.00)	(10,975.00)	—	—	—	—	$6,425.00	(63.07)%	$42,412	0.99%	1.19%	(0.79)%	0.95%	1.15%	(0.75)%	133%
For the Year Ended October 31, 2013	$12,360.00	(90.00)	(90.00)	5,130.00	5,040.00	—	—	—	—	$17,400.00	40.78%	$20,877	0.96%	1.16%	(0.79)%	0.95%	1.15%	(0.78)%	251%
Direxion Daily Natural Gas Related Bear 3X Shares
For the Year Ended October 31, 2017	$33.81	(0.10)	(0.09)	(4.62)	(4.72)	—	—	—	—	$29.09	(13.96)%	$5,087	0.99%	1.74%	(0.34)%	0.95%	1.70%	(0.30)%	0%
For the Period December 3, 2015[9] through October 31, 2016	$160.00	(0.37)	(0.34)	(125.82)	(126.19)	—	—	—	—	$33.81	(78.87)%	$7,602	1.01%	1.70%	(0.82)%	0.95%	1.64%	(0.76)%	0%
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2017

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Regional Banks Bull 3X Shares
For the Year Ended October 31, 2017	$34.70	$0.15	$0.16	$32.23	$32.38	$(0.10)	$—	$—	$(0.10)	$66.98	93.38%	$26,794	0.96%	1.07%	0.25%	0.95%	1.06%	0.26%	184%
For the Year Ended October 31, 2016	$35.29	(0.01)	(0.01)	(0.58)	(0.59)	—	—	—	—	$34.70	(1.67)%	$1,735	0.96%	2.67%	(0.05)%	0.95%	2.66%	(0.04)%	24%
For the Period August 19, 2015[9] through October 31, 2015	$40.00	(0.02)	(0.02)	(4.69)	(4.71)	—	—	—	—	$35.29	(11.78)%	$3,529	0.95%	3.78%	(0.35)%	0.95%	3.78%	(0.35)%	15%
Direxion Daily Regional Banks Bear 3X Shares[12]
For the Year Ended October 31, 2017	$104.40	(0.05)	(0.05)	(68.96)	(69.01)	—	—	—	—	$35.39	(66.10)%	$3,538	0.95%	2.15%	(0.11)%	0.95%	2.15%	(0.11)%	0%
For the Year Ended October 31, 2016	$193.20	(1.45)	(1.40)	(78.05)	(79.50)	—	(9.30)	—	(9.30)	$104.40	(43.20)%	$1,044	0.98%	3.27%	(0.84)%	0.95%	3.24%	(0.81)%	0%
For the Period August 19, 2015[9] through October 31, 2015	$200.00	(0.45)	(0.45)	(6.35)	(6.80)	—	—	—	—	$193.20	(3.40)%	$3,864	0.96%	2.99%	(0.95)%	0.95%	2.98%	(0.94)%	0%
Direxion Daily Retail Bull 3X Shares
For the Year Ended October 31, 2017	$38.62	(0.03)	(0.02)	(13.15)	(13.18)	—	(0.95)	—	(0.95)	$24.49	(35.22)%	$36,728	0.99%	1.09%	(0.10)%	0.95%	1.05%	(0.06)%	659%
For the Year Ended October 31, 2016	$36.58	(0.26)	(0.24)	2.30	2.04	—	—	—	—	$38.62	5.58%	$36,689	0.99%	1.08%	(0.69)%	0.95%	1.04%	(0.65)%	59%
For the Year Ended October 31, 2015	$19.68	(0.04)	(0.04)	16.94	16.90	—	—	—	—	$36.58	85.90%	$58,530	0.98%	1.04%	(0.14)%	0.95%	1.01%	(0.11)%	24%
For the Year Ended October 31, 2014	$17.76	(0.10)	(0.10)	2.02	1.92	—	—	—	—	$19.68	10.80%	$15,741	0.99%	1.27%	(0.54)%	0.95%	1.23%	(0.50)%	2%
For the Year Ended October 31, 2013	$9.11	(0.07)	(0.07)	9.22	9.15	—	(0.50)	—	(0.50)	$17.76	106.43%	$17,760	0.98%	1.38%	(0.59)%	0.95%	1.36%	(0.57)%	25%
Direxion Daily S&P Biotech Bull 3X Shares
For the Year Ended October 31, 2017	$28.82	(0.22)	(0.18)	47.85	47.63	—	—	—	—	$76.45	165.27%	$379,297	1.04%	1.04%	(0.45)%	0.95%	0.95%	(0.36)%	642%
For the Year Ended October 31, 2016	$76.92	(0.29)	(0.28)	(47.81)	(48.10)	—	—	—	—	$28.82	(62.53)%	$279,883	0.98%	1.00%	(0.79)%	0.95%	0.97%	(0.76)%	1,619%
For the Period May 28, 2015[9] through October 31, 2015	$160.00	(0.44)	(0.44)	(82.64)	(83.08)	—	—	—	—	$76.92	(51.93)%	$123,058	0.95%	1.05%	(0.93)%	0.95%	1.05%	(0.93)%	0%
Direxion Daily S&P Biotech Bear 3X Shares
For the Year Ended October 31, 2017	$27.50	(0.01)	(0.01)	(22.45)	(22.46)	—	—	—	—	$5.04	(81.67)%	$98,361	0.96%	0.99%	(0.17)%	0.95%	0.98%	(0.16)%	0%
For the Year Ended October 31, 2016	$41.08	(0.24)	(0.22)	(13.34)	(13.58)	—	—	—	—	$27.50	(33.06)%	$82,490	1.01%	1.08%	(0.82)%	0.95%	1.02%	(0.76)%	0%
For the Period May 28, 2015[9] through October 31, 2015	$40.00	(0.16)	(0.16)	1.24	1.08	—	—	—	—	$41.08	2.70%	$28,753	0.96%	1.55%	(0.95)%	0.95%	1.54%	(0.94)%	0%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares[13]
For the Year Ended October 31, 2017	$34.53	(0.06)	(0.04)	(8.38)	(8.44)	—	(1.66)	—	(1.66)	$24.43	(27.03)%	$129,723	1.02%	1.04%	(0.24)%	0.95%	0.97%	(0.17)%	350%
For the Year Ended October 31, 2016	$67.45	(0.26)	(0.25)	(32.66)	(32.92)	—	—	—	—	$34.53	(48.81)%	$59,024	0.98%	1.06%	(0.77)%	0.95%	1.03%	(0.74)%	76%
For the Period May 28, 2015[9] through October 31, 2015	$200.00	(0.25)	(0.25)	(132.30)	(132.55)	—	—	—	—	$67.45	(66.28)%	$8,770	0.95%	2.44%	(0.76)%	0.95%	2.44%	(0.76)%	0%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
For the Year Ended October 31, 2017	$24.96	(0.07)	(0.05)	(8.43)	(8.50)	—	—	—	—	$16.46	(34.05)%	$30,119	1.05%	1.18%	(0.38)%	0.95%	1.08%	(0.28)%	0%
For the Year Ended October 31, 2016	$70.96	(0.26)	(0.26)	(45.74)	(46.00)	—	—	—	—	$24.96	(64.83)%	$26,950	0.96%	1.12%	(0.75)%	0.95%	1.11%	(0.74)%	0%
For the Period May 28, 2015[9] through October 31, 2015	$50.00	(0.34)	(0.33)	21.30	20.96	—	—	—	—	$70.96	41.93%	$5,677	0.98%	2.13%	(0.97)%	0.95%	2.10%	(0.94)%	0%
Direxion Daily Semiconductor Bull 3X Shares
For the Year Ended October 31, 2017	$45.78	(0.02)	0.08	105.00	104.98	—	(2.76)	—	(2.76)	$148.00	238.31%	$525,405	1.06%	1.04%	(0.02)%	0.95%	0.93%	0.09%	17%
For the Year Ended October 31, 2016	$26.92	(0.13)	(0.12)	18.99	18.86	—	—	—	—	$45.78	70.06%	$112,149	0.97%	1.01%	(0.44)%	0.95%	0.99%	(0.42)%	29%
For the Year Ended October 31, 2015	$27.61	(0.18)	(0.17)	(0.51)	(0.69)	(0.00)[10]	—	—	(0.00)[10]	$26.92	(2.49)%	$131,929	0.97%	1.00%	(0.57)%	0.95%	0.98%	(0.55)%	26%
For the Year Ended October 31, 2014	$14.63	(0.10)	(0.09)	13.08	12.98	—	—	—	—	$27.61	88.74%	$165,650	1.01%	1.08%	(0.45)%	0.95%	1.02%	(0.40)%	8%
For the Year Ended October 31, 2013	$5.94	(0.06)	(0.06)	8.75	8.69	—	—	—	—	$14.63	146.36%	$55,587	0.99%	1.09%	(0.67)%	0.95%	1.05%	(0.63)%	16%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2017

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Semiconductor Bear 3X Shares[12]
For the Year Ended October 31, 2017	$76.80	$(0.06)	$(0.06)	$(60.49)	$(60.55)	$—	$—	$—	$—	$16.25	(78.84)%	$48,915	0.96%	1.03%	(0.18)%	0.95%	1.02%	(0.17)%	0%
For the Year Ended October 31, 2016	$212.15	(1.05)	(1.00)	(134.30)	(135.35)	—	—	—	—	$76.80	(63.80)%	$51,460	0.96%	1.02%	(0.77)%	0.95%	1.01%	(0.76)%	0%
For the Year Ended October 31, 2015	$344.20	(2.45)	(2.40)	(129.60)	(132.05)	—	—	—	—	$212.15	(38.36)%	$38,178	0.96%	1.08%	(0.95)%	0.95%	1.07%	(0.94)%	0%
For the Year Ended October 31, 2014	$909.60	(5.20)	(5.20)	(560.20)	(565.40)	—	—	—	—	$344.20	(62.16)%	$22,365	0.95%	1.13%	(0.94)%	0.95%	1.13%	(0.94)%	0%
For the Year Ended October 31, 2013	$3,184.80	(13.80)	(13.80)	(2,261.40)	(2,275.20)	—	—	—	—	$909.60	(71.44)%	$29,556	0.95%	1.09%	(0.95)%	0.95%	1.08%	(0.94)%	0%
Direxion Daily Technology Bull 3X Shares
For the Year Ended October 31, 2017	$47.32	0.01	0.06	60.29	60.30	—	—	—	—	$107.62	127.43%	$452,001	1.03%	1.03%	0.01%	0.95%	0.95%	0.09%	0%
For the Year Ended October 31, 2016	$38.56	(0.22)	(0.22)	8.98	8.76	—	—	—	—	$47.32	22.72%	$172,728	0.97%	0.99%	(0.58)%	0.95%	0.97%	(0.56)%	153%
For the Year Ended October 31, 2015	$32.73	(0.31)	(0.31)	6.14	5.83	—	—	—	—	$38.56	17.83%	$194,728	0.97%	0.97%	(0.89)%	0.95%	0.95%	(0.87)%	418%
For the Year Ended October 31, 2014	$18.88	(0.21)	(0.20)	14.06	13.85	—	—	—	—	$32.73	73.38%	$189,804	0.98%	1.01%	(0.83)%	0.95%	0.98%	(0.81)%	21%
For the Year Ended October 31, 2013	$12.08	(0.12)	(0.12)	6.92	6.80	—	—	—	—	$18.88	56.22%	$105,696	0.96%	1.00%	(0.88)%	0.95%	0.98%	(0.87)%	324%
Direxion Daily Technology Bear 3X Shares
For the Year Ended October 31, 2017	$19.26	(0.02)	(0.02)	(11.88)	(11.90)	—	—	—	—	$7.36	(61.79)%	$17,419	0.96%	1.15%	(0.20)%	0.95%	1.14%	(0.19)%	0%
For the Year Ended October 31, 2016	$30.81	(0.20)	(0.20)	(11.35)	(11.55)	—	—	—	—	$19.26	(37.49)%	$19,598	0.96%	1.15%	(0.77)%	0.95%	1.14%	(0.76)%	0%
For the Year Ended October 31, 2015	$49.80	(0.37)	(0.37)	(18.62)	(18.99)	—	—	—	—	$30.81	(38.13)%	$19,030	0.95%	1.07%	(0.94)%	0.95%	1.07%	(0.94)%	0%
For the Year Ended October 31, 2014	$103.52	(0.68)	(0.68)	(53.04)	(53.72)	—	—	—	—	$49.80	(51.89)%	$13,967	0.95%	1.14%	(0.95)%	0.95%	1.14%	(0.95)%	0%
For the Year Ended October 31, 2013	$196.80	(1.44)	(1.44)	(91.84)	(93.28)	—	—	—	—	$103.52	(47.40)%	$18,682	0.95%	1.16%	(0.95)%	0.95%	1.16%	(0.95)%	0%
Direxion Daily Transportation Bull 3X Shares
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.02	0.02	4.42	4.44	—	—	—	—	$29.44	17.76%	$2,945	0.95%	3.62%	0.13%	0.95%	3.62%	0.13%	0%
Direxion Daily Utilities Bull 3X Shares
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.15	0.15	5.98	6.13	—	—	—	—	$31.13	24.52%	$3,113	0.95%	3.46%	1.04%	0.95%	3.46%	1.04%	86%
Direxion Daily 7-10 Year Treasury Bull 3X Shares
For the Year Ended October 31, 2017	$51.25	(0.02)	(0.01)	(4.14)	(4.16)	—	(2.84)	—	(2.84)	$44.25	(7.60)%	$8,851	0.96%	1.70%	(0.04)%	0.95%	1.69%	(0.03)%	134%
For the Year Ended October 31, 2016	$46.74	(0.41)	(0.40)	5.65	5.24	—	(0.73)	—	(0.73)	$51.25	11.42%	$7,688	0.98%	1.59%	(0.81)%	0.95%	1.56%	(0.78)%	0%
For the Year Ended October 31, 2015	$42.70	(0.43)	(0.42)	4.47	4.04	—	—	—	—	$46.74	9.46%	$7,011	0.96%	1.48%	(0.94)%	0.95%	1.47%	(0.93)%	0%
For the Year Ended October 31, 2014	$38.51	(0.37)	(0.37)	4.56	4.19	—	—	—	—	$42.70	10.88%	$4,270	0.95%	2.23%	(0.95)%	0.95%	2.23%	(0.95)%	0%
For the Year Ended October 31, 2013	$42.91	(0.39)	(0.39)	(4.01)	(4.40)	—	—	—	—	$38.51	(10.25)%	$3,851	0.96%	2.04%	(0.96)%	0.95%	2.03%	(0.95)%	0%
Direxion Daily 7-10 Year Treasury Bear 3X Shares
For the Year Ended October 31, 2017	$13.65	(0.05)	(0.04)	0.41	0.36	—	—	—	—	$14.01	2.64%	$28,724	0.97%	1.07%	(0.33)%	0.95%	1.05%	(0.31)%	0%
For the Year Ended October 31, 2016	$16.51	(0.11)	(0.11)	(2.75)	(2.86)	—	—	—	—	$13.65	(17.32)%	$26,612	0.95%	1.08%	(0.78)%	0.95%	1.08%	(0.78)%	0%
For the Year Ended October 31, 2015	$19.88	(0.17)	(0.17)	(3.20)	(3.37)	—	—	—	—	$16.51	(16.95)%	$40,461	0.95%	0.94%	(0.93)%	0.95%	0.94%	(0.93)%	0%
For the Year Ended October 31, 2014	$23.93	(0.21)	(0.21)	(3.84)	(4.05)	—	—	—	—	$19.88	(16.92)%	$54,673	0.95%	0.97%	(0.95)%	0.95%	0.97%	(0.95)%	0%
For the Year Ended October 31, 2013	$23.19	(0.23)	(0.23)	0.97	0.74	—	—	—	—	$23.93	3.19%	$57,438	0.95%	0.99%	(0.95)%	0.95%	0.99%	(0.95)%	0%
Direxion Daily 20+ Year Treasury Bull 3X Shares
For the Year Ended October 31, 2017	$24.07	0.07	0.08	(3.35)	(3.28)	(0.02)	—	—	(0.02)	$20.77	(13.64)%	$90,347	0.98%	0.97%	0.36%	0.95%	0.94%	0.39%	66%
For the Year Ended October 31, 2016	$19.57	(0.10)	(0.09)	4.60	4.50	—	—	—	—	$24.07	23.01%	$67,396	0.97%	0.97%	(0.40)%	0.95%	0.95%	(0.38)%	206%
For the Year Ended October 31, 2015	$18.04	(0.07)	(0.07)	1.60	1.53	—	—	—	—	$19.57	8.47%	$62,614	0.96%	0.94%	(0.34)%	0.95%	0.93%	(0.33)%	56%
For the Year Ended October 31, 2014	$12.63	(0.09)	(0.09)	5.50	5.41	—	—	—	—	$18.04	42.81%	$57,729	0.96%	1.03%	(0.59)%	0.95%	1.03%	(0.58)%	741%
For the Year Ended October 31, 2013	$18.76	0.07	(0.07)	(6.12)	(6.05)	(0.08)	—	—	(0.08)	$12.63	(32.29)%	$30,318	0.96%	1.11%	0.49%	0.95%	1.10%	0.49%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2017

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily 20+ Year Treasury Bear 3X Shares
For the Year Ended October 31, 2017	$18.81	$(0.07)	$(0.06)	$0.40	$0.33	$—	$—	$—	$—	$19.14	1.75%	$371,392	0.93%	0.93%	(0.31)%	0.90%	0.90%	(0.28)%	0%
For the Year Ended October 31, 2016	$27.61	(0.16)	(0.16)	(8.64)	(8.80)	—	—	—	—	$18.81	(31.87)%	$378,946	0.92%	0.92%	(0.77)%	0.92%	0.92%	(0.77)%	0%
For the Year Ended October 31, 2015	$38.96	(0.27)	(0.27)	(11.08)	(11.35)	—	—	—	—	$27.61	(29.13)%	$537,016	0.90%	0.90%	(0.88)%	0.89%	0.89%	(0.87)%	0%
For the Year Ended October 31, 2014	$64.67	(0.48)	(0.48)	(25.23)	(25.71)	—	—	—	—	$38.96	(39.76)%	$527,945	0.91%	0.91%	(0.90)%	0.90%	0.90%	(0.90)%	0%
For the Year Ended October 31, 2013	$53.35	(0.56)	(0.55)	11.88	11.32	—	—	—	—	$64.67	21.22%	$543,198	0.92%	0.92%	(0.91)%	0.91%	0.91%	(0.91)%	0%
Direxion Daily Emerging Markets Bond Bull 3X Shares
For the Period August 17, 2017[9] through October 31, 2017	$25.00	0.07	0.07	0.84	0.91	—	—	—	—	$25.91	3.64%	$2,591	0.95%	4.71%	1.34%	0.95%	4.71%	1.34%	0%

1  Net investment income (loss) per share represents net investment income dividend by the daily average shares of beneficial interest outstanding throughout each period.

2  Includes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

4  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain(loss) per share will not equal the Fund's changes in net realized and unrealized gain(loss) on investments, in-kind redemptions and swaps for the period.

5  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor.

6  Net expenses include effects of any reimbursement or recoupment.

7  For periods less than a year, these ratios are annualized.

8  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

9  Commencement of investment operations.

10  Between $(0.005) and $0.005.

11  Effective May 1, 2017, the Fund had a 4:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 4:1 stock split.

12  Effective May 1, 2017, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

13  Effective May 1, 2017, the Fund had a 2:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 2:1 stock split.

14  Effective May 1, 2017, the Fund had a 1:4 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:4 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Notes to the Financial Statements

October 31, 2017

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008, and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 75 separate series (each, a "Fund" and together the "Funds"). 56 of these Funds are included in this report:

Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily EURO STOXX 50® Bull 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily Latin America Bull 3X Shares
Direxion Daily MSCI Brazil Bull 3X Shares
Direxion Daily MSCI Developed Markets Bull 3X Shares	Direxion Daily MSCI Developed Markets Bear 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily MSCI India Bull 3X Shares
Direxion Daily MSCI Japan Bull 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Gold Miners Index Bull 3X Shares	Direxion Daily Gold Miners Index Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares
Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares
Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Direxion Daily Emerging Markets Bond Bull 3X Shares

The Trust has evaluated the structure, objective and activities of the Funds and determined they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO") and the Funds are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

DIREXION ANNUAL REPORT

Each Fund's investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 300% of the return of the target index or benchmark and a multiple of -300% of the return of the target index or benchmark for the Bear Funds.

Funds	Index or Benchmark	Daily Target
Direxion Daily Mid Cap Bull 3X Shares		300%
Direxion Daily Mid Cap Bear 3X Shares	S&P Mid Cap 400® Index	-300%
Direxion Daily S&P 500® Bull 3X Shares		300%
Direxion Daily S&P 500® Bear 3X Shares	S&P 500® Index	-300%
Direxion Daily Small Cap Bull 3X Shares		300%
Direxion Daily Small Cap Bear 3X Shares	Russell 2000® Index	-300%
Direxion Daily EURO STOXX 50® Bull 3X Shares	EURO STOXX 50® Index	300%
Direxion Daily FTSE China Bull 3X Shares		300%
Direxion Daily FTSE China Bear 3X Shares	FTSE China 50 Index	-300%
Direxion Daily FTSE Europe Bull 3X Shares	FTSE Developed Europe All Cap Index	300%
Direxion Daily Latin America Bull 3X Shares	S&P Latin America 40 Index	300%
Direxion Daily MSCI Brazil Bull 3X Shares	MSCI Brazil 25/50 Index	300%
Direxion Daily MSCI Developed Markets Bull 3X Shares		300%
Direxion Daily MSCI Developed Markets Bear 3X Shares	MSCI EAFE® Index	-300%
Direxion Daily MSCI Emerging Markets Bull 3X Shares		300%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	MSCI Emerging Markets IndexSM	-300%
Direxion Daily MSCI India Bull 3X Shares	MSCI India Index(a)	300%
Direxion Daily MSCI Japan Bull 3X Shares	MSCI Japan Index	300%
Direxion Daily MSCI Mexico Bull 3X Shares	MSCI Mexico IMI 25/50 Index	300%
Direxion Daily MSCI South Korea Bull 3X Shares	MSCI Korea 25/50 Index	300%
Direxion Daily Russia Bull 3X Shares		300%
Direxion Daily Russia Bear 3X Shares	MVIS Russia Index	-300%
Direxion Daily Aerospace & Defense Bull 3X Shares	Dow Jones U.S. Select Aerospace & Defense Index	300%
Direxion Daily Energy Bull 3X Shares		300%
Direxion Daily Energy Bear 3X Shares	Energy Select Sector Index	-300%
Direxion Daily Financial Bull 3X Shares		300%
Direxion Daily Financial Bear 3X Shares	Russell 1000® Financial Services Index	-300%
Direxion Daily Gold Miners Index Bull 3X Shares		300%
Direxion Daily Gold Miners Index Bear 3X Shares	NYSE Arca Gold Miners Index	-300%
Direxion Daily Healthcare Bull 3X Shares	Health Care Select Sector Index	300%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Dow Jones U.S. Select Home Construction Index	300%
Direxion Daily Industrials Bull 3X Shares	Industrial Select Sector Index	300%
Direxion Daily Junior Gold Miners Index Bull 3X Shares		300%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	MVIS Global Junior Gold Miners Index	-300%
Direxion Daily MSCI Real Estate Bull 3X Shares		300%
Direxion Daily MSCI Real Estate Bear 3X Shares	MSCI U.S. REIT IndexSM	-300%
Direxion Daily Natural Gas Related Bull 3X Shares		300%
Direxion Daily Natural Gas Related Bear 3X Shares	ISE-Revere Natural Gas IndexTM	-300%
Direxion Daily Regional Banks Bull 3X Shares		300%
Direxion Daily Regional Banks Bear 3X Shares	S&P Regional Banks Select Industry Index(b)	-300%
Direxion Daily Retail Bull 3X Shares	S&P Retail Select Industry® Index(c)	300%

DIREXION ANNUAL REPORT

Funds	Index or Benchmark	Daily Target
Direxion Daily S&P Biotech Bull 3X Shares		300%
Direxion Daily S&P Biotech Bear 3X Shares	S&P Biotechnology Select Industry Index	-300%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares		300%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	S&P Oil & Gas Exploration & Production Select Industry Index	-300%
Direxion Daily Semiconductor Bull 3X Shares		300%
Direxion Daily Semiconductor Bear 3X Shares	PHLX Semiconductor Sector Index	-300%
Direxion Daily Technology Bull 3X Shares		300%
Direxion Daily Technology Bear 3X Shares	Technology Select Sector Index	-300%
Direxion Daily Transportation Bull 3X Shares	Dow Jones Transportation Average	300%
Direxion Daily Utilities Bull 3X Shares	Utilities Select Sector Index	300%
Direxion Daily 7-10 Year Treasury Bull 3X Shares		300%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	ICE U.S. Treasury 7-10 Year Bond Index	-300%
Direxion Daily 20+ Year Treasury Bull 3X Shares		300%
Direxion Daily 20+ Year Treasury Bear 3X Shares	ICE U.S. Treasury 20+ Year Bond Index	-300%
Direxion Daily Emerging Markets Bond Bull 3X Shares	J.P. Morgan EMBI® Global Core Index	300%

(a)  Effective on January 3, 2017, the benchmark index for the Direxion Daily India Bull 3X Shares changed from the Indus India Index to the MSCI India Index. The change resulted in a fund name change to the Direxion Daily MSCI India Bull 3X Shares.

(b)  Effective on December 1, 2016, the benchmark index for the Direxion Daily Regional Banks Bull 3X Shares and Direxion Daily Regional Banks Bear 3X Shares changed from the Solactive Regional Bank Index to the S&P Regional Banks Select Industry Index.

(c)  Effective on December 1, 2016, the benchmark index for the Direxion Daily Retail Bull 3X Shares changed from the Russell 1000® Retail Index to the S&P Retail Select Industry Index.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the Bank of New York Mellon Cash Reserve, a U.S. dollar-denominated deposit account offered through the Bank of New York Mellon, to be cash equivalents. The Funds are exposed to the credit risk of Bank of New York Mellon through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of October 31, 2017.

b) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, Direxion Daily 20+ Year Treasury Bear 3X Shares and Direxion Daily Emerging Markets Bond Bull 3X Shares (the "Fixed Income Funds") do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculate its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked price is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over the Counter ("OTC") securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value

DIREXION ANNUAL REPORT

of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities, swap or future contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivatives contracts and related cash collateral on the Statement of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. The Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Fund's custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized gains or losses on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, as amended by ASU 2013-01, requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope to recognized derivative instruments accounted for under ASC 815, Derivatives and Hedging, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically

DIREXION ANNUAL REPORT

permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2017, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2017 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$1,289,026	$—	$1,200,000	$89,026	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	13,291,572	—	13,060,000	231,572	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	12,128,633	—	12,128,633[1]	—
Direxion Daily Small Cap Bull 3X Shares	26,049,588	—	23,920,000	2,129,588	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	34,630,857	—	34,630,857[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	6,236,058	—	6,090,000	146,058	—	—	—	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI Brazil Bull 3X Shares	$—	$—	$—	$—	$3,936	$—	$3,936[1]	$—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	404,624	—	130,000	274,624	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	—	—	—	—	73,572	—	73,572[1]	—
Direxion Daily Russia Bull 3X Shares	10,604,285	—	10,604,285[1]	—	—	—	—	—
Direxion Daily Energy Bull 3X Shares	7,051,059	—	6,260,000	791,059	—	—	—	—
Direxion Daily Financial Bull 3X Shares	71,742,477	—	71,742,477[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	—	20,369,655	—	20,369,655[1]	—
Direxion Daily Gold Miners Index Bear 3X Shares	7,989,988	—	7,550,000	439,988	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	8,503,498	—	8,503,498[1]	—	—	—	—	—
Direxion Daily Homebuilders & Supplies 3X Bull Shares	1,899,930	—	1,780,000	119,930	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	20,466,750	—	20,466,750[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—	17,520,221	—	17,520,221[1]	—
Direxion Daily Semiconductor Bull 3X Shares	6,331,111	—	4,540,000	1,791,111	—	—	—	—
Direxion Daily Technology Bull 3X Shares	8,268,983	—	7,790,000	478,983	—	—	—	—
Direxion Daily Utilities Bull 3X Shares	1,301	—	—	1,301	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: BNP Paribas

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$5,379,378	$—	$5,210,000	$169,378	$—	$—	$—	$—
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—	201,991	—	201,991[1]	—
Direxion Daily S&P 500® Bull 3X Shares	2,606,799	—	2,606,799[1]	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	3,963,892	—	3,963,892[1]	—
Direxion Daily Small Cap Bull 3X Shares	21,134,878	—	18,000,000	3,134,878	357,267	—	357,267[1]	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	28,006,492	—	28,006,492[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	10,641	6,613	—	4,028	6,613	—	6,613[1]	—
Direxion Daily Latin America Bull 3X Shares	—	—	—	—	631,848	—	631,848[1]	—
Direxion Daily MSCI Brazil Bull 3X Shares	—	—	—	—	417,493	—	417,493[1]	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	2,419,274	—	1,550,000	869,274	—	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	13,582,511	—	13,582,511[1]	—
Direxion Daily MSCI Japan Bull 3X Shares	384,619	—	330,000	54,619	—	—	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	1,850,174	—	1,550,000	300,174	—	—	—	—
Direxion Daily Russia Bull 3X Shares	5,273,727	—	5,273,727[1]	—	—	—	—	—
Direxion Daily Russia Bear 3X Shares	—	—	—	—	4,971,928	—	4,971,928[1]	—
Direxion Daily Aerospace & Defense Bull 3X Shares	5,564	13	—	5,551	13	—	13[1]	—
Direxion Daily Financial Bull 3X Shares	29,801,738	—	29,801,738[1]	—	—	—	—	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Financial Bear 3X Shares	$5,253	$—	$—	$5,253	$28,135,810	$5,253	$28,130,557[1]	$—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	—	14,899,633	—	14,899,633[1]	—
Direxion Daily Gold Miners Index Bear 3X Shares	3,354,543	—	2,420,000	934,543	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	—	55,905,104	—	55,905,104[1]	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	4,196,634	—	2,900,000	1,296,634	—	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	150,241	—	110,000	40,241	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	260,265	—	—	260,265	800,204	260,265	539,939[1]	—
Direxion Daily Regional Banks Bull 3X Shares	3,392,064	—	3,360,000	32,064	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	88,832	—	88,832[1]	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	208,521	—	203,000	5,521	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	1,841,368	126,808	1,400,000	314,560	126,808	—	126,808[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	2,394,063	—	2,394,063[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.
DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: Citibank N.A.

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Small Cap Bull 3X Shares	$—	$—	$—	$—	$726,345	$—	$726,345[1]	$—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	764,254	—	764,254[1]	—
Direxion Daily Euro STOXX 50® Bull 3X Shares	333,477	—	250,000	83,477	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	12,692,475	—	12,180,000	512,475	—	—	—	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	8,475,253	—	8,475,253[1]	—
Direxion Daily Latin America Bull 3X Shares	—	—	—	—	645,189	—	645,189[1]	—
Direxion Daily MSCI Brazil Bull 3X Shares	—	—	—	—	157,172	—	157,172[1]	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	491,190	—	280,000	211,190	—	—	—	—
Direxion Daily MSCI Developed Markets Bear 3X Shares	—	—	—	—	590,637	—	590,637[1]	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	1,430,971	—	590,000	840,971	—	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	1,565,054	—	1,565,054[1]	—
Direxion Daily MSCI India Bull 3X Shares	3,134,415	—	2,980,000	154,415	—	—	—	—
Direxion Daily Russia Bull 3X Shares	1,478,705	—	1,478,705[1]	—	—	—	—	—
Direxion Daily Russia Bear 3X Shares	—	—	—	—	2,276,239	—	2,276,239[1]	—
Direxion Daily Aerospace & Defense Bull 3X Shares	2,759,892	—	2,759,892[1]	—	—	—	—	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Energy Bull 3X Shares	$10,462,432	$—	$9,530,000	$932,432	$—	$—	$—	$—
Direxion Daily Financial Bull 3X Shares	89,106,907	—	89,106,907[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	—	39,992,976	—	39,992,976[1]	—
Direxion Daily Gold Miners Index Bear 3X Shares	24,339,539	—	22,450,000	1,889,539	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	—	36,745,387	—	36,745,387[1]	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	3,007,184	—	3,007,184[1]	—	—	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	575,716	—	470,000	105,716	—	—	—	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—	819,077	—	819,077[1]	—
Direxion Daily Natural Gas Related Bull 3X Shares	4,887,332	—	4,440,000	447,332	—	—	—	—
Direxion Daily Natural Gas Related Bear 3X Shares	42,150	—	42,150[1]	—	—	—	—	—
Direxion Daily Retail Bull 3X Shares	33,928	—	—	33,928	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	34,953,975	—	34,953,975[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	1,469,067	—	890,000	579,067	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	44,672,413	—	44,672,413[1]	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	21,895,724	—	21,020,000	875,724	—	—	—	—
Direxion Daily Transportation Bull 3X Shares	—	—	—	—	10,345	—	10,345[1]	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily 20+ Year Treasury Bull 3X Shares	$2,157,521	$—	$2,120,000	$37,521	$—	$—	$—	$—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	3,677,944	—	3,677,944[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Credit Suisse International

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$2,471,820	$—	$2,250,000	$221,820	$—	$—	$—	$—
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—	697,504	—	697,504[1]	—
Direxion Daily S&P 500® Bull 3X Shares	16,906,375	—	16,530,000	376,375	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	12,127,591	—	12,127,591[1]	—
Direxion Daily Small Cap Bull 3X Shares	7,276,986	—	6,460,000	816,986	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	10,435,095	—	10,435,095[1]	—
Direxion Daily Euro STOXX 50 Bull 3X Shares	35,827	—	—	35,827	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	271,138	—	271,138[1]	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	1,207,684	—	1,207,684[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	3,271,943	—	2,490,000	781,943	—	—	—	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Latin America Bull 3X Shares	$—	$—	$—	$—	$561,819	$—	$561,819[1]	$—
Direxion Daily MSCI Brazil Bull 3X Shares	30,146,652	—	30,110,000	36,652	—	—	—	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	1,220,813	—	1,090,000	130,813	—	—	—	—
Direxion Daily MSCI Developed Markets Bear 3X Shares	—	—	—	—	1,156	—	1,156[1]	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	3,691,895	—	1,420,000	2,271,895	—	—	—	—
Direxion Daily MSCI Japan Bull 3X Shares	552,788	—	310,000	242,788	—	—	—	—
Direxion Daily Russia Bull 3X Shares	7,907,097	—	7,907,097[1]	—	—	—	—	—
Direxion Daily Russia Bear 3X Shares	—	—	—	—	990,072	—	990,072[1]	—
Direxion Daily Aerospace & Defense Bull 3X Shares	2,092,704	—	2,092,704[1]	—	—	—	—	—
Direxion Daily Energy Bull 3X Shares	18,500,768	—	17,320,000	1,180,768	—	—	—	—
Direxion Daily Energy Bear 3X Shares	—	—	—	—	4,120,756	—	4,120,756[1]	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	—	69,246,711	—	65,167,075	4,079,636
Direxion Daily Gold Miners Index Bear 3X Shares	9,361,618	—	6,540,000	2,821,618	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	1,053,736	—	1,053,736[1]	—	—	—	—	—
Direxion Daily Homebuilders & Supplies 3X Bull Shares	1,887,387	—	1,550,000	337,387	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	282,212	—	282,212[1]	—	—	—	—	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Junior Gold Miners Index Bull 3X Shares	$—	$—	$—	$—	$39,705,191	$—	$39,705,191[1]	$—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	5,133,685	—	3,810,000	1,323,685	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	3,334,863	—	2,470,000	864,863	—	—	—	—
Direxion Daily Natural Gas Related Bear 3X Shares	—	—	—	—	231,404	—	231,404[1]	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	458	—	458[1]	—
Direxion Daily Retail Bull 3X Shares	—	—	—	—	2,151,346	—	2,151,346[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	1,582,824	—	980,000	602,824	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	—	—	—	377,631	—	377,631[1]	—
Direxion Daily Semiconductor Bull 3X Shares	41,073,015	—	32,420,000	8,653,015	—	—	—	—
Direxion Daily Technology Bull 3X Shares	38,857,926	—	37,060,000	1,797,926	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	2,232,984	—	2,232,984[1]	—
Direxion Daily Utilities Bull 3X Shares	262,129	—	260,000	2,129	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	171,624	—	171,624[1]	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	771,278	—	771,278[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	2,092,457	—	2,092,457[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: Deutsche Bank AG London

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$1,232,399	$—	$816,628	$415,771	$—	$—	$—	$—
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—	162,864	—	162,864[1]	—
Direxion Daily S&P 500® Bull 3X Shares	11,970,588	—	11,664,213	306,375	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	12,078,061	—	12,078,061[1]	—
Direxion Daily Small Cap Bull 3X Shares	8,695,967	—	7,752,703	943,264	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	23,106,768	—	23,106,768[1]	—
Direxion Daily FTSE China Bull 3X Shares	20,548,228	—	19,872,869	675,359	—	—	—	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	1,921,213	—	1,814,259	106,954	—	—	—	—
Direxion Daily MSCI India Bull 3X Shares	13,493,040	—	12,597,055	895,985	—	—	—	—
Direxion Daily MSCI Japan Bull 3X Shares	1,689,421	—	1,590,887	98,534	—	—	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	473,216	—	248,720	224,496	—	—	—	—
Direxion Daily Russia Bull 3X Shares	—	—	—	—	170,090	—	170,090[1]	—
Direxion Daily Russia Bear 3X Shares	318,253	—	102,902	215,351	—	—	—	—
Direxion Daily Energy Bull 3X Shares	7,288,768	—	6,831,810	456,958	—	—	—	—
Direxion Daily Energy Bear 3X Shares	202,764	—	202,764[1]	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	80,605,523	—	80,605,523[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	—	47,074,408	—	47,074,408[1]	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Gold Miners Index Bear 3X Shares	$438,316	$—	$157,522	$280,794	$—	$—	$—	$—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—	29,053	—	29,053[1]	—
Direxion Daily Homebuilders & Supplies 3X Bull Shares	2,382,096	—	2,029,050	353,046	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	—	22,178,049	—	22,178,049[1]	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	885,333	—	—	885,333	—	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	129,148	—	—	129,148	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	—	784,770	—	784,770[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	28,670,887	—	28,670,887[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—	14,033,423	—	14,033,423[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	3,223,096	—	2,660,253	562,843	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	—	—	—	467,666	—	467,666[1]	—
Direxion Daily Semiconductor Bull 3X Shares	45,794,780	—	43,417,032	2,377,748	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	1,366,958	—	1,366,958[1]	—
Direxion Daily Technology Bull 3X Shares	21,999,566	—	21,090,058	909,508	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	2,874,744	—	2,874,744[1]	—
Direxion Daily Transportation Bull 3X Shares	—	—	—	—	32,621	—	32,621[1]	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily 7-10 Year Treasury Bull 3X Shares	$—	$—	$—	$—	$79,569	$—	$79,569[1]	$—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	428,266	—	343,573	84,693	—	—	—	—
Direxion Daily Emerging Markets Bond Bull 3X Shares	63,335	—	—	63,335	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Morgan Stanley Capital Services

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily FTSE China Bull 3X Shares	$9,434,202	$—	$9,220,000	$214,202	$—	$—	$—	$—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	—	33,591,162	—	33,591,162[1]	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	—	11,139,159	—	11,139,159[1]	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	—	1,019,700	—	1,019,700[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	87,151	—	87,151[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—	280,826	—	280,826[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: UBS Securities LLC

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$18,039,072	$—	$17,760,000	$279,072	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	18,285,077	—	18,285,077[1]	—
Direxion Daily Small Cap Bull 3X Shares	36,416,891	—	33,220,000	3,196,891	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	29,183,276	—	29,183,276[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	5,174,943	—	4,990,000	184,943	—	—	—	—
Direxion Daily MSCI Brazil Bull 3X Shares	6,206,314	—	6,200,000	6,314	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	1,536,287	—	540,000	996,287	—	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	747,986	—	747,986[1]	—
Direxion Daily MSCI India Bull 3X Shares	2,025,934	—	1,860,000	165,934	—	—	—	—
Direxion Daily Energy Bull 3X Shares	13,534,818	—	12,280,000	1,254,818	—	—	—	—
Direxion Daily Financial Bull 3X Shares	37,158,099	—	37,158,099[1]	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	24,997,150	—	24,997,150[1]	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	—	74,077,753	—	74,077,753[1]	—
Direxion Daily Gold Miners Index Bear 3X Shares	7,908,402	—	5,070,000	2,838,402	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	8,346,872	—	8,346,872[1]	—	—	—	—	—
Direxion Daily Homebuilders & Supplies 3X Bull Shares	794,344	—	410,000	384,344	—	—	—	—

DIREXION ANNUAL REPORT

	Assets:				Liabilities:
	Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Industrials Bull 3X Shares	$—	$—	$—	$—	$594	$—	$—	$594
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	—	54,832,210	—	54,832,210[1]	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	1,209,415	—	350,000	859,415	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	1,790,568	—	1,790,568[1]	—	—	—	—	—
Direxion Daily Regional Banks Bear 3X Shares	—	—	—	—	950,326	—	950,326[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	29,037,153	—	29,037,153[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	25,127,377	—	21,470,000	3,657,377	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	—	—	—	2,897,855	—	2,897,855[1]	—
Direxion Daily Semiconductor Bull 3X Shares	12,899,546	—	12,050,000	849,546	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	11,853,654	—	11,853,654[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. Direxion Daily S&P 500® Bull 3X Shares was invested in futures contracts as of the period ended October 31, 2017.

e) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary

DIREXION ANNUAL REPORT

market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the period ended October 31, 2017.

f) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

g) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for U.S. federal income tax purposes, with the net sales proceeds.

h) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of net investment income and net realized capital gains to its shareholders sufficient to relieve it from all or substantially all U.S. federal income and excise taxes. No provision for U.S. federal income taxes has been made by the Funds. Certain Funds paid U.S. excise taxes during the period ended October 31, 2017.

i) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from investments in MLPs are generally comprised of ordinary income, capital gains and return of capital from the MLPs. For financial statement purposes, the Funds use return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their respective tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end. The Funds estimate the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the period ended October 31, 2017, the Funds have estimated approximately 100% of the distributions from MLPs to be return of capital.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

j) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

k) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

l) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DIREXION ANNUAL REPORT

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the period ended October 31, 2017 and year ended October 31, 2016, were as follows:

	Year/Period Ended October 31, 2017			Year/Period Ended October 31, 2016
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Mid Cap Bull 3X Shares	$1,133,280	$—	$—	$—	$—	$—
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—	—	—
Direxion Daily S&P 500® Bull 3X Shares	—	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	—	—
Direxion Daily EURO STOXX 50® Bull 3X Shares[2]	—	—	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	—	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Latin America Bull 3X Shares	—	—	—	—	—	—
Direxion Daily MSCI Brazil Bull 3X Shares	—	—	—	—	—	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	—	—	—	—	—	—
Direxion Daily MSCI Developed Markets Bear 3X Shares	—	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	—	—
Direxion Daily MSCI India Bull 3X Shares	—	—	—	—	—	—
Direxion Daily MSCI Japan Bull 3X Shares	—	—	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares[1]	—	—	—	—	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Russia Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Russia Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares[1]	—	—	—	—	—	—
Direxion Daily Energy Bull 3X Shares	1,644,557	—	—	—	—	—
Direxion Daily Energy Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	—	—

DIREXION ANNUAL REPORT

	Year/Period Ended October 31, 2017			Year/Period Ended October 31, 2016
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Gold Miners Index Bull 3X Shares	$—	$—	$—	$—	$—	$—
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares[1]	—	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	2,249,510	—	1,582,047	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	—	—	—	—	—	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Natural Gas Related Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	41,188	—	—	—	—	—
Direxion Daily Regional Banks Bear 3X Shares	—	—	—	92,570	—	226
Direxion Daily Retail Bull 3X Shares	951,341	—	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	2,333,092	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	6,634,619	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Transportation Bull 3X Shares[1]	—	—	—	—	—	—
Direxion Daily Utilities Bull 3X Shares[1]	—	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	284,233	—	—	109,119	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	86,292	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	—	—

DIREXION ANNUAL REPORT

	Year/Period Ended October 31, 2017			Year/Period Ended October 31, 2016
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Emerging Markets Bond Bull 3X Shares[3]	$—	$—	$—	$—	$—	$—

1  Commenced operations on May 3, 2017.

2  Commenced operations on July 12, 2017.

3  Commenced operations on August 17, 2017.

At October 31, 2017, the components of accumulated earnings/losses of the Funds on a tax basis were as follows:

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Mid Cap Bull 3X Shares	$11,445,083	$1,699,855	$—	$—	$13,144,938
Direxion Daily Mid Cap Bear 3X Shares	(2,812,830)	—	—	(69,624,802)	(72,437,632)
Direxion Daily S&P 500® Bull 3X Shares	81,944,107	28,085,509	—	(37,010)	109,992,606
Direxion Daily S&P 500® Bear 3X Shares	(192,270,422)	—	—	(1,191,890,702)	(1,384,161,124)
Direxion Daily Small Cap Bull 3X Shares	107,684,713	—	—	(11,309)	107,673,404
Direxion Daily Small Cap Bear 3X Shares	(401,185,480)	—	—	(2,807,163,570)	(3,208,349,050)
Direxion Daily EURO STOXX 50® Bull 3X Shares	464,002	326,944	—	—	790,946
Direxion Daily FTSE China Bull 3X Shares	44,115,015	—	—	(14,677,217)	29,437,798
Direxion Daily FTSE China Bear 3X Shares	(24,442,256)	—	—	(54,671,663)	(79,113,919)
Direxion Daily FTSE Europe Bull 3X Shares	13,578,276	163,108	—	(14,426,512)	(685,128)
Direxion Daily Latin America Bull 3X Shares	(3,868,261)	—	—	(35,982,447)	(39,850,708)
Direxion Daily MSCI Brazil Bull 3X Shares	30,084,741	—	—	—	30,084,741
Direxion Daily MSCI Developed Markets Bull 3X Shares	3,683,816	206,085	—	—	3,889,901
Direxion Daily MSCI Developed Markets Bear 3X Shares	(1,026,137)	—	—	(42,469,741)	(43,495,878)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	14,581,628	—	—	(84,739,585)	(70,157,957)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	(65,486,687)	—	—	(348,036,873)	(413,523,560)
Direxion Daily MSCI India Bull 3X Shares	21,186,839	—	—	—	21,186,839
Direxion Daily MSCI Japan Bull 3X Shares	2,820,510	—	—	(1,731,335)	1,089,175
Direxion Daily MSCI Mexico Bull 3X Shares	(77,506)	8,313	—	(328,748)	(397,941)
Direxion Daily MSCI South Korea Bull 3X Shares	2,385,345	460,000	—	—	2,845,345
Direxion Daily Russia Bull 3X Shares	2,080,595	—	—	(93,793,256)	(91,712,661)

DIREXION ANNUAL REPORT

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Russia Bear 3X Shares	$(33,956,057)	$—	$—	$(107,930,292)	$(141,886,349)
Direxion Daily Aerospace & Defense Bull 3X Shares	5,976,399	637,453	—	—	6,613,852
Direxion Daily Energy Bull 3X Shares	(77,548,199)	1,989,090	—	(109,186,519)	(184,745,628)
Direxion Daily Energy Bear 3X Shares	(11,166,044)	—	—	(174,221,656)	(185,387,700)
Direxion Daily Financial Bull 3X Shares	352,734,009	—	—	(15,490)	352,718,519
Direxion Daily Financial Bear 3X Shares	(77,675,887)	—	—	(3,930,546,023)	(4,008,221,910)
Direxion Daily Gold Miners Index Bull 3X Shares	(774,151,164)	—	—	(984,751,381)	(1,758,902,545)
Direxion Daily Gold Miners Index Bear 3X Shares	(33,971,525)	—	—	(399,248,948)	(433,220,473)
Direxion Daily Healthcare Bull 3X Shares	20,570,706	48,740	—	—	20,619,446
Direxion Daily Homebuilders & Supplies Bull 3X Shares	8,830,227	889,328	147,909	—	9,867,464
Direxion Daily Industrials Bull 3X Shares	349,267	17,540	—	—	366,807
Direxion Daily Junior Gold Miners Index Bull 3X Shares	(828,409,165)	—	—	(286,178,500)	(1,114,587,665)
Direxion Daily Junior Gold Miners Index Bear 3X Shares	(51,391,141)	—	—	(55,786,916)	(107,178,057)
Direxion Daily MSCI Real Estate Bull 3X Shares	(1,003,032)	—	—	—	(1,003,032)
Direxion Daily MSCI Real Estate Bear 3X Shares	(1,283,559)	—	—	(178,931,210)	(180,214,769)
Direxion Daily Natural Gas Related Bull 3X Shares	(49,445,988)	—	—	(163,541,896)	(212,987,884)
Direxion Daily Natural Gas Related Bear 3X Shares	(1,597,278)	—	—	(8,281,643)	(9,878,921)
Direxion Daily Regional Banks Bull 3X Shares	4,280,904	17,866	—	(1,984,713)	2,314,057
Direxion Daily Regional Banks Bear 3X Shares	(1,593,428)	—	—	(1,067,587)	(2,661,015)
Direxion Daily Retail Bull 3X Shares	(5,748,373)	—	—	(3,941,099)	(9,689,472)
Direxion Daily S&P Biotech Bull 3X Shares	109,565,683	803,818	—	—	110,369,501
Direxion Daily S&P Biotech Bear 3X Shares	(49,415,695)	—	—	(74,739,004)	(124,154,699)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	1,224,816	—	—	(5,267,045)	(4,042,229)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	(8,445,427)	—	—	(19,731,301)	(28,176,728)
Direxion Daily Semiconductor Bull 3X Shares	175,686,937	—	—	—	175,686,937
Direxion Daily Semiconductor Bear 3X Shares	(30,848,758)	—	—	(158,776,153)	(189,624,911)
Direxion Daily Technology Bull 3X Shares	121,312,231	—	—	—	121,312,231
Direxion Daily Technology Bear 3X Shares	(13,984,887)	—	—	(128,691,146)	(142,676,033)
Direxion Daily Transportation Bull 3X Shares	2,485	446,208	—	—	448,693
DIREXION ANNUAL REPORT

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Utilities Bull 3X Shares	$317,740	$—	$—	$—	$317,740
Direxion Daily 7-10 Year Treasury Bull 3X Shares	(391,727)	—	—	(182,812)	(574,539)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	(2,455,595)	—	—	(71,247,555)	(73,703,150)
Direxion Daily 20+ Year Treasury Bull 3X Shares	(2,867,356)	218,235	—	(8,797,880)	(11,447,001)
Direxion Daily 20+ Year Treasury Bear 3X Shares	(84,027,870)	—	—	(984,886,098)	(1,068,913,968)
Direxion Daily Emerging Markets Bond Bull 3X Shares	72,438	18,404	—	—	90,842

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and organizational costs.

At October 31, 2017, the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily Mid Cap Bull 3X Shares	$47,145,471	$11,739,960	$(294,877)	$11,445,083
Direxion Daily Mid Cap Bear 3X Shares	4,743,481	—	(2,812,830)	(2,812,830)
Direxion Daily S&P 500® Bull 3X Shares	647,907,234	82,547,595	(603,488)	81,944,107
Direxion Daily S&P 500® Bear 3X Shares	290,081,311	—	(192,270,422)	(192,270,422)
Direxion Daily Small Cap Bull 3X Shares	601,334,312	109,795,229	(2,110,516)	107,684,713
Direxion Daily Small Cap Bear 3X Shares	508,384,310	—	(401,185,480)	(401,185,480)
Direxion Daily EURO STOXX 50® Bull 3X Shares	4,346,027	484,259	(20,257)	464,002
Direxion Daily FTSE China Bull 3X Shares	199,870,291	51,929,215	(7,814,200)	44,115,015
Direxion Daily FTSE China Bear 3X Shares	32,139,311	—	(24,442,256)	(24,442,256)
Direxion Daily FTSE Europe Bull 3X Shares	53,694,260	15,921,010	(2,342,734)	13,578,276
Direxion Daily Latin America Bull 3X Shares	15,812,140	276,120	(4,144,381)	(3,868,261)
Direxion Daily MSCI Brazil Bull 3X Shares	148,363,255	35,774,365	(5,689,624)	30,084,741
Direxion Daily MSCI Developed Markets Bull 3X Shares	23,443,864	4,225,375	(541,559)	3,683,816
Direxion Daily MSCI Developed Markets Bear 3X Shares	3,035,000	—	(1,026,137)	(1,026,137)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	248,366,752	15,684,638	(1,103,010)	14,581,628
Direxion Daily MSCI Emerging Markets Bear 3X Shares	70,469,767	—	(65,486,687)	(65,486,687)
Direxion Daily MSCI India Bull 3X Shares	75,047,058	21,875,826	(688,987)	21,186,839
Direxion Daily MSCI Japan Bull 3X Shares	12,570,571	2,931,590	(111,080)	2,820,510
Direxion Daily MSCI Mexico Bull 3X Shares	2,634,150	—	(77,506)	(77,506)
Direxion Daily MSCI South Korea Bull 3X Shares	9,751,380	2,386,950	(1,605)	2,385,345
Direxion Daily Russia Bull 3X Shares	145,773,421	25,093,724	(23,013,129)	2,080,595
Direxion Daily Russia Bear 3X Shares	29,043,413	—	(33,956,057)	(33,956,057)
Direxion Daily Aerospace & Defense Bull 3X Shares	40,456,931	5,979,721	(3,322)	5,976,399
Direxion Daily Energy Bull 3X Shares	439,984,330	56,837,845	(134,386,044)	(77,548,199)
Direxion Daily Energy Bear 3X Shares	35,679,279	—	(11,166,044)	(11,166,044)
Direxion Daily Financial Bull 3X Shares	1,442,954,486	354,431,391	(1,697,382)	352,734,009
Direxion Daily Financial Bear 3X Shares	158,087,664	—	(77,675,887)	(77,675,887)
Direxion Daily Gold Miners Index Bull 3X Shares	1,377,630,755	—	(774,151,164)	(774,151,164)
Direxion Daily Gold Miners Index Bear 3X Shares	243,092,312	53,392,406	(87,363,931)	(33,971,525)
Direxion Daily Healthcare Bull 3X Shares	136,339,439	21,572,064	(1,001,358)	20,570,706
Direxion Daily Homebuilders & Supplies Bull 3X Shares	33,976,223	8,893,792	(63,565)	8,830,227
Direxion Daily Industrials Bull 3X Shares	2,596,170	363,434	(14,167)	349,267
Direxion Daily Junior Gold Miners Index Bull 3X Shares	863,593,148	—	(828,409,165)	(828,409,165)
Direxion Daily Junior Gold Miners Index Bear 3X Shares	72,449,787	13,412,551	(64,803,692)	(51,391,141)

DIREXION ANNUAL REPORT

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily MSCI Real Estate Bull 3X Shares	$60,893,415	$970,708	$(1,973,740)	$(1,003,032)
Direxion Daily MSCI Real Estate Bear 3X Shares	10,278,006	—	(1,283,559)	(1,283,559)
Direxion Daily Natural Gas Related Bull 3X Shares	52,227,690	6,897,486	(56,343,474)	(49,445,988)
Direxion Daily Natural Gas Related Bear 3X Shares	3,346,005	—	(1,597,278)	(1,597,278)
Direxion Daily Regional Banks Bull 3X Shares	25,172,939	5,403,476	(1,122,572)	4,280,904
Direxion Daily Regional Banks Bear 3X Shares	2,404,186	—	(1,593,428)	(1,593,428)
Direxion Daily Retail Bull 3X Shares	29,763,262	—	(5,748,373)	(5,748,373)
Direxion Daily S&P Biotech Bull 3X Shares	281,306,513	113,215,916	(3,650,233)	109,565,683
Direxion Daily S&P Biotech Bear 3X Shares	95,203,810	(31,834,470)	(17,581,225)	(49,415,695)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	78,102,321	32,052,058	(30,827,242)	1,224,816
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	16,943,504	—	(8,445,427)	(8,445,427)
Direxion Daily Semiconductor Bull 3X Shares	428,727,830	183,121,859	(7,434,922)	175,686,937
Direxion Daily Semiconductor Bear 3X Shares	35,404,690	—	(30,848,758)	(30,848,758)
Direxion Daily Technology Bull 3X Shares	372,120,354	122,994,854	(1,682,623)	121,312,231
Direxion Daily Technology Bear 3X Shares	15,482,647	—	(13,984,887)	(13,984,887)
Direxion Daily Transportation Bull 3X Shares	2,408,861	62,825	(60,340)	2,485
Direxion Daily Utilities Bull 3X Shares	2,484,445	318,274	(534)	317,740
Direxion Daily 7-10 Year Treasury Bull 3X Shares	6,419,105	44,493	(436,220)	(391,727)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	16,558,098	808,411	(3,264,006)	(2,455,595)
Direxion Daily 20+ Year Treasury Bull 3X Shares	86,614,056	3,100,803	(5,968,159)	(2,867,356)
Direxion Daily 20+ Year Treasury Bear 3X Shares	206,865,440	(3,979,550)	(80,048,320)	(84,027,870)
Direxion Daily Emerging Markets Bond Bull 3X Shares	2,398,628	72,515	(77)	72,438

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales and basis adjustments on investments in real estate investment trusts ("REITs").

Net investment income/(loss) and realized gains and losses for U.S. Federal income tax purposes may differ from those reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income/(loss) and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to tax treatment of redemptions in-kind, net operating losses, distribution reclasses, sales of REITS, expiration of prior year capital loss carryovers, and utilization of earnings and profits distributed to shareholders on redemption of shares.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income/(loss) and realized gains and losses under GAAP and tax reporting:

Funds	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Direxion Daily Mid Cap Bull 3X Shares	$108,977	$(19,953,619)	$19,844,642
Direxion Daily Mid Cap Bear 3X Shares	84,451	5,743,778	(5,828,229)
Direxion Daily S&P 500® Bull 3X Shares	—	(334,286,589)	334,286,589
Direxion Daily S&P 500® Bear 3X Shares	3,377,977	—	(3,377,977)
Direxion Daily Small Cap Bull 3X Shares	1,422,345	(404,577,390)	403,155,045
Direxion Daily Small Cap Bear 3X Shares	3,951,088	41,155,587	(45,106,675)
Direxion Daily EURO STOXX 50® Bull 3X Shares	3,793	—	(3,793)
Direxion Daily FTSE China Bull 3X Shares	891,678	(6,658,170)	5,766,492
Direxion Daily FTSE China Bear 3X Shares	568,567	—	(568,567)
Direxion Daily FTSE Europe Bull 3X Shares	—	(1,574,667)	1,574,667
Direxion Daily Latin America Bull 3X Shares	109,037	(24,836)	(84,201)
Direxion Daily MSCI Brazil Bull 3X Shares	436,304	(23,873,937)	23,437,633
Direxion Daily MSCI Developed Markets Bull 3X Shares	—	(417,327)	417,327
Direxion Daily MSCI Developed Markets Bear 3X Shares	72,683	2,982,535	(3,055,218)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	1,484,779	(5,588,070)	4,103,291
Direxion Daily MSCI Emerging Markets Bear 3X Shares	911,896	24,388,555	(25,300,451)

DIREXION ANNUAL REPORT

Funds	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Direxion Daily MSCI India Bull 3X Shares	$833,538	$(13,333,291)	$12,499,753
Direxion Daily MSCI Japan Bull 3X Shares	41,623	(358,695)	317,072
Direxion Daily MSCI Mexico Bull 3X Shares	4,192	—	(4,192)
Direxion Daily MSCI South Korea Bull 3X Shares	72,693	(2,047,783)	1,975,090
Direxion Daily Russia Bull 3X Shares	1,563,794	474,612	(2,038,406)
Direxion Daily Russia Bear 3X Shares	361,133	—	(361,133)
Direxion Daily Aerospace & Defense Bull 3X Shares	1,391	(406,709)	405,318
Direxion Daily Energy Bull 3X Shares	—	(9,963,346)	9,963,346
Direxion Daily Energy Bear 3X Shares	624,026	25,942,062	(26,566,088)
Direxion Daily Financial Bull 3X Shares	(3,245,680)	(640,273,525)	643,519,205
Direxion Daily Financial Bear 3X Shares	2,413,199	833,736,449	(836,149,648)
Direxion Daily Gold Miners Index Bull 3X Shares	9,646,803	225,487,440	(235,134,243)
Direxion Daily Gold Miners Index Bear 3X Shares	2,312,037	—	(2,312,037)
Direxion Daily Healthcare Bull 3X Shares	33,196	(45,181,264)	45,148,068
Direxion Daily Homebuilders & Supplies Bull 3X Shares	43,002	(43,002)	—
Direxion Daily Industrials Bull 3X Shares	4,192	(202,539)	198,347
Direxion Daily Junior Gold Miners Index Bull 3X Shares	27,490	60,524,785	(60,552,275)
Direxion Daily Junior Gold Miners Index Bear 3X Shares	463,315	—	(463,315)
Direxion Daily MSCI Real Estate Bull 3X Shares	(50,890)	(5,479,031)	5,529,921
Direxion Daily MSCI Real Estate Bear 3X Shares	135,591	—	(135,591)
Direxion Daily Natural Gas Related Bull 3X Shares	408,360	(1,740,758)	1,332,398
Direxion Daily Natural Gas Related Bear 3X Shares	58,431	—	(58,431)
Direxion Daily Regional Banks Bull 3X Shares	703	(952,183)	951,480
Direxion Daily Regional Banks Bear 3X Shares	12,296	—	(12,296)
Direxion Daily Retail Bull 3X Shares	28,029	323,064	(351,093)
Direxion Daily S&P Biotech Bull 3X Shares	2,704,220	(136,640,176)	133,935,956
Direxion Daily S&P Biotech Bear 3X Shares	530,203	—	(530,203)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	70,772	8,639,931	(8,710,703)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	195,871	—	(195,871)
Direxion Daily Semiconductor Bull 3X Shares	50,831	(169,269,561)	169,218,730
Direxion Daily Semiconductor Bear 3X Shares	323,652	—	(323,652)
Direxion Daily Technology Bull 3X Shares	(22,217)	(125,899,912)	125,922,129
Direxion Daily Technology Bear 3X Shares	139,881	13,642,542	(13,782,423)
Direxion Daily Transportation Bull 3X Shares	4,192	—	(4,192)
Direxion Daily Utilities Bull 3X Shares	(14,420)	(218,457)	232,877
Direxion Daily 7-10 Year Treasury Bull 3X Shares	2,726	1	(2,727)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	205,980	—	(205,980)
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	(485,027)	485,027
Direxion Daily 20+ Year Treasury Bear 3X Shares	2,689,995	—	(2,689,995)
Direxion Daily Emerging Markets Bond Bull 3X Shares	—	—	—

In order to meet certain U.S. excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2017.

At October 31, 2017, these Funds deferred, on a tax basis, qualified late year losses of:

Ordinary Late Year Loss Deferral
Direxion Daily Mid Cap Bull 3X Shares	$—
Direxion Daily Mid Cap Bear 3X Shares	16,914
Direxion Daily S&P 500® Bull 3X Shares	—
Direxion Daily S&P 500® Bear 3X Shares	704,801

DIREXION ANNUAL REPORT

Ordinary Late Year Loss Deferral
Direxion Daily Small Cap Bull 3X Shares	$—
Direxion Daily Small Cap Bear 3X Shares	870,339
Direxion Daily EURO STOXX 50® Bull 3X Shares	—
Direxion Daily FTSE China Bull 3X Shares	458,579
Direxion Daily FTSE China Bear 3X Shares	85,362
Direxion Daily FTSE Europe Bull 3X Shares	—
Direxion Daily Latin America Bull 3X Shares	28,958
Direxion Daily MSCI Brazil Bull 3X Shares	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	—
Direxion Daily MSCI Developed Markets Bear 3X Shares	9,952
Direxion Daily MSCI Emerging Markets Bull 3X Shares	656,729
Direxion Daily MSCI Emerging Markets Bear 3X Shares	129,879
Direxion Daily MSCI India Bull 3X Shares	—
Direxion Daily MSCI Japan Bull 3X Shares	19,648
Direxion Daily MSCI Mexico Bull 3X Shares	—
Direxion Daily MSCI South Korea Bull 3X Shares	—
Direxion Daily Russia Bull 3X Shares	951,828
Direxion Daily Russia Bear 3X Shares	49,719
Direxion Daily Aerospace & Defense Bull 3X Shares	—
Direxion Daily Energy Bull 3X Shares	—
Direxion Daily Energy Bear 3X Shares	94,688
Direxion Daily Financial Bull 3X Shares	—
Direxion Daily Financial Bear 3X Shares	326,904
Direxion Daily Gold Miners Index Bull 3X Shares	5,199,260
Direxion Daily Gold Miners Index Bear 3X Shares	586,877
Direxion Daily Healthcare Bull 3X Shares	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—
Direxion Daily Industrials Bull 3X Shares	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	2,558,601
Direxion Daily Junior Gold Miners Index Bear 3X Shares	262,567
Direxion Daily MSCI Real Estate Bull 3X Shares	—
Direxion Daily MSCI Real Estate Bear 3X Shares	29,760
Direxion Daily Natural Gas Related Bull 3X Shares	121,012
Direxion Daily Natural Gas Related Bear 3X Shares	7,644
Direxion Daily Regional Banks Bull 3X Shares	—
Direxion Daily Regional Banks Bear 3X Shares	2,128
Direxion Daily Retail Bull 3X Shares	4,397
Direxion Daily S&P Biotech Bull 3X Shares	—
Direxion Daily S&P Biotech Bear 3X Shares	75,119
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	210,238
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	62,214
Direxion Daily Semiconductor Bull 3X Shares	—
Direxion Daily Semiconductor Bear 3X Shares	30,667
Direxion Daily Technology Bull 3X Shares	—
Direxion Daily Technology Bear 3X Shares	15,163
Direxion Daily Transportation Bull 3X Shares	—
Direxion Daily Utilities Bull 3X Shares	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	62,488
Direxion Daily 20+ Year Treasury Bull 3X Shares	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	775,273
Direxion Daily Emerging Markets Bond Bull 3X Shares	—

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used.

DIREXION ANNUAL REPORT

As a result of the ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At October 31, 2017, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the year indicated:

Funds	Utilized in Current Year	October 31, 2019	October 31, 2018	Unlimited ST	Unlimited LT
Direxion Daily Mid Cap Bull 3X Shares	$—	$—	$—	$—	$—
Direxion Daily Mid Cap Bear 3X Shares	—	22,162,993	4,862,033	42,582,862	—
Direxion Daily S&P 500® Bull 3X Shares	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	227,849,840	243,723,246	719,557,345	28,636
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	447,535,089	170,386,620	2,188,359,754	—
Direxion Daily EURO STOXX 50® Bull 3X Shares	—	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	53,364,906	—	—	13,753,852	464,786
Direxion Daily FTSE China Bear 3X Shares	—	—	—	54,586,301	—
Direxion Daily FTSE Europe Bull 3X Shares	3,721,037	—	—	14,426,512	—
Direxion Daily Latin America Bull 3X Shares	9,667,783	—	—	15,822,609	20,130,880
Direxion Daily MSCI Brazil Bull 3X Shares	13,984,066	—	—	—	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	4,478,557	—	—	—	—
Direxion Daily MSCI Developed Markets Bear 3X Shares	—	6,226,800	3,814,712	32,418,277	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	126,280,813	—	—	36,837,685	47,245,171
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	73,271,322	33,557,979	241,077,693	—
Direxion Daily MSCI India Bull 3X Shares	22,864,845	—	—	—	—
Direxion Daily MSCI Japan Bull 3X Shares	1,108,983	—	—	1,711,687	—
Direxion Daily MSCI Mexico Bull 3X Shares	—	—	—	328,748	—
Direxion Daily MSCI South Korea Bull 3X Shares	235,010	—	—	—	—
Direxion Daily Russia Bull 3X Shares	80,838,571	—	—	92,841,428	—
Direxion Daily Russia Bear 3X Shares	—	649,297	—	107,231,276	—
Direxion Daily Aerospace & Defense Bull 3X Shares	—	—	—	—	—
Direxion Daily Energy Bull 3X Shares	29,894,225	—	—	109,181,138	—
Direxion Daily Energy Bear 3X Shares	—	12,590,578	3,644,343	157,889,309	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	679,926,863	839,658,285	2,410,616,310	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	379,917,367	599,634,754
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	398,662,071	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	838,039	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	283,619,899	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	62,426,244	—	—	55,524,349	—
Direxion Daily MSCI Real Estate Bull 3X Shares	—	—	—		—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	81,864,882	40,732,146	56,304,422	—

DIREXION ANNUAL REPORT

Funds	Utilized in Current Year	October 31, 2019	October 31, 2018	Unlimited ST	Unlimited LT
Direxion Daily Natural Gas Related Bull 3X Shares	$—	$—	$—	$157,485,514	$5,846,278
Direxion Daily Natural Gas Related Bear 3X Shares	2,034,249	—	—	8,273,999	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	1,984,713	—
Direxion Daily Regional Banks Bear 3X Shares	—	—	—	1,065,459	—
Direxion Daily Retail Bull 3X Shares	—	—	—	3,931,396	5,306
Direxion Daily S&P Biotech Bull 3X Shares	47,516,880	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	74,663,885	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	—	—	—	5,056,807	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	1,413,275	—	—	19,669,087	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	961,396	—	157,784,090	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	37,175,240	11,093,015	80,406,836	—
Direxion Daily Transportation Bull 3X Shares	—	—	—	—	—
Direxion Daily Utilities Bull 3X Shares	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	182,812	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	2,880,591	13,265,888	55,038,588	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	8,797,880	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	28,463,580	101,871,069	93,882,293	788,357,463	—
Direxion Daily Emerging Markets Bond Bull 3X Shares	—	—	—	—	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2017, open U.S. Federal and state income tax years include the tax years ended October 31, 2014 through October 31, 2017. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is

DIREXION ANNUAL REPORT

applicable to each creation or redemption transaction and is paid to the Fund. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the year ended October 31, 2017. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, and swaps contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swap and futures contracts.

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily Mid Cap Bull 3X Shares	$66,286,471	$26,981,228	$3,424,858	$28,372,921
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—
Direxion Daily S&P 500® Bull 3X Shares	826,379,263	203,929,835	291,414,303	543,765,798
Direxion Daily S&P 500® Bear 3X Shares[1]	1,084,660	3,502,154	—	—
Direxion Daily Small Cap Bull 3X Shares	1,434,032,660	303,663,374	984,716,584	1,858,520,143
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—
Direxion Daily EURO STOXX 50® Bull 3X Shares[3]	2,580,809	1,129,106	1,291,005	—
Direxion Daily FTSE China Bull 3X Shares	219,141,624	79,216,801	77,127,241	148,491,156
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	57,510,631	—	3,359,920	20,231,307
Direxion Daily Latin America Bull 3X Shares	20,822,685	3,516,343	1,124,437	10,856,150
Direxion Daily MSCI Brazil Bull 3X Shares	237,250,726	19,198,741	175,368,082	283,371,503
Direxion Daily MSCI Developed Markets Bull 3X Shares	29,719,491	5,821,291	—	16,441,184
Direxion Daily MSCI Developed Markets Bear 3X Shares	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	272,385,165	26,077,741	167,369,295	284,919,138
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—
Direxion Daily MSCI India Bull 3X Shares	97,851,102	6,916,388	3,835,439	62,928,325
Direxion Daily MSCI Japan Bull 3X Shares	8,208,575	—	9,624,021	10,673,168
Direxion Daily MSCI Mexico Bull 3X Shares[2]	1,129,907	2,388,558	1,206,073	—
Direxion Daily MSCI South Korea Bull 3X Shares	9,221,151	2,884,976	4,823,475	11,302,091
Direxion Daily Russia Bull 3X Shares	237,209,375	39,657,901	61,285,720	189,090,611
Direxion Daily Russia Bear 3X Shares	—	—	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares[2]	4,801,948	749,312	28,158,456	2,048,617
Direxion Daily Energy Bull 3X Shares	172,903,100	148,638,035	429,282,656	426,456,366
Direxion Daily Energy Bear 3X Shares	—	—	—	—
Direxion Daily Financial Bull 3X Shares	970,827,749	23,070,558	416,821,021	859,786,092
Direxion Daily Financial Bear 3X Shares	—	—	—	—
Direxion Daily Gold Miners Index Bull 3X Shares	2,024,438,740	1,493,095,266	1,595,436,679	2,206,455,883
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	150,309,680	15,046,861	7,589,580	113,922,206
Direxion Daily Homebuilders & Supplies Bull 3X Shares	9,090,925	7,781,640	24,159,178	—
Direxion Daily Industrials Bull 3X Shares[2]	2,833,383	752,284	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	863,481,492	710,849,699	1,027,789,186	1,058,461,204
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	71,646,976	23,675,810	34,520,386	58,209,575
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	61,981,402	9,603,320	42,448,194	77,293,985
Direxion Daily Natural Gas Related Bear 3X Shares	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	24,863,841	25,008,796	40,306,452	27,700,664
Direxion Daily Regional Banks Bear 3X Shares	—	—	—	—
Direxion Daily Retail Bull 3X Shares	60,410,891	42,682,373	21,594,152	26,223,172
Direxion Daily S&P Biotech Bull 3X Shares	609,515,198	143,366,234	409,266,735	792,246,482
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—

DIREXION ANNUAL REPORT

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	$179,149,095	$129,575,908	$338,340,746	$346,494,411
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	308,265,483	19,818,144	154,919,341	187,127,000
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—
Direxion Daily Technology Bull 3X Shares	246,880,500	—	40,814,690	44,979,011
Direxion Daily Technology Bear 3X Shares	—	—	—	—
Direxion Daily Transportation Bull 3X Shares[2]	1,925,294	—	—	—
Direxion Daily Utilities Bull 3X Shares[2]	1,377,449	1,046,820	1,449,371	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	4,542,767	2,141,170	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	58,006,920	23,742,482	100,836,727	88,074,967
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—
Direxion Daily Emerging Markets Bond Bull 3X Shares[4]	1,676,445	—	—	—

1  Represents purchases in affiliate, Direxon Daily S&P 500® Bear 1X Shares.

2  Represents the period from May 3, 2017 (commencement of operations) to October 31, 2017.

3  Represents the period from July 12, 2017 (commencement of operations) to October 31, 2017.

4  Represents the period from August 17, 2017 (commencement of operations) to October 31, 2017.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended October 31, 2017.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser 0.75% at an annual rate based on its average daily net assets.

For each Fund, the Adviser has agreed to waive a portion of its fees based upon specific breakpoints based on each Fund's daily net assets at least until September 1, 2019. The breakpoint schedule is detailed in the table below:

Net Asset Range	Advisory Fee Limit
$0 – $1,500,000,000	0.75%
$1,500,000,000 – $2,000,000,000	0.70%
$2,000,000,000 – $2,500,000,000	0.65%
$2,500,000,000 – $3,000,000,000	0.60%
$3,000,000,000 – $3,500,000,000	0.55%
$3,500,000,000 – $4,000,000,000	0.50%
$4,000,000,000 – $4,500,000,000	0.45%
Greater than $4,500,000,000	0.40%

During the period ended October 31, 2017, the Adviser waived investment advisory fees in the Direxion Financial Bull 3X Shares and Direxion Daily Gold Miners Index Bull 3X Shares per the breakpoint scheduled detailed above. Additionally, for the period ended October 31, 2017, the Adviser waived $70,056 of investment advisory fees in the Direxion Daily S&P 500® Bear 3X Shares. These fees related to its investment in the S&P 500® Bear 1X Shares, an affiliated Fund. These waived investment advisory fees are not subject to recoupment.

Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Trust pays the Adviser management service fees of 0.023% on the first $10,000,000,000 of the Trust's daily net assets and 0.022% on assets in excess of $10,000,000,000. Prior to July 1, 2017, this fee was calculated based on 0.02% of the Trust's daily net assets. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust.

DIREXION ANNUAL REPORT

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse each Fund's operating expenses to the extent that they exceed 0.95% of each Fund's respective average daily net assets at least until September 1, 2019. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

The table below presents amounts that the Adviser recouped, waived and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:			Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	October 31, 2018	October 31, 2019	October 31, 2020	Recoupment Amount
Direxion Daily Mid Cap Bull 3X Shares	$—	$30,329	$22,753	$37,975	$30,329	$91,057
Direxion Daily Mid Cap Bear 3X Shares	—	30,506	26,804	31,444	30,506	88,754
Direxion Daily S&P 500® Bull 3X Shares	75,877	7,910	—	—	512	512
Direxion Daily S&P 500® Bear 3X Shares	6,671	43,301	32,630	83,176	43,301	159,107
Direxion Daily Small Cap Bull 3X Shares	1,963	68,394	165,116	139,350	68,394	372,860
Direxion Daily Small Cap Bear 3X Shares	—	141,273	195,511	189,079	141,273	525,863
Direxion Daily EURO STOXX 50® Bull 3X Shares	—	27,257	—	—	27,257	27,257
Direxion Daily FTSE China Bull 3X Shares	—	73,449	52,781	75,021	73,449	201,251
Direxion Daily FTSE China Bear 3X Shares	—	52,149	36,274	61,794	52,149	150,217
Direxion Daily FTSE Europe Bull 3X Shares	108	10,803	10,868	23,550	10,803	45,221
Direxion Daily Latin America Bull 3X Shares	—	34,261	32,537	37,072	34,261	103,870
Direxion Daily MSCI Brazil Bull 3X Shares	2,803	25,319	33,656	41,581	25,319	100,556
Direxion Daily MSCI Developed Markets Bull 3X Shares	—	60,131	47,458	62,016	60,131	169,605
Direxion Daily MSCI Developed Markets Bear 3X Shares	—	77,095	68,565	75,544	77,095	221,204
Direxion Daily MSCI Emerging Markets Bull 3X Shares	2,209	41,792	—	68,967	41,792	110,759
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	46,805	18,915	57,645	46,805	123,365
Direxion Daily MSCI India Bull 3X Shares	—	29,893	28,207	46,522	29,893	104,622
Direxion Daily MSCI Japan Bull 3X Shares	—	47,738	38,909	47,576	47,738	134,223
Direxion Daily MSCI Mexico Bull 3X Shares	—	25,738	—	—	25,738	25,738
Direxion Daily MSCI South Korea Bull 3X Shares	—	29,004	29,972	30,643	29,004	89,619
Direxion Daily Russia Bull 3X Shares	64,248	—	—	—	—	—
Direxion Daily Russia Bear 3X Shares	107	17,963	25,321	18,693	17,963	61,977
Direxion Daily Aerospace & Defense Bull 3X Shares	—	29,488	—	—	29,488	29,488
Direxion Daily Energy Bull 3X Shares	47,961	23,570	21,215	42,811	23,570	87,596
Direxion Daily Energy Bear 3X Shares	—	39,361	18,091	43,863	39,361	101,315
Direxion Daily Financial Bull 3X Shares	206,718	14,933	—	17,347	14,933	32,280
Direxion Daily Financial Bear 3X Shares	285	105,295	72,684	99,421	105,295	277,400
Direxion Daily Gold Miners Index Bull 3X Shares	14,713	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 3X Shares	50,285	852	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	691	29,753	39,773	66,252	29,753	135,778
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	30,435	27,112	34,712	30,435	92,259
Direxion Daily Industrials Bull 3X Shares	—	34,998	—	—	34,998	34,998
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	45,823	654	3,212	62,477	654	66,343
Direxion Daily MSCI Real Estate Bull 3X Shares	6,588	39,820	—	48,669	39,820	88,489
Direxion Daily MSCI Real Estate Bear 3X Shares	—	70,117	63,837	70,252	70,117	204,206
Direxion Daily Natural Gas Related Bull 3X Shares	—	41,268	48,864	66,435	41,268	156,567
Direxion Daily Natural Gas Related Bear 3X Shares	—	33,950	—	46,696	33,950	80,646
Direxion Daily Regional Banks Bull 3X Shares	32	25,944	18,712	40,319	25,944	84,975

DIREXION ANNUAL REPORT

			Potential Recoupment Amounts Expiring:			Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	October 31, 2018	October 31, 2019	October 31, 2020	Recoupment Amount
Direxion Daily Regional Banks Bear 3X Shares	$—	$32,622	$18,468	$40,429	$32,622	$91,519
Direxion Daily Retail Bull 3X Shares	2	31,491	25,551	39,834	31,491	96,876
Direxion Daily S&P Biotech Bull 3X Shares	23,515	25,050	3,140	48,721	25,050	76,911
Direxion Daily S&P Biotech Bear 3X Shares	—	34,217	30,367	42,944	34,217	107,528
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	—	29,033	31,773	38,994	29,033	99,800
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	34,091	31,769	37,128	34,091	102,988
Direxion Daily Semiconductor Bull 3X Shares	64,042	1,672	39,961	41,292	1,672	82,925
Direxion Daily Semiconductor Bear 3X Shares	—	25,270	31,222	28,749	25,270	85,241
Direxion Daily Technology Bull 3X Shares	19,772	14,619	6,472	38,305	14,619	59,396
Direxion Daily Technology Bear 3X Shares	—	32,559	19,924	37,968	32,559	90,451
Direxion Daily Transportation Bull 3X Shares	—	36,044	—	—	36,044	36,044
Direxion Daily Utilities Bull 3X Shares	—	34,765	—	—	34,765	34,765
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	46,631	31,202	46,735	46,631	124,568
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	28,082	—	38,077	28,082	66,159
Direxion Daily 20+ Year Treasury Bull 3X Shares	7,848	3,858	2,461	9,461	3,858	15,780
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Emerging Markets Bond Bull 3X Shares	—	20,186	—	—	20,186	20,186

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of October 31, 2017 is presented on the Statement of Assets and Liabilities as Due from (to) investment adviser, net.

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes of valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

DIREXION ANNUAL REPORT

The following is a summary of the inputs used to value the Funds' net assets as of October 31, 2017:

	Direxion Daily Mid Cap Bull 3X Shares				Direxion Daily Mid Cap Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$23,876,829	$—	$—	$23,876,829	$—	$—	$—	$—
Short Term Investments	24,635,979	—	—	24,635,979	4,743,481	—	—	4,743,481
Other Financial Instruments*	—	10,372,623	—	10,372,623	—	(1,062,359)	—	(1,062,359)
Cash Equivalents	12,884,399	—	—	12,884,399	2,664,382	—	—	2,664,382
	Direxion Daily S&P 500® Bull 3X Shares				Direxion Daily S&P 500® Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$464,597,078	$—	$—	$464,597,078	$12,841,416	$—	$—	$12,841,416
Short Term Investments	203,043,345	—	—	203,043,345	274,479,073	—	—	274,479,073
Other Financial Instruments*	—	70,915,581	—	70,915,581	—	(58,583,254)	—	(58,583,254)
Cash Equivalents	16,988,330	—	—	16,988,330	153,740,590	—	—	153,740,590
	Direxion Daily Small Cap Bull 3X Shares				Direxion Daily Small Cap Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$362,886,733	$—	$—	$362,886,733	$—	$—	$—	$—
Short Term Investments	248,313,756	—	—	248,313,756	508,384,310	—	—	508,384,310
Other Financial Instruments*	—	98,490,698	—	98,490,698	—	(126,126,742)	—	(126,126,742)
Cash Equivalents	12,939,311	—	—	12,939,311	287,901,158	—	—	287,901,158
	Direxion Daily EURO STOXX 50® Bull 3X Shares				Direxion Daily FTSE China Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$2,864,146	$—	$—	$2,864,146	$153,599,198	$—	$—	$153,599,198
Short Term Investments	1,595,945	—	—	1,595,945	55,368,788	—	—	55,368,788
Other Financial Instruments*	—	369,304	—	369,304	—	42,403,767	—	42,403,767
Cash Equivalents	93,912	—	—	93,912	25,284,973	—	—	25,284,973
	Direxion Daily FTSE China Bear 3X Shares				Direxion Daily FTSE Europe Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$—	$—	$—	$—	$44,088,648	$—	$—	$44,088,648
Short Term Investments	32,139,311	—	—	32,139,311	10,839,650	—	—	10,839,650
Other Financial Instruments*	—	(9,682,937)	—	(9,682,937)	—	14,686,972	—	14,686,972
Cash Equivalents	18,236,126	—	—	18,236,126	8,743,198	—	—	8,743,198
	Direxion Daily Latin America Bull 3X Shares				Direxion Daily MSCI Brazil Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$8,394,821	$—	$—	$8,394,821	$113,268,313	$—	$—	$113,268,313
Short Term Investments	7,693,439	—	—	7,693,439	29,954,770	—	—	29,954,770
Other Financial Instruments*	—	(1,838,856)	—	(1,838,856)	—	35,774,365	—	35,774,365
Cash Equivalents	611,672	—	—	611,672	612,407	—	—	612,407

DIREXION ANNUAL REPORT

	Direxion Daily MSCI Developed Markets Bull 3X Shares				Direxion Daily MSCI Developed Markets Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$14,988,623	$—	$—	$14,988,623	$—	$—	$—	$—
Short Term Investments	9,047,400	—	—	9,047,400	3,035,000	—	—	3,035,000
Other Financial Instruments*	—	3,633,216	—	3,633,216	—	(591,793)	—	(591,793)
Cash Equivalents	7,274,614	—	—	7,274,614	1,279,375	—	—	1,279,375
	Direxion Daily MSCI Emerging Markets Bull 3X Shares				Direxion Daily MSCI Emerging Markets Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$174,588,801	$—	$—	$174,588,801	$—	$—	$—	$—
Short Term Investments	79,979,538	—	—	79,979,538	70,469,767	—	—	70,469,767
Other Financial Instruments*	—	9,483,051	—	9,483,051	—	(15,895,551)	—	(15,895,551)
Cash Equivalents	16,249,324	—	—	16,249,324	31,378,981	—	—	31,378,981
	Direxion Daily MSCI India Bull 3X Shares				Direxion Daily MSCI Japan Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$56,752,909	$—	$—	$56,752,909	$9,636,254	$—	$—	$9,636,254
Short Term Investments	21,516,586	—	—	21,516,586	3,239,078	—	—	3,239,078
Other Financial Instruments*	—	18,653,389	—	18,653,389	—	2,626,828	—	2,626,828
Cash Equivalents	25,658,380	—	—	25,658,380	1,107,895	—	—	1,107,895
	Direxion Daily MSCI Mexico Bull 3X Shares				Direxion Daily MSCI South Korea Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$—	$—	$—	$—	$2,401,740	$—	$—	$2,401,740
Short Term Investments	2,634,150	—	—	2,634,150	7,413,200	—	—	7,413,200
Other Financial Instruments*	—	(73,572)	—	(73,572)	—	2,323,390	—	2,323,390
Cash Equivalents	729,822	—	—	729,822	1,714,844	—	—	1,714,844
	Direxion Daily Russia Bull 3X Shares				Direxion Daily Russia Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$89,431,150	$—	$—	$89,431,150	$—	$—	$—	$—
Short Term Investments	55,609,142	—	—	55,609,142	29,043,413	—	—	29,043,413
Other Financial Instruments*	—	25,093,724	—	25,093,724	—	(7,919,986)	—	(7,919,986)
Cash Equivalents	1,308,644	—	—	1,308,644	10,768,431	—	—	10,768,431
	Direxion Daily Aerospace & Defense Bull 3X Shares				Direxion Daily Energy Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$31,612,410	$—	$—	$31,612,410	$—	$—	$—	$—
Investment Companies	—	—	—	—	235,441,050	—	—	235,441,050
Short Term Investments	9,962,789	—	—	9,962,789	188,640,187	—	—	188,640,187
Other Financial Instruments*	—	4,858,147	—	4,858,147	—	56,837,845	—	56,837,845
Cash Equivalents	612,633	—	—	612,633	52,403,970	—	—	52,403,970
DIREXION ANNUAL REPORT

	Direxion Daily Energy Bear 3X Shares				Direxion Daily Financial Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$—	$—	$—	$923,175,238	$—	$—	$923,175,238
Short Term Investments	35,679,279	—	—	35,679,279	565,230,232	—	—	565,230,232
Other Financial Instruments*	—	(3,917,992)	—	(3,917,992)	—	308,414,744	—	308,414,744
Cash Equivalents	22,335,057	—	—	22,335,057	54,438,634	—	—	54,438,634
	Direxion Daily Financial Bear 3X Shares				Direxion Daily Gold Miners Index Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$—	$—	$—	$—	$615,118,082	$—	$—	$615,118,082
Short Term Investments	158,087,664	—	—	158,087,664	737,488,716	—	—	737,488,716
Other Financial Instruments*	—	(53,127,707)	—	(53,127,707)	—	(299,252,298)	—	(299,252,298)
Cash Equivalents	74,058,262	—	—	74,058,262	278,490,400	—	—	278,490,400
	Direxion Daily Gold Miners Index Bear 3X Shares				Direxion Daily Healthcare Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$—	$—	$—	$—	$80,132,787	$—	$—	$80,132,787
Short Term Investments	243,092,312	—	—	243,092,312	59,676,676	—	—	59,676,676
Other Financial Instruments*	—	53,392,406	—	53,392,406	—	17,875,053	—	17,875,053
Cash Equivalents	133,858,095	—	—	133,858,095	623,586	—	—	623,586
	Direxion Daily Homebuilders & Supplies Bull 3X Shares				Direxion Daily Industrials Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$28,471,191	$—	$—	$28,471,191	$—	$—	$—	$—
Investment Companies	—	—	—	—	2,181,665	—	—	2,181,665
Short Term Investments	7,435,067	—	—	7,435,067	496,321	—	—	496,321
Other Financial Instruments*	—	6,963,757	—	6,963,757	—	281,618	—	281,618
Cash Equivalents	2,255,458	—	—	2,255,458	393,896	—	—	393,896
	Direxion Daily Junior Gold Miners Index Bull 3X Shares				Direxion Daily Junior Gold Miners Index Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$351,103,814	$—	$—	$351,103,814	$—	$—	$—	$—
Short Term Investments	487,750,549	—	—	487,750,549	72,449,787	—	—	72,449,787
Other Financial Instruments*	—	(220,505,100)	—	(220,505,100)	—	13,412,551	—	13,412,551
Cash Equivalents	139,904,014	—	—	139,904,014	39,801,401	—	—	39,801,401
	Direxion Daily MSCI Real Estate Bull 3X Shares				Direxion Daily MSCI Real Estate Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$42,678,815	$—	$—	$42,678,815	$—	$—	$—	$—
Short Term Investments	17,230,814	—	—	17,230,814	10,278,006	—	—	10,278,006
Other Financial Instruments*	—	855,105	—	855,105	—	(819,077)	—	(819,077)
Cash Equivalents	9,272,228	—	—	9,272,228	6,418,202	—	—	6,418,202

DIREXION ANNUAL REPORT

	Direxion Daily Natural Gas Related Bull 3X Shares				Direxion Daily Natural Gas Related Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$27,181,215	$—	$—	$27,181,215	$—	$—	$—	$—
Master Limited Partnerships	3,497,599	—	—	3,497,599	—	—	—	—
Short Term Investments	16,233,849	—	—	16,233,849	3,346,005	—	—	3,346,005
Other Financial Instruments*	—	6,897,486	—	6,897,486	—	(189,254)	—	(189,254)
Cash Equivalents	6,467,927	—	—	6,467,927	2,348,086	—	—	2,348,086
	Direxion Daily Regional Banks Bull 3X Shares				Direxion Daily Regional Banks Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$14,149,835	$—	$—	$14,149,835	$—	$—	$—	$—
Short Term Investments	11,228,760	—	—	11,228,760	2,404,186	—	—	2,404,186
Other Financial Instruments*	—	5,182,174	—	5,182,174	—	(950,326)	—	(950,326)
Cash Equivalents	1,457,949	—	—	1,457,949	2,088,195	—	—	2,088,195
	Direxion Daily Retail Bull 3X Shares				Direxion Daily S&P Biotech Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$14,790,575	$—	$—	$14,790,575	$—	$—	$—	$—
Investment Companies	—	—	—	—	113,643,341	—	—	113,643,341
Short Term Investments	14,635,873	—	—	14,635,873	164,012,939	—	—	164,012,939
Other Financial Instruments*	—	(2,117,418)	—	(2,117,418)	—	113,215,916	—	113,215,916
Cash Equivalents	9,430,917	—	—	9,430,917	105,801,777	—	—	105,801,777
	Direxion Daily S&P Biotech Bear 3X Shares				Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$—	$—	$—	$—	$39,129,112	$—	$—	$39,129,112
Short Term Investments	95,203,810	—	—	95,203,810	39,622,903	—	—	39,622,903
Other Financial Instruments*	—	(31,834,470)	—	(31,834,470)	—	31,402,364	—	31,402,364
Cash Equivalents	35,006,666	—	—	35,006,666	55,971,222	—	—	55,971,222
	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares				Direxion Daily Semiconductor Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$—	$—	$—	$316,262,399	$—	$—	$316,262,399
Investment Companies	—	—	—	—	—	—	—	—
Short Term Investments	16,943,504	—	—	16,943,504	144,486,476	—	—	144,486,476
Other Financial Instruments*	—	(3,743,152)	—	(3,743,152)	—	150,770,865	—	150,770,865
Cash Equivalents	15,187,209	—	—	15,187,209	55,496,764	—	—	55,496,764
	Direxion Daily Semiconductor Bear 3X Shares				Direxion Daily Technology Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$—	$—	$—	$—	$287,318,404	$—	$—	$287,318,404
Short Term Investments	35,404,690	—	—	35,404,690	116,774,605	—	—	116,774,605
Other Financial Instruments*	—	(13,220,612)	—	(13,220,612)	—	91,022,199	—	91,022,199
Cash Equivalents	26,965,456	—	—	26,965,456	38,761,216	—	—	38,761,216

DIREXION ANNUAL REPORT

	Direxion Daily Technology Bear 3X Shares				Direxion Daily Transportation Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$—	$—	$—	$1,988,119	$—	$—	$1,988,119
Short Term Investments	15,482,647	—	—	15,482,647	483,567	—	—	483,567
Other Financial Instruments*	—	(5,107,728)	—	(5,107,728)	—	(42,966)	—	(42,966)
Cash Equivalents	7,339,192	—	—	7,339,192	464,980	—	—	464,980
	Direxion Daily Utilities Bull 3X Shares				Direxion Daily 7-10 Year Treasury Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$1,878,214	$—	$—	$1,878,214	$2,441,680	$—	$—	$2,441,680
Short Term Investments	661,075	—	—	661,075	4,021,227	—	—	4,021,227
Other Financial Instruments*	—	263,430	—	263,430	—	(168,401)	—	(168,401)
Cash Equivalents	563,740	—	—	563,740	2,790,394	—	—	2,790,394
	Direxion Daily 7-10 Year Treasury Bear 3X Shares				Direxion Daily 20+ Year Treasury Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$—	$—	$—	$—	$62,235,352	$—	$—	$62,235,352
Short Term Investments	16,558,098	—	—	16,558,098	23,635,986	—	—	23,635,986
Other Financial Instruments*	—	808,411	—	808,411	—	3,100,803	—	3,100,803
Cash Equivalents	12,180,982	—	—	12,180,982	7,186,217	—	—	7,186,217
	Direxion Daily 20+ Year Treasury Bear 3X Shares				Direxion Daily Emerging Markets Bond Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies	$—	$—	$—	$—	$1,685,625	$—	$—	$1,685,625
Short Term Investments	206,865,440	—	—	206,865,440	722,183	—	—	722,183
Other Financial Instruments*	—	(3,979,550)	—	(3,979,550)	—	63,335	—	63,335
Cash Equivalents	161,509,557	—	—	161,509,557	116,528	—	—	116,528

For further detail on each asset class, see the Schedules of Investments.

*  Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as futures and swap contracts. Futures and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the period ended October 31, 2017. There were no Level 3 securities held by the Funds during the period ended October 31, 2017. It is the Funds' policy to recognize transfers between levels at their fair values as of the beginning of the period, if applicable.

DIREXION ANNUAL REPORT

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2017, the Funds were invested in swap and futures contracts. At October 31, 2017, the fair value of derivative instruments, by primary risk, was as follows:

	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 3X Shares	$10,372,623	$—	$10,372,623
Direxion Daily S&P 500® Bull 3X Shares	62,814,406	—	62,814,406
Direxion Daily Small Cap Bull 3X Shares	99,574,310	—	99,574,310
Direxion Daily EURO STOXX 50® Bull 3X Shares	369,304	—	369,304
Direxion Daily FTSE China Bull 3X Shares	42,674,905	—	42,674,905
Direxion Daily FTSE Europe Bull 3X Shares	14,693,585	—	14,693,585
Direxion Daily MSCI Brazil Bull 3X Shares	36,352,966	—	36,352,966
Direxion Daily MSCI Developed Markets Bull 3X Shares	3,633,216	—	3,633,216
Direxion Daily MSCI Emerging Markets Bull 3X Shares	9,483,051	—	9,483,051
Direxion Daily MSCI India Bull 3X Shares	18,653,389	—	18,653,389
Direxion Daily MSCI Japan Bull 3X Shares	2,626,828	—	2,626,828
Direxion Daily MSCI South Korea Bull 3X Shares	2,323,390	—	2,323,390
Direxion Daily Russia Bull 3X Shares	25,263,814	—	25,263,814
Direxion Daily Russia Bear 3X Shares	318,253	—	318,253
Direxion Daily Aerospace & Defense Bull 3X Shares	4,858,160	—	4,858,160
Direxion Daily Energy Bull 3X Shares	56,837,845	—	56,837,845
Direxion Daily Energy Bear 3X Shares	202,764	—	202,764
Direxion Daily Financial Bull 3X Shares	308,414,744	—	308,414,744
Direxion Daily Financial Bear 3X Shares	5,253	—	5,253
Direxion Daily Gold Miners Index Bear 3X Shares	53,392,406	—	53,392,406
Direxion Daily Healthcare Bull 3X Shares	17,904,106	—	17,904,106
Direxion Daily Homebuilders & Supplies Bull 3X Shares	6,963,757	—	6,963,757
Direxion Daily Industrials Bull 3X Shares	282,212	—	282,212
Direxion Daily Junior Gold Miners Index Bear 3X Shares	14,432,251	—	14,432,251
Direxion Daily MSCI Real Estate Bull 3X Shares	855,105	—	855,105
Direxion Daily Natural Gas Related Bull 3X Shares	8,482,460	—	8,482,460
Direxion Daily Natural Gas Related Bear 3X Shares	42,150	—	42,150
Direxion Daily Regional Banks Bull 3X Shares	5,182,632	—	5,182,632
Direxion Daily Retail Bull 3X Shares	33,928	—	33,928
Direxion Daily S&P Biotech Bull 3X Shares	113,215,916	—	113,215,916
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	31,402,364	—	31,402,364
Direxion Daily Semiconductor Bull 3X Shares	150,770,865	—	150,770,865
Direxion Daily Technology Bull 3X Shares	91,022,199	—	91,022,199
Direxion Daily Utilities Bull 3X Shares	263,430	—	263,430
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	808,411	808,411
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	3,998,889	3,998,889
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	2,092,457	2,092,457
Direxion Daily Emerging Markets Bond Bull 3X Shares	63,335	—	63,335
Futures Contracts* Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily S&P 500® Bull 3X Shares	$8,101,175	$—	$8,101,175

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

*  Cumulative appreciation(depreciation) of futures contracts as reported in the Schedule of Investments.

  Only current day's variation margin, if any, is reported in the Statements of Assets and Liabilities.

DIREXION ANNUAL REPORT

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bear 3X Shares	$1,062,359	$—	$1,062,359
Direxion Daily S&P 500® Bear 3X Shares	58,583,254	—	58,583,254
Direxion Daily Small Cap Bull 3X Shares	1,083,612	—	1,083,612
Direxion Daily Small Cap Bear 3X Shares	126,126,742	—	126,126,742
Direxion Daily FTSE China Bull 3X Shares	271,138	—	271,138
Direxion Daily FTSE China Bear 3X Shares	9,682,937	—	9,682,937
Direxion Daily FTSE Europe Bull 3X Shares	6,613	—	6,613
Direxion Daily Latin America Bull 3X Shares	1,838,856	—	1,838,856
Direxion Daily MSCI Brazil Bull 3X Shares	578,601	—	578,601
Direxion Daily MSCI Developed Markets Bear 3X Shares	591,793	—	591,793
Direxion Daily MSCI Emerging Markets Bear 3X Shares	15,895,551	—	15,895,551
Direxion Daily MSCI Mexico Bull 3X Shares	73,572	—	73,572
Direxion Daily Russia Bull 3X Shares	170,090	—	170,090
Direxion Daily Russia Bear 3X Shares	8,238,239	—	8,238,239
Direxion Daily Aerospace & Defense Bull 3X Shares	13	—	13
Direxion Daily Energy Bear 3X Shares	4,120,756	—	4,120,756
Direxion Daily Financial Bear 3X Shares	53,132,960	—	53,132,960
Direxion Daily Gold Miners Index Bull 3X Shares	299,252,298	—	299,252,298
Direxion Daily Healthcare Bull 3X Shares	29,053	—	29,053
Direxion Daily Industrials Bull 3X Shares	594	—	594
Direxion Daily Junior Gold Miners Index Bull 3X Shares	220,505,100	—	220,505,100
Direxion Daily Junior Gold Miners Index Bear 3X Shares	1,019,700	—	1,019,700
Direxion Daily MSCI Real Estate Bear 3X Shares	819,077	—	819,077
Direxion Daily Natural Gas Related Bull 3X Shares	1,584,974	—	1,584,974
Direxion Daily Natural Gas Related Bear 3X Shares	231,404	—	231,404
Direxion Daily Regional Banks Bull 3X Shares	458	—	458
Direxion Daily Regional Banks Bear 3X Shares	950,326	—	950,326
Direxion Daily Retail Bull 3X Shares	2,151,346	—	2,151,346
Direxion Daily S&P Biotech Bear 3X Shares	31,834,470	—	31,834,470
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	3,743,152	—	3,743,152
Direxion Daily Semiconductor Bear 3X Shares	13,220,612	—	13,220,612
Direxion Daily Technology Bear 3X Shares	5,107,728	—	5,107,728
Direxion Daily Transportation Bull 3X Shares	42,966	—	42,966
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	168,401	168,401
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	898,086	898,086
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	6,072,007	6,072,007

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

*  Cumulative appreciation(depreciation) of futures contracts as reported in the Schedule of Investments.

  Only current day's variation margin, if any, is reported in the Statements of Assets and Liabilities.

DIREXION ANNUAL REPORT

Transactions in derivative instruments during the period ended October 31, 2017 by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Mid Cap Bull 3X Shares	Swap Contracts	$21,100,961	$—	$8,686,698	$—
Direxion Daily Mid Cap Bear 3X Shares	Swap Contracts	(4,652,989)	—	(1,413,917)	—
Direxion Daily S&P 500® Bull 3X Shares	Swap Contracts	344,308,464	—	(67,313,005)	—
Direxion Daily S&P 500® Bull 3X Shares	Futures Contracts	915,975	—	8,101,175	—
Direxion Daily S&P 500® Bear 3X Shares	Swap Contracts	(223,804,220)	—	(54,664,113)	—
Direxion Daily Small Cap Bull 3X Shares	Swap Contracts	450,793,261	—	25,358,611	—
Direxion Daily Small Cap Bear 3X Shares	Swap Contracts	(305,455,688)	—	(132,401,200)	—
Direxion Daily EURO STOXX 50® Bull 3X Shares	Swap Contracts	295,908	—	369,304	—
Direxion Daily FTSE China Bull 3X Shares	Swap Contracts	73,004,019	—	27,972,084	—
Direxion Daily FTSE China Bear 3X Shares	Swap Contracts	(33,054,177)	—	(12,609,792)	—
Direxion Daily FTSE Europe Bull 3X Shares	Swap Contracts	5,262,654	—	15,504,494	—
Direxion Daily Latin America Bull 3X Shares	Swap Contracts	14,589,834	—	(13,408,286)	—
Direxion Daily MSCI Brazil Bull 3X Shares	Swap Contracts	61,299,290	—	(14,222,144)	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	Swap Contracts	9,397,943	—	3,496,400	—
Direxion Daily MSCI Developed Markets Bear 3X Shares	Swap Contracts	(2,502,801)	—	(1,330,051)	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Swap Contracts	138,778,894	—	(32,617,319)	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	Swap Contracts	(79,807,903)	—	(754,685)	—
Direxion Daily MSCI India Bull 3X Shares	Swap Contracts	33,179,152	—	9,295,970	—
Direxion Daily MSCI Japan Bull 3X Shares	Swap Contracts	1,720,114	—	1,477,703	—
Direxion Daily MSCI Mexico Bull 3X Shares	Swap Contracts	(385,260)	—	(73,572)	—
Direxion Daily MSCI South Korea Bull 3X Shares	Swap Contracts	2,311,233	—	2,871,186	—
Direxion Daily Russia Bull 3X Shares	Swap Contracts	139,914,216	—	(70,572,620)	—

DIREXION ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Russia Bear 3X Shares	Swap Contracts	$(29,116,926)	$—	$1,927,580	$—
Direxion Daily Aerospace & Defense Bull 3X Shares	Swap Contracts	679,787	—	4,858,147	—
Direxion Daily Energy Bull 3X Shares	Swap Contracts	(23,335,098)	—	6,715,532	—
Direxion Daily Energy Bear 3X Shares	Swap Contracts	(2,600,083)	—	(3,744,725)	—
Direxion Daily Financial Bull 3X Shares	Swap Contracts	613,522,611	—	195,428,047	—
Direxion Daily Financial Bear 3X Shares	Swap Contracts	(155,788,280)	—	(45,585,318)	—
Direxion Daily Gold Miners Index Bull 3X Shares	Swap Contracts	(320,744,964)	—	(135,100,574)	—
Direxion Daily Gold Miners Index Bear 3X Shares	Swap Contracts	65,687,340	—	24,781,007	—
Direxion Daily Healthcare Bull 3X Shares	Swap Contracts	40,678,435	—	36,208,816	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Swap Contracts	2,020,095	—	7,371,877	—
Direxion Daily Industrials Bull 3X Shares	Swap Contracts	178,402	—	281,618	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Swap Contracts	(306,139,601)	—	(351,905,740)	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	Swap Contracts	42,842,822	—	(5,872,767)	—
Direxion Daily MSCI Real Estate Bull 3X Shares	Swap Contracts	6,178,156	—	2,619,618	—
Direxion Daily MSCI Real Estate Bear 3X Shares	Swap Contracts	379,385	—	(3,134,353)	—
Direxion Daily Natural Gas Related Bull 3X Shares	Swap Contracts	(15,216,635)	—	7,602,774	—
Direxion Daily Natural Gas Related Bear 3X Shares	Swap Contracts	1,106,388	—	(1,939,272)	—
Direxion Daily Regional Banks Bull 3X Shares	Swap Contracts	(2,009,140)	—	5,039,470	—
Direxion Daily Regional Banks Bear 3X Shares	Swap Contracts	(667,989)	—	(795,428)	—
Direxion Daily Retail Bull 3X Shares	Swap Contracts	(2,088,449)	—	(8,995,878)	—
Direxion Daily S&P Biotech Bull 3X Shares	Swap Contracts	201,949,991	—	153,686,331	—
Direxion Daily S&P Biotech Bear 3X Shares	Swap Contracts	(56,588,223)	—	(63,196,306)	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Swap Contracts	(33,085,188)	—	17,230,048	—

DIREXION ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	Swap Contracts	$6,106,214	$—	$(8,143,581)	$—
Direxion Daily Semiconductor Bull 3X Shares	Swap Contracts	147,607,660	—	130,862,634	—
Direxion Daily Semiconductor Bear 3X Shares	Swap Contracts	(56,833,153)	—	(1,294,842)	—
Direxion Daily Technology Bull 3X Shares	Swap Contracts	120,213,293	—	76,422,552	—
Direxion Daily Technology Bear 3X Shares	Swap Contracts	(17,211,272)	—	662,051	—
Direxion Daily Transportation Bull 3X Shares	Swap Contracts	422,830	—	(42,966)	—
Direxion Daily Utilities Bull 3X Shares	Swap Contracts	174,553	—	263,430	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Swap Contracts	—	(439,806)	—	(470,260)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	Swap Contracts	—	(2,761,342)	—	3,463,104
Direxion Daily 20+ Year Treasury Bull 3X Shares	Swap Contracts	—	(12,932,116)	—	6,599,850
Direxion Daily 20+ Year Treasury Bear 3X Shares	Swap Contracts	—	42,871,787	—	(33,049,691)
Direxion Daily Emerging Markets Bond Bull 3X Shares	Swap Contracts	11,127	—	63,335	—

1  Statements of Operations location: Net realized gain (loss) on swap and future contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap and future contracts.

For the period ended October 31, 2017, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts	Long Futures Contracts	Short Futures Contracts
Direxion Daily Mid Cap Bull 3X Shares	$149,338,705	$—	$—	$—
Direxion Daily Mid Cap Bear 3X Shares	—	26,899,086	—	—
Direxion Daily S&P 500® Bull 3X Shares	1,364,269,145	—	58,524,950	—
Direxion Daily S&P 500® Bear 3X Shares	—	1,306,635,570	—	—
Direxion Daily Small Cap Bull 3X Shares	1,733,666,692	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	1,846,429,284	—	—
Direxion Daily EURO STOXX 50® Bull 3X Shares	6,910,935	—	—	—
Direxion Daily FTSE China Bull 3X Shares	413,485,798	—	—	—
Direxion Daily FTSE China Bear 3X Shares	—	164,319,242	—	—
Direxion Daily FTSE Europe Bull 3X Shares	101,080,206	—	—	—
Direxion Daily Latin America Bull 3X Shares	37,406,959	—	—	—
Direxion Daily MSCI Brazil Bull 3X Shares	236,051,289	—	—	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	64,046,850	—	—	—
Direxion Daily MSCI Developed Markets Bear 3X Shares	—	17,015,920	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	508,576,566	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	311,062,823	—	—
Direxion Daily MSCI India Bull 3X Shares	224,620,456	—	—	—
Direxion Daily MSCI Japan Bull 3X Shares	24,696,822	—	—	—

DIREXION ANNUAL REPORT

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts	Long Futures Contracts	Short Futures Contracts
Direxion Daily MSCI Mexico Bull 3X Shares	$6,430,958	$—	$—	$—
Direxion Daily MSCI South Korea Bull 3X Shares	19,560,190	—	—	—
Direxion Daily Russia Bull 3X Shares	399,567,844	—	—	—
Direxion Daily Russia Bear 3X Shares	—	107,544,130	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	38,530,019	—	—	—
Direxion Daily Energy Bull 3X Shares	1,271,226,999	—	—	—
Direxion Daily Energy Bear 3X Shares	—	155,535,706	—	—
Direxion Daily Financial Bull 3X Shares	3,323,391,067	—	—	—
Direxion Daily Financial Bear 3X Shares	—	679,388,305	—	—
Direxion Daily Gold Miners Index Bull 3X Shares	4,242,954,703	—	—	—
Direxion Daily Gold Miners Index Bear 3X Shares	—	883,279,625	—	—
Direxion Daily Healthcare Bull 3X Shares	405,737,726	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	26,287,508	—	—	—
Direxion Daily Industrials Bull 3X Shares	3,443,302	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	2,232,918,430	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	348,936,145	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	199,979,586	—	—	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	57,854,324	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	138,819,480	—	—	—
Direxion Daily Natural Gas Related Bear 3X Shares	—	15,252,893	—	—
Direxion Daily Regional Banks Bull 3X Shares	48,639,438	—	—	—
Direxion Daily Regional Banks Bear 3X Shares	—	6,997,426	—	—
Direxion Daily Retail Bull 3X Shares	89,358,460	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	850,934,377	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	—	277,091,031	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	283,409,648	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	78,498,266	—	—
Direxion Daily Semiconductor Bull 3X Shares	651,222,459	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	115,346,173	—	—
Direxion Daily Technology Bull 3X Shares	687,229,502	—	—	—
Direxion Daily Technology Bear 3X Shares	—	48,155,540	—	—
Direxion Daily Transportation Bull 3X Shares	4,516,274	—	—	—
Direxion Daily Utilities Bull 3X Shares	3,410,270	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	19,117,713	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	86,533,916	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	207,226,846	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	1,215,679,345	—	—
Direxion Daily Emerging Markets Bond Bull 3X Shares	3,024,300	—	—	—

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of 300% or -300% daily performance of their respective indices.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy

DIREXION ANNUAL REPORT

or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Correlation Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and future agreements may be used to create leverage. Each Fund employs leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

10.  ADDITIONAL INFORMATION

During the year ended October 31, 2017, shares of the following funds were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock splits have no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the reverse stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily S&P 500® Bear 3X Shares	5/1/2017	1	:5	$8.78	$43.90	50,275,675	10,055,135
Direxion Daily Russia Bear 3X Shares	5/1/2017	1	:5	6.01	30.07	5,474,417	1,094,883
Direxion Daily Gold Miners Index Bull 3X Shares	5/1/2017	1	:4	8.17	32.69	209,788,735	52,447,184
Direxion Daily Junior Gold Miners Index Bull 3X Shares	5/1/2017	1	:4	4.53	18.13	182,664,660	45,666,165

DIREXION ANNUAL REPORT

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily Junior Gold Miners Index Bear 3X Shares	5/1/2017	1	:4	$19.88	$79.53	5,956,150	1,489,037
Direxion Daily Regional Banks Bear 3X Shares	5/1/2017	1	:5	9.34	46.71	250,000	50,000
Direxion Daily Semiconductor Bear 3X Shares	5/1/2017	1	:5	7.50	37.48	4,549,748	909,950

During the year ended October 31, 2017, shares of the following funds were adjusted to reflect a forward stock split. The effect of the forward stock split was to increase the number of shares outstanding and decrease the net asset value. The forward stock splits have no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the forward stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily S&P 500® Bull 3X Shares	5/1/2017	4	:1	$129.77	$32.44	4,401,251	17,605,006
Direxion Daily Small Cap Bull 3X Shares	5/1/2017	2	:1	108.93	54.46	5,300,033	10,600,067
Direxion Daily Latin America Bull 3X Shares	5/1/2017	4	:1	108.36	27.09	154,773	619,092
Direxion Daily Russia Bull 3X Shares	5/1/2017	2	:1	91.48	45.74	1,884,001	3,768,002
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	5/1/2017	2	:1	57.58	28.79	2,404,738	4,809,476

11.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

Effective November 1, 2017, the Board of Trustees of the Trust approved a change in the Management Services Agreement. Effective November 1, 2017, the Trust will pay the Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000.

Subsequent to October 31, 2017, the Board of Trustees approved the Funds' participation in a securities lending program. Certain Funds engaged in securities lending activity in November 2017.

The Board of Trustees of the Trust has elected Henry W. Mulholland as a Trustee of the Trust effective December 1, 2017. The information to be disclosed in the Trustees and Officers table pertaining to Mr. Mulholland is below:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Henry W. Mulholland Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990-2015, most recently as Managing Director and Head of Equities for Americas.	152	None.

DIREXION ANNUAL REPORT

On December 12, 2017, certain Funds declared short-term and long-term capital gain distributions with an ex-date of December 13, 2017 and payable date of December 20, 2017. On December 18, 2017, certain Funds declared income distributions with an ex-date of December 19, 2017 and a payable date of December 27, 2017. The income and capital gain distribution amounts per share for each Fund was as follows:

Funds	Per Share Income Distribution	Per Share Short-Term Capital Gain Distribution	Per Share Long-Term Capital Gain Distribution
Direxion Daily Mid Cap Bull 3X Shares	$0.06883	$1.17221	$—
Direxion Daily S&P 500® Bull 3X Shares	0.11509	1.60359	—
Direxion Daily Small Cap Bull 3X Shares	0.10630	—	—
Direxion Daily EURO STOXX 50® Bull 3X Shares	0.07576	2.15098	—
Direxion Daily FTSE China Bull 3X Shares	0.37642	—	—
Direxion Daily FTSE Europe Bull 3X Shares	0.14350	—	—
Direxion Daily MSCI Brazil Bull 3X Shares	0.29637	—	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	0.63065	0.34401	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	0.31953	—	—
Direxion Daily MSCI India Bull 3X Shares	0.31548	—	—
Direxion Daily MSCI Japan Bull 3X Shares	0.13983	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	0.05594	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	0.39406	1.84000	—
Direxion Daily Russia Bull 3X Shares	0.50146	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	0.01876	0.63069	—
Direxion Daily Energy Bull 3X Shares	0.21402	—	—
Direxion Daily Financial Bull 3X Shares	0.07745	—	—
Direxion Daily Healthcare Bull 3X Shares	0.07013	0.01573	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	0.98815	0.16435
Direxion Daily Industrials Bull 3X Shares	0.12074	0.08780	—
Direxion Daily MSCI Real Estate Bull 3X Shares	0.20878	—	—
Direxion Daily Regional Banks Bull 3X Shares	0.11826	—	—
Direxion Daily Retail Bull 3X Shares	0.00301	—	—
Direxion Daily S&P Biotech Bull 3X Shares	—	0.13261	—
Direxion Daily Semiconductor Bull 3X Shares	0.12084	—	—
Direxion Daily Technology Bull 3X Shares	0.11181	—	—
Direxion Daily Transportation Bull 3X Shares	0.06861	2.93468	—
Direxion Daily Utilities Bull 3X Shares	0.15819	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	0.00447	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	0.07197	—	—
Direxion Daily Emerging Markets Bond Bull 3X Shares	0.15354	0.22408	—

12.  RECENT ACCOUNTING PRONOUNCEMENT

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017, and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates have been incorporated in the Funds' financial statements and have no impact on each of the Fund's net assets or results of operations.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Direxion Shares ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily Mid Cap Bear 3X Shares, Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily EURO STOXX 50® Bull 3X Shares, Direxion Daily FTSE China Bull 3X Shares, Direxion Daily FTSE China Bear 3X Shares, Direxion Daily FTSE Europe Bull 3X Shares, Direxion Daily Latin America Bull 3X Shares, Direxion Daily MSCI Brazil Bull 3X Shares (formerly Direxion Daily Brazil Bull 3X Shares), Direxion Daily MSCI Developed Markets Bull 3X Shares (formerly Direxion Daily Developed Markets Bull 3X Shares), Direxion Daily MSCI Developed Markets Bear 3X Shares (formerly Direxion Daily Developed Markets Bear 3X Shares), Direxion Daily MSCI Emerging Markets Bull 3X Shares (formerly Direxion Daily Emerging Markets Bull 3X Shares), Direxion Daily MSCI Emerging Markets Bear 3X Shares (formerly Direxion Daily Emerging Markets Bear 3X Shares), Direxion Daily MSCI India Bull 3X Shares (formerly Direxion Daily India Bull 3X Shares), Direxion Daily MSCI Japan Bull 3X Shares (formerly Direxion Daily Japan Bull 3X Shares), Direxion Daily MSCI Mexico Bull 3X Shares, Direxion Daily MSCI South Korea Bull 3X Shares, Direxion Daily Russia Bull 3X Shares, Direxion Daily Russia Bear 3X Shares, Direxion Daily Aerospace & Defense Bull 3X Shares, Direxion Daily Energy Bull 3X Shares, Direxion Daily Energy Bear 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Gold Miners Index Bull 3X Shares, Direxion Daily Gold Miners Index Bear 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily Homebuilders & Supplies Bull 3X Shares, Direxion Daily Industrials Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bear 3X Shares, Direxion Daily MSCI Real Estate Bull 3X Shares (formerly Direxion Daily Real Estate Bull 3X Shares), Direxion Daily MSCI Real Estate Bear 3X Shares (formerly Direxion Daily Real Estate Bear 3X Shares), Direxion Daily Natural Gas Related Bull 3X Shares, Direxion Daily Natural Gas Related Bear 3X Shares, Direxion Daily Regional Banks Bull 3X Shares, Direxion Daily Regional Banks Bear 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily S&P Biotech Bull 3X Shares, Direxion Daily S&P Biotech Bear 3X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily Transportation Bull 3X Shares, Direxion Daily Utilities Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, Direxion Daily 20+ Year Treasury Bear 3X Shares, and Direxion Daily Emerging Markets Bond Bull 3X Shares (fifty-six of the series of Direxion Shares ETF Trust (the "Funds")) as of October 31, 2017, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods or years indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Direxion Shares ETF Trust at October 31, 2017, the results of their operations, the changes in their net assets and the financial highlights for each of the periods or years indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 22, 2017

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction ("DRD"), the individual qualified dividend rate ("QDI"), the qualified interest income rate ("QII"), and the qualified short-term gain rate ("QSTG") is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion Daily Mid Cap Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Mid Cap Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Small Cap Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Small Cap Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily EURO STOXX 50® Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily FTSE China Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily FTSE China Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily FTSE Europe Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Latin America Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MSCI Brazil Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MSCI Developed Markets Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MSCI Developed Markets Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MSCI India Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MSCI Japan Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MSCI Mexico Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MSCI South Korea Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Russia Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Russia Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Aerospace & Defense Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Energy Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Energy Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Financial Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Financial Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Gold Miners Index Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Gold Miners Index Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Healthcare Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Industrials Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Junior Gold Miners Index Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MSCI Real Estate Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MSCI Real Estate Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Natural Gas Related Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Natural Gas Related Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Regional Banks Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Regional Banks Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Retail Bull 3X Shares	0.66%	0.66%	0.00%	100.00%
Direxion Daily S&P Biotech Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P Biotech Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	0.06%	0.06%	0.00%	0.00%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Semiconductor Bull 3X Shares	0.79%	0.79%	0.00%	100.00%
Direxion Daily Semiconductor Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Technology Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Technology Bear 3X Shares	0.00%	0.00%	0.00%	0.00%

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Funds	DRD	QDI	QII	QSTG
Direxion Daily Transportation Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Utilities Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Emerging Markets Bond Bull 3X Shares	0.00%	0.00%	0.00%	0.00%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ending October 31, 2017. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 49	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty, 1999 – present.	152	None.
Eric W. Falkeis(2) Age: 43	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013.	152	Trustee, Professionally Managed Portfolios (31 Funds).

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 74	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	152	None.

(1)  Mr. O'Neill is affiliated with Rafferty. Mr. O'Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)  Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 130 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 22 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
John A. Weisser Age: 75	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 1995; Salomon Brothers, Inc., 1971 – 1995, most recently as Managing Director.	152
					Director until December 2016, The MainStay Funds Trust, The MainStay Funds, MainStay VP Fund Series, Mainstay Defined Term Municipal Opportunities Fund; Private Advisors Alternative Strategy Fund; Private Advisors Alternative Strategies Master Fund.
David L. Driscoll Age: 47	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	152	None.
Jacob C. Gaffey Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	152	None.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 130 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 22 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 49	Chief Executive Officer and Chief Investment Officer	One Year; Since 2008	Managing Director of Rafferty, 1999 – present.	152	N/A
Eric W. Falkeis(2) Age: 43	Principal Executive Officer	One Year; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President, Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013.	152	Trustee, Professionally Managed Portfolios (31 Funds).
Patrick J. Rudnick Age: 44	Principal Financial Officer and Assistant Secretary	One Year; Since 2010	Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS (2006 – 2013).	N/A	N/A

(1)  Mr. O'Neill is affiliated with Rafferty. Mr. O'Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)  Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 130 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 22 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl Age: 41	Secretary	One Year; Since 2011	General Counsel, Rafferty Asset Management, LLC, since October 2010; formerly Chief Compliance Officer, Rafferty Asset Management, LLC (2012 – 2016).	N/A	N/A
Kent Barnes Age: 48	Chief Compliance Officer	One Year; Since 2016	Director of Compliance, since April 2016, Rafferty Asset Management, LLC; formerly, General Counsel – Alternative Investments, USBFS (2006 – 2016).	N/A	N/A

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 130 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 22 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Provided below is a summary of certain of the factors the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "Trust"), including the trustees who are not "interested persons" as defined in the 1940 Act, (the "Independent Trustees"), considered in approving the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC ("Advisor") and the Trust, on behalf of the Direxion Daily Emerging Markets Bond Bull 3X Shares at its May 18, 2015, August 23, 2016 and August 24, 2017 meetings, and the Direxion Daily Utilities Bull 3X Shares, Direxion Daily Industrials Bull 3X Shares, Direxion Daily MSCI Mexico Bull 3X Shares, Direxion Daily Transportation Bull 3X Shares, Direxion Daily Aerospace & Defense Bull 3X Shares and the Direxion Daily EURO STOXX 50® Bull 3X Shares at its February 9, 2017 meeting, each a series of the Trust. Each series of the Trust listed above is referred to herein as a "Fund" and collectively as the "Funds." In evaluating the Agreement, the Board reviewed materials furnished by Advisor in response to inquiries circulated on behalf of the Board prior to the meeting.

The Board did not identify any particular information as most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors discussed below. In determining whether to approve the Agreement, the Board evaluated all of the information provided, was advised by legal counsel regarding its duties, and considered the best interests of each Fund separately.

The Board noted that the Funds had not yet commenced operations. Accordingly, the Board primarily considered the nature, extent and quality of the services to be provided by Advisor, including information on the investment performance of similar index-based and leveraged investment strategies managed by Advisor for other series of the Trust; the costs of the services provided and the projected profitability of Advisor from its relationship with each Fund; the advisory fee rates to be paid to Advisor; the total expense ratio of each Fund; and other benefits to be received by Advisor from its relationship with each Fund.

Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of the services to be provided by Advisor under the Agreement. Because the Funds had not commenced operations, they did not have any prior performance history. The Board noted, however, that Advisor has provided services to the Trust since its inception date and has developed an expertise in managing funds with leveraged investment strategies. The Board considered that Advisor, as for other series of the Trust, will oversee all aspects of the operation of the Funds, including oversight of the Funds' service providers, and will provide compliance resources to the Funds. The Board also considered Advisor's representations that it has the financial resources and appropriate staffing to manage the Funds and to meet its contractual fee waivers and/or expense reimbursement obligations under the Agreement. Based on these and other considerations, the Board determined, in the exercise of its reasonable business judgment, that the nature, extent and quality of the services to be provided by Advisor to the Funds under the Agreement would be fair and reasonable.

Costs of Services Provided to the Funds and Profits Realized.  The Board considered the fees to be paid to Advisor on an annualized basis, inclusive of contractual fee waivers pursuant to the operating expense limitation agreement between the Trust and Advisor. In this regard, Advisor advised the Board that the combined advisory fee rate and expense limitations for the Funds are similar to (i) the advisory fee rates for comparable third-party exchange-traded funds; and (ii) the advisory fee rates charged by Advisor to most comparable series of the Trust. The Board considered Advisor's representation that the total projected expense ratios for each Fund is commensurate with, or less than, third party exchange-traded funds or other products with investment strategies similar to the Funds. The Board also considered that Advisor agreed to limit the total expenses for each Fund under the operating expense limitation agreement. The Board further considered that the Funds had not commenced operations and, therefore, Advisor did not have any prior profit data related to the Funds. The Board did, however, consider the overall profitability of Advisor's investment business and a break-even analysis provided by Advisor for each Fund. Based on these considerations, the Board determined, in the exercise of its reasonable business judgment, that the costs of the services to be provided and profits that may be realized under the Agreement would be fair and reasonable.

Economies of Scale. The Board considered whether economies of scale may be realized by Advisor as each Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board noted that the Funds had not yet commenced operations and did not yet have any assets. Accordingly, the Board determined that it was premature to consider economies of scale related to the Funds.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Other Benefits.  The Board considered Advisor's representation that it believes that its relationship with the Funds may help to enable Advisor to attract business to its other funds, and vice versa, which may result in Advisor earning more in overall investment advisory fees. The Board also considered that Advisor's overall business with brokerage firms may lower commission rates and provide better execution for Funds' and other clients' portfolio transactions. In addition, the Board considered Advisor's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that the Funds pay a management services fee to Advisor. Based on these and other considerations, the Board determined, in the exercise of its business judgment, that other benefits to Advisor under the Agreement would not be material, and therefore, were not a significant factor for the Board to consider in approving the Agreement.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement for the Funds is fair and reasonable in light of the services to be performed, fees to be paid, expenses to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment. On this basis, the Board unanimously voted to approve the Agreement.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Investment Advisory Agreement Approval (Unaudited)

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "Trust") annually considers the renewal of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Advisor") and the Trust, on behalf of the Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily Mid Cap Bear 3X Shares, Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily MSCI Brazil Bull 3X Shares, Direxion Daily MSCI Developed Markets Bull 3X Shares, Direxion Daily MSCI Developed Markets Bear 3X Shares, Direxion Daily MSCI Emerging Markets Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bear 3X Shares, Direxion Daily FTSE China Bull 3X Shares, Direxion Daily FTSE China Bear 3X Shares, Direxion Daily FTSE Europe Bull 3X Shares, Direxion Daily MSCI India Bull 3X Shares, Direxion Daily MSCI Japan Bull 3X Shares, Direxion Daily Latin America Bull 3X Shares, Direxion Daily Russia Bull 3X Shares, Direxion Daily Russia Bear 3X Shares, Direxion Daily MSCI South Korea Bull 3X Shares, Direxion Daily Energy Bull 3X Shares, Direxion Daily Energy Bear 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Gold Miners Index Bull 3X Shares, Direxion Daily Gold Miners Index Bear 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily Homebuilders & Supplies Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bear 3X Shares, Direxion Daily Natural Gas Related Bull 3X Shares, Direxion Daily Natural Gas Related Bear 3X Shares, Direxion Daily MSCI Real Estate Bull 3X Shares, Direxion Daily MSCI Real Estate Bear 3X Shares, Direxion Daily Regional Banks Bull 3X Shares, Direxion Daily Regional Banks Bear 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily S&P Biotech Bull 3X Shares, Direxion Daily S&P Biotech Bear 3X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, and the Direxion Daily 20+ Year Treasury Bear 3X Shares, each a series of the Trust. Each series of the Trust is referred to herein as a "Fund" and collectively as the "Funds."

At an in-person meeting held on August 24, 2017, following such consideration, the Board, including the trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Agreement, on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreement outside the presence of the Advisor's representatives and Fund management in executive sessions held on August 8, 2017 and August 24, 2017. The Board, including the Independent Trustees, determined that the terms of the Agreement for the Funds were fair and reasonable and in the best interests of shareholders.

In considering whether to renew the Agreement, the Board requested, and the Advisor provided, information that the Board and Advisor believed to be reasonably necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Advisor for each Fund;

•  The investment objectives of the Funds which require daily rebalancing and the utilization of complex financial instruments that are not typical of traditional index tracking exchange-traded funds;

•  The level of attention required by the Advisor due to the frequent and large trading activity in the various Funds;

•  The Advisor's Form ADV;

•  Biographies of employees primarily responsible for providing investment advisory services;

•  Information regarding each component of the contractual fee rates for the prior fiscal year;

•  Information regarding advisory fees earned and waivers made by the Advisor in connection with providing services to the Funds;

•  Information regarding fees paid to the Advisor under, and an evaluation of, the Management Services Agreement;

•  Performance information for prior periods;

•  Comparative industry fee data;

•  Information regarding the financial condition of the Advisor; and

•  Information regarding how the Advisor monitors the Funds' compliance with regulatory requirements and Trust procedures.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Investment Advisory Agreement Approval (Unaudited)

The Board considered that, with respect to each Fund, they had also received information relevant to their consideration since the Fund's inception and, most recently, throughout the past year at regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' service provider arrangements and performance results. In addition, the Board received a memorandum from counsel regarding the responsibilities of the Board with respect to the approval of the Agreement and participated in a question and answer session with representatives of the Advisor. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors. The Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance of each Fund; (3) the profitability, if any, of each Fund and of the advisory business to the Advisor; (4) the extent to which economies of scale might be realized as the Funds grow; (5) whether fee levels reflect these economies of scale, if any, for the benefit of any Fund's shareholders; (6) comparisons of services and fees with contracts entered into by the Advisor with other clients (such as other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by the Advisor from its relationship with the Funds.

Nature, Extent and Quality of Services Provided.  The Board reviewed, among other things, the Advisor's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and process. The Board reviewed the scope of services to be provided by the Advisor under the Agreement and noted there would be no significant differences between the scope of services provided by the Advisor in the past year and those to be provided in the upcoming year. The Board also considered the Advisor's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past and whether those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs. The Board focused on the quality of the Advisor's personnel and operations and the systems and processes required to manage the Funds effectively, and noted that these systems and processes may not be present at other investment advisers. In particular the Board considered: (1) the Advisor's success in achieving each Fund's daily leveraged investment objective; (2) the techniques the Advisor uses in managing leveraged portfolios, which include developing index optimization and representative sampling investment strategies as well as specialized skills for trading complex financial instruments; (3) information regarding the Advisor's management of derivatives trading activities on behalf of the Funds, including the selection of swap counterparties and the negotiation of favorable derivatives contract terms; (4) the Advisor's ability to manage the Funds in a tax efficient manner, which is more challenging for leveraged than non-leveraged funds; and (5) the size, professional experience and skills of the Advisor's portfolio management staff. The Board considered that the Advisor oversees all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provides compliance services to the Funds.

Based on the Board's deliberations at the meeting, the Board, including the Independent Trustees, unanimously concluded that the nature, extent and quality of services to be provided under the Agreement could benefit shareholders.

Comparison of Advisory Services and Fees. The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Advisor by the Funds in light of the investment advisory services provided by the Advisor. In this regard, the Board also considered the ability of investors to achieve independently the investment objective of the Funds and the costs to investors of seeking to do so. The Board concluded that it would be difficult for an investor to implement independently any Fund's investment strategy and that attempting to do so would likely be cost-prohibitive.

The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the Advisor by the Funds in light of fee rates paid by other investment companies offering strategies similar in nature to the Funds. In this regard, the Board reviewed information prepared by the Advisor, using data provided by Morningstar, Inc., to compare the Funds' actual advisory fees, past operating expenses and management services fees, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). The Board noted the difficulty in compiling the Peer Group because, by design, each Fund is unique and, therefore,

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Investment Advisory Agreement Approval (Unaudited)

few (if any) fund complexes have funds with substantially similar investment objectives and operations. The Board considered, however, that to establish the Peer Group, the Advisor used the same methodology as in 2015 and 2016 and that this methodology was reviewed and recommended by an independent consultant retained by the Board to review and advise it on Peer Group construction.

The comparison reports provided to the Board included the advisory fee and net and gross total expense ratios for each Fund and each Peer Group fund. The Board considered that the Advisor had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next fiscal year by contractually agreeing to pay certain expenses of the Funds under a separate Operating Expense Limitation Agreement.

Based on its review, the Board determined that the proposed advisory fee rates for each Fund under the Agreement were reasonable in light of all factors considered.

Performance of the Funds. The Board focused on the correlation of each Fund's return to the model performance return information for the periods ending June 30, 2017 and June 30, 2016 or since inception if a Fund did not have two full years of operations. The Board also reviewed the total return of each Fund for the one-year or since inception period ended June 30, 2017. The Board utilized performance reports provided to the Board in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board noted that the correlation of returns for each Fund to each Fund's target model return was generally within expected ranges during the applicable periods. The Board noted that, given the investment objectives of the Funds, the correlation of each Fund's performance with the model performance was a more meaningful factor than a Fund's total return.

Costs of Services Provided to the Funds and Profits Realized by the Advisor. The Board reviewed information about the profitability of the Advisor based on the fee rates payable under the Agreement. The Board considered the profitability of each Fund, if profitable, and the overall profitability of the Advisor, as reflected in the Advisor's profitability analysis, as well as information provided by the Advisor concerning the methodology used to allocate various expenses. The Board also considered the significant drivers of cost for the Advisor including, but not limited to, intellectual capital, daily portfolio rebalancing of the Funds, regulatory compliance, and entrepreneurial risk and considered the costs that investors would likely incur if they independently sought to achieve the investment objectives of the Funds. The Advisor also provided the Board a report on other investment advisors' profitability, which was compiled using publicly available information. However, the Board recognized that it is difficult to compare profitability among investment advisory contracts because the most useful comparative information generally is not publicly available. To the extent such information is available, it is affected by numerous factors, including the nature of a fund's shareholder base, the structure of the particular advisor, the types of funds it manages, its business mix, assumptions regarding allocations and the fact that publicly traded fund managers' operating profits and net income are typically reported net of distribution and marketing expenses.

Based on its review, the Board, including the Independent Trustees, determined that the profit to the Advisor under the Agreement was not excessive in light of all factors considered.

Economies of Scale. The Board considered the Advisor's current breakpoints that provide for reduced advisory fee rates based on the asset levels of each Fund and the Advisor's representation that these breakpoints appropriately reflect the Funds' economies of scale. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, changes to the existing breakpoints were not necessary at this time.

Other Benefits.  The Board considered any indirect or "fall-out" benefits that the Advisor or its affiliates may derive from their relationship to the Funds. Such benefits may include the Advisor's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that the Funds pay a management services fee to the Advisor and that such fees were increasing as a result of the Advisor assuming certain functions historically provided by U.S. Bancorp Fund Services. The Board considered that the Funds would pay approximately the same amount in service fees, but the Advisor would retain a larger percentage of such service fees due to increasing the services provided to the Funds by the Advisor. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the other benefits to the Advisor were fair and reasonable.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Investment Advisory Agreement Approval (Unaudited)

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreement for the Funds was fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Advisor's expenses and such other matters as the Board considered relevant in the exercise of its business judgment and that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the continuance of the Agreement.

DIREXION ANNUAL REPORT

ANNUAL REPORT OCTOBER 31, 2017

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of Americas (6th Ave.),
28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South 6th Street
Minneapolis, MN 55402

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

You may obtain a description of the Direxion Shares ETF Trust proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling (800) 851-0511 or by accessing the SEC's website at www.sec.gov. Such reports maybe reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Each Fund's premium/discount information is available free of charge on the Funds' website, www.direxioninvestments.com or by calling (800) 851-0511.

The Trust files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling (800) 851-0511, or by accessing the SEC's website, at www.sec.gov. It may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including assessment of FIN 48 for the Funds and additional tax research. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.  The table presents aggregate fees billed to the registrant and reflected in the financial statements of the report to shareholders.

	FYE 10/31/2017	FYE 10/31/2016
Audit Fees	$1,305,772	$1,333,808
Audit-Related Fees	—	—
Tax Fees	557,133	496,975
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2017	FYE 10/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2017	FYE 10/31/2016
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Shares ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	12/29/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	12/29/17

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	1/2/18